                                                                [Execution Copy]





                         PNC MORTGAGE SECURITIES CORP.,

                        as Depositor and Master Servicer

                                       and

                                STATE STREET BANK
                               AND TRUST COMPANY,

                                    as Trustee




                         POOLING AND SERVICING AGREEMENT


                                 $329,894,608.04


                         PNC Mortgage Securities Corp.

                        Mortgage Pass-Through Certificates
                                  Series 1996-1




                           Cut-Off Date:  May 1, 1996






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                                TABLE OF CONTENTS
                                                                            PAGE

Preliminary Statement. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                    ARTICLE I

Section 1.01.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .   3
               Accretion Termination Date. . . . . . . . . . . . . . . . . .   3
               Accrual Distribution Amount . . . . . . . . . . . . . . . . .   4
               Aggregate Certificate Principal Balance . . . . . . . . . . .   4
               Aggregate FSA Premium . . . . . . . . . . . . . . . . . . . .   4
               Appraised Value . . . . . . . . . . . . . . . . . . . . . . .   4
               Authenticating Agent. . . . . . . . . . . . . . . . . . . . .   4
               Authorized Denomination . . . . . . . . . . . . . . . . . . .   4
               Available Distribution Amount . . . . . . . . . . . . . . . .   4
               Bankruptcy Coverage . . . . . . . . . . . . . . . . . . . . .   5
               Bankruptcy Coverage Initial Amount. . . . . . . . . . . . . .   6
               Bankruptcy Loss . . . . . . . . . . . . . . . . . . . . . . .   6
               Beneficial Holder:. . . . . . . . . . . . . . . . . . . . . .   6
               Book-Entry Certificates . . . . . . . . . . . . . . . . . . .   6
               Business Day. . . . . . . . . . . . . . . . . . . . . . . . .   6
               Buydown Agreement . . . . . . . . . . . . . . . . . . . . . .   6
               Buydown Fund. . . . . . . . . . . . . . . . . . . . . . . . .   6
               Buydown Fund Account. . . . . . . . . . . . . . . . . . . . .   6
               Buydown Loan. . . . . . . . . . . . . . . . . . . . . . . . .   7
               Certificate . . . . . . . . . . . . . . . . . . . . . . . . .   7
               Certificate Account . . . . . . . . . . . . . . . . . . . . .   7
               Certificate Distribution Amount . . . . . . . . . . . . . . .   7
               Certificate Insurer . . . . . . . . . . . . . . . . . . . . .  12
               Certificate Insurance Policy. . . . . . . . . . . . . . . . .  12
               Certificate Insurance Policy Proceeds . . . . . . . . . . . .  12
               Certificate Principal Balance . . . . . . . . . . . . . . . .  13
               Certificate Register and Certificate Registrar. . . . . . . .  13
               Certificateholder or Holder . . . . . . . . . . . . . . . . .  13
               Class . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
               Class A Certificates. . . . . . . . . . . . . . . . . . . . .  13
               Class A-1 Certificates. . . . . . . . . . . . . . . . . . . .  13
               Class A-2 Certificates. . . . . . . . . . . . . . . . . . . .  13
               Class A-3 Certificates. . . . . . . . . . . . . . . . . . . .  13
               Class A-4 Certificates. . . . . . . . . . . . . . . . . . . .  13
               Class A-5 Certificates. . . . . . . . . . . . . . . . . . . .  14
               Class A-6 Certificates. . . . . . . . . . . . . . . . . . . .  14
               Class A-7 Certificates. . . . . . . . . . . . . . . . . . . .  14
               Class A-8 Certificates. . . . . . . . . . . . . . . . . . . .  14
               Class A-9 Certificates. . . . . . . . . . . . . . . . . . . .  14

                                                                            PAGE

               Class A-10 Certificates . . . . . . . . . . . . . . . . . . .  14
               Class A-11 Certificates . . . . . . . . . . . . . . . . . . .  14
               Class A-12 Certificates . . . . . . . . . . . . . . . . . . .  14
               Class A-13 Certificates . . . . . . . . . . . . . . . . . . .  14
               Class A-14 Certificates . . . . . . . . . . . . . . . . . . .  14
               Class A-15 Certificates . . . . . . . . . . . . . . . . . . .  14
               Class A-16 Certificates . . . . . . . . . . . . . . . . . . .  14
               Class A-17 Certificates . . . . . . . . . . . . . . . . . . .  14
               Class A-18 Certificates . . . . . . . . . . . . . . . . . . .  14
               Class B Certificates. . . . . . . . . . . . . . . . . . . . .  14
               Class B-1 Certificates. . . . . . . . . . . . . . . . . . . .  14
               Class B-2 Certificates. . . . . . . . . . . . . . . . . . . .  15
               Class B-3 Certificates. . . . . . . . . . . . . . . . . . . .  15
               Class B-4 Certificates. . . . . . . . . . . . . . . . . . . .  15
               Class B-5 Certificates. . . . . . . . . . . . . . . . . . . .  15
               Class B-6 Certificates. . . . . . . . . . . . . . . . . . . .  15
               Class P Certificates. . . . . . . . . . . . . . . . . . . . .  15
               Class P Fraction. . . . . . . . . . . . . . . . . . . . . . .  15
               Class P Mortgage Loan . . . . . . . . . . . . . . . . . . . .  15
               Class Principal Balance . . . . . . . . . . . . . . . . . . .  15
               Class R Certificates. . . . . . . . . . . . . . . . . . . . .  16
               Class X Certificates. . . . . . . . . . . . . . . . . . . . .  16
               Class X Notional Amount . . . . . . . . . . . . . . . . . . .  16
               Clearing Agency . . . . . . . . . . . . . . . . . . . . . . .  16
               Closing Date. . . . . . . . . . . . . . . . . . . . . . . . .  16
               Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
               Combined Prepayment Percentage. . . . . . . . . . . . . . . .  16
               Company . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
               Compensating Interest . . . . . . . . . . . . . . . . . . . .  16
               Corporate Trust Office. . . . . . . . . . . . . . . . . . . .  16
               Credit Support Depletion Date . . . . . . . . . . . . . . . .  16
               Curtailment . . . . . . . . . . . . . . . . . . . . . . . . .  16
               Curtailment Shortfall . . . . . . . . . . . . . . . . . . . .  17
               Custodial Account for P&I . . . . . . . . . . . . . . . . . .  17
               Custodial Account for Reserves. . . . . . . . . . . . . . . .  17
               Custodial Agreement . . . . . . . . . . . . . . . . . . . . .  17
               Custodian . . . . . . . . . . . . . . . . . . . . . . . . . .  17
               Cut-Off Date. . . . . . . . . . . . . . . . . . . . . . . . .  17
               Definitive Certificates . . . . . . . . . . . . . . . . . . .  17
               Depositary Agreement. . . . . . . . . . . . . . . . . . . . .  17
               Destroyed Mortgage Note . . . . . . . . . . . . . . . . . . .  17
               Determination Date. . . . . . . . . . . . . . . . . . . . . .  18
               Disqualified Organization . . . . . . . . . . . . . . . . . .  18
               Distribution Date . . . . . . . . . . . . . . . . . . . . . .  18
               DTC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               DTC Participant . . . . . . . . . . . . . . . . . . . . . . .  18
               Due Date. . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               Eligible Institution. . . . . . . . . . . . . . . . . . . . .  18

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                                                                            PAGE

               Eligible Investments. . . . . . . . . . . . . . . . . . . . .  18
               ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               Event of Default. . . . . . . . . . . . . . . . . . . . . . .  20
               Excess Liquidation Proceeds . . . . . . . . . . . . . . . . .  20
               FDIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               FHA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               FHLB. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               Final Maturity Date . . . . . . . . . . . . . . . . . . . . .  20
               Fitch . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               FNMA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               Fraud Coverage. . . . . . . . . . . . . . . . . . . . . . . .  20
               Fraud Coverage Initial Amount . . . . . . . . . . . . . . . .  20
               Fraud Loss. . . . . . . . . . . . . . . . . . . . . . . . . .  20
               FSA Premium . . . . . . . . . . . . . . . . . . . . . . . . .  21
               Guaranteed Distributions. . . . . . . . . . . . . . . . . . .  21
               Indirect DTC Participants . . . . . . . . . . . . . . . . . .  21
               Insurance Proceeds. . . . . . . . . . . . . . . . . . . . . .  21
               Insured Certificates. . . . . . . . . . . . . . . . . . . . .  21
               Interest Distribution Amount. . . . . . . . . . . . . . . . .  21
               Investment Account. . . . . . . . . . . . . . . . . . . . . .  22
               Investment Depository . . . . . . . . . . . . . . . . . . . .  22
               Junior Subordinate Certificates . . . . . . . . . . . . . . .  22
               Lender. . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
               Liquidated Mortgage Loan. . . . . . . . . . . . . . . . . . .  22
               Liquidation Principal . . . . . . . . . . . . . . . . . . . .  22
               Liquidation Proceeds. . . . . . . . . . . . . . . . . . . . .  22
               Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . .  22
               Master Servicer . . . . . . . . . . . . . . . . . . . . . . .  22
               Master Servicing Fee. . . . . . . . . . . . . . . . . . . . .  22
               Monthly P&I Advance . . . . . . . . . . . . . . . . . . . . .  23
               Monthly Payment . . . . . . . . . . . . . . . . . . . . . . .  23
               Mortgage. . . . . . . . . . . . . . . . . . . . . . . . . . .  23
               Mortgage File . . . . . . . . . . . . . . . . . . . . . . . .  23
               Mortgage Interest Rate. . . . . . . . . . . . . . . . . . . .  24
               Mortgage Loan Schedule. . . . . . . . . . . . . . . . . . . .  24
               Mortgage Loans. . . . . . . . . . . . . . . . . . . . . . . .  25
               Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . .  25
               Mortgage Pool . . . . . . . . . . . . . . . . . . . . . . . .  25
               Mortgaged Property. . . . . . . . . . . . . . . . . . . . . .  25
               Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . .  25
               Nonrecoverable Advance. . . . . . . . . . . . . . . . . . . .  25
               Notice of Claim . . . . . . . . . . . . . . . . . . . . . . .  25
               Non-U.S. Person . . . . . . . . . . . . . . . . . . . . . . .  25
               OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
               Officer"s Certificate . . . . . . . . . . . . . . . . . . . .  25
               Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . .  25

                                                                            PAGE

               Original Value. . . . . . . . . . . . . . . . . . . . . . . .  25
               Ownership Interest. . . . . . . . . . . . . . . . . . . . . .  25
               Pass-Through Entity . . . . . . . . . . . . . . . . . . . . .  25
               Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . .  26
               Paying Agent. . . . . . . . . . . . . . . . . . . . . . . . .  26
               Payoff. . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
               Payoff Earnings . . . . . . . . . . . . . . . . . . . . . . .  26
               Payoff Interest . . . . . . . . . . . . . . . . . . . . . . .  26
               Payoff Period . . . . . . . . . . . . . . . . . . . . . . . .  26
               Percentage Interest or Undivided Interest . . . . . . . . . .  26
               Permitted Transferee. . . . . . . . . . . . . . . . . . . . .  27
               Person. . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
               Prepaid Monthly Payment . . . . . . . . . . . . . . . . . . .  27
               Primary Insurance Policy. . . . . . . . . . . . . . . . . . .  27
               Principal Balance . . . . . . . . . . . . . . . . . . . . . .  28
               Principal Payment . . . . . . . . . . . . . . . . . . . . . .  28
               Principal Payment Amount. . . . . . . . . . . . . . . . . . .  28
               Principal Prepayment. . . . . . . . . . . . . . . . . . . . .  28
               Principal Prepayment Amount . . . . . . . . . . . . . . . . .  28
               Prior Period. . . . . . . . . . . . . . . . . . . . . . . . .  28
               Pro Rata Allocation . . . . . . . . . . . . . . . . . . . . .  28
               Purchase Obligation . . . . . . . . . . . . . . . . . . . . .  29
               Purchase Price. . . . . . . . . . . . . . . . . . . . . . . .  29
               Qualified Insurer . . . . . . . . . . . . . . . . . . . . . .  29
               Rating Agency . . . . . . . . . . . . . . . . . . . . . . . .  29
               Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
               Realized Loss . . . . . . . . . . . . . . . . . . . . . . . .  29
               Record Date . . . . . . . . . . . . . . . . . . . . . . . . .  30
               Regular Interest Certificates . . . . . . . . . . . . . . . .  30
               REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
               REMIC Provisions. . . . . . . . . . . . . . . . . . . . . . .  30
               Remittance Rate . . . . . . . . . . . . . . . . . . . . . . .  30
               Reserve Fund. . . . . . . . . . . . . . . . . . . . . . . . .  30
               Reserve Fund Initial Amount . . . . . . . . . . . . . . . . .  31
               Residual Certificates . . . . . . . . . . . . . . . . . . . .  31
               Residual Distribution Amount. . . . . . . . . . . . . . . . .  31
               Responsible Officer . . . . . . . . . . . . . . . . . . . . .  31
               Securities Act. . . . . . . . . . . . . . . . . . . . . . . .  31
               Selling and Servicing Contract. . . . . . . . . . . . . . . .  31
               Senior Certificates . . . . . . . . . . . . . . . . . . . . .  31
               Senior Liquidation Amount . . . . . . . . . . . . . . . . . .  31
               Senior Percentage . . . . . . . . . . . . . . . . . . . . . .  31
               Senior Prepayment Percentage. . . . . . . . . . . . . . . . .  31
               Senior Principal Distribution Amount. . . . . . . . . . . . .  33
               Senior Subordinate Certificates . . . . . . . . . . . . . . .  33
               Senior Support Certificates . . . . . . . . . . . . . . . . .  33
               Senior Support Liquidation Amount . . . . . . . . . . . . . .  33

                                                                            PAGE

               Senior Support Percentage . . . . . . . . . . . . . . . . . .  33
               Senior Support Prepayment Percentage. . . . . . . . . . . . .  33
               Senior Support Principal Distribution Amount. . . . . . . . .  34
               Senior Support Trigger Date . . . . . . . . . . . . . . . . .  34
               Servicer. . . . . . . . . . . . . . . . . . . . . . . . . . .  34
               Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . .  34
               Servicing Officer . . . . . . . . . . . . . . . . . . . . . .  34
               Shortfall . . . . . . . . . . . . . . . . . . . . . . . . . .  35
               Special Hazard Coverage . . . . . . . . . . . . . . . . . . .  35
               Special Hazard Coverage Initial Amount. . . . . . . . . . . .  35
               Special Hazard Loss . . . . . . . . . . . . . . . . . . . . .  35
               Standard & Poor"s . . . . . . . . . . . . . . . . . . . . . .  36
               Stepdown Percentage . . . . . . . . . . . . . . . . . . . . .  36
               Stripped Interest Rate. . . . . . . . . . . . . . . . . . . .  36
               Subordinate Certificates. . . . . . . . . . . . . . . . . . .  36
               Subordinate Liquidation Amount. . . . . . . . . . . . . . . .  36
               Subordinate Percentage. . . . . . . . . . . . . . . . . . . .  36
               Subordinate Prepayment Percentage . . . . . . . . . . . . . .  36
               Subordinate Principal Distribution Amount . . . . . . . . . .  36
               Subordination Level . . . . . . . . . . . . . . . . . . . . .  37
               Substitute Mortgage Loan. . . . . . . . . . . . . . . . . . .  37
               Tax Matters Person. . . . . . . . . . . . . . . . . . . . . .  37
               Termination Date. . . . . . . . . . . . . . . . . . . . . . .  37
               Termination Payment . . . . . . . . . . . . . . . . . . . . .  37
               Transfer. . . . . . . . . . . . . . . . . . . . . . . . . . .  37
               Transferee. . . . . . . . . . . . . . . . . . . . . . . . . .  37
               Transferee Affidavit and Agreement. . . . . . . . . . . . . .  37
               Trust Fund. . . . . . . . . . . . . . . . . . . . . . . . . .  37
               Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
               Uncollected Interest. . . . . . . . . . . . . . . . . . . . .  37
               Uncompensated Interest Shortfall. . . . . . . . . . . . . . .  38
               Uncovered Shortfall . . . . . . . . . . . . . . . . . . . . .  38
               Underwriter . . . . . . . . . . . . . . . . . . . . . . . . .  38
               Underwriting Standards. . . . . . . . . . . . . . . . . . . .  38
               Uninsured Cause . . . . . . . . . . . . . . . . . . . . . . .  38
               U.S. Person . . . . . . . . . . . . . . . . . . . . . . . . .  38
               VA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
               Withdrawal. . . . . . . . . . . . . . . . . . . . . . . . . .  38
               Withdrawal Date . . . . . . . . . . . . . . . . . . . . . . .  38

                                   ARTICLE II

         CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01.  CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND
                         DESIGNATIONS. . . . . . . . . . . . . . . . . . . .  38

                                                                            PAGE

          Section 2.02.  ACCEPTANCE BY TRUSTEE . . . . . . . . . . . . . . .  42
          Section 2.03.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
          CONCERNING THE MORTGAGE LOANS. . . . . . . . . . . . . . . . . . .  44
          Section 2.04.  AUTHENTICATION OF THE CERTIFICATES. . . . . . . . .  47

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

          Section 3.01.  THE COMPANY TO ACT AS MASTER SERVICER . . . . . . .  47
          Section 3.02.  CUSTODIAL ACCOUNTS. . . . . . . . . . . . . . . . .  48
          Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS. . . .  49
          Section 3.04.  THE CERTIFICATE ACCOUNT . . . . . . . . . . . . . .  50
          Section 3.05.  PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT
                         AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN
                         FUNDS FROM THE BUYDOWN FUND ACCOUNTS. . . . . . . .  50
          Section 3.06.  MAINTENANCE OF PRIMARY INSURANCE POLICIES;
                         COLLECTIONS       THEREUNDER. . . . . . . . . . . .  52
          Section 3.07.  MAINTENANCE OF HAZARD INSURANCE . . . . . . . . . .  52
          Section 3.08.  ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
                         AGREEMENTS. . . . . . . . . . . . . . . . . . . . .  52
          Section 3.09.  REALIZATION UPON DEFAULTED MORTGAGE LOANS . . . . .  53
          Section 3.10.  TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES . .  54
          Section 3.11.  COMPENSATION TO THE MASTER SERVICER AND THE
                         SERVICERS . . . . . . . . . . . . . . . . . . . . .  55
          Section 3.12.  REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT
                         STATEMENT . . . . . . . . . . . . . . . . . . . . .  55
          Section 3.13.  ANNUAL STATEMENT AS TO COMPLIANCE . . . . . . . . .  56
          Section 3.14.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
                         REGARDING THE MORTGAGE LOANS. . . . . . . . . . . .  56
          Section 3.15.  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS" SERVICING
                         REPORT. . . . . . . . . . . . . . . . . . . . . . .  56
          Section 3.16.  MAINTENANCE OF THE CERTIFICATE INSURANCE POLICY;
                         COLLECTIONS      THEREUNDER . . . . . . . . . . . .  56
          Section 3.17.  MAINTENANCE OF THE RESERVE FUND; COLLECTIONS
                         THEREUNDER. . . . . . . . . . . . . . . . . . . . .  60
          Section 3.18.  [RESERVED.] . . . . . . . . . . . . . . . . . . . .  60
          Section 3.19.  [RESERVED.] . . . . . . . . . . . . . . . . . . . .  60
          Section 3.20.  [RESERVED.] . . . . . . . . . . . . . . . . . . . .  60
          Section 3.21.  ASSUMPTION OR TERMINATION OF SELLING AND SERVICING
                         CONTRACTS BY TRUSTEE. . . . . . . . . . . . . . . .  60

                                   ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

          Section 4.01.  DISTRIBUTIONS TO CERTIFICATEHOLDERS . . . . . . . .  61
          Section 4.02.  STATEMENTS TO CERTIFICATEHOLDERS. . . . . . . . . .  62
          Section 4.03.  ADVANCES BY THE MASTER SERVICER; DISTRIBUTION
                         REPORTS TO THE TRUSTEE. . . . . . . . . . . . . . .  63
          Section 4.04.  NONRECOVERABLE ADVANCES.. . . . . . . . . . . . . .  64

                                                                            PAGE

                                    ARTICLE V

                                THE CERTIFICATES

          Section 5.01.  THE CERTIFICATES. . . . . . . . . . . . . . . . . .  65
          Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. . 70
          Section 5.03.  REGISTRATION OF TRANSFER AND EXCHANGE OF
                         CERTIFICATES. . . . . . . . . . . . . . . . . . . .  70
          Section 5.04.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES .  71
          Section 5.05.  PERSONS DEEMED OWNERS . . . . . . . . . . . . . . .  71
          Section 5.06.  TEMPORARY CERTIFICATES. . . . . . . . . . . . . . .  71
          Section 5.07.  BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. . . . . . .  72
          Section 5.08.  NOTICES TO CLEARING AGENCY. . . . . . . . . . . . .  73
          Section 5.09.  DEFINITIVE CERTIFICATES . . . . . . . . . . . . . .  73

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

          Section 6.01.  LIABILITY OF THE COMPANY AND THE MASTER SERVICER. .  74
          Section 6.02.  MERGER OR CONSOLIDATION OF THE COMPANY OR THE
                         MASTER SERVICER . . . . . . . . . . . . . . . . . .  74
          Section 6.03.  LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER
                         SERVICER AND OTHERS . . . . . . . . . . . . . . . .  74
          Section 6.04.  THE COMPANY AND MASTER SERVICER NOT TO RESIGN . . .  75
          Section 6.05.  MAINTENANCE OF OFFICE OR AGENCY . . . . . . . . . .  75

                                   ARTICLE VII

                                     DEFAULT

          Section 7.01.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . .  75
          Section 7.02.  TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. . . . . .  78
          Section 7.03.  NOTIFICATION TO CERTIFICATEHOLDERS. . . . . . . . .  78

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

          Section 8.01.  DUTIES OF TRUSTEE . . . . . . . . . . . . . . . . .  78
          Section 8.02.  CERTAIN MATTERS AFFECTING THE TRUSTEE . . . . . . .  80
          Section 8.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE
                         LOANS . . . . . . . . . . . . . . . . . . . . . . .  81
          Section 8.04.  TRUSTEE MAY OWN CERTIFICATES. . . . . . . . . . . .  81
          Section 8.05.  THE MASTER SERVICER TO PAY TRUSTEE"S FEES AND
                         EXPENSES. . . . . . . . . . . . . . . . . . . . . .  81
          Section 8.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE. . . . . . . .  81
          Section 8.07.  RESIGNATION AND REMOVAL OF TRUSTEE. . . . . . . . .  82
          Section 8.08.  SUCCESSOR TRUSTEE . . . . . . . . . . . . . . . . .  82
          Section 8.09.  MERGER OR CONSOLIDATION OF TRUSTEE. . . . . . . . .  83

                                                                            PAGE

          Section 8.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE . . .  83
          Section 8.11.  AUTHENTICATING AGENTS . . . . . . . . . . . . . . .  84
          Section 8.12.  PAYING AGENTS . . . . . . . . . . . . . . . . . . .  84

                                   ARTICLE IX

                                   TERMINATION

          Section 9.01.  TERMINATION UPON REPURCHASE BY THE COMPANY OR
                         LIQUIDATION OF ALL MORTGAGE LOANS . . . . . . . . .  85
          Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS . . . . . . . .  87
          Section 9.03.  TRUST IRREVOCABLE . . . . . . . . . . . . . . . . .  87

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

          Section 10.01. AMENDMENT . . . . . . . . . . . . . . . . . . . . .  88
          Section 10.02. RECORDATION OF AGREEMENT. . . . . . . . . . . . . .  88
          Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. . . . .  89
          Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. . . . . . . .  90
          Section 10.05. GOVERNING LAW . . . . . . . . . . . . . . . . . . .  90
          Section 10.06. NOTICES . . . . . . . . . . . . . . . . . . . . . .  90
          Section 10.07. SEVERABILITY OF PROVISIONS. . . . . . . . . . . . .  91
          Section 10.08. COUNTERPART SIGNATURES. . . . . . . . . . . . . . .  91
          Section 10.09. BENEFITS OF AGREEMENT . . . . . . . . . . . . . . .  91
          Section 10.10. NOTICES AND COPIES TO RATING AGENCY.. . . . . . . .  91

                                    EXHIBITS

Exhibit A --   Forms of Certificates
Exhibit B --   Form of Residual Certificates
Exhibit C --   Schedule of Certain Mortgage Loans With Group Primary Insurance
               Policies
Exhibit D --   Schedule of Mortgage Loans
Exhibit E --   Form of Selling and Servicing Contract
Exhibit F --   Form of Transferor Certificate for Class B-4, Class B-5 and Class
               B-6 Certificates
Exhibit G --   Form of Transferee"s Certificate for Class B-4, Class B-5 and
               Class B-6 Certificates
Exhibit H --   Form of Certificate Insurance Policy
Exhibit I --   Form of Transferor Certificate
Exhibit J --   Form of Transferee Affidavit and Agreement
Exhibit K --   Form of Additional Matter Incorporated into the Form of the
               Certificates
Exhibit L --   Form of Rule 144A Investment Representation
Exhibit M --   Form of Trustee"s Certificate of Review of Mortgage Loans

     This Pooling and Servicing Agreement, dated and effective as of May 1, 1996 (this "Agreement"), is executed between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company"), and State Street Bank and Trust Company, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

                              PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Company will acquire the Certificates from the Trust Fund as consideration for its transfer to the Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the Certificates representing in the aggregate the entire beneficial ownership of the Trust Fund. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Company is entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Certificates issued hereunder, other than the Class B-4, Class B-5 and Class B-6 Certificates, have been offered for sale pursuant to a Prospectus dated May 28, 1996 and a Prospectus Supplement dated May 28, 1996 of the Company (together, the "Prospectus"). The Class B-4, Class B-5 and Class B-6 Certificates have been offered for sale pursuant to a Private Placement Memorandum dated May 30, 1996. The Trust Fund created hereunder is intended to be the "Trust" as described in the Prospectus and the Private Placement Memorandum. The following table sets forth the designation, type of interest, initial Remittance Rate, initial Class Principal Balance and last scheduled Distribution Date for each Class of Certificates comprising the interests in the Trust Fund created hereunder:


                          Type of        Remittance      Initial Class           Last Scheduled
 Designation             Interest         Rate(1)       Principal Balance    Distribution Date*
 Class A-1                Regular         7.500%           $104,124,138.00        June 25, 2026
 Class A-2                Regular         7.500%             11,975,000.00        June 25, 2026
 Class A-3                Regular         7.500%              5,107,000.00        June 25, 2026
 Class A-4                Regular         7.500%              2,041,000.00        June 25, 2026

 Class A-5                Regular         7.500%             30,990,000.00        June 25, 2026
 Class A-6                Regular         7.500%             31,152,146.00        June 25, 2026
 Class A-7                Regular         7.500%             11,288,556.00        June 25, 2026

 Class A-8                Regular         6.000%              1,087,000.00        June 25, 2026
 Class A-9                Regular         7.750%              6,522,000.00        June 25, 2026
 Class A-10               Regular         7.500%              3,517,834.00   September 25, 2009

 Class A-11               Regular         7.500%              2,077,864.00        June 25, 2026
 Class A-12               Regular         7.500%              2,043,000.00        June 25, 2026
 Class A-13               Regular         7.500%             67,441,870.00        June 25, 2026
 Class A-14               Regular         7.500%              7,882,052.00        June 25, 2026

 Class A-15               Regular         7.400%              1,735,000.00        June 25, 2026
 Class A-16               Regular         7.375%              2,041,000.00        June 25, 2026
 Class A-17               Regular         7.440%             10,652,000.00        June 25, 2026

 Class A-18               Regular         7.375%              2,707,000.00        June 25, 2026
 Class P                  Regular          (2)                7,365,844.05        June 25, 2026
 Class X                  Regular          (3)                        0.00        June 25, 2026

 Class B-1                Regular         7.500%              6,597,892.00        June 25, 2026
 Class B-2                Regular         7.500%              4,948,419.00        June 25, 2026
 Class B-3                Regular         7.500%              2,804,105.00        June 25, 2026
 Class B-4                Regular         7.500%              1,814,420.00        June 25, 2026

 Class B-5                Regular         7.500%                659,789.00        June 25, 2026
 Class B-6                Regular         7.500%              1,319,578.99        June 25, 2026
 Class R+                 Residual        7.500%                    100.00        June 25, 2026

_________________

*    Assuming the assumptions set forth on page S-40 of the Prospectus
     Supplement.
+ The Class R Certificates are entitled to receive the applicable Residual Distribution Amount and Excess Liquidation Proceeds.
(1) Interest distributed to the Certificates (other than the Class P Certificates, which are not entitled to interest) on each Distribution Date will have accrued during the Prior Period.
(2) The Class P Certificates will not have a Remittance Rate and will not be entitled to distributions of interest.
(3) The Remittance Rate applicable to the Class X Certificates shall equal the weighted average (by Mortgage Loan Principal Balance) of the Stripped Interest Rates for the Mortgage Loans having Pass-Through Rates in excess of 7.500%. The initial Remittance Rate on the Class X Certificates will be approximately 0.3847% per annum. Thereafter, the Class X Certificates will accrue interest at a variable rate (as described herein) on the Class X Notional Amount.

     As provided herein, with respect to the Trust Fund, the Company will cause an election to be made on behalf of the Trust Fund to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class R Certificates) will be designated regular interests in the Trust Fund and the Class R Certificates will be designated residual interests in the Trust Fund, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $329,894,608.04. As of the Cut-Off Date, the Certificates have an Aggregate Certificate Principal Balance of $329,894,608.04. The Certificates are entitled to receive distributions based on the Mortgage Loans and Compensating Interest and, additionally, the Insured Certificates are entitled to receive amounts available under the Certificate Insurance Policy and the Reserve Fund to the extent described herein.

                                   WITNESSETH:

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

     WHEREAS, the Company has been duly authorized to create the Trust Fund, consisting of the Mortgage Loans and certain other property and to sell beneficial ownership interests in such Trust Fund and in order to do so is issuing and selling the Certificates as hereinafter provided; and

     WHEREAS, the Trustee is a banking corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and has full power and authority to enter into this Agreement.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:


                                    ARTICLE I

     Section 1.01.  DEFINITIONS.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     ACCRETION TERMINATION DATE: The earlier to occur of (i) the Distribution Date on which the Class Principal Balance of the Class A-10 Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

     ACCRUAL DISTRIBUTION AMOUNT: On any Distribution Date on or before the Accretion Termination Date, an amount equal to the lesser of (i) the amount allocable to the Class A-11 Certificates on such Distribution Date pursuant to the definition of "Interest Distribution Amount" herein, without regard to the proviso at the end of the first sentence of such definition, and (ii) the Class A-10 Principal Balance. On any Distribution Date after the Accretion Termination Date, the Accrual Distribution Amount shall be zero.

     AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, the sum of the then current Class Principal Balances of all Classes of Certificates.

     AGGREGATE FSA PREMIUM: On any Distribution Date, the sum of (a) the FSA Premium for such Distribution Date and (b) the amount of any FSA Premium which was not distributed to the Certificate Insurer on any prior Distribution Date.

     APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

     AUTHENTICATING AGENT: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

     AUTHORIZED DENOMINATION: With respect to the Residual Certificates, one Certificate with an Undivided Interest equal to 0.01% and one Certificate with an Undivided Interest equal to 99.99%. With respect to the Class A Certificates (other than the Insured and Senior Support Certificates) and Class P Certificates, an initial Certificate Principal Balance equal to $100,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class of such Certificates may be issued in a different amount that is not a multiple of $1. With respect to the Insured Certificates, an initial Certificate Principal Balance equal to $1,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class of Insured Certificates may be issued in a different amount that is not a multiple of $1. With respect to the Senior Support and Senior Subordinate Certificates, an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class of such Certificates may be issued in a different amount that is not a multiple of $1. With respect to the Class X Certificates, an Undivided Interest of 10% in the payments allocated to such Class, and in multiples of 10% in excess thereof. With respect to the Junior Subordinate Certificates, an initial Certificate Principal Balance equal to $100,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class of Junior Subordinate Certificates may be issued in a different amount that is not a multiple of $1.

     AVAILABLE DISTRIBUTION AMOUNT: On any Distribution Date, the sum of the following amounts:

          (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to the Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Liquidated Mortgage Loans and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

               (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Date;

               (b) all Curtailments received after the Prior Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

               (c) all Payoffs received on or after the 15th day of the month of any such Determination Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period), and interest accrued during the period from the 1st to the 14th day of the month of such Determination Date and received with Payoffs received during such period, which interest shall not be included in the calculation of the Available Distribution Amount for any Distribution Date;

               (d) Insurance Proceeds and Liquidation Proceeds received after the Prior Period;

               (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

               (f) the sum of the Master Servicing Fee and the Servicing Fee for each Mortgage Loan; and

               (g) Excess Liquidation Proceeds;

          (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer by the Distribution Date:

               (a) any Monthly P&I Advance made by the Master Servicer to the Trustee with respect to such Distribution Date; and

               (b) Compensating Interest; and

          (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee, in respect of a Purchase Obligation under Section 2.02 and Section 2.03.

     BANKRUPTCY COVERAGE: The Bankruptcy Coverage Initial Amount less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates. Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency (determined in the case of the Insured Certificates, without regard to the effect of the applicable Certificate Insurance Policy).

     BANKRUPTCY COVERAGE INITIAL AMOUNT: $119,559.


     BANKRUPTCY LOSS: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

     BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     BOOK-ENTRY CERTIFICATES: The Class A Certificates (other than the Class A-5 Certificates) and Class X Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

     BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois, Boston, Massachusetts or New York, New York are authorized or obligated by law or executive order to be closed.

     BUYDOWN AGREEMENT: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

     BUYDOWN FUND: A fund provided by the originator of a Mortgage Loan or another Person to the Master Servicer with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be
(i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     BUYDOWN FUND ACCOUNT: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     BUYDOWN LOAN: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     CERTIFICATE: Any one of the Certificates issued pursuant to this Agreement, executed by the Company and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibits A and B hereto. The additional matter appearing in Exhibit K shall be deemed incorporated into Exhibits A and B as though set forth at the end of Exhibit A and at the end of Exhibit B, as applicable.


     CERTIFICATE ACCOUNT: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agency. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon (net of investment losses and Payoff Earnings applied to Compensating Interest) shall be paid to the Master Servicer as additional servicing compensation, in the same manner and subject to the same terms and conditions that apply to the Investment Account under this Agreement. Funds deposited in the Certificate Account (exclusive of the Master Servicing
Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05 and Section 4.01.

     CERTIFICATE DISTRIBUTION AMOUNT: (I) For any Distribution Date prior to the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the Certificates, and the Aggregate FSA Premium paid to the Certificate Insurer, in the following amounts and priority and to the extent of the Available Distribution Amount:

          (i) First, as long as no Certificate Insurer Default exists, to the Certificate Insurer, the Aggregate FSA Premium;

          (ii) Second, to the Class P Certificates, the aggregate for all Class P Mortgage Loans of the product for each Class P Mortgage Loan of the applicable Class P Fraction and the sum of (x) scheduled payments of principal on such Class P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the Purchase Price pursuant to a Purchase Obligation and (4) Liquidation Proceeds and (z) the principal portion received in respect of such Class P Mortgage Loan during the Payoff Period of Payoffs;

          (iii) Third, to the Senior Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iv) Fourth, (a) to the Senior Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts and (b) to the Class A-10 Certificates, the Accrual Distribution Amount, as principal, to the extent of the Class A-10 Principal Balance until the Class A-10 Principal Balance has been reduced to zero;

          (v) Fifth, concurrently

               (a) to the Senior Certificates (other than the Senior Support and the Class P Certificates), the Senior Principal Distribution Amount as follows:

                    (1) first, to the Class R Certificates until the
               Class R Principal Balance has been reduced to zero;

                    (2) second, 54.5480510082%, 5.0549736355% and
               40.3969753563% of such amount concurrently to the Class A-1 Certificates, Class A-7 Certificates and Class A-13 Certificates, respectively, until the Class Principal Balance of the Class A-1 Certificates has been reduced to $29,849,182;

                    (3) third, concurrently

                         (A) 43.7143474830%, 17.5374759385% and
                    6.4518697117% of such amount concurrently to the Class A-1 Certificates, Class A-2 Certificates and Class A-7 Certificates, respectively, until the Class Principal Balances of the Class A-1 Certificates, Class A-2 Certificates and Class A-7 Certificates have been reduced to zero; and

                         (B) 32.2963068668% of such amount
                    sequentially as follows:

                         (I) to the Class A-13 Certificates until
                    the Class A-13 Principal Balance has been reduced to zero;

                         (II) to the Class A-14 Certificates
                    until the Class A-14 Principal Balance has been reduced to zero; and

                         (III) to the Class A-15 Certificates
                    until the Class A-15 Principal Balance has been reduced to zero;

                    (4) fourth, concurrently, until the Class A-6
               Principal Balance has been reduced to $7,846,459;

                         (A) 45.2965202006% of such amount to the
                    Class A-6 Certificates; and

                         (B) 54.7034797994% of such amount
                    sequentially as follows:

                         (I) to the Class A-3 Certificates and
                    Class A-18 Certificates pro rata in
                    proportion to their respective Class
                    Principal Balances until the Class Principal
                    Balances of the Class A-3 Certificates and
                    Class A-18 Certificates have been reduced to zero;

                         (II) to the Class A-12 Certificates,
                    Class A-16 Certificates and Class A-17
                    Certificates pro rata in proportion to their respective Class Principal Balances until the Class Principal Balances of the Class A-12 Certificates, Class A-16 Certificates and Class A-17 Certificates have been reduced to zero;

                         (III) to the Class A-10 Certificates, if
                    the Class A-10 Principal Balance has not previously been reduced to zero, until the Class A-10 Principal Balance has been reduced to zero;

                         (IV) to the Class A-11 Certificates
                    until the Class A-11 Principal Balance has been reduced to zero;

                    (5) fifth, 11.6652175163%, 44.8459828357%,
               6.2126856640% and 37.2761139840% of such amount
               concurrently to the Class A-4 Certificates, Class A-6 Certificates, Class A-8 Certificates and Class A-9 Certificates until the Class Principal Balances of the Class A-4 Certificates, Class A-6 Certificates, Class A-8 Certificates and Class A-9 Certificates have been reduced to zero; and

               (b) to the Senior Support Certificates, the Senior Support Principal Distribution Amount,

          with the amounts described in clauses (v)(a) and (v)(b) of this definition of "Certificate Distribution Amount" to be distributed pro rata in proportion to the Senior Principal Distribution Amount and the Senior Support Distribution Amount in the event the Available Distribution Amount is insufficient to pay such amounts;

          (vi) Sixth, to the Class P Certificates, the amount payable to the Class P Certificates on previous Distribution Dates pursuant to clause (I)(vii) of this definition of "Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) thereof) on such Distribution Date;

          (vii) Seventh, for so long as the Class B Certificates are outstanding, to the Class P Certificates as principal, an amount equal to the Class P Fraction of any Realized Loss on a Class P Mortgage Loan, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause
     (B) thereof) on such Distribution Date, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Special Hazard Coverage, Fraud Coverage or Bankruptcy Coverage, as applicable;

          (viii) Eighth, to the Class B-1 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (ix) Ninth, to the Class B-1 Certificates, the Interest
     Distribution Amount for such Class of Certificates for the current Distribution Date;

          (x) Tenth, to the Class B-1 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-1 Principal Balance has been reduced to zero;

          (xi) Eleventh, to the Class B-2 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xii) Twelfth, to the Class B-2 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xiii) Thirteenth, to the Class B-2 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-2 Principal Balance has been reduced to zero;

          (xiv) Fourteenth, to the Class B-3 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xv) Fifteenth, to the Class B-3 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xvi) Sixteenth, to the Class B-3 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-3 Principal Balance has been reduced to zero;

          (xvii) Seventeenth, to the Class B-4 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xviii) Eighteenth, to the Class B-4 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xix) Nineteenth, to the Class B-4 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-4 Principal Balance has been reduced to zero;

          (xx) Twentieth, to the Class B-5 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xxi) Twenty-first, to the Class B-5 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxii) Twenty-second, to the Class B-5 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-5 Principal Balance has been reduced to zero;

          (xxiii) Twenty-third, to the Class B-6 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xxiv) Twenty-fourth, to the Class B-6 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxv) Twenty-fifth, to the Class B-6 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-6 Principal Balance has been reduced to zero; and

          (xxvi) Twenty-sixth, to the Class R Certificates, the Residual Distribution Amount for such Distribution Date.

     (II) For any Distribution Date on or after the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the outstanding Classes of Certificates, and the Aggregate FSA Premium paid to the Certificate Insurer, in the following amounts and priority and to the extent of the Available Distribution Amount:

          (i) First, as long as no Certificate Insurer Default exists, to the Certificate Insurer, the Aggregate FSA Premium;

          (ii) Second, to the Class P Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(ii) of this definition of "Certificate Distribution Amount";

          (iii) Third, to the Senior Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(iv) or (II)(iv) of this definition of "Certificate Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iv) Fourth, to the Senior Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (v) Fifth, to the Senior Certificates, the Available Distribution Amount remaining after the distributions pursuant to clauses (II)(i),
     (II)(ii), (II)(iii) and (II)(iv) above, allocated pro rata according to their respective Class Principal Balances until such Class Principal Balances have been reduced to zero; and

          (vi)  Sixth, to the Class R Certificates, the Residual
     Distribution Amount.

     CERTIFICATE INSURER: Financial Security Assurance Inc., a New York stock insurance company, its successors and assigns.

     CERTIFICATE INSURER DEFAULT: The existence and continuance of any of the following:

          (a) The Certificate Insurer fails to make a payment required under a Certificate Insurance Policy in accordance with its terms;

          (b) The Certificate Insurer (A) files any petition or commences any case or proceeding under any provision or similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer.

     CERTIFICATE INSURANCE POLICY: With respect to each Class of Insured Certificates, the Financial Guaranty Insurance Policy required pursuant to
Section 3.16 hereto, including all endorsements thereto, issued by the Certificate Insurer, a form of which is attached hereto as Exhibit H. Under each Certificate Insurance Policy, the Certificate Insurer shall irrevocably guaranty the payment of Guaranteed Distributions on the related Class of Insured Certificates, subject to the conditions and limitations set forth in such policy.

     CERTIFICATE INSURANCE POLICY PROCEEDS: With respect to a Class of Insured Certificates, any proceeds of the related Certificate Insurance Policy, subject to the terms of such Certificate Insurance Policy, which, assuming no default by the Certificate Insurer under the terms of such Certificate Insurance Policy, on any Distribution Date shall equal the Shortfall for such Class for such Distribution Date.

     CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

     CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Undivided Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer"s Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer. For so long as no Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the sole holder of all outstanding Insured Certificates, subject to Section 3.16; provided, that the Certificate Insurer shall have no power without the consent of the Holder of each Certificate affected thereby to: (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Insured Certificateholder"s Undivided Interest, the Remittance Rate or the Termination Payment with respect to any of the Insured Certificates, (ii) reduce the percentage of Undivided Interests specified in Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the Trust Fund, (iv) modify any provision in any way which would permit an earlier retirement of the Certificates, or (v) amend this definition of "Certificateholder or Holder."

     CLASS: All Certificates having the same priority and rights to payments from the Available Distribution Amount, designated as a separate Class, as set forth in the forms of Certificates attached hereto as Exhibits A and B. Each Class shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Certificate Distribution Amount" only to the extent of the Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Certificate Distribution Amount."

     CLASS A CERTIFICATES: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17 and Class A-18 Certificates, collectively.

     CLASS A-1 CERTIFICATES: The Certificates designated as "Class A-1" on the face thereof in substantially the form attached hereto as Exhibit A-1.

     CLASS A-2 CERTIFICATES: The Certificates designated as "Class A-2" on the face thereof in substantially the form attached hereto as Exhibit A-2.

     CLASS A-3 CERTIFICATES: The Certificates designated as "Class A-3" on the face thereof in substantially the form attached hereto as Exhibit A-3.

     CLASS A-4 CERTIFICATES: The Certificates designated as "Class A-4" on the face thereof in substantially the form attached hereto as Exhibit A-4.

     CLASS A-5 CERTIFICATES: The Certificates designated as "Class A-5" on the face thereof in substantially the form attached hereto as Exhibit A-5.

     CLASS A-6 CERTIFICATES: The Certificates designated as "Class A-6" on the face thereof in substantially the form attached hereto as Exhibit A-6.

     CLASS A-7 CERTIFICATES: The Certificates designated as "Class A-7" on the face thereof in substantially the form attached hereto as Exhibit A-7.

     CLASS A-8 CERTIFICATES: The Certificates designated as "Class A-8" on the face thereof in substantially the form attached hereto as Exhibit A-8.

     CLASS A-9 CERTIFICATES: The Certificates designated as "Class A-9" on the face thereof in substantially the form attached hereto as Exhibit A-9.

     CLASS A-10 CERTIFICATES: The Certificates designated as "Class A-10" on the face thereof in substantially the form attached hereto as Exhibit A-10.

     CLASS A-11 CERTIFICATES: The Certificates designated as "Class A-11" on the face thereof in substantially the form attached hereto as Exhibit A-11.

     CLASS A-12 CERTIFICATES: The Certificates designated as "Class A-12" on the face thereof in substantially the form attached hereto as Exhibit A-12.

     CLASS A-13 CERTIFICATES: The Certificates designated as "Class A-13" on the face thereof in substantially the form attached hereto as Exhibit A-13.

     CLASS A-14 CERTIFICATES: The Certificates designated as "Class A-14" on the face thereof in substantially the form attached hereto as Exhibit A-14.

     CLASS A-15 CERTIFICATES: The Certificates designated as "Class A-15" on the face thereof in substantially the form attached hereto as Exhibit A-15.

     CLASS A-16 CERTIFICATES: The Certificates designated as "Class A-16" on the face thereof in substantially the form attached hereto as Exhibit A-16.

     CLASS A-17 CERTIFICATES: The Certificates designated as "Class A-17" on the face thereof in substantially the form attached hereto as Exhibit A-17.

     CLASS A-18 CERTIFICATES: The Certificates designated as "Class A-18" on the face thereof in substantially the form attached hereto as Exhibit A-18.

     CLASS B CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, collectively.

     CLASS B-1 CERTIFICATES: The Certificates designated as "Class B-1" on the face thereof in substantially the form attached hereto as Exhibit A-21.

     CLASS B-2 CERTIFICATES: The Certificates designated as "Class B-2" on the face thereof in substantially the form attached hereto as Exhibit A-22.

     CLASS B-3 CERTIFICATES: The Certificates designated as "Class B-3" on the face thereof in substantially the form attached hereto as Exhibit A-23.

     CLASS B-4 CERTIFICATES: The Certificates designated as "Class B-4" on the face thereof in substantially the form attached hereto as Exhibit A-24.

     CLASS B-5 CERTIFICATES: The Certificates designated as "Class B-5" on the face thereof in substantially the form attached hereto as Exhibit A-25.

     CLASS B-6 CERTIFICATES: The Certificates designated as "Class B-6" on the face thereof in substantially the form attached hereto as Exhibit A-26.

     CLASS P CERTIFICATES: The Certificates designated as "Class P" on the face thereof in substantially the form attached hereto as Exhibit A-19.

     CLASS P FRACTION: For each Class P Mortgage Loan, a fraction, the numerator of which is 7.500% less the Pass-Through Rate on such Class P Mortgage Loan and the denominator of which is 7.500%.

     CLASS P MORTGAGE LOAN: Any Mortgage Loan with a Pass-Through Rate of less than 7.500% per annum.

     CLASS PRINCIPAL BALANCE: For any Class of Certificates, the applicable Initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Mortgage Loans, as reduced from time to time by (x) distributions of principal to Certificateholders of such Class (including, with respect to the Class A-10 Certificates, the portion of the Accrual Distribution Amount distributed to such Class A-10 Certificates) and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date; provided, that no Class Principal Balance shall be reduced below zero. In addition to the foregoing, on each Distribution Date on or before the Accretion Termination Date, the Class A-11 Principal Balance will be increased by the Accrual Distribution Amount for such Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "Certificate Distribution Amount." The Class Principal Balance for the Class A-1 Certificates shall be referred to as the "Class A-1 Principal Balance," the Class Principal Balance for the Class A-2 Certificates shall be referred to as the "Class A-2 Principal Balance" and so on. The Class X Principal Balance shall be zero. Exclusively for the purpose of determining any subrogation rights of the Certificate Insurer arising under Section 3.16 hereof, "Class Principal Balance" of any Class of Insured Certificates shall not be reduced by the amount of any payments made by the Certificate Insurer in respect of principal on such Class of Certificates under the Certificate Insurance Policy related to such Class, except to the extent such payments have been reimbursed to the Certificate Insurer pursuant to the provisions of this Agreement.

     CLASS R CERTIFICATES: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B, which has been designated as the class of "residual interests" in the Trust Fund pursuant to
Section 2.01.

     CLASS X CERTIFICATES: The Certificates designated as "Class X" on the face thereof in substantially the form attached hereto as Exhibit A-20.

     CLASS X NOTIONAL AMOUNT: With respect to the first Distribution Date, the aggregate Principal Balance, as of the Cut-Off Date, of the Mortgage Loans having Pass-Through Rates in excess of 7.500%, and, with respect to each subsequent Distribution Date, the aggregate Principal Balance, as of the second preceding Due Date, of the Mortgage Loans having Pass-Through Rates in excess of 7.500%, after giving effect to payments scheduled to be received as of such Due Date, whether or not received.

     CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     CLOSING DATE: May 30, 1996, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMBINED PREPAYMENT PERCENTAGE: As of any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date.

     COMPANY: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

     COMPENSATING INTEREST: For any Distribution Date, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee, (b) Payoff Earnings and (c) aggregate Payoff Interest and (ii) aggregate Uncollected Interest.

     CORPORATE TRUST OFFICE: The corporate trust office of the Trustee in the Commonwealth of Massachusetts, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Corporate Trust Department.

     CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate Class Principal Balance of the Class B and Senior Support Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     CURTAILMENT: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding Principal Balance of the Mortgage Loan.

     CURTAILMENT SHORTFALL: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month"s interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     CUSTODIAL ACCOUNT FOR P&I: The Custodial Account for Principal and Interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Any amount that is at any time not so protected or insured shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     CUSTODIAL ACCOUNT FOR RESERVES: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution.

     CUSTODIAL AGREEMENT: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

     CUSTODIAN: A custodian which is not an affiliate of the Master Servicer and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     CUT-OFF DATE: May 1, 1996.

     DEFINITIVE CERTIFICATES: As defined in Section 5.07.

     DEPOSITARY AGREEMENT: The Letter of Representations, dated May 30, 1995 by and among DTC, the Company and the Trustee.

     DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     DETERMINATION DATE: A day not later than the 10th day preceding a related Distribution Date.

     DISQUALIFIED ORGANIZATION: As defined in Section 5.01(b).

     DISTRIBUTION DATE: With respect to distributions on the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being June 25, 1996.

     DTC: The Depository Trust Company.

     DTC PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

     ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency,
(ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of each of Standard & Poor"s and Fitch,
(iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agency, or (iv) the approval of the Rating Agency. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer"s short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

     ELIGIBLE INVESTMENTS: Any one or more of the obligations or securities listed below in which funds deposited in the Reserve Fund, if any, the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States maturing not more than three months after the date of issuance thereof;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agency and provided that such repurchaser"s unsecured long term debt have one of the two highest unsecured long term debt ratings of each of Standard & Poor"s and Fitch;

          (iii) Federal funds, certificates of deposit, time deposits and bankers" acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, debt obligations of the bank holding company) at the date of acquisition thereof have the highest short term debt rating of the Rating Agency and unsecured long term debt have one of the two highest unsecured long term debt ratings of each of Standard and Poor"s and Fitch;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from each of Standard & Poor"s and Fitch;

          (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of each of Standard & Poor"s and Fitch;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from each of Standard & Poor"s and Fitch; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

          (vii) Units of taxable money market funds or mutual funds, which funds have the highest rating available for such securities from each of Standard & Poor"s and Fitch or which have been designated in writing by each such Rating Agency as Eligible Investments; and

          (viii) Such other instruments as shall not affect the Ratings (determined in the case of the Insured Certificates, without regard to the effect of the applicable Certificate Insurance Policy).

With respect to funds deposited in the Custodial Account for P&I or the Custodial Account for Reserves maintained by Nationsbanc Mortgage Corporation, as Servicer, such funds may be invested in obligations or securities listed above in this definition of "Eligible Investments" or in any one or more of the obligations or securities listed below:

          (i) Repurchase agreements on obligations described in clause (i) above of this definition of "Eligible Investments;"

          (ii) Federal funds, certificates of deposit, time deposits and bankers" acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state; and

          (iii) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition is rated not lower than A-1 by Standard & Poor"s.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT: Any event of default as specified in Section 7.01.

     EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds in the preceding month over the amount that would have been received if a Payoff had been made on the last day of such month with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during such month.


     FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

     FINAL MATURITY DATE: June 25, 2026.

     FITCH: Fitch Investors Service, L.P., provided that at any time it be a Rating Agency.

     FNMA: Federal National Mortgage Association, or any successor thereto.

     FRAUD COVERAGE: The Fraud Coverage Initial Amount less the amount of (a) any scheduled reduction in the amount of Fraud Coverage pursuant to this definition and (b) Fraud Losses allocated to the Certificates. On each anniversary of the Cut-Off Date, Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third, and fourth anniversaries of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount over cumulative Fraud Losses allocated to the Certificates to date. On the fifth anniversary of the Cut-Off Date, Fraud Coverage will be reduced to zero. Fraud Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency (determined in the case of the Insured Certificates, without regard to the effect of the applicable Certificate Insurance Policy).

     FRAUD COVERAGE INITIAL AMOUNT: $6,597,892.

     FRAUD LOSS: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy.

     FSA PREMIUM: With respect to any Distribution Date, with respect to the Certificate Insurance Policies, an amount equal to 1/12th of the sum of:
(i) the product of (a) the aggregate of the Class Principal Balances of the Class A-16 and Class A-18 Certificates as of such Distribution Date (prior to giving effect to any distributions thereon on such Distribution Date) and (b) 0.125%; (ii) the product of (a) the Class A-15 Principal Balance as of such Distribution Date (prior to giving effect to any distributions thereon for such Distribution Date) and (b) 0.10%; and (iii) the product of (a) the Class A-17 Principal Balance as of such Distribution Date (prior to giving effect to any distributions thereon for such Distribution Date) and (b) 0.06%.

     GUARANTEED DISTRIBUTIONS: With respect to any Distribution Date, the distribution to be made to Holders of a Class of Insured Certificates equal to
(i) an amount attributable to interest equal to the product of (a) 1/12 of the Remittance Rate applicable to such Class and (b) the Class Principal Balance of such Class as of such Distribution Date (net of (x) Compensating Interest paid to such Class of Certificates on such Distribution Date, (y) Withdrawals from the Reserve Fund for such Distribution Date in respect of such Class of Certificates and (z) interest shortfalls allocable to such Class of Certificates on such Distribution Date which are attributable to application of the Soldiers" and Sailors" Civil Relief Act of 1940, as amended, and (ii) any losses of principal allocated to such Class with respect to such Distribution Date. Notwithstanding the foregoing, "Guaranteed Distributions" shall include an amount equal to interest shortfalls allocable to such Class of Insured Certificates (i) otherwise covered by Compensating Interest payable by the Master Servicer if (a) the Master Servicer fails to make such Compensating Interest payment in accordance with the terms of this Agreement and such failure gives rise to an Event of Default and (b) the Trustee fails to make such Compensating Interest payment in accordance with the terms of this Agreement and
(ii) to the extent not actually paid from the Reserve Fund.

     INDIRECT DTC PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     INSURANCE PROCEEDS: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement), other than the Certificate Insurance Policies, covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

     INSURED CERTIFICATES: The Class A-4, Class A-8, Class A-9, Class A-12, Class A-15, Class A-16 and Class A-18 Certificates, collectively.

     INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of Certificates, the amount of interest accrued on the respective Class Principal Balance or, with respect to the Class X Certificates, the Class X Notional Amount, at 1/12th of the related Remittance Rate for such Class during the Prior Period, before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss," respectively; provided, however, that in the case of the Class A-11 Certificates, such amount shall be reduced by the

Accrual Distribution Amount. The Interest Distribution Amount for the Class P Certificates on any Distribution Date shall equal zero.

     INVESTMENT ACCOUNT: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agency.

     INVESTMENT DEPOSITORY: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

     JUNIOR SUBORDINATE CERTIFICATES: The Class B-4, Class B-5 and Class B-6 Certificates, collectively.

     LENDER: An institution from which the Company purchased any Mortgage Loan pursuant to a Selling and Servicing Contract.

     LIQUIDATED MORTGAGE LOAN: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise, following final liquidation of such Mortgage Loan and the related Mortgaged Property by sale to a third party pursuant to Section 3.09 hereof have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

     LIQUIDATION PRINCIPAL: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class P Certificates pursuant to clause (I)(ii) of the definition of "Certificate Distribution Amount" herein) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

     LIQUIDATION PROCEEDS: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

     LOAN-TO-VALUE RATIO: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     MASTER SERVICER: The Company, or any successor Master Servicer appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

     MASTER SERVICING FEE: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage

Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account.

     MONTHLY P&I ADVANCE: An advance of funds by the Master Servicer pursuant to
Section 4.03 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     MONTHLY PAYMENT: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note.

     MORTGAGE FILE: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01:

          (i) The original Mortgage Note endorsed to "State Street Bank and Trust Company, as Custodian/Trustee, without recourse" or to "State Street Bank and Trust Company, as trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-1, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section (iii)(2) of this definition of "Mortgage File" are endorsed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

          (ii) The Buydown Agreement, if applicable;

          (iii) A Mortgage that is either

               (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located (or in the case of a Mortgage recorded electronically, written confirmation of recordation from such jurisdiction), together with a Mortgage assignment thereof in recordable form to "State Street Bank and Trust Company, as Custodian/Trustee" or to "State Street Bank and Trust Company, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-1" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

               (2) a copy of the Mortgage which represents a true and correct reproduction of the original Mortgage and which has either (i) been certified on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form endorsed to "State Street Bank and Trust Company, as Custodian/Trustee" or to "State Street Bank and Trust Company, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-1" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

          (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney"s title opinion, certificate or other evidence of title acceptable to the Company;

          (v) For any Mortgage Loan for which a Primary Insurance Policy is in effect as of the Cut-Off Date, as shown on the Mortgage Loan Schedule, and except for those Mortgage Loans identified on Exhibit C hereto, an original commitment for, or certificate of, primary insurance issued by the applicable insurer; and

          (vi) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

     MORTGAGE INTEREST RATE: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     MORTGAGE LOAN SCHEDULE: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

          (i) its loan number,

          (ii) the address of the Mortgaged Property,

          (iii) the name of the Mortgagor,

          (iv) the Original Value of the property subject to the Mortgage,

          (v) the Principal Balance as of the Cut-Off Date,

          (vi) the Mortgage Interest Rate borne by the Mortgage Note,

          (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

          (viii) the maturity of the Mortgage Note, and

          (ix) the Servicing Fee and Master Servicing Fee.

     MORTGAGE LOANS: The Mortgages and the related Mortgage Notes transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

     MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     MORTGAGE POOL: All of the Mortgage Loans.

     MORTGAGED PROPERTY: The real property, together with improvements thereto, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     MORTGAGOR: The obligor on a Mortgage Note.

     NONRECOVERABLE ADVANCE: Any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.04 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

     NOTICE OF CLAIM: The notice to be delivered by the Trustee, on behalf of the related Class of Insured Certificates, to the Certificate Insurer with respect to any Distribution Date as to which there is a Shortfall with respect to such Class, which notice shall be in the form attached to the applicable Certificate Insurance Policy.

     NON-U.S. PERSON: A Person that is not a U.S. Person.

     OTS: The Office of Thrift Supervision, or any successor thereto.

     OFFICER"S CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

     OPINION OF COUNSEL: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel for the Company or the Master Servicer.

     ORIGINAL VALUE: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated.

     OWNERSHIP INTEREST: As defined in Section 5.01(b).

     PASS-THROUGH ENTITY: As defined in Section 5.01(b).

     PASS-THROUGH RATE: For each Mortgage Loan, a rate equal to the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     PAYING AGENT: Any paying agent appointed by the Trustee pursuant to Section 8.12.

     PAYOFF: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

     PAYOFF EARNINGS: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     PAYOFF INTEREST: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

     PAYOFF PERIOD: With respect to the first Distribution Date, the period from the Cut-Off Date through June 14, 1996, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     PERCENTAGE INTEREST OR UNDIVIDED INTEREST: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" or "Undivided Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

          (i) with respect to any Regular Interest Certificate (other than the Class X Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

          (ii) with respect to the Class X Certificates, the percentage set forth on the face of such Certificate; and

          (iii) with respect to the Class R Certificates, the percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
or "Undivided Interest" shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Trust Fund, which for purposes of such rights only shall equal:

          (i) with respect to any Regular Interest Certificate (other than the Class X Certificates), the product of ninety-nine percent (99%) and the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance;

          (ii) with respect to any Class X Certificate, one percent (1%) of such Certificate"s Percentage Interest or Undivided Interest as calculated by paragraph (a)(ii) of this definition; and

          (iii) with respect to the Class R Certificates, zero.

     PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers" cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vi) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     PRIMARY INSURANCE POLICY: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by Section 2.03(xi).

     PRINCIPAL BALANCE: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date and not paid, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Trust Fund on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

     PRINCIPAL PAYMENT: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

     PRINCIPAL PAYMENT AMOUNT: On any Distribution Date, the sum of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of the proceeds of each Mortgage Loan, which, during the Prior Period, was repurchased by the Company pursuant to a Purchase Obligation and (iii) any other unscheduled payments of principal, other than Principal Prepayments or Liquidation Principal, which were received during the Prior Period.

     PRINCIPAL PREPAYMENT: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

     PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date, the sum of (i) Curtailments received during the Prior Period and (ii) Payoffs received during the Payoff Period.

     PRIOR PERIOD: The calendar month immediately preceding any Distribution
Date.

     PRO RATA ALLOCATION: The allocation of the interest and principal portions of Realized Losses among or between specified Classes of Certificates as follows: the principal portion of Realized Losses to the outstanding Classes of Certificates pro rata according to their respective Class Principal Balances, except that if the loss is recognized with respect to a Class P Mortgage Loan, the Class P Fraction of such loss will first be allocated to the Class P Certificates and then the remainder of such loss will be allocated as described above to the other outstanding Classes of Certificates; and for the interest portion of Realized Losses, pro rata according to the amount of interest accrued on each such Class of Certificates (other than the Class P Certificates), in reduction thereof and then pro rata according to the respective Class Principal Balances of each such Class of Certificates, in reduction thereof.

     PURCHASE OBLIGATION: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or
Section 2.03.

     PURCHASE PRICE: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

     QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agency.

     RATING AGENCY: Initially, each of Standard & Poor"s and Fitch, thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

     RATINGS: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agency.

     REALIZED LOSS: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

     Except for Special Hazard Losses in excess of Special Hazard Coverage, Fraud Losses in excess of Fraud Coverage and Bankruptcy Losses in excess of Bankruptcy Coverage, Realized Losses shall be allocated among the Certificates
(i) for Realized Losses allocable to principal (a) first, to the Class B-6 Certificates, until the Class B-6 Principal Balance has been reduced to zero,
(b) second, to the Class B-5 Certificates, until the Class B-5 Principal Balance has been reduced to zero, (c) third, to the Class B-4 Certificates, until the Class B-4 Principal Balance has been reduced to zero, (d) fourth, to the Class B-3 Certificates, until the Class B-3 Principal Balance has been reduced to zero, (e) fifth, to the Class B-2 Certificates, until the Class B-2 Principal Balance has been reduced to zero, (f) sixth, to the Class B-1 Certificates, until the Class

B-1 Principal Balance has been reduced to zero, and (g) seventh, to the Senior Certificates as follows: first, to the Senior Support Certificates, until their Class Principal Balance has be reduced to zero, and then pro rata to the other Classes of Senior Certificates (other than the Class P Certificates) according to their Class Principal Balances in reduction of their respective Class Principal Balances, except if the loss is recognized with respect to a Class P Mortgage Loan, the Class P Fraction of such loss will first be allocated to the Class P Certificates and the remainder of such loss will be allocated as described above in this clause (g), and (ii) for Realized Losses allocable to interest (a) first, to the Class B-6 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-6 Principal Balance, (b) second, to the Class B-5 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-5 Principal Balance, (c) third, to the Class B-4 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-4 Principal Balance, (d) fourth, to the Class B-3 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-3 Principal Balance, (e) fifth, to the Class B-2 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-2 Principal Balance, (f) sixth, to the Class B-1 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-1 Principal Balance, and (g) seventh, to the Senior Certificates as follows: first, to the Senior Support Certificates in reduction of accrued but unpaid interest thereon and then in reduction of its Class Principal Balance, and then to the other Classes of Senior Certificates by Pro Rata Allocation.

     Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage, and Bankruptcy Losses in excess of the Bankruptcy Coverage shall be allocated among all Classes of Certificates by Pro Rata Allocation.

     RECORD DATE: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     REGULAR INTEREST CERTIFICATES: The Certificates, other than the Class R Certificates.

     REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

     REMIC PROVISIONS: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMITTANCE RATE: For each Class of Certificates, the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto.

     RESERVE FUND: The separate trust account created and maintained by the Master Servicer, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.17, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Insured Certificateholders or any other account serving a similar function acceptable to the Rating Agency, and which account provides that the Trustee may make, or cause to be made, Withdrawals, with respect to Uncompensated Interest Shortfall allocable to the Insured Certificates on the respective Distribution Date, to the extent of the amount then remaining in the Reserve Fund.

     RESERVE FUND INITIAL AMOUNT:  $20,291.

     RESIDUAL CERTIFICATES: The Class R Certificates, which are being issued in a single class. The Class R Certificates are hereby designated the sole Class of "residual interests" in the REMIC related to the Trust Fund for purposes of
Section 860G(a)(2) of the Code.

     RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, any portion of the Available Distribution Amount remaining after all distributions to the Certificates. Upon termination of the obligations created by the Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account after payment to the Certificateholders of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer"s knowledge of and familiarity with the particular subject.

     SECURITIES ACT: The Securities Act of 1933, as amended.

     SELLING AND SERVICING CONTRACT: (a) The contract (including the PNC Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Master Servicer and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans, on behalf of the Master Servicer for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders; and (b) any other similar contract providing substantially similar rights and benefits as those provided by the form of contract attached as Exhibit E hereto.

     SENIOR CERTIFICATES: The Class A, Class P, Class R and Class X Certificates, collectively.

     SENIOR LIQUIDATION AMOUNT: The aggregate of, for each Mortgage Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of: (i) the Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof with respect to any Class P Mortgage Loan), and
(ii) the product of (x) the Senior Prepayment Percentage if the Senior Prepayment Percentage is less than 100%, or if the Senior Prepayment Percentage equals 100%, the percentage obtained by dividing the Senior Percentage by the sum of the Senior Percentage and the Senior Support Percentage and (y) Liquidation Principal with respect to such Mortgage Loan.

     SENIOR PERCENTAGE: With respect to any Distribution Date, the sum of the Class Principal Balances of the Senior Certificates (reduced by the Class P Principal Balance and Senior Support Principal Balance) divided by the aggregate Class Principal Balance of all Classes of Certificates (reduced by the Class P Principal Balance), in each case, immediately prior to such Distribution Date.

     SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other

Distribution Date on which the Subordinate Percentage for such Distribution Date is less than the Subordinate Percentage as of the Cut-Off Date, the sum of the Senior Percentage, the Subordinate Percentage and the applicable Stepdown Percentage of the Senior Support Percentage, in each case as in effect for such Distribution Date; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, the sum of the Senior Percentage, the Subordinate Percentage and the applicable Stepdown Percentage of the Senior Support Percentage, in each case as in effect for such Distribution Date unless:

     (a) the mean aggregate Principal Balance of Mortgage Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the mean aggregate Class Principal Balance of the Class B Certificates, or

     (b) cumulative Realized Losses on the Mortgage Loans allocated to the Class B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 70% of the sum of the Senior Support Percentage and Subordinate Percentage for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Senior Percentage of such Distribution Date plus 60% of the sum of the Senior Support Percentage and Subordinate Percentage for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 40% of the sum of the Senior Support Percentage and Subordinate Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 20% of the sum of the Senior Support Percentage and Subordinate Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Senior Percentage for such Distribution Date. If on any Distribution Date the allocation to the Senior

Certificates (other than the Senior Support and Class P Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates (other than the Senior Support and Class P Certificates) below zero, the Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class P Certificates will receive the Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class P Mortgage Loan.

     SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Senior Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(ii) of the definition of "Certificate Distribution Amount"), (b) the Senior Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(ii) of the definition of "Certificate Distribution Amount") and (c) the Senior Liquidation Amount.

     SENIOR SUBORDINATE CERTIFICATES: The Class B-1, Class B-2 and Class B-3 Certificates, collectively.

     SENIOR SUPPORT CERTIFICATES: The Class A-5 Certificates.

     SENIOR SUPPORT LIQUIDATION AMOUNT: For any Distribution Date, an amount equal to the aggregate of, for each Mortgage Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of (i) the Senior Support Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof with respect to any Class P Mortgage Loan) and (ii) the product of (x) the Senior Support Prepayment Percentage if the Senior Support Prepayment Percentage is greater than 0%, or if the Senior Support Prepayment Percentage equals 0%, the percentage obtained by dividing the Senior Support Percentage by the sum of the Senior Percentage and the Senior Support Percentage and (y) Liquidation Principal with respect to such Mortgage Loan.

     SENIOR SUPPORT PERCENTAGE: With respect to any Distribution Date, the sum of the Class Principal Balance of the Senior Support Certificates divided by the aggregate Class Principal Balance of all Classes of Certificates (reduced by the Class P Principal Balance), in each case, immediately prior to such Distribution Date.

     SENIOR SUPPORT PREPAYMENT PERCENTAGE: With respect to any Distribution Date occurring before the Senior Support Trigger Date, the product of (i) a fraction, expressed as a percentage, the numerator of which is the Class Principal Balance of the Senior Support Certificates and the denominator of which is the aggregate of the Class Principal Balances of the Senior Support Certificates and the Class B Certificates, in each case immediately prior to such Distribution Date, and
(ii) the Combined Prepayment Percentage; with respect to any Distribution Date occurring on or after the Senior Support Trigger Date, (i) on any Distribution Date prior to the Distribution Date occurring in June 2001 on which the Subordinate Percentage is equal to or greater than twice the initial Subordinate Percentage before giving effect to distributions on such Distribution Date, and the loss and delinquency tests set forth in the definition "Senior Prepayment Percentage" for such Distribution Date are satisfied, (A) which also occurs prior to the Distribution Date occurring in June 1999, the Senior Support Prepayment Percentage will equal the sum of the Senior Support

Percentage and 50% of the Subordinate Percentage, in each case as in effect on such Distribution Date, or (B) which also occurs on or following the Distribution Date occurring in June 1999, the Senior Support Prepayment Percentage will equal the Senior Support Percentage in effect on such Distribution Date and (ii) on any Distribution Date (A) occurring prior to the Distribution Date occurring in June 2001 on which the Subordinate Percentage is less than twice the initial Subordinate Percentage before giving effect to distributions on such Distribution Date or the loss and delinquency tests set forth in the definition "Senior Prepayment Percentage" for such Distribution Date are not satisfied, or (B) occurring on or after June 2001 and prior to the Distribution Date occurring in June 2005 on which (1) the aggregate of the Class Principal Balances of the Class B Certificates is less than 50% of the Class Principal Balance of the Senior Support Certificates or (2) the outstanding Principal Balance of Mortgage Loans delinquent 60 days or more is greater than one-half of the aggregate of the Class Principal Balances of the Class B Certificates immediately prior to such Distribution Date, or (C) occurring on or after the Distribution Date occurring in June 2005 on which the Subordinate Percentage is less than the initial Subordinate Percentage, the Senior Support Prepayment Percentage will equal 100%. On any Distribution Date on which the conditions set forth in clauses (ii)(B) and (ii)(C) of this definition are not satisfied, the Senior Support Prepayment Percentage will equal the Senior Support Percentage in effect on such Distribution Date.

     SENIOR SUPPORT PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Senior Support Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(ii) of the definition of "Certificate Distribution Amount,"), (ii) the Senior Support Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(ii) of the definition of "Certificate Distribution Amount" and the portion thereof distributed to the Senior Certificates (other than the Senior Support Certificates) pursuant to the definition of "Certificate Distribution Amount" on the Distribution Date such Senior Certificate are reduced to zero), and (iii) the Senior Support Liquidation Amount.

     SENIOR SUPPORT TRIGGER DATE: The Distribution Date on which the Senior Certificates (other than the Senior Support, Class P and Class X Certificates) are reduced to zero.

     SERVICER: A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer"s servicing duties.

     SERVICING FEE: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

     SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     SHORTFALL: With respect to any Distribution Date and any Class of Insured Certificates, the sum of (i) the excess, if any, of (a) the amounts described in clause (i) and the last sentence of the definition of "Guaranteed Distributions" with respect to such Class for such Distribution Date, over (b) sum of (x) the Available Distribution Amount distributable to such Class of Insured Certificates in respect of interest on such Distribution Date pursuant to the definition of "Certificate Distribution Amount" herein and (y) Withdrawals, if any, from the Reserve Account for such Distribution Date distributable to such Class of Insured Certificates on such Distribution Date, and (ii) any amount described in clause (ii) of the definition of "Guaranteed Distributions" with respect to such Class of Insured Certificates on such Distribution Date.

     SPECIAL HAZARD COVERAGE: The Special Hazard Coverage Initial Amount less the amount of any scheduled reduction in the amount of Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the immediately preceding April 1, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-Off Date. Special Hazard Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency (determined in the case of the Insured Certificates, without regard to the effect of the applicable Certificate Insurance Policy).

     SPECIAL HAZARD COVERAGE INITIAL AMOUNT: $3,298,946.

     SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (DE JURE or DE FACTO), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;
(vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; (viii) seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority.

     STANDARD & POOR"S: Standard & Poor"s, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

     STEPDOWN PERCENTAGE: With respect to any Distribution Date, the percentage referred to in the definition "Senior Prepayment Percentage" (i.e., 70%, 60%, 40% and 20%) as otherwise in effect for such Distribution Date without giving effect to the loss and delinquency tests described in such definition.

     STRIPPED INTEREST RATE: For each Mortgage Loan, the excess, if any, of the Pass-Through Rate on such Mortgage Loan over 7.500%.

     SUBORDINATE CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, collectively.

     SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period, over the sum of the related Senior Liquidation Amount and the Senior Support Liquidation Amount.

     SUBORDINATE PERCENTAGE: On any Distribution Date, the excess of 100% over the sum of the Senior Percentage and the Senior Support Percentage.

     SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date, the excess of the Combined Prepayment Percentage over the Senior Support Prepayment Percentage.

     SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (a) the Subordinate Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(ii) of the definition of "Certificate Distribution Amount"), (b) the Subordinate Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause
(I)(ii) of the definition of "Certificate Distribution Amount" and the portion thereof distributed to the Senior Certificates (other than the Senior Support Certificates) on the Distribution Date such Senior Certificates are reduced to zero) and (c) the Subordinate Liquidation Amount over (B) the amounts required to be distributed to the Class P Certificates pursuant to clauses (I)(vi) and
(I)(vii) of the definition of "Certificate Distribution Amount" on such Distribution Date. On any Distribution Date, the Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Subordinate Certificates and paid in the order of distribution to such Classes pursuant to clause (I) in the definition of "Certificate Distribution Amount" herein. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Subordinate Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Subordinate Principal Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Subordinate Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Subordinate Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Classes of Subordinate

Certificates shall be as follows: Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6.

     SUBORDINATION LEVEL: On any specified date, with respect to any of the Class B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Certificates which are subordinate in right of payment to such Class (provided that no Class of Certificates shall be subordinate in right of payment to the Class B-6 Certificates) by the aggregate of the Class Principal Balances of all Classes of Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Mortgage Loans on such date.

     SUBSTITUTE MORTGAGE LOAN: As defined in Section 2.02.

     TAX MATTERS PERSON: The Holder of the Class R Certificate issued hereunder having an Authorized Denomination of 0.01% or the Permitted Transferee of such Class R Certificateholder. If a Tax Matters Person becomes a Disqualified Organization, the last preceding Holder of such Class R Certificate that is not a Disqualified Organization shall be Tax Matters Person pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     TERMINATION DATE: As defined in Section 9.01(b).

     TERMINATION PAYMENT: As defined in Section 9.01(b).

     TRANSFER: As defined in Section 5.01(b).

     TRANSFEREE: As defined in Section 5.01(b).

     TRANSFEREE AFFIDAVIT AND AGREEMENT: As defined in Section 5.01(c)(i)(B).

     TRUST FUND: The corpus of the trust created pursuant to Section 2.01 of this Agreement. The Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Master Servicer in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee); (iii) such assets as from time to time may be held by the applicable Servicer in a Custodial Account for P&I related to the Mortgage Loans (except amounts representing the Master Servicing Fee or Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date; (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy, and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; and (vi) the Certificate Insurance Policies and the proceeds thereof. The Reserve Fund shall not be a part of the Trust Fund.

     TRUSTEE: State Street Bank and Trust Company, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     UNCOLLECTED INTEREST: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month"s interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

     UNCOMPENSATED INTEREST SHORTFALL: For any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest and (b) aggregate Curtailment Shortfall over (ii) Compensating Interest, which excess shall be allocated to each Class of Certificates pro rata according to the amount of interest accrued thereon in reduction thereof.

     UNCOVERED SHORTFALL:  As defined in Section 3.17.

     UNDERWRITER:  Donaldson, Lufkin & Jenrette Securities Corporation.

     UNDERWRITING STANDARDS: The underwriting standards of Nationsbanc Mortgage Corporation, Countrywide Funding Corporation or the Company, as applicable.

     UNINSURED CAUSE: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S. PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

     WITHDRAWAL: Any withdrawal from the Reserve Fund by the Trustee or any duly authorized Paying Agent.

     WITHDRAWAL DATE: The last Business Day prior to the 21st day of the month of the related Distribution Date.


                                   ARTICLE II

         CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND
DESIGNATIONS.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse, all the Company"s right, title and interest in and to the Trust Fund, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts the trust created hereby and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the Trust Fund to the Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then

          (a) this Agreement shall be deemed to be a security agreement;

          (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company"s right, title, and interest, whether now owned or hereafter acquired, in and to:

               (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in (x) and (y) below: (x) the Mortgage Loans including the Mortgage Notes, related Mortgages and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined herein, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date; and (y) the Certificate Account, the Investment Account, the Reserve Fund, the Custodial Account for P&I and the Custodial Account for Reserves, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

               (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

          (c) the possession by the Trustee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

          (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files.

     Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agency submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee"s interest in the Mortgage Loans against sale, further assignments, satisfaction or discharge by the Lender, a Servicer, the Company or the Master Servicer.

     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer"s Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer"s Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer"s Certificate stating a revised date by which the

Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

     In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 270 days after the execution and delivery hereof. In addition, the Company shall provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

     The Trustee is authorized, with the Master Servicer"s consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

     The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the Trust Fund, elect to treat the Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Mortgage Loans are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interests" for purposes of
Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the Trust Fund formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify the Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the Trust Fund and that in such capacity it shall:
(a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws;
(b) make an election, on behalf of the trust, for the Trust Fund to be treated as a REMIC on the federal tax return of the Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the

Certificateholders and the Trustee all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the Trust Fund for any such prohibited transaction penalty taxes if the Company"s failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the Trust Fund as a REMIC for federal income tax purposes.

     In the event that any tax is imposed on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the second preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

     Section 2.02. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this
Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Trust Fund, as Trustee in trust, upon the trust herein set forth, for the use and benefit of the Holders from time to time of the Certificates. The Trustee agrees, for the benefit of the Certificateholders, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clause (vi) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section

2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee"s notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of
(i) 90 days from the date the Company was notified of the defect or (ii) two years from the Closing Date.

     Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

     The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE LOANS. The Company hereby represents and warrants to the Trustee that:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the Closing Date, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

          (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

          (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (I.E., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

          (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

          (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

          (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

          (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

          (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

          (x) As of the Closing Date, each Mortgage Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the Closing Date, is acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

          (xi) As of the Closing Date, each Mortgage Loan which had a Loan-to-Value Ratio at the time of the origination of the Mortgage Loan in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect, except for any Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the then current value of the related Mortgaged Property (as determined by an appraisal obtained subsequent to origination);

          (xii) As of the Closing Date, all policies of insurance covering any originator, Lender or Servicer or the Company and required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect;

          (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agency;

          (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

          (xv) As of the Closing Date, the Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

          (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors" rights generally and principles of equity;

          (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA requirements, are located in a condominium or planned unit development projects which have received FNMA approval, or are approvable by FNMA;

          (xviii) Two of the Mortgage Loans, constituting approximately 0.2% of the Mortgage Pool as of the Cut-Off Date, are Buydown Loans;

          (xix) As of the Cut-Off Date, all but approximately 1.9% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which are the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans and approximately 1.9% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which were second or vacation homes of the Mortgagors, based solely on such representations, and none of the Mortgage Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations;

          (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

          (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

          (xxii) The information in the Current Report on Form 8-K prepared by the Company in connection with the Mortgage Loans is correct in every material respect;

          (xxiii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

          (xxiv) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made; and

          (xxv) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage will not be materially adversely affected by the absence of the original Mortgage Note.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in
Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     Section 2.04. AUTHENTICATION OF THE CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Trust Fund, the Certificates in Authorized Denominations evidencing the entire beneficial ownership interest in the Trust Fund and relating to the Mortgage Loans.


                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Trust Fund on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

     Consistent with the foregoing, the Master Servicer may in its discretion
(i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; provided, however, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance of all Mortgage Loans as of the Cut-Off Date.

     The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer"s direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made.

     Section 3.02. CUSTODIAL ACCOUNTS. The Master Servicer shall cause to be established and maintained Custodial Accounts for P&I, Buydown Fund Accounts (if any) and special Custodial Accounts for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other insurance policy covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

     The Master Servicer is hereby authorized to make withdrawals from and to draft the Custodial Accounts for P&I and the Custodial Account for Reserves for the purposes required or permitted by this Agreement. The Custodial Accounts for P&I and the Custodial Account for Reserves shall each bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

          (a) With respect to the Custodial Account for P&I: (i) [Servicer"s Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer"s Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors;

          (b) With respect to the Custodial Account for Reserves: (i) [Servicer"s Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer"s Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

     Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS.

     (a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Certificate Account or Investment Account at the Master Servicer"s option, in an amount representing:

          (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicer which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicer and less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts;

          (ii) Payoffs and the proceeds of other types of liquidations of Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts; and

          (iii) Curtailments received by the applicable Servicer in the Prior Period.

     In addition, the Master Servicer may, at its option, withdraw or direct the withdrawal, for deposit in the Investment Account, of any funds in the Certificate Account to be distributed on the related Distribution Date.

     At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section
2.02 or Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

     (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments maturing not more than three months after the date of issuance thereof and which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings (determined in the case of the Insured Certificates, without regard to the effect of the applicable Certificate Insurance Policy).

     Section 3.04. THE CERTIFICATE ACCOUNT. Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.03 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account. The Trustee shall immediately deposit into the Certificate Account any Certificate Insurance Policy Proceeds upon receipt thereof.

     Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND ACCOUNTS.

     (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Certificate Account of amounts deposited therein in respect of the Certificates, as follows:

          (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.03 or a Selling and Servicing Contract, the Master Servicer"s right to reimburse itself or such Servicer pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

          (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section
     3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

          (iv) To reimburse itself or the applicable Servicer for advances which the Master Servicer has determined to be Nonrecoverable Advances;

          (v) To pay to itself reinvestment earnings deposited or earned in the Certificate Account (net of reinvestment losses) to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

          (vi) To deposit amounts in the Investment Account representing amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal; and

     after making or providing for the above withdrawals

          (vii) To make payments to Certificateholders and the Certificate Insurer on behalf of the Trustee in the amounts and in the manner provided for in Section 4.01 and as otherwise required or permitted by this Agreement;

          (viii) To make payments to the Certificate Insurer in respect of the Certificate Insurer"s subrogation of certain rights to payments due to the Insured Certificateholders, as described in Section 3.16; and

          (ix) To clear and terminate the Certificate Account pursuant to
     Section 9.01.

     Since, in connection with withdrawals pursuant to paragraphs (i) and (ii), the Master Servicer"s entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I of the following amounts of Buydown Funds:

          (i) to deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

          (ii) in the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

          (iii) in the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

          (iv) to clear and terminate the portion of any account representing Buydown Funds pursuant to Section 9.01.

     Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER. The Master Servicer and the applicable Servicer shall use their best reasonable efforts to keep in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the Servicing Guide (the "Servicing Guide") which is incorporated by reference into each Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination).

     Unless required by applicable law, neither the Master Servicer nor any Servicer shall cancel or refuse to renew any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

     Section 3.07. MAINTENANCE OF HAZARD INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan. Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA and FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any


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

such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. When any property subject to a Mortgage is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee"s rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     The Trust Fund shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for the Trust Fund, unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code.


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

     Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

     Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. As compensation for its activities hereunder, the Master Servicer shall be entitled to withdraw from the Certificate Account the amounts provided for by
Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including the Trustee"s fees and shall not be entitled to reimbursement therefor, except as specifically provided herein.

     As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

     Section 3.12. REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. Not later than 15 days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). Such statement shall be provided to any Certificateholder upon request or by the Trustee to any Certificateholder at the expense of the Master Servicer and shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the Trust Fund"s security interest in the Mortgaged Property.

     Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer"s Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer"s supervision, and (ii) to the best of such officer"s knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

     Section 3.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding the Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

     Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS" SERVICING REPORT. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm"s examination of the Master Servicer"s financial statements as of the previous December 31, nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

     Section 3.16. MAINTENANCE OF THE CERTIFICATE INSURANCE POLICY; COLLECTIONS THEREUNDER.

     (a) Simultaneously with the issuance of the Certificates, the Master Servicer shall cause to be issued a separate Certificate Insurance Policy in respect of each Class of Insured Certificates in favor of the Trustee for the benefit of the related Class of Insured Certificateholders, in substantially the form attached hereto as Exhibit H. The Master Servicer agrees to exercise its best reasonable efforts to maintain and keep each Certificate Insurance Policy in full force and effect throughout the term of this Agreement as set forth in the definition of "Certificate Insurance Policy" in Article I of this Agreement. The FSA Premium on the Certificate Insurance Policies will be paid monthly in accordance with Section 4.01.

     In connection with its obligations under this Section 3.16, the Trustee shall monitor the amount deposited in the Certificate Account prior to each Distribution Date. If, on the second Business Day before any Distribution Date, the Trustee determines, based on the statement delivered by the Master Servicer pursuant to Section 4.03(c) hereof, that a Shortfall exists or is expected to exist for such Distribution Date with respect to any Class of Insured Certificates, the Trustee shall determine the amount of any such Shortfall and shall give notice to the Certificate Insurer and the appropriate Fiscal Agent (as defined in the related Certificate Insurance Policy), if any, by telephone or telecopy of the amount of such Shortfall, confirmed in writing by the Notice of Claim by 12:00 noon, New York city time on such second Business Day. The Trustee"s responsibility for delivering the notice to the Certificate Insurer as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer. The Master Servicer shall prepare the related claims and notices under the applicable Certificate Insurance Policy on behalf of the Trustee and Certificateholders, provided that the Trustee shall submit such claims and notice to the Certificate Insurer in accordance with the terms of the applicable Certificate Insurance Policy.

     (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any distribution made to an Insured Certificateholder has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify the Certificate Insurer and the Fiscal Agent, if any, and (ii) comply with the provisions of the applicable Certificate Insurance Policy to obtain payment by the Certificate Insurer of such voided distribution. In addition, the Trustee shall mail notice to all Holders of the Insured Certificates so affected that, in the event that any such Holder"s distribution is so recovered, such Holder will be entitled to payment pursuant to the terms of the applicable Certificate Insurance Policy, a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to the Certificate Insurer and the appropriate Fiscal Agent, if any, its records and the records of any Person who made such distributions on its behalf, listing the payments on the affected Insured Certificates, if any, that have been made by or on behalf of the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by or on behalf of the Trustee. Any payment made under a Certificate Insurance Policy in respect of a preference claim shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order and not to the Trustee, Master Servicer or any Insured Certificateholder directly (unless an Insured Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order, in which case such payment shall be disbursed to the Trustee for distribution to such Insured Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer).

     (c) The Trustee shall receive, as attorney-in-fact of each Holder of an Insured Certificate, any Certificate Insurance Policy Proceeds from the Certificate Insurer with respect to the related Certificate Insurance Policy, and shall hold such amounts in trust in accordance with this Section 3.16. The Trustee shall deposit any such Certificate Insurance Policy Proceeds into the Certificate Account, and distribute such Certificate Insurance Policy Proceeds only for the purposes of making the payments to the related Class of Insured Certificates, in respect of Shortfalls (or other amounts payable on the Insured Certificates by the Certificate Insurer pursuant to the related Certificate Insurance Policy) for which the related claim was made under the applicable Certificate Insurance Policy. Such Certificate Insurance Policy Proceeds shall be allocated by the Trustee to the Insured Certificates affected by such Shortfall in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 4.01(a)(i). Any payments made on the Insured Certificates from Certificate Insurance Policy Proceeds in the Certificate Account shall be noted as provided in subsection (e) below.

     (d) Any funds received from the Certificate Insurer for deposit into the Certificate Account pursuant to a Certificate Insurance Policy in respect of a Distribution Date or otherwise as a result of any claim under such Certificate Insurance Policy shall be applied by the Trustee directly to the payment in full
(i) of the Guaranteed Distributions due on such Distribution Date on the applicable Class of Insured Certificates, or (ii) of other amounts payable under such Certificate Insurance Policy. Funds received by the Trustee as a result of any claim under a Certificate Insurance Policy shall be used solely for payment to the Holders of the respective Class of Insured Certificates, and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee, the Master Servicer or the Trust Fund.

     (e)  The Trustee shall keep complete and accurate records in respect of
(i) all funds remitted to it by the Certificate Insurer and deposited into the Certificate Account and (ii) the distribution of such funds to (A) payments of interest on and principal in respect of any Insured Certificates, (B) Realized Losses allocated to the Insured Certificates and (C) Uncompensated Interest Shortfall allocated to the Insured Certificates. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days" prior notice to the Trustee.

     (f) The Trustee acknowledges, and each Holder of an Insured Certificate by its acceptance of an Insured Certificate agrees, that, without the need for any further action on the part of the Certificate Insurer or the Trustee, to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Insured Certificates, the Certificate Insurer will be fully subrogated to the rights of the Holders of such Insured Certificates to receive such principal and interest from the Trust Fund. The Insured Certificateholders, by acceptance of the Insured Certificates, assign their rights as Holders of the Insured Certificates to the extent of the Certificate Insurer"s interest with respect to amounts paid under the applicable Certificate Insurance Policy, including, without limitation, any amounts due to the Insured Certificateholder in respect of (i) securities law violations arising from the offer and sale of the Trust Fund and (ii) any breach by the Master Servicer or the Trustee of this Agreement in regard to the establishment or maintenance of the Reserve Fund. Anything herein to the contrary notwithstanding, solely for purposes of determining the Certificate Insurer"s rights, as subrogee for payments distributable pursuant to Section 4.01(a) to the Insured Certificates, any payment with respect to distributions to the Insured Certificates which is made with funds received pursuant to the terms of a Certificate Insurance Policy shall not be considered payment of the Insured Certificates from the Trust Fund.

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     (g)  Upon its becoming aware of the occurrence of an Event of Default, the
Trustee shall promptly notify the Certificate Insurer of such Event of Default.

     (h) The Trustee shall promptly notify the Certificate Insurer of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Company commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Insured Certificates. Each Holder of an Insured Certificate, by its purchase of Insured Certificates, and the Trustee hereby agrees that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Trustee and each Holder of an Insured Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     (i) The Master Servicer shall designate a contact person (the "Master Servicer Contact Person") who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans. The initial Master Servicer Contact Person is Ritchie Moore, Assistant Vice President of Master Servicing.

     (j) The Trustee shall surrender each Certificate Insurance Policy to the Certificate Insurer for cancellation upon the expiration of the term of each such Certificate Insurance Policy as provided therein.

     (k) So long as a Certificate Insurance Policy is in effect, the Trustee, or the Master Servicer on behalf of the Trustee, shall send to the Certificate Insurer and the Fiscal Agent, if any, the statements prepared pursuant to Sections 3.12, 3.13, 3.15, 4.01(c), 4.02, 4.03(c), 7.01, 7.03, 8.01, 8.07, 8.08,
9.01(b) and 10.01, as well as any other statements or communications sent to Holders of the Insured Certificates or sent by the Master Servicer to the Trustee, in each case at the same time such reports, statements and communications are otherwise sent.

     (l) For so long as no Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Insured Certificates with respect to any rights hereunder (other than the right to receive distributions on such Certificates, except as provided in this Section 3.16); provided, however, that such rights may not be used to (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce any Insured Certificateholder"s Undivided Interest, the Remittance Rate or the Termination Payment with respect to any of the Insured Certificates, (ii) reduce the percentage of Undivided Interests specified in Section 10.01 which are required to amend this Agreement,
(iii) create or permit the creation of any lien against any part of the Trust Fund, (iv) modify any provision hereof in any way which would permit an earlier retirement of the Certificates, or (v) amend the definition of "Certificateholder or Holder" or this paragraph.

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     (m)  The Trustee shall be entitled to enforce on behalf of the
Certificateholders the obligations of the Certificate Insurer under each Certificate Insurance Policy.

     If any notice or certificate given under a Certificate Insurance Policy by the Trustee is not in proper form or is not to have been Received, the Certificate Insurer or its Fiscal Agent, if any, shall promptly so advise the Trustee and the Trustee may submit an amended notice. With respect to this
Section 3.16, (i) the term "Received" shall mean actual delivery to the Certificate Insurer and the Certificate Insurer"s Fiscal Agent, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Received on the next succeeding Business Day and (ii) the term "Business Day" shall mean any day other than (A) a Saturday or Sunday or (B) a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to be closed.

     Section 3.17. MAINTENANCE OF THE RESERVE FUND; COLLECTIONS THEREUNDER. On or prior to the Closing Date, the Master Servicer shall cause to be established and maintained the Reserve Fund in the Reserve Fund Initial Amount to provide coverage to the Insured Certificates for Uncompensated Interest Shortfall allocable to such Certificates. With respect to any Distribution Date where the Master Servicer determines that an Uncompensated Interest Shortfall exists, the Master Servicer shall determine the amount of the Uncompensated Interest Shortfall allocable to the Insured Certificates on such Distribution Date and shall notify the Trustee by the related Withdrawal Date of such amount. In accordance with Section 4.03(b), the Trustee shall then withdraw from the Reserve Fund, to the extent funds are available therein, any amounts needed to cover such amount of Uncompensated Interest Shortfall allocable to the Insured Certificates. Withdrawals from the Reserve Account made pursuant to this Section
3.17 for such Distribution Date shall be distributed pursuant to Section 4.01 to the Insured Certificates as interest thereon pro rata according to the amount of Uncompensated Interest Shortfall otherwise allocable to each such Class of Insured Certificates. Upon depletion of the Reserve Fund, an amount equal to the Uncompensated Interest Shortfall allocable to the Insured Certificates, or any portions thereof not covered by the Reserve Fund ("Uncovered Shortfall"), will be paid from Certificate Insurance Policy Proceeds to the related Insured Certificates on the related Distribution Date. Any amounts of Uncovered Shortfall allocable to a Class of Insured Certificates not paid by the Certificate Insurer due to a default of the Certificate Insurer under the Certificate Insurance Policy of such Class will be passed through to the Certificateholders of such Class.

     Any amounts withdrawn by the Trustee from the Reserve Fund shall be deposited in the Certificate Account for distribution to the Insured Certificateholders as described in the immediately preceding paragraph.

     Upon termination of the Trust Fund, the Master Servicer shall promptly remit to the Underwriter any amounts at the time remaining in the Reserve Fund.

     Amounts on deposit in the Reserve Fund shall not be invested.

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     The Reserve Fund established hereunder, to the extent that it constitutes a
"reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard
(i) such fund shall be an outside reserve fund and not an asset of the REMIC,
(ii) such fund shall be owned for federal tax purposes by the Underwriter and the Underwriter shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts transferred by the REMIC to the Reserve Fund shall be treated as distributed by the REMIC to the Underwriter.

     Section 3.18.  [RESERVED.]

     Section 3.19.  [RESERVED.]

     Section 3.20.  [RESERVED.]

     Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS BY TRUSTEE. In the event the Company or any successor Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer"s interest therein with respect to the Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer"s duties to be performed prior to its termination hereunder.

     The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans to the assuming party.


                                   ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

     Section 4.01.  DISTRIBUTIONS TO CERTIFICATEHOLDERS.

     (a) On each Distribution Date, the Trustee (or any duly appointed Paying Agent) shall (i) withdraw from the Certificate Account the Available Distribution Amount for such Distribution Date and shall, from the amount so withdrawn, distribute the Certificate Distribution Amount and make payments to the Certificate Insurer (as described in Section 3.16) in respect of the Certificate Insurer"s subrogation of certain rights to payments due to the Insured Certificateholders, (ii) distribute Excess Liquidation Proceeds to the Class R Certificateholders, (iii) withdraw from the Reserve Account the amounts specified in Section 3.17 and distribute the amounts so withdrawn to the Insured Certificates in accordance with such Section 3.17 and (iv) withdraw Certificate Insurance Policy Proceeds related to each Certificate Insurance Policy from the Certificate Account and distribute such amounts to the applicable Classes of Insured Certificates in accordance with Section 3.16, all (except payment to the Certificate Insurer) in accordance with written statements received from the Master Servicer pursuant to Section 4.03(c), by wire transfer in immediately available funds for the account of each Certificateholder, or by any other means of payment acceptable to each Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register and, with respect to payments to the Certificate Insurer, by means of payment acceptable to the Certificate Insurer.

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     (b) All reductions in the Certificate Principal Balance of a Certificate
effected by distributions of principal or allocations of Realized Losses with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution with respect to the Class R Certificates upon termination of the Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.01(c)(ii) or
Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds, Certificate Insurance Policy Proceeds and Liquidation Proceeds received and expected to be received during the previous calendar month, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, as soon as practicable after the Trustee receives such notice from the Master Servicer, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agency a notice to the effect that:

          (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

          (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

     Section 4.02. STATEMENTS TO CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Certificateholder a statement setting forth, to the extent applicable, the amount of such distribution that represents principal, if any, and the amount that represents interest, and such

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


Certificateholder's current Certificate Principal Balance, if any, after giving effect to the distribution of principal made on such Distribution Date.

     Upon request by any Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee, and the Company (if the Company is no longer acting as Master Servicer), an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee"s security interest in the Mortgage Loans;

          (c) The amount of Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (d) The amount of Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (e) The amount of Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (f) The amount of coverage available to the Insured Certificates under the Reserve Fund as of the close of business on the applicable Determination Date; and

          (g) the sum of the Master Servicing Fee and the aggregate Servicing Fees for the related month.

     Upon request by any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer"s sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

     Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE TRUSTEE.

     (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between
(i) payments scheduled to be received in respect of the Mortgage Loans, and
(ii) the amounts actually deposited in the Certificate Account on account of such payments. The Master Servicer"s obligation to make any advance or advances described in this Section 4.03 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.


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

     Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest, stated separately. In the event that full scheduled amounts of principal and interest shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this
Section 4.03, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

     In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.03, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date shall be less than payments to Certificateholders required to be made on such date. Under each Selling and Servicing Contract, the Master Servicer is authorized to withdraw on a daily basis from the Custodial Accounts for P&I amounts received by the applicable Servicer on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also authorized to withdraw other amounts on a daily basis from the Custodial Accounts for P&I to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by the applicable Servicer. The Master Servicer shall deposit these amounts in the Certificate Account prior to withdrawal pursuant to Section 3.05.

     In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.04.

     (b) If, for any Determination Date, the Master Servicer determines that there will be an Uncompensated Interest Shortfall, upon notice from the Master Servicer to the Trustee on the applicable Withdrawal Date, the Trustee shall make, or cause to be made, as applicable, a Withdrawal from the Reserve Account and deposit in the Certificate Account the amount of such Uncompensated Interest Shortfall allocable to the Insured Certificates, to the extent of the amounts remaining in the Reserve Account after applicable Withdrawals.

     (c) At least three Business Days prior to each Distribution Date, the Master Servicer shall provide the Trustee with a statement regarding the amount of the Shortfall, if any, to be paid by the Certificate Insurer and the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definition of "Certificate Distribution Amount" and other related definitions set forth in Article I hereof).


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

     Section 4.04. NONRECOVERABLE ADVANCES. Any advance previously made by the applicable Servicer pursuant to its Selling and Servicing Contract or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise of related Mortgage Loans or recoverable as late Monthly Payments with respect to related Mortgage Loans shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer"s Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any Certificate Insurance Policy, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i),
(ii) and (iv) of this Agreement.


                                    ARTICLE V

                                THE CERTIFICATES

     Section 5.01.  THE CERTIFICATES.

     (a) The Regular Interest Certificates and the Residual Certificates shall be substantially in the forms set forth in Exhibits A and B attached hereto, and shall be executed and delivered by the Company to the Trustee (or any duly appointed Authenticating Agent) for authentication and redelivery to or upon the order of the Company upon receipt by the Trustee of the documents specified in
Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Undivided Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through


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

Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which
Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

       (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
     (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest
     (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company"s sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

          (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

          (iii) (A) If any "disqualified organization" (as defined in
     Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.


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

          (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

          (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates (determined in the case of the Insured Certificates, without regard to the effect of the applicable Certificate Insurance Policy); and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (1) the Trust Fund may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

          (vi) The following legend shall appear on all Residual Certificates:

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER
          (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
          (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR
          (D) AN AGENT OF A DISQUALIFIED

          ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (vii) The Holder of the Class R Certificate issued hereunder having an Authorized Denomination of 0.01%, while not a Disqualified Organization, is the Tax Matters Person for the REMIC.

     (d) In the case of any Senior Support, Class B or Residual Certificate presented for registration in the name of an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments) (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, the Trustee shall require (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Senior Support, Class B or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Senior Support or Class B Certificate, an officer"s certificate acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the transferee is an insurance company, the source of funds to be used by it to purchase the Senior Support or Class B Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, which officer"s certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

     (e) No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Class B Certificate shall be deemed to be made in accordance with this Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee"s satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder"s proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agency. Notwithstanding the foregoing, any Junior Subordinate Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

     (f) Transfers of Junior Subordinate Certificates may be made in accordance with this Section 5.01(f) if the proposed transferee of such Certificate provides the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

     Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Undivided Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.


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


     Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The Master Servicer shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Master Servicer may prescribe, the Certificate Register shall be amended from time to time by the Master Servicer or its agent to reflect notice of any changes received by the Master Servicer or its agent pursuant to
Section 10.06. The Master Servicer appoints the Trustee as the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate at the office or agency maintained for such purpose pursuant to Section 6.05, the Master Servicer shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Undivided Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Master Servicer shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder"s attorney duly authorized in writing.

     A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Master Servicer may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

     All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

     Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Master Servicer shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Undivided Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Trust Fund as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

     Section 5.05. PERSONS DEEMED OWNERS. The Company, the Master Servicer, the Certificate Insurer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Certificate Insurer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Certificate Insurer or the Trustee shall be affected by notice to the contrary.

     Section 5.06. TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Master Servicer may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A and B hereto as the Master Servicer"s officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

     If temporary Certificates are issued, the Master Servicer shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Master Servicer to be maintained as provided in Section 6.05 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Master Servicer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

     Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company, except that one Book-Entry Certificate of each Class of Book-Entry Certificates may be issued in a denomination less than $1 and, if so issued, shall be held in physical certificate form directly by the holder thereof. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder"s interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
     DTC), ANY TRANSFER, PLEDGE OR OTHER USE

     HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

          (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

          (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

          (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section
     5.07 shall control; and

          (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Undivided Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Undivided Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

     Section 5.08. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

     Section 5.09. DEFINITIVE CERTIFICATES. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing

Undivided Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.


                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

     Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.

     Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person"s or Servicer"s refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

     Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer"s responsibilities and obligations in accordance with Section 7.02 hereof.

     If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.

     Section 6.05. MAINTENANCE OF OFFICE OR AGENCY. The Master Servicer shall maintain at its expense in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Master Servicer in respect of the Certificates and this Agreement may be served. State Street Bank and Trust Company, 61 Broadway, New York, New York 10006, is initially designated for said purposes. The Master Servicer shall give prompt written notice to the Trustee of any change in the location of any such office or agency or of the Certificate Register. If at any time the Master Servicer shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Master Servicer hereby appoints the Corporate Trust Office of the Trustee its agent to receive all such surrenders, notices and demands.


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

                                   ARTICLE VII

                                     DEFAULT

     Section 7.01. EVENTS OF DEFAULT. (a) In case one or more of the following Events of Default by the Company, both in its own capacity and in its capacity as Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

          (i) Any failure by the Master Servicer to distribute to Certificateholders any payment required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Undivided Interests aggregating not less than 25% of the Trust Fund; or

          (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Undivided Interests aggregating not less than 25% of the Trust Fund; or

          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

          (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Undivided Interests aggregating not less than 25% of the Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer"s responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

     Notwithstanding the foregoing, if an Event of Default described in clause
(vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date.

     (b) In the event the Company is no longer acting as Master Servicer, in case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

          (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Undivided Interests aggregating not less than 25% of the Trust Fund; or

          (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall


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     have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

          (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Undivided Interests aggregating not less than 25% of the Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with
Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company"s obligations hereunder.

     (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Undivided Interest in the Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such


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arrangements for the compensation of such successor out of payments on Mortgage
Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     Section 8.01.  DUTIES OF TRUSTEE.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person"s own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and


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          (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Undivided Interests aggregating not less than 25% of the Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

     (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agency notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and
Section 7.01(ii) no such notice to Certificateholders or to the Rating Agency or, so long as any Certificate Insurance Policy is in effect, the Certificate Insurer, shall be given until at least 30 days after the occurrence thereof.

     Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 8.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer"s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Undivided Interests aggregating not less than 25% of the Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the


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     opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

          (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in
     Section 10.06.

     Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Account for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

     Section 8.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE"S FEES AND EXPENSES. Subject to any separate written agreement with the Trustee, the Company, as Master Servicer, covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Master Servicer shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.


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     Section 8.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and
(iii) acceptable to the Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

     The Holders of Certificates evidencing Undivided Interests aggregating more than 50% of the Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08. As long as any Certificate Insurance Policy is in effect, the Master Servicer will send a written notice to the Certificate Insurer of any such resignation, removal or appointment.


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     Section 8.08.  SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

     Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders or the Certificate Insurer of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.


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

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. AUTHENTICATING AGENTS. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee"s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.


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     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

     Section 8.12. PAYING AGENTS. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01(a) and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice


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

of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.


                                   ARTICLE IX

                                   TERMINATION

     Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

     (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than ten percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Trust Fund.

     (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer"s obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS.

     (a) In the event the Company exercises its purchase option as provided in
Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee shall have received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel, on behalf of the Trust Fund; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in the amount specified in Section 9.01; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Master Servicer shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

     Section 9.03. TRUST IRREVOCABLE. Except as expressly provided herein, the trust created hereby is irrevocable.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     Section 10.01. AMENDMENT.

     (a) This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the Trust Fund, or to assure the conveyance to the Trustee of any property included in the Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph.

     (b) This Agreement may also be amended from time to time by the Company and the Trustee with the consent of the Holders of Certificates evidencing Undivided Interests aggregating not less than 66% of the Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder"s Undivided Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Undivided Interests specified in this Section 10.01 which are required to amend this Agreement,
(iii) create or permit the creation of any lien against any part of the Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates; provided, further, that no amendment materially affecting the rights and duties of the Certificate Insurer shall be valid without the consent of the Certificate Insurer.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder"s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Undivided Interests aggregating not less than 25% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each

Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     For so long as no Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Insured Certificates with respect to any rights hereunder (other than the right to receive distributions on such Insured Certificates, except as provided in
Section 3.16); provided that such rights may not be used to reduce the rights of the Insured Certificateholders to receive distributions or to otherwise impair their rights under this Agreement as further described in Section 3.16(l).

     Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. The Master Servicer shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

     If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Master Servicer, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants" request, the Trustee shall promptly request from the Master Servicer a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 10.05. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention:
General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Master Servicer, 75 North Fairway Drive,

Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Master Servicer, (c) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee,
(d) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar and (e) in the case of the Certificate Insurer, to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022,
Attention: Senior Vice President--Surveillance Department; Telex: (212) 668-3101, Confirmation: (212) 826-0100; Telecopy (212) 339-3518 (in each case in which notice or other communication to the Certificate Insurer refers to an Event of Default or a claim under a Certificate Insurance Policy or with respect to which failure to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head--Financial Guaranty Group and shall be marked to indicate "Urgent Material Enclosed." Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. COUNTERPART SIGNATURES. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.09. BENEFITS OF AGREEMENT. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10, the Certificate Insurer and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 10.10. NOTICES AND COPIES TO RATING AGENCY.

     (a) The Trustee shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

          (ii) the appointment of a successor Master Servicer pursuant to
     Section 7.02;

     (b) The Master Servicer shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) any amendment of this Agreement pursuant to Section 10.01;

          (ii) the appointment of a successor Trustee pursuant to Section
     8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

          (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

          (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to Section 9.01;

          (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.03; and

          (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.03.

     (c) The Master Servicer shall provide copies of the statements pursuant to
Section 4.02, Section 3.13 or Section 3.15 or any other statements to the Rating Agency in such time and manner that such statements or determinations are required to be provided to Certificateholders.

     IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                              PNC MORTGAGE SECURITIES CORP.
(SEAL)


                              By:
                                 -------------------------------------------
Attest:
                                   Its:



                              STATE STREET BANK AND TRUST COMPANY, as TRUSTEE
(SEAL)

                              By:
                                 -------------------------------------------
Attest:
                                   Its:

                         ACKNOWLEDGEMENT OF CORPORATION


STATE OF ILLINOIS   )
                    )   SS.
COUNTY OF LAKE      )


     On this ___ day of May, 1996 before me, a Notary Public in and for said State, personally appeared _________________________________, known to me to be the ______________________________ of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.



               ____________________________________
                              Notary Public



(SEAL)

                         CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MASSACHUSETTS   )
                         )   SS.
COUNTY OF ___________    )


     On this ____ day of May, 1996 before me, a Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     Signature __________________________________________________ (SEAL)

                                                                       Exhibit A
                                                                To Endorsement 1

                         NOTICE OF CLAIM AND CERTIFICATE


Financial Security Assurance Inc.
350 Park Avenue
New York, NY  10022

     The undersigned, a duly authorized officer of State Street Bank and Trust Company (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy
No.           dated May 30, 1996 (the "Policy") issued by Financial Security in respect of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-1 that:

          (i) The Trustee is the Trustee under the Pooling and Servicing Agreement and is authorized to act on behalf, and is acting on behalf, of the Trustee and the Holders thereunder.

          (ii) The Shortfall with respect to the Class    Certificates for the
     Distribution Date on [INSERT DATE] is $__________.

          (iii) The Trustee is making a claim under the Policy for the shortfall to be applied to distributions of principal or interest or both with respect to the Guaranteed Certificates.

          (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Guaranteed Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Guaranteed Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Guaranteed Certificate is required to be surrendered for such payment, shall stamp on each such Guaranteed Certificate the legend "$[INSERT APPLICABLE AMOUNT] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Guaranteed Certificate to Financial Security.

          (v) The Trustee, on behalf of the Guaranteed Certificateholders, hereby assigns to Financial Security the rights of the Guaranteed Certificateholders and the Trustee with respect to the Trust Fund to the extent of any payments under the Policy, including, without limitation, any amounts due to the Guaranteed Certificateholders in respect of (a) securities law violations arising from the offer and sale of the Trust Fund and (b) any breach by the Master Servicer or the Trustee of the Pooling and Servicing

     Agreement in regard to the establishment or maintenance of the Reserve Fund. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause
     (v).

          (vi) The Trustee, on its behalf and on behalf of the Guaranteed Certificateholders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Guaranteed Certificateholder in any legal proceeding with respect to the Trust Fund. The Trust hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against the Company under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment with respect to the Trust Fund (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Guaranteed Certificateholder and the Trustee, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Guaranteed Certificateholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

          (vii) Payment should be made by wire transfer directed to the Trustee.

     Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy or the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the __________ day of __________.

                              STATE STREET BANK AND
                              TRUST COMPANY



                              By:
                              Title:

- --------------------------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only

Wire transfer sent __________ by __________

Confirmation Number ________________________________________

                                                                     Exhibit A-1
                                                               CUSIP 693 48L EL9


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-1

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-1 Remittance Rate: 7.500%


Portion of the Class A-1
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate:
$____________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-1 Principal Balance as of the Cut-Off Date:
$104,124,138.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-1-1

                                                                     Exhibit A-2
                                                               CUSIP 693 48L EM7


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-2

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-2 Remittance Rate: 7.500%

Portion of the Class A-2
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________

Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-2 Principal Balance as of the Cut-Off Date:
$11,975,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-2-1

                                                                     Exhibit A-3
                                                               CUSIP 693 48L EN5


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-3

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-3 Remittance Rate: 7.500%
Portion of the Class A-3
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-3 Principal Balance as of the Cut-Off Date:
$5,107,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-3-1

                                                                     Exhibit A-4
                                                               CUSIP 693 48L EP0


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-4

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-4 Remittance Rate: 7.500%
Portion of the Class A-4
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-4 Principal Balance as of the Cut-Off Date:
$2,041,000.00



                              ____________________
                                Registered Owner              Certificate No. __


                                     A-4-1

                                                                     Exhibit A-5
                                                               CUSIP 693 48L EQ8


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-5

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

     IN THE CASE OF ANY CLASS A-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS A-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class A-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.



Series 1996-1

Class A-5 Remittance Rate: 7.500%
Portion of the Class A-5
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-5 Principal Balance as of the Cut-Off Date:
$30,990,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-5-1

                                                                     Exhibit A-6
                                                               CUSIP 693 48L ER6


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-6

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-6 Remittance Rate: 7.500%
Portion of the Class A-6
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-6 Principal Balance as of the Cut-Off Date:
$31,152,146.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-6-1

                                                                     Exhibit A-7
                                                               CUSIP 693 48L ES4


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-7

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-7 Remittance Rate: 7.500%
Portion of the Class A-7
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-7 Principal Balance as of the Cut-Off Date:
$11,288,556.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-7-1

                                                                     Exhibit A-8
                                                               CUSIP 693 48L ET2


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-8

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-8 Remittance Rate: 6.000%
Portion of the Class A-8
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-8 Principal Balance as of the Cut-Off Date:
$1,087,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-8-1

                                                                     Exhibit A-9
                                                               CUSIP 693 48L EU9


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-9

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-9 Remittance Rate: 7.750%
Portion of the Class A-9
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-9 Principal Balance as of the Cut-Off Date:
$6,522,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-9-1

                                                                    Exhibit A-10
                                                               CUSIP 693 48L EV7


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-10

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-10 Remittance Rate:
7.500%
Portion of the Class A-10
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: September 25, 2009

Class A-10 Principal Balance as of the Cut-Off Date:
$3,517,834.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-10-1

                                                                    Exhibit A-11
                                                               CUSIP 693 48L EW5


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-11

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

The Class A-11 Certificates will not receive distributions of interest prior to the Accretion Termination Date, as described in the Pooling Agreement.

Series 1996-1

Class A-11 Remittance Rate:
7.500%
Portion of the Class A-11
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-11 Principal Balance as of the Cut-Off Date:
$2,077,864.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-11-1

                                                                    Exhibit A-12
                                                               CUSIP 693 48L EX3


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-12

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-12 Remittance Rate:
7.500%
Portion of the Class A-12
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-12 Principal Balance as of the Cut-Off Date:
$2,043,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-12-1

                                                                    Exhibit A-13
                                                               CUSIP 693 48L EY1


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-13

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-13 Remittance Rate:
7.500%
Portion of the Class A-13
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-13 Principal Balance as of the Cut-Off Date:
$67,441,870.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-13-1

                                                                    Exhibit A-14
                                                               CUSIP 693 48L EZ8


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-14

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-14 Remittance Rate:
7.500%
Portion of the Class A-14
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-14 Principal Balance as of the Cut-Off Date:
$7,882,052.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-14-1

                                                                    Exhibit A-15
                                                               CUSIP 693 48L FA2


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-15

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.400% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-15 Remittance Rate:
7.400%
Portion of the Class A-15
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-15 Principal Balance as of the Cut-Off Date:
$1,735,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-15-1

                                                                    Exhibit A-16
                                                               CUSIP 693 48L FB0


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-16

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.375% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-16 Remittance Rate:
7.375%
Portion of the Class A-16
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-16 Principal Balance as of the Cut-Off Date:
$2,041,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-16-1

                                                                    Exhibit A-17
                                                               CUSIP 693 48L FC8


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-17

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.440% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-17 Remittance Rate:
7.440%
Portion of the Class A-17
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-17 Principal Balance as of the Cut-Off Date:
$10,652,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-17-1

                                                                    Exhibit A-18
                                                               CUSIP 693 48L FD6


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-18

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.375% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class A-18 Remittance Rate:
7.375%
Portion of the Class A-18
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class A-18 Principal Balance as of the Cut-Off Date:
$2,707,000.00


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-18-1

                                                                    Exhibit A-19
                                                               CUSIP 693 48L FF1


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class P

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1996-1

Class P Remittance Rate: 0.00%
Portion of the Class P Principal
Balance as of the Cut-Off Date
evidenced by this Certificate
$_________________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class P Principal Balance as of the Cut-Off Date:
$7,365,844.05


                              ____________________
                                Registered Owner              Certificate No. __


                                     A-19-1

                                                                    Exhibit A-20
                                                               CUSIP 693 48L FE4

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class X

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 0.3847% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-1

Class X Remittance Rate: A per
annum rate equal to the weighted
average (by Mortgage Loan
Principal Balance) of the
Stripped Interest Rates for
Mortgage Loans having Pass-
Through Rates in excess of 7.500%
applied to the Class X Notional
Amount

Undivided Interest evidenced by
this Class X Certificate in the
distributions to be made with
respect to the Class X
Certificates: _____%

Portion of the Class X Notional
Amount as of the Cut-Off Date
evidenced by this Certificate
$_________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class X Principal Balance as of the Cut-Off Date:
$0.00

Class X Notional Amount as of the Cut-Off Date:
$135,386,131.00



                              ____________________
                                Registered Owner              Certificate No. __

                                     A-20-1

                                                                    Exhibit A-21
                                                               CUSIP 693 48L FG9

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-1

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

     IN THE CASE OF ANY CLASS B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-1

Class B-1 Remittance Rate: 7.500%
Portion of the Class B-1
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate:
$____________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25,
1996

Last Scheduled Distribution Date:
June 25, 2026

Class B-1 Principal Balance as of
the Cut-Off Date:
$6,597,892.00



                              ____________________
                                Registered Owner             Certificate No. ___

                                     A-21-1

                                                                    Exhibit A-22
                                                               CUSIP 693 48L FH7

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-2

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     IN THE CASE OF ANY CLASS B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-1

Class B-2 Remittance Rate: 7.500%
Portion of the Class B-2
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate:
$____________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class B-2 Principal Balance as of the Cut-Off Date:
$4,948,419.00


                              ____________________
                                Registered Owner             Certificate No. ___

                                     A-22-1

                                                                    Exhibit A-23
                                                               CUSIP 693 48L FJ3

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-3

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     IN THE CASE OF ANY CLASS B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-1

Class B-3 Remittance Rate: 7.500%

Portion of the Class B-3
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate:
$____________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class B-3 Principal Balance as of the Cut-Off Date:
$2,804,105.00


                              ____________________
                                Registered Owner             Certificate No. ___

                                     A-23-1

                                                                    Exhibit A-24
                                                               CUSIP 693 48L FL8

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-4

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-1

Class B-4 Remittance Rate: 7.500%
Portion of the Class B-4
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate:
$____________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class B-4 Principal Balance as of the Cut-Off Date:
$1,814,420.00


                              ____________________
                                Registered Owner             Certificate No. ___

                                     A-24-1

                                                                    Exhibit A-25
                                                               CUSIP 693 48L FM6

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-5

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-1

Class B-5 Remittance Rate: 7.500%
Portion of the Class B-5
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate:
$____________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class B-5 Principal Balance as of the Cut-Off Date:
$659,789.00

                              ____________________
                                Registered Owner             Certificate No. ___

                                     A-25-1

                                                                    Exhibit A-26
                                                               CUSIP 693 48L FN4

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-6

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is May 30, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 225% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-1

Class B-6 Remittance Rate: 7.500%
Portion of the Class B-6
Principal Balance as of the
Cut-Off Date evidenced by this
Certificate:
$____________________
Cut-Off Date: May 1, 1996

First Distribution Date: June 25, 1996

Last Scheduled Distribution Date: June 25, 2026

Class B-6 Principal Balance as of the Cut-Off Date:
$1,319,578.99


                              ____________________
                                Registered Owner             Certificate No. ___

                                     A-26-1

                                                                       Exhibit B
                                                               CUSIP 693 48L FK0
                        MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class R

Evidencing an Undivided Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1996-1

Class R Remittance Rate: 7.500%.
Additionally, the Class R
Certificates are entitled to the
Excess Liquidation Proceeds and
the Residual Distribution Amount
as defined in the Pooling
Agreement.

Cut-Off Date: May 1, 1996

First Distribution Date: June 25,
1996

Last Scheduled Distribution Date:
June 25, 2026

Class R Principal Balance as of
the Cut-Off Date: $100.00

Undivided Interest evidenced by
this Class R Certificate in the
distributions to be made with
respect to the Class R
Certificate: ____%

                                Registered Owner             Certificate No. ___

                                                                       Exhibit C

                     SCHEDULE OF CERTAIN MORTGAGE LOANS WITH
                        GROUP PRIMARY INSURANCE POLICIES


     The following 16 Mortgage Loans identified by the respective loan numbers assigned thereto and stated in the Schedule of Mortgage Loans:

     600051653
     600051654
     600051655
     600051656
     600051657
     600051658
     600051659
     600051660
     600051661
     600051662
     600051663
     600051664
     600051665
     600051666
     600051667
     600051668

(vlegal.ace v1.4)                                Page   1             EXHIBIT D
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ


                                                                                                        SCHEDULED
  LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP         BALANCE
  ------        --------------------     --------------------     ---------------   -----   -----      -----------
  300095242     HINES, R                 51 WOODHAVEN ST          WATERBURY          CT     06708       $52,584.58
  500025193     NEALE,GEORGE & K&BURLIN, 452 HIGHLAND AVENUE      SAN MATEO          CA     94401      $383,453.24
  500057722     NINO,ROBERT H            9018 MORRISON AVENUE     PLYMOUTH           MI     48170      $107,121.98
  500057910     RENFROE,FRED H           3138 N. SHADOWBROOK LANE OAK HARBOR         WA     98277      $221,788.87
  500058291     RADICH,ALEX              3012 FRANKLIN CORNER     LANEHERNDON        VA     22071      $245,607.92
  500058296     STRAW,JAMES B            112 SPRUCE STREET        PHILADELPHIA       PA     19106      $421,990.65
  500058302     GIPSON,HAYWARD R JR      73 MORNINGSIDE DRIVE     SOUTWESTPORT       CT     06880      $992,176.56
  500058369     LIBRACH,RONALD SCOTT     23 LYLE AVENUE           WAYNE              NJ     07470      $236,511.39
  500058463     TURNER,PAUL G            42 OWENO ROAD            MAHWAH TOWNSHIP    NJ     07430      $314,023.45
  500058489     BLACK,KEVIN J            303 MOUNTAIN AVENUE      TOWN OF WESTFIE    NJ     07090      $357,572.05
  500058553     KOZLOWSKI,BEVERLY J      26033 CALHOUN AVE.       ANTIOCH            IL     60002      $235,949.35
  500058844     ADELMANN,BARON           12748 NORTH 78TH STREET  SCOTTSDALE         AZ     85260      $231,128.44
  500058893     PARK,PATSY J             505 3RD STREET           PALISADES PARK     NJ     07650      $294,339.70
  500058899     TOWNS,FREDERICK K        21 NORTHWOODS ROAD       OCEAN TWP.         NJ     07712      $243,960.79

                                            INTEREST     LNDR     NET      MGMT        PC     SCHEDULED
  LOAN #        BORROWER                      RATE       FEE      RATE      FEE       RATE    MATURITY
  ------        --------------------        --------     -----   ------    -----     ------   --------
  300095242     HINES, R                      8.575      .375    8.200     .0500     8.150    08/01/2013
  500025193     NEALE,GEORGE & K &BURLIN,     9.000      .750    8.250     .0500     8.200    11/01/2019
  500057722     NINO,ROBERT H                10.125      .250    9.875     .0500     9.825    12/01/2024
  500057910     RENFROE,FRED H                9.000      .150    8.850     .1000     8.750    03/01/2025
  500058291     RADICH,ALEX                   8.125      .150    7.975     .1000     7.875    06/01/2025
  500058296     STRAW,JAMES B                 8.375      .150    8.225     .1000     8.125    06/01/2025
  500058302     GIPSON,HAYWARD R JR           7.875      .150    7.725     .1000     7.625    06/01/2025
  500058369     LIBRACH,RONALD SCOTT          8.500      .150    8.350     .1000     8.250    07/01/2025
  500058463     TURNER,PAUL G                 8.500      .150    8.350     .1000     8.250    07/01/2025
  500058489     BLACK,KEVIN J                 8.125      .150    7.975     .1000     7.875    07/01/2025
  500058553     KOZLOWSKI,BEVERLY J           8.375      .150    8.225     .1000     8.125    07/01/2025
  500058844     ADELMANN,BARON                8.250      .150    8.100     .1000     8.000    08/01/2025
  500058893     PARK,PATSY J                  8.500      .150    8.350     .1000     8.250    08/01/2025
  500058899     TOWNS,FREDERICK K             7.375      .150    7.225     .1000     7.125    08/01/2025

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  300095242     HINES, R                   091113329                    $487.38                  05/01/1996             300
  500025193     NEALE,GEORGE & K &BURLIN,    2240604                  $3,273.98        1         05/01/1996             360
  500057722     NINO,ROBERT H              525337833                    $980.83        1         05/01/1996             360
  500057910     RENFROE,FRED H             090376370                  $1,802.35                  05/01/1996             360
  500058291     RADICH,ALEX                090370999                  $1,837.31                  05/01/1996             360
  500058296     STRAW,JAMES B              091813324                  $3,230.31                  05/01/1996             360
  500058302     GIPSON,HAYWARD R JR        091811059                  $7,250.69                  05/01/1996             360
  500058369     LIBRACH,RONALD SCOTT       091810660                  $1,830.01        2         05/01/1996             360
  500058463     TURNER,PAUL G              091805984                  $2,429.77                  05/01/1996             360
  500058489     BLACK,KEVIN J              091826254                  $2,672.99       12         05/01/1996             360
  500058553     KOZLOWSKI,BEVERLY J        091820194                  $1,805.17       12         05/01/1996             360
  500058844     ADELMANN,BARON             091821840                  $1,746.69                  05/01/1996             360
  500058893     PARK,PATSY J               091825391                  $2,275.98                  05/01/1996             360
  500058899     TOWNS,FREDERICK K          091829483                  $1,699.06       12         05/01/1996             360

                                           PER       LIFE      LIFE      GROSS        NET           CERT.  PROP           BUYDOWN
  LOAN #        BORROWER                   CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN  VALUE            TYPE
  ------        --------------------       ----      -----     ----      ------      ------        ------  -----           ------
  300095242     HINES, R                   .00       .00       .00       .000        .375          .425      $180,000.00    N
  500025193     NEALE,GEORGE & K &BURLIN,  .00       .00       .00       .000        .750          .800      $459,000.00    N
  500057722     NINO,ROBERT H                                                                                $122,900.00    N
  500057910     RENFROE,FRED H             .00       .00       .00       .000        .150          .250      $420,000.00    N
  500058291     RADICH,ALEX                .00       .00       .00       .000        .150          .250      $329,960.00    N
  500058296     STRAW,JAMES B              .00       .00       .00       .000        .150          .250      $734,000.00    N
  500058302     GIPSON,HAYWARD R JR        .00       .00       .00       .000        .150          .250    $1,550,000.00    N
  500058369     LIBRACH,RONALD SCOTT       .00       .00       .00       .000        .150          .250      $265,000.00    N
  500058463     TURNER,PAUL G              .00       .00       .00       .000        .150          .250      $395,000.00    N
  500058489     BLACK,KEVIN J              .00       .00       .00       .000        .150          .250      $400,000.00    N
  500058553     KOZLOWSKI,BEVERLY J        .00       .00       .00       .000        .150          .250      $250,000.00    N
  500058844     ADELMANN,BARON             .00       .00       .00       .000        .150          .250      $315,000.00    N
  500058893     PARK,PATSY J               .00       .00       .00       .000        .150          .250      $370,000.00    N
  500058899     TOWNS,FREDERICK K          .00       .00       .00       .000        .150          .250      $275,500.00    N

(vlegal.ace v1.4)                                                       Page   2
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                         SCHEDULED
  LOAN #        BORROWER                  STREET ADDRESS           CITY              STATE    ZIP         BALANCE
  ------        --------------------      --------------------     ---------------   -----   -----      -----------
  500059005     BRINK,NANCY               10960 RHODA WAY          CULVER CITY        CA     90230      $232,685.91
  500059031     SCHUMACHER,MAX & SCARLETT 6809 IRIS CIRCLE         LOS ANGELES        CA     90068      $277,254.89
  500059046     WILKINSON,NINALA          14300 HOLLYHOCK WAY      BURTONSVILLE       MO     20865      $259,851.11
  500059142     WILKEY,WILLIAM H & KATHLE 7803 PREAKNESS LANE      FAIRFAX STATION    VA     22039      $353,480.07
  500059183     FALK,WILLIAM R            14 GUINEVERE CIRCLE      SHREWSBURY         MA     01545      $266,236.45
  500059190     KAPLAN,LAWRENCE C         8 BRYCEWOOD DRIVE        DIX HILLS          NY     11746      $216,866.93
  500059191     DIFILIPPO,VINCENT&DEBRA   4 MONT AVENUE            DIX HILLS          NY     11746      $253,337.66
  500059250     ELKORT,DONALD S & SHEILA  1793 SAINT ANDREWS PLACE THOUSAND OAKS      CA     91362      $324,171.35
  500059283     WORTHY,FRED L             27 KELSEY SPRINGS DRIVE  MADISON            CT     06443      $275,184.60
  500059290     PAGONE,MARY E             913 CENTER STREET        EL SEGUNDO         CA     90245      $280,690.47
  500059431     CHRONIS,PATRICK F         507 VAN BUREN STREET     LOS ALTOS          CA     94022      $740,581.00
  500059466     D'ASTOUS,JACQUES L        12257 SOUTH GRAYSTONE    LANDRAPER          UT     84020      $348,161.58
  500059484     LIPPMAN,MELVYN            945 STEINER STREET       SAN FRANCISCO      CA     94117      $397,909.66
  500059489     ADLER,JOHN J              1609 TARTAN PLACE        ANACORTES          WA     98221      $231,152.29

                                           INTEREST   LNDR     NET      MGMT        PC     SCHEDULED
  LOAN #        BORROWER                     RATE      FEE     RATE      FEE       RATE    MATURITY
  ------        --------------------       --------   -----   ------    -----     ------   --------
  500059005     BRINK,NANCY                8.500      .150    8.350     .1000     8.250    09/01/2025
  500059031     SCHUMACHER,MAX & SCARLETT  8.500      .250    8.250     .0500     8.200    07/01/2025
  500059046     WILKINSON,NINALA           7.375      .250    7.125     .0500     7.075    07/01/2025
  500059142     WILKEY,WILLIAM H & KATHLE  8.250      .250    8.000     .0500     7.950    07/01/2025
  500059183     FALK,WILLIAM R             8.375      .150    8.225     .1000     8.125    09/01/2025
  500059190     KAPLAN,LAWRENCE C          8.875      .250    8.625     .0500     8.575    08/01/2025
  500059191     DIFILIPPO,VINCENT&DEBRA    7.750      .250    7.500     .0500     7.450    08/01/2025
  500059250     ELKORT,DONALD S & SHEILA   8.500      .250    8.250     .0500     8.200    08/01/2025
  500059283     WORTHY,FRED L              7.250      .150    7.100     .1000     7.000    09/01/2025
  500059290     PAGONE,MARY E              8.250      .150    8.100     .1000     8.000    09/01/2025
  500059431     CHRONIS,PATRICK F          7.750      .150    7.600     .1000     7.500    09/01/2025
  500059466     D'ASTOUS,JACQUES L         8.500      .250    8.250     .0500     8.200    09/01/2025
  500059484     LIPPMAN,MELVYN             8.250      .150    8.100     .1000     8.000    09/01/2025
  500059489     ADLER,JOHN J               7.750      .150    7.600     .1000     7.500    09/01/2025

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  500059005     BRINK,NANCY                091832266                  $1,798.87        1         05/01/1996             360
  500059031     SCHUMACHER,MAX & SCARLETT  3622305                    $2,145.27        3         05/01/1996             360
  500059046     WILKINSON,NINALA           3667987                    $1,808.88        7         05/01/1996             360
  500059142     WILKEY,WILLIAM H & KATHLE  3633633                    $2,674.51                  05/01/1996             360
  500059183     FALK,WILLIAM R             091824498                  $2,033.95                  05/01/1996             360
  500059190     KAPLAN,LAWRENCE C          9500002747                 $1,734.51                  05/01/1996             360
  500059191     DIFILIPPO,VINCENT&DEBRA    9500001798                 $1,826.86                  05/01/1996             360
  500059250     ELKORT,DONALD S & SHEILA   3689841                    $2,506.66                  05/01/1996             360
  500059283     WORTHY,FRED L              091829115                  $1,889.29                  05/01/1996             360
  500059290     PAGONE,MARY E              091835356                  $2,119.81        1         05/01/1996             360
  500059431     CHRONIS,PATRICK F          091832184                  $5,340.85                  05/01/1996             360
  500059466     D'ASTOUS,JACQUES L         091837669                  $2,690.43                  05/01/1996             360
  500059484     LIPPMAN,MELVYN             091828303                  $3,005.07                  05/01/1996             360
  500059489     ADLER,JOHN J               091836601                  $1,665.66                  05/01/1996             360

                                            PER       LIFE      LIFE      GROSS        NET           CERT.    PROP        BUYDOWN
  LOAN #        BORROWER                    CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE        TYPE
  ------        --------------------        ----      -----     ----      ------      ------        ------    -----       ------
  500059005     BRINK,NANCY                 .00       .00       .00       .000        .150          .250      $260,000.00    N
  500059031     SCHUMACHER,MAX & SCARLETT                                                                     $310,000.00    N
  500059046     WILKINSON,NINALA                                                                              $291,000.00    N
  500059142     WILKEY,WILLIAM H & KATHLE                                                                     $450,000.00    N
  500059183     FALK,WILLIAM R              .00       .00       .00       .000        .150          .250      $334,500.00    N
  500059190     KAPLAN,LAWRENCE C                                                                             $274,000.00    N
  500059191     DIFILIPPO,VINCENT&DEBRA                                                                       $371,000.00    N
  500059250     ELKORT,DONALD S & SHEILA    .00       .00       .00       .000        .250          .300      $425,000.00    N
  500059283     WORTHY,FRED L               .00       .00       .00       .000        .150          .250      $346,231.00    N
  500059290     PAGONE,MARY E               .00       .00       .00       .000        .150          .250      $328,000.00    N
  500059431     CHRONIS,PATRICK F           .00       .00       .00       .000        .150          .250    $1,065,000.00    N
  500059466     D'ASTOUS,JACQUES L          .00       .00       .00       .000        .250          .300      $439,900.00    N
  500059484     LIPPMAN,MELVYN              .00       .00       .00       .000        .150          .250      $535,000.00    N
  500059489     ADLER,JOHN J                .00       .00       .00       .000        .150          .250      $310,000.00    N

(vlegal.ace v1.4)                                                       Page   3
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

 POOL NUMBER:          1380    POOL NAME:      1996-1 DLJ

                                                                                                          SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS           CITY              STATE    ZIP         BALANCE
  ------       --------------------        --------------------     ---------------   -----   -----      -----------
  500059745     MAJOR,MARK A               40 HEMLOCK DRIVE         GRAND ISLAND       NY     14072      $242,943.03
  500059749     HUTTON,JOHN E III          30 TILTON DRIVE          FREEHOLD           NJ     07728      $208,676.86
  500059793     GIACIN,KENNETH J           6253 MEETINGHOUSE ROAD   SOLEBURY           PA     18938      $597,052.02
  500059795     LERNER,DONALD N&KAREN A    H40 GREENHAVEN TRAIL     OLDSMAR            FL     34677      $225,357.80
  500059828     MAHON,JOHN R               21 O'MALLEY DRIVE        MARLBOROUGH        MA     01752      $222,158.39
  500059879     ZELENKOPISCUSKAS,LINDA     15 PAINTER RIDGE ROAD    WASHINGTON         CT     06793      $461,695.88
  500059927     CHA,HAN YEUL               1278 FLEMINGTON ROAD     RIVERSIDE          CA     92506      $294,788.31
  500059955     CHRISTOS,NICHOLAS J        10606 CORINTHIAN PLACE   STONE HARBOR       NJ     08247      $308,597.89
  500059979     MERRITT,ROSE B             2829 INVALE DRIVE        GLENDALE           CA     91214      $302,816.72
  500060029     COX,LARRY A & MAYLEEN J    5432 MARICOPA DRIVE      SIMI VALLEY        CA     93063      $238,878.43
  500060032     KEARNEY,JAMES T & MARY M   2241 THORNWOOD AVENUE    WILMETTE           IL     60091      $286,752.38
  500060052     BOESSENECKER,MARK&JANET    R848 VEGA CIRCLE         FOSTER CITY        CA     94404      $302,649.31
  500060069     GARBER,GREGORY S           11297 BROOKHAVEN AVE     LOS ANGELES        CA     90064      $235,281.17
  500060082     KYLE,SEAN MARTIN & DOROTHY 4559 GATETREE CIRCLE     PLEASANTON         CA     94566      $246,455.69

                                           INTEREST   LNDR     NET      MGMT       PC      SCHEDULED
  LOAN #       BORROWER                      RATE      FEE     RATE      FEE      RATE     MATURITY
  ------       --------------------        --------   -----   ------    -----    ------    --------
  500059745     MAJOR,MARK A               8.500      .150    8.350     .1000     8.250    10/01/2025
  500059749     HUTTON,JOHN E III          8.375      .150    8.225     .1000     8.125    10/01/2025
  500059793     GIACIN,KENNETH J           7.875      .250    7.625     .0500     7.575    10/01/2025
  500059795     LERNER,DONALD N&KAREN A    7.875      .250    7.625     .0500     7.575    08/01/2025
  500059828     MAHON,JOHN R               8.250      .150    8.100     .1000     8.000    10/01/2025
  500059879     ZELENKOPISCUSKAS,LINDA     8.250      .150    8.100     .1000     8.000    11/01/2025
  500059927     CHA,HAN YEUL               8.000      .150    7.850     .1000     7.750    11/01/2025
  500059955     CHRISTOS,NICHOLAS J        7.500      .150    7.350     .1000     7.250    11/01/2025
  500059979     MERRITT,ROSE B             8.250      .150    8.100     .1000     8.000    11/01/2025
  500060029     COX,LARRY A & MAYLEEN J    8.125      .250    7.875     .0500     7.825    10/01/2025
  500060032     KEARNEY,JAMES T & MARY M   8.500      .250    8.250     .0500     8.200    10/01/2025
  500060052     BOESSENECKER,MARK&JANET    8.375      .250    8.125     .0500     8.075    10/01/2025
  500060069     GARBER,GREGORY S           7.750      .150    7.600     .1000     7.500    11/01/2025
  500060082     KYLE,SEAN MARTIN & DOROTHY 8.375      .250    8.125     .0500     8.075    10/01/2025

                                                                                       MI         INTEREST               LOAN
  LOAN #        BORROWER                    S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------        ----------                 ---------       ---        ---------              ----
  500059745     MAJOR,MARK A                091813032                  $1,876.15                  05/01/1996             360
  500059749     HUTTON,JOHN E III           091836145                  $1,593.19       18         05/01/1996             360
  500059793     GIACIN,KENNETH J            091838922                  $4,350.42                  05/01/1996             360
  500059795     LERNER,DONALD N&KAREN A     2876332                    $1,644.46        1         05/01/1996             360
  500059828     MAHON,JOHN R                091840027                  $1,682.84                  05/01/1996             360
  500059879     ZELENKOPISCUSKAS,LINDA      091846630                  $3,482.12        2         05/01/1996             360
  500059927     CHA,HAN YEUL                091841744                  $2,171.94                  05/01/1996             360
  500059955     CHRISTOS,NICHOLAS J         091845378                  $2,167.56                  05/01/1996             360
  500059979     MERRITT,ROSE B              091842797                  $2,283.85       12         05/01/1996             360
  500060029     COX,LARRY A & MAYLEEN J     3699576                    $1,782.00                  05/01/1996             360
  500060032     KEARNEY,JAMES T & MARY M    3721636                    $2,214.48                  05/01/1996             360
  500060052     BOESSENECKER,MARK&JANET     3744711                    $2,310.62                  05/01/1996             360
  500060069     GARBER,GREGORY S            091844579                  $1,726.55                  05/01/1996             360
  500060082     KYLE,SEAN MARTIN & DOROTHY  3719390                    $1,881.94                  05/01/1996             360

                                           PER       LIFE      LIFE      GROSS        NET           CERT.    PROP         BUYDOWN
  LOAN #        BORROWER                   CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE         TYPE
  ------        --------------------       ----      -----     ----      ------      ------        ------    -----        ------
  500059745     MAJOR,MARK A               .00       .00       .00       .000        .150          .250      $305,000.00    N
  500059749     HUTTON,JOHN E III          .00       .00       .00       .000        .150          .250      $232,900.00    N
  500059793     GIACIN,KENNETH J           .00       .00       .00       .000        .250          .300      $852,200.00    N
  500059795     LERNER,DONALD N&KAREN A                                                                      $252,000.00    N
  500059828     MAHON,JOHN R               .00       .00       .00       .000        .150          .250      $280,000.00    N
  500059879     ZELENKOPISCUSKAS,LINDA     .00       .00       .00       .000        .150          .250      $515,000.00    N
  500059927     CHA,HAN YEUL               .00       .00       .00       .000        .150          .250      $370,000.00    N
  500059955     CHRISTOS,NICHOLAS J        .00       .00       .00       .000        .150          .250      $388,000.00    N
  500059979     MERRITT,ROSE B             .00       .00       .00       .000        .150          .250      $343,000.00    N
  500060029     COX,LARRY A & MAYLEEN J                                                                      $300,000.00    N
  500060032     KEARNEY,JAMES T & MARY M                                                                     $360,000.00    N
  500060052     BOESSENECKER,MARK&JANET                                                                      $380,000.00    N
  500060069     GARBER,GREGORY S                                         .000        .150          .250      $325,000.00    N
  500060082     KYLE,SEAN MARTIN & DOROTHY                                                                   $317,500.00    N

(vlegal.ace v1.4)                                                       Page   4
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                         SCHEDULED
  LOAN #        BORROWER                  STREET ADDRESS           CITY              STATE    ZIP         BALANCE
  ------        --------------------      --------------------     ---------------   -----   -----      -----------
  500060090     BRANDON,WILLIAM J & ANDRE 2309 WHISPRING PINES     TOWNHIP            MI     48169      $226,038.19
  500060091     HUSSAIN,SHAKEELA F        3925 TIMBERRIDGE ROAD    MOORPARK           CA     93021      $253,269.66
  500060103     PRINCE,ANNE A             108 SPENCER AVENUE       SAUSALITO          CA     94965      $268,838.02
  500060106     HAYNES,KENNETH            11920 DUSTY ROSE ROAD NE ALBUQUERQUE        NM     87122      $310,177.26
  500060126     FRANKLIN,LEO N            45 WEST 14TH STREET      CHICAGO            IL     60605      $296,509.27
  500060128     PARROTT,DOROTHY           3551 OVERLOOK TRAIL      EVERGREEN          CO     80439      $262,500.02
  500060206     HORR,DAVID                10460 SW 122ND ST        MIAMI              FL     33176      $270,622.60
  500060231     MORRISSEY,WENDY S         11080 CHALON ROAD        LOS ANGELES        CA     90077      $996,513.59
  500060300     LINES,VIVIAN LAURENCE     66 QUEEN STREET #1605    HONOLULU           HI     96813      $424,956.52
  500060342     GILCHRIST,MALCOLM IAN     12 OLD LA HONDA ROAD     WOODSIDE           CA     94062    $1,195,816.30
  500060351     DUDLEY,THEODORE JR        146 CORNWELL DRIVE       BEAR               DE     19701      $225,291.73
  500060408     LOPEZ,JOSEPH R.           6725 BULKLEY ROAD        LORTON             VA     22079      $267,987.86
  500060421     HAYES,STEVEN J & KAREN M  9081 CHRISTINE DRIVE     HUNTINGTON BEAC    CA     92646      $241,948.52
  500060428     DAWSON,DAVID              15 MELROSE RD            BOROUGH OF MOUN    NJ     07046      $530,050.17

                                           INTEREST    LNDR    NET      MGMT       PC     SCHEDULED
  LOAN #        BORROWER                     RATE      FEE     RATE      FEE      RATE     MATURITY
  ------        --------------------       --------   -----   ------    -----    ------    --------
  500060090     BRANDON,WILLIAM J & ANDRE  8.750      .250    8.500     .0500     8.450    10/01/2025
  500060091     HUSSAIN,SHAKEELA F         8.375      .250    8.125     .0500     8.075    10/01/2025
  500060103     PRINCE,ANNE A              7.750      .150    7.600     .1000     7.500    11/01/2025
  500060106     HAYNES,KENNETH             8.625      .150    8.475     .1000     8.375    11/01/2025
  500060126     FRANKLIN,LEO N             7.625      .150    7.475     .1000     7.375    12/01/2025
  500060128     PARROTT,DOROTHY            8.375      .250    8.125     .0500     8.075    11/01/2025
  500060206     HORR,DAVID                 8.500      .250    8.250     .0500     8.200    10/01/2025
  500060231     MORRISSEY,WENDY S          7.875      .150    7.725     .1000     7.625    12/01/2025
  500060300     LINES,VIVIAN LAURENCE      8.375      .150    8.225     .1000     8.125    12/01/2025
  500060342     GILCHRIST,MALCOLM IAN      7.875      .150    7.725     .1000     7.625    12/01/2025
  500060351     DUDLEY,THEODORE JR         7.750      .150    7.600     .1000     7.500    12/01/2025
  500060408     LOPEZ,JOSEPH R.            7.750      .250    7.500     .0500     7.450    12/01/2025
  500060421     HAYES,STEVEN J & KAREN M   8.500      .250    8.250     .0500     8.200    11/01/2025
  500060428     DAWSON,DAVID               7.625      .150    7.475     .1000     7.375    12/01/2025

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  500060090     BRANDON,WILLIAM J & ANDRE  3749025                    $1,793.68                  05/01/1996             360
  500060091     HUSSAIN,SHAKEELA F         3753050                    $1,933.63                  05/01/1996             360
  500060103     PRINCE,ANNE A              091842961                  $1,934.31                  05/01/1996             360
  500060106     HAYNES,KENNETH             091846265                  $2,421.26       12         05/01/1996             360
  500060126     FRANKLIN,LEO N             091810222                  $2,106.39                  05/01/1996             360
  500060128     PARROTT,DOROTHY            091845671                  $2,002.79                  05/01/1996             360
  500060206     HORR,DAVID                 091847781                  $2,089.91       18         05/01/1996             360
  500060231     MORRISSEY,WENDY S          091846400                  $7,250.69                  05/01/1996             360
  500060300     LINES,VIVIAN LAURENCE      091849899                  $3,240.19                  05/01/1996             360
  500060342     GILCHRIST,MALCOLM IAN      091841450                  $8,700.83                  05/01/1996             360
  500060351     DUDLEY,THEODORE JR         091854459                  $1,619.81        2         05/01/1996             360
  500060408     LOPEZ,JOSEPH R.            091847021                  $1,927.51        2         05/01/1996             360
  500060421     HAYES,STEVEN J & KAREN M   3797099                    $1,868.46        3         05/01/1996             360
  500060428     DAWSON,DAVID               091846292                  $3,765.46                  05/01/1996             360

                                           PER       LIFE      LIFE      GROSS        NET           CERT.    PROP         BUYDOWN
  LOAN #        BORROWER                   CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE         TYPE
  ------        --------------------       ----      -----     ----      ------      ------        ------    -----        ------
  500060090     BRANDON,WILLIAM J & ANDRE                                                                    $285,000.00    N
  500060091     HUSSAIN,SHAKEELA F                                                                           $318,000.00    N
  500060103     PRINCE,ANNE A              .00       .00       .00       .000        .150          .250      $900,000.00    N
  500060106     HAYNES,KENNETH             .00       .00       .00       .000        .150          .250      $345,921.00    N
  500060126     FRANKLIN,LEO N             .00       .00       .00       .000        .150          .250      $372,000.00    N
  500060128     PARROTT,DOROTHY            .00       .00       .00       .000        .250          .300      $435,000.00    N
  500060206     HORR,DAVID                 .00       .00       .00       .000        .250          .300      $302,000.00    N
  500060231     MORRISSEY,WENDY S          .00       .00       .00       .000        .150          .250    $2,925,000.00    N
  500060300     LINES,VIVIAN LAURENCE      .00       .00       .00       .000        .150          .250      $532,900.00    N
  500060342     GILCHRIST,MALCOLM IAN      .00       .00       .00       .000        .150          .250    $1,600,000.00    N
  500060351     DUDLEY,THEODORE JR         .00       .00       .00       .000        .150          .250      $266,000.00    N
  500060408     LOPEZ,JOSEPH R.            .00       .00       .00       .000        .250          .300      $298,955.00    N
  500060421     HAYES,STEVEN J & KAREN M                                                                     $270,000.00    N
  500060428     DAWSON,DAVID               .00       .00       .00       .000        .150          .250      $665,000.00    N

(vlegal.ace v1.4)                                                       Page   5
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                           SCHEDULED
  LOAN #        BORROWER                   STREET ADDRESS            CITY              STATE    ZIP         BALANCE
  ------        --------------------       --------------------      ---------------   -----   -----      -----------
  500060429     LIGHTBURN,JAMES G          792 LOCUST CIRCLE         ARNOLD             MD     21012      $251,014.63
  500060451     PELLETIER,GERARD L & BARB  2920 HOLIDAY COURT        MORGAN HILL        CA     95037      $257,998.26
  500060452     WOODS,JACQUELINE D & RONA  25194 ABBEY GLENN         HAWTHORN WOODS     IL     60047      $398,570.06
  500060454     MICHALOWICZ,ROBERT J & SH  43675 TRILLIUM            STERLING HEIGHT    MI     48310      $221,941.84
  500060463     BRINKMANN,JEFFRY L         125 HIGHLAND OAKS COURT   SOUTHLAKE          TX     76092      $237,286.84
  500060476     STIER,RONALD W & PATRICIA  418 PRESTWICK COURT       HOUSTON            TX     77057      $319,907.36
  500060490     GUADAGNO,JOSEPH            34 RAMSEY DRIVE           CITY OF SUMMIT     NJ     07901      $373,876.32
  500060491     PHILLIPS,JOHN R            86 MAPLE ROAD             TOWN OF CORNWAL    NY     12520      $244,971.02
  500060500     RIVERO,JOSE A              8455 SW 2ND STREET        MIAMI              FL     33144      $308,792.30
  500060501     TURNER,JOHN M              1860 HIGHGROVE CLUB DRIVE ALPHARETTA         GA     30201      $275,360.57
  500060502     REYES,REYNES & MARCEY      522 N NOBLE               CHICAGO            IL     60622      $224,020.66
  500060560     FITZGIBBONS,LEONARD B & S  5652 SILVER BLUFF COURT   PARKER             CO     80134      $350,629.88
  500060575     LUDLOW,GARY R & CHANTE     4394 KEAR SARGE COURT     CONCORD            CA     94518      $228,074.38
  500060578     DUFFY,THOMAS KEVIN & LINDA 2021 HOLIDAY ROAD         NEWPORT BEACH      CA     92660      $300,729.21

                                           INTEREST    LNDR    NET      MGMT        PC     SCHEDULED
  LOAN #        BORROWER                     RATE      FEE     RATE      FEE       RATE    MATURITY
  ------        --------------------       --------   -----   ------    -----     ------   --------
  500060429     LIGHTBURN,JAMES G          8.500      .250    8.250     .0500     8.200    12/01/2025
  500060451     PELLETIER,GERARD L & BARB  8.500      .250    8.250     .0500     8.200    11/01/2025
  500060452     WOODS,JACQUELINE D & RONA  7.750      .250    7.500     .0500     7.450    12/01/2025
  500060454     MICHALOWICZ,ROBERT J & SH  7.375      .250    7.125     .0500     7.075    12/01/2025
  500060463     BRINKMANN,JEFFRY L         7.500      .150    7.350     .1000     7.250    01/01/2026
  500060476     STIER,RONALD W & PATRICIA  8.000      .250    7.750     .0500     7.700    12/01/2025
  500060490     GUADAGNO,JOSEPH            7.500      .150    7.350     .1000     7.250    01/01/2026
  500060491     PHILLIPS,JOHN R            7.750      .150    7.600     .1000     7.500    01/01/2026
  500060500     RIVERO,JOSE A              8.250      .250    8.000     .0500     7.950    11/01/2025
  500060501     TURNER,JOHN M              8.000      .250    7.750     .0500     7.700    12/01/2025
  500060502     REYES,REYNES & MARCEY      8.250      .250    8.000     .0500     7.950    11/01/2025
  500060560     FITZGIBBONS,LEONARD B & S  8.250      .250    8.000     .0500     7.950    11/01/2025
  500060575     LUDLOW,GARY R & CHANTE     8.625      .250    8.375     .0500     8.325    11/01/2025
  500060578     DUFFY,THOMAS KEVIN & LINDA 8.375      .250    8.125     .0500     8.075    11/01/2025

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  500060429     LIGHTBURN,JAMES G          091850969                  $1,937.67                  05/01/1996             360
  500060451     PELLETIER,GERARD L & BARB  3786985                    $1,991.49                  05/01/1996             360
  500060452     WOODS,JACQUELINE D & RONA  3735008                    $2,865.65        3         05/01/1996             360
  500060454     MICHALOWICZ,ROBERT J & SH  3625365                    $1,538.83                  05/01/1996             360
  500060463     BRINKMANN,JEFFRY L         091854347                  $1,664.13                  05/01/1996             360
  500060476     STIER,RONALD W & PATRICIA  3797925                    $2,355.39                  05/01/1996             360
  500060490     GUADAGNO,JOSEPH            091852883                  $2,622.05                  05/01/1996             360
  500060491     PHILLIPS,JOHN R            091853611                  $1,776.70                  05/01/1996             360
  500060500     RIVERO,JOSE A              3799988                    $2,328.93                  05/01/1996             360
  500060501     TURNER,JOHN M              3726932                    $2,027.40       14         05/01/1996             360
  500060502     REYES,REYNES & MARCEY      3769197                    $1,690.36       14         05/01/1996             360
  500060560     FITZGIBBONS,LEONARD B & S  3794112                    $2,644.46                  05/01/1996             360
  500060575     LUDLOW,GARY R & CHANTE     3794815                    $1,780.37                  05/01/1996             360
  500060578     DUFFY,THOMAS KEVIN & LINDA 3796646                    $2,333.43                  05/01/1996             360

                                           PER       LIFE      LIFE      GROSS        NET           CERT.    PROP         BUYDOWN
  LOAN #        BORROWER                   CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE         TYPE
  ------        --------------------       ----      -----     ----      ------      ------        ------    -----        ------
  500060429     LIGHTBURN,JAMES G          .00       .00       .00       .000        .250          .300      $420,000.00    N
  500060451     PELLETIER,GERARD L & BARB                                                                    $325,000.00    N
  500060452     WOODS,JACQUELINE D & RONA                                                                    $451,200.00    N
  500060454     MICHALOWICZ,ROBERT J & SH                                                                    $278,588.75    N
  500060463     BRINKMANN,JEFFRY L         .00       .00       .00       .000        .150          .250      $328,395.00    N
  500060476     STIER,RONALD W & PATRICIA                                                                    $401,250.00    N
  500060490     GUADAGNO,JOSEPH            .00       .00       .00       .000        .150          .250      $522,250.00    N
  500060491     PHILLIPS,JOHN R            .00       .00       .00       .000        .150          .250      $310,000.00    N
  500060500     RIVERO,JOSE A                                                                                $435,000.00    N
  500060501     TURNER,JOHN M                                                                                $307,000.00    N
  500060502     REYES,REYNES & MARCEY                                                                        $250,000.00    N
  500060560     FITZGIBBONS,LEONARD B & S                                                                    $440,000.00    N
  500060575     LUDLOW,GARY R & CHANTE                                                                       $295,000.00    N
  500060578     DUFFY,THOMAS KEVIN & LINDA                                                                   $395,000.00    N

(vlegal.ace v1.4)                                                       Page   6
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                          SCHEDULED
  LOAN #        BORROWER                   STREET ADDRESS            CITY              STATE    ZIP        BALANCE
  ------        --------------------       --------------------      ---------------   -----   -----      -----------
  500060581     DONOVAN,JOHN F & JULIETTE  21111 BRUSH ROAD          LOS GATOS          CA     95032      $366,840.25
  500060582     PORTER,SCOTT D & STARR A   601 WILLOWROCK DRIVE      LOVELAND           CO     80537      $218,273.94
  500060583     CHOW,YUN & LISA L          2082 PRIMROSE COURT       FREMONT            CA     94539      $249,469.66
  500060585     MAYNARD,PHILIP C & THERES  19572 SIERRA SOTO ROAD    IRVINE             CA     92715      $392,509.09
  500060590     TULLIO,MATTHEW B & BAILEY  593 27TH STREET           MANHATTEN BEACH    CA     90266      $434,625.94
  500060591     DAVIS,JOHN R & EDITH L     915 INTERLAKEN            LAKE ZURICH        IL     60047      $231,001.52
  500060594     NEAL,DAVID D & NINA F      7052 N CAMINO SIN VACAS   TUCSON             AZ     85718      $318,590.45
  500060600     FRY,KENNETH A & CORRINA L  7903 SOUTH CLAYTON CIRCLE LITTLETON          CO     80122      $258,908.61
  500060601     DRASCHER,ELLEN             881 MARKHAM TERRACE       SUNNYVALE          CA     94086      $267,155.37
  500060603     LE PORT,PETER C & MARIA C  215 JASMINE AVENUE        NEWPORT BEACH      CA     92625      $411,232.69
  500060604     WETTERLIND,LARRY M & KARE  19930 LABAO PLACE [CHATSW LOS ANGELES        CA     91311      $227,813.59
  500060605     WICKSTROM,GREGORY F & BET  301 AWINI PLACE           HONOLULU           HI     96825      $423,518.25
  500060607     STALLINGS,STEVEN T & JULI  9844 BROADMOOR DRIVE      SAN RAMON          CA     94583      $237,498.83
  500060609     HEIL,BRIAN C & TAMMY L     3736 WEST 100TH AVENUE    WESTMINSTER        CO     80030      $358,463.31

                                           INTEREST    LNDR    NET      MGMT       PC     SCHEDULED
  LOAN #        BORROWER                     RATE      FEE     RATE      FEE      RATE     MATURITY
  ------        --------------------       --------   -----   ------    -----    ------    --------

  500060581     DONOVAN,JOHN F & JULIETTE  8.375      .250    8.125     .0500     8.075    12/01/2025
  500060582     PORTER,SCOTT D & STARR A   8.125      .250    7.875     .0500     7.825    12/01/2025
  500060583     CHOW,YUN & LISA L          8.750      .250    8.500     .0500     8.450    12/01/2025
  500060585     MAYNARD,PHILIP C & THERES  8.375      .250    8.125     .0500     8.075    12/01/2025
  500060590     TULLIO,MATTHEW B & BAILEY  8.375      .250    8.125     .0500     8.075    12/01/2025
  500060591     DAVIS,JOHN R & EDITH L     7.750      .250    7.500     .0500     7.450    11/01/2025
  500060594     NEAL,DAVID D & NINA F      8.000      .250    7.750     .0500     7.700    11/01/2025
  500060600     FRY,KENNETH A & CORRINA L  7.875      .250    7.625     .0500     7.575    11/01/2025
  500060601     DRASCHER,ELLEN             8.375      .250    8.125     .0500     8.075    12/01/2025
  500060603     LE PORT,PETER C & MARIA C  8.500      .250    8.250     .0500     8.200    12/01/2025
  500060604     WETTERLIND,LARRY M & KARE  8.000      .250    7.750     .0500     7.700    11/01/2025
  500060605     WICKSTROM,GREGORY F & BET  7.875      .250    7.625     .0500     7.575    12/01/2025
  500060607     STALLINGS,STEVEN T & JULI  7.875      .250    7.625     .0500     7.575    11/01/2025
  500060609     HEIL,BRIAN C & TAMMY L     8.125      .250    7.875     .0500     7.825    11/01/2025

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  500060581     DONOVAN,JOHN F & JULIETTE  3790227                    $2,797.07                  05/01/1996             360
  500060582     PORTER,SCOTT D & STARR A   3802675                    $1,626.07                  05/01/1996             360
  500060583     CHOW,YUN & LISA L          3803533                    $1,968.33        3         05/01/1996             360
  500060585     MAYNARD,PHILIP C & THERES  380000                     $2,992.79                  05/01/1996             360
  500060590     TULLIO,MATTHEW B & BAILEY  3792512                    $3,313.92                  05/01/1996             360
  500060591     DAVIS,JOHN R & EDITH L     3792793                    $1,662.08                  05/01/1996             360
  500060594     NEAL,DAVID D & NINA F      3791720                    $2,347.32                  05/01/1996             360
  500060600     FRY,KENNETH A & CORRINA L  3791464                    $1,885.19                  05/01/1996             360
  500060601     DRASCHER,ELLEN             3793684                    $2,037.00                  05/01/1996             360
  500060603     LE PORT,PETER C & MARIA C  3794641                    $3,171.77                  05/01/1996             360
  500060604     WETTERLIND,LARRY M & KARE  3797503                    $1,678.49                  05/01/1996             360
  500060605     WICKSTROM,GREGORY F & BET  3789450                    $3,081.55                  05/01/1996             360
  500060607     STALLINGS,STEVEN T & JULI  3786282                    $1,729.30        3         05/01/1996             360
  500060609     HEIL,BRIAN C & TAMMY L     3787595                    $2,672.25        3         05/01/1996             360

                                            PER       LIFE      LIFE      GROSS        NET           CERT.   PROP         BUYDOWN
  LOAN #        BORROWER                    CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN   VALUE         TYPE
  ------        --------------------        ----      -----     ----      ------      ------        ------   -----        ------
  500060581     DONOVAN,JOHN F & JULIETTE                                                                    $460,000.00    N
  500060582     PORTER,SCOTT D & STARR A                                                                     $325,000.00    N
  500060583     CHOW,YUN & LISA L                                                                            $278,000.00    N
  500060585     MAYNARD,PHILIP C & THERES                                                                    $525,000.00    N
  500060590     TULLIO,MATTHEW B & BAILEY                                                                    $550,000.00    N
  500060591     DAVIS,JOHN R & EDITH L                                                                       $290,000.00    N
  500060594     NEAL,DAVID D & NINA F                                                                        $400,000.00    N
  500060600     FRY,KENNETH A & CORRINA L                                                                    $325,000.00    N
  500060601     DRASCHER,ELLEN                                                                               $339,000.00    N
  500060603     LE PORT,PETER C & MARIA C                                                                    $690,000.00    N
  500060604     WETTERLIND,LARRY M & KARE                                                                    $305,000.00    N
  500060605     WICKSTROM,GREGORY F & BET                                                                    $568,000.00    N
  500060607     STALLINGS,STEVEN T & JULI                                                                    $265,000.00    N
  500060609     HEIL,BRIAN C & TAMMY L                                                                       $405,000.00    N

(vlegal.ace v1.4)                                                       Page   7
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                        SCHEDULED
  LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP         BALANCE
  ------        --------------------     --------------------     ---------------   -----   -----      -----------
  500060635     GOLLOBER,BRADLEY J       926 FAIRVIEW DRIVE       WOODLAND           CA     95695      $299,302.01
  500060636     NESBITT,HARRY J JR       805 NESBITT ROAD         HORSHAM TOWNSHI    PA     19002      $231,089.35
  500060637     GROSS,CRAIG A            93 CROSS HIGHWAY         REDDING            CT     06896      $228,788.49
  500060638     SPINELLI,ROCCO J         8120 DIETZ LANE          TOWNSHIP OF LOW    PA     18036      $259,220.89
  500060640     LADNER,PAUL F            4412 TROPHY DRIVE        NORMAN             OK     73072      $233,247.84
  500060642     ABERNATHY,WILLIAM M JR.  62 KOKOMO ROW            DESTIN             FL     32541      $244,885.43
  500060644     NEWELL,ROBERT            198 FRENCH HILL ROAD     WAYNE              NJ     07470      $369,022.00
  500060645     DILLON,THOMAS C          19 YEOMAN DRIVE          UPPER SADDLE RV    NJ     07458      $376,949.18
  500060646     BAKER,MICHAEL E          13614 PERTHSHIRE         HOUSTON            TX     77079      $229,194.80
  500060647     SURBEY,GORDON            63 FERNDALE DRIVE        EASTON             CT     06612      $286,046.66
  500060664     DUNLEAVY,CHARLES F       3 WATERFORD PLACE        TOWNSHIP OF NEW    PA     18940      $338,981.18
  500060666     ST.ONGE,VINCENT A.       24 CHOATE LANE           IPSWICH            MA     01938      $323,716.47
  500060667     LEFGREN,JOHN CHARLES     675 COUNTRY CLUB ROAD    BRIDGEWATER TOW    NJ     08807      $219,372.85
  500060668     WOOD,STANLEY IVAN        735 ACADEMY STREET       RURAL HALL         NC     27045      $314,102.05

                                           INTEREST    LNDR    NET      MGMT        PC     SCHEDULED
  LOAN #        BORROWER                     RATE      FEE     RATE      FEE       RATE    MATURITY
  ------        --------------------       --------   -----   ------    -----     ------   --------
  500060635     GOLLOBER,BRADLEY J         8.750      .150    8.600     .1000     8.500    01/01/2026
  500060636     NESBITT,HARRY J JR         7.750      .150    7.600     .1000     7.500    01/01/2026
  500060637     GROSS,CRAIG A              7.500      .150    7.350     .1000     7.250    01/01/2026
  500060638     SPINELLI,ROCCO J           7.500      .150    7.350     .1000     7.250    01/01/2026
  500060640     LADNER,PAUL F              7.875      .150    7.725     .1000     7.625    01/01/2026
  500060642     ABERNATHY,WILLIAM M JR.    8.125      .250    7.875     .0500     7.825    12/01/2025
  500060644     NEWELL,ROBERT              8.125      .150    7.975     .1000     7.875    01/01/2026
  500060645     DILLON,THOMAS C            7.875      .150    7.725     .1000     7.625    01/01/2026
  500060646     BAKER,MICHAEL E            7.750      .150    7.600     .1000     7.500    01/01/2026
  500060647     SURBEY,GORDON              7.375      .150    7.225     .1000     7.125    01/01/2026
  500060664     DUNLEAVY,CHARLES F         7.500      .150    7.350     .1000     7.250    01/01/2026
  500060666     ST.ONGE,VINCENT A.         7.500      .250    7.250     .0500     7.200    01/01/2026
  500060667     LEFGREN,JOHN CHARLES       7.750      .150    7.600     .1000     7.500    01/01/2026
  500060668     WOOD,STANLEY IVAN          7.750      .150    7.600     .1000     7.500    01/01/2026

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  500060635     GOLLOBER,BRADLEY J         091827244                  $2,360.10                  05/01/1996             360
  500060636     NESBITT,HARRY J JR         091850317                  $1,660.29                  05/01/1996             360
  500060637     GROSS,CRAIG A              091851525                  $1,608.19                  05/01/1996             360
  500060638     SPINELLI,ROCCO J           091851861                  $1,817.96                  05/01/1996             360
  500060640     LADNER,PAUL F              091852277                  $1,701.38        2         05/01/1996             360
  500060642     ABERNATHY,WILLIAM M JR.    091854266                  $1,824.32       18         05/01/1996             360
  500060644     NEWELL,ROBERT              091856117                  $2,747.24       12         05/01/1996             360
  500060645     DILLON,THOMAS C            091856457                  $2,740.76       12         05/01/1996             360
  500060646     BAKER,MICHAEL E            091857708                  $1,646.67                  05/01/1996             360
  500060647     SURBEY,GORDON              091851556                  $1,982.24                  05/01/1996             360
  500060664     DUNLEAVY,CHARLES F         091852803                  $2,377.33                  05/01/1996             360
  500060666     ST.ONGE,VINCENT A.         091855597                  $2,272.45                  05/01/1996             360
  500060667     LEFGREN,JOHN CHARLES       091857397                  $1,576.11       12         05/01/1996             360
  500060668     WOOD,STANLEY IVAN          091860032                  $2,256.70                  05/01/1996             360

                                           PER       LIFE      LIFE      GROSS        NET           CERT.    PROP         BUYDOWN
  LOAN #        BORROWER                   CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE         TYPE
  ------        --------------------       ----      -----     ----      ------      ------        ------    -----        ------
  500060635     GOLLOBER,BRADLEY J         .00       .00       .00       .000        .150          .250      $375,000.00    N
  500060636     NESBITT,HARRY J JR         .00       .00       .00       .000        .150          .250      $309,000.00    N
  500060637     GROSS,CRAIG A              .00       .00       .00       .000        .150          .250      $355,000.00    N
  500060638     SPINELLI,ROCCO J           .00       .00       .00       .000        .150          .250      $355,000.00    N
  500060640     LADNER,PAUL F              .00       .00       .00       .000        .150          .250      $247,000.00    N
  500060642     ABERNATHY,WILLIAM M JR.    .00       .00       .00       .000        .250          .300      $273,000.00    N
  500060644     NEWELL,ROBERT              .00       .00       .00       .000        .150          .250      $445,000.00    N
  500060645     DILLON,THOMAS C            .00       .00       .00       .000        .150          .250      $420,000.00    N
  500060646     BAKER,MICHAEL E            .00       .00       .00       .000        .150          .250      $306,500.00    N
  500060647     SURBEY,GORDON              .00       .00       .00       .000        .150          .250      $430,000.00    N
  500060664     DUNLEAVY,CHARLES F         .00       .00       .00       .000        .150          .250      $499,900.00    N
  500060666     ST.ONGE,VINCENT A.         .00       .00       .00       .000        .250          .300      $760,000.00    N
  500060667     LEFGREN,JOHN CHARLES       .00       .00       .00       .000        .150          .250      $251,000.00    N
  500060668     WOOD,STANLEY IVAN          .00       .00       .00       .000        .150          .250      $420,000.00    N

(vlegal.ace v1.4)                                                       Page   8
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                           SCHEDULED
  LOAN #        BORROWER                  STREET ADDRESS             CITY              STATE    ZIP         BALANCE
  ------        --------------------      --------------------       ---------------   -----   -----      -----------
  500060687     LUGO,AARON                124 RENEE LANE             BARDONIA           NY     10954      $215,484.35
  500060696     OURISHIAN,AVAK L & LILIAN 975 CRESTVIEW DRIVE        PASADENA           CA     91107      $298,980.00
  500060787     RODRIGUEZ,RODNEY J        25444 DOYLE COURT          STEVENSON RANCH    CA     91381      $267,097.21
  500060805     DECARLI,ALPHONSO P        8136 MAIN CREEK ROAD       PASADENA           MD     21122      $234,558.73
  500060806     HOWE,FREDERICK A          9238 PINEY CREEK ROAD      PARKER             CO     80134      $250,649.95
  500060807     ROBERTSON,IAN M           3767 MOORE STREET          LOS ANGELES        CA     90066      $213,144.80
  500060815     PASSON,GARY L             797 LAS OLAS DRIVE         APTOS              CA     95003      $997,759.60
  500060816     STEEN,CHARLIE R III       907 TRAMWAY LANE NE        ALBUQUERQUE        NM     87122      $223,534.48
  500060844     PEARLSTEIN,STEVEN R       4715 FULTON STREET N.W.    WASHINGTON         DC     20007      $284,923.01
  500060852     WEST,JAMES E & EDMUND A   31 JERNEE DRIVE            EAST BRUNSWICK     NJ     08816      $219,672.42
  500060870     LEVIN,ALAN M              235 21ST STREET            SANTA MONICA       CA     90402      $748,441.39
  500060871     WEBER,JAMES C             706 VIA SAN SIMON          CLAREMONT          CA     91711      $323,292.02
  500060896     WALKER,JAN                801 BOARDWALK PLACE        REDWOOD CITY       CA     94065      $226,714.23
  500060897     BARRY,JOHN & MARY         16123 SOUTH WOODSON DRIVER AMONA              CA     92065      $305,231.18

                                           INTEREST    LNDR    NET      MGMT       PC     SCHEDULED
  LOAN #        BORROWER                     RATE      FEE     RATE      FEE      RATE     MATURITY
  ------        --------------------       --------   -----   ------    -----    ------    --------
  500060687     LUGO,AARON                 8.625      .150    8.475     .1000     8.375    01/01/2026
  500060696     OURISHIAN,AVAK L & LILIAN  8.000      .250    7.750     .0500     7.700    12/01/2025
  500060787     RODRIGUEZ,RODNEY J         7.500      .250    7.250     .0500     7.200    01/01/2026
  500060805     DECARLI,ALPHONSO P         8.375      .150    8.225     .1000     8.125    02/01/2026
  500060806     HOWE,FREDERICK A           7.250      .150    7.100     .1000     7.000    01/01/2026
  500060807     ROBERTSON,IAN M            7.750      .150    7.600     .1000     7.500    02/01/2026
  500060815     PASSON,GARY L              7.500      .150    7.350     .1000     7.250    02/01/2026
  500060816     STEEN,CHARLIE R III        7.875      .150    7.725     .1000     7.625    02/01/2026
  500060844     PEARLSTEIN,STEVEN R        7.250      .150    7.100     .1000     7.000    02/01/2026
  500060852     WEST,JAMES E & EDMUND A    7.500      .250    7.250     .0500     7.200    03/01/2026
  500060870     LEVIN,ALAN M               7.875      .150    7.725     .1000     7.625    02/01/2026
  500060871     WEBER,JAMES C              7.625      .150    7.475     .1000     7.375    02/01/2026
  500060896     WALKER,JAN                 8.250      .250    8.000     .0500     7.950    01/01/2026
  500060897     BARRY,JOHN & MARY          8.375      .250    8.125     .0500     8.075    01/01/2026

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  500060687     LUGO,AARON                 091850872                  $1,680.03        2         05/01/1996             360
  500060696     OURISHIAN,AVAK L & LILIAN  3804986                    $2,201.30                  05/01/1996             360
  500060787     RODRIGUEZ,RODNEY J         091856359                  $1,873.20       14         05/01/1996             360
  500060805     DECARLI,ALPHONSO P         091846605                  $1,786.17                  05/01/1996             360
  500060806     HOWE,FREDERICK A           091854402                  $1,719.08                  05/01/1996             360
  500060807     ROBERTSON,IAN M            091856190                  $1,530.26       18         05/01/1996             360
  500060815     PASSON,GARY L              091854327                  $6,992.15                  05/01/1996             360
  500060816     STEEN,CHARLIE R III        091857222                  $1,624.16                  05/01/1996             360
  500060844     PEARLSTEIN,STEVEN R        091848010                  $1,951.02                  05/01/1996             360
  500060852     WEST,JAMES E & EDMUND A    950000802                  $1,538.28                  05/01/1996             360
  500060870     LEVIN,ALAN M               091849475                  $5,438.02                  05/01/1996             360
  500060871     WEBER,JAMES C              091858459                  $2,293.25                  05/01/1996             360
  500060896     WALKER,JAN                 3828621                    $1,707.63        3         05/01/1996             360
  500060897     BARRY,JOHN & MARY          3826245                    $2,325.83        3         05/01/1996             360

                                           PER       LIFE      LIFE      GROSS        NET           CERT.  PROP           BUYDOWN
  LOAN #        BORROWER                   CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN  VALUE            TYPE
  ------        --------------------       ----      -----     ----      ------      ------        ------  -----           ------
  500060687     LUGO,AARON                 .00       .00       .00       .000        .150          .250      $240,000.00    N
  500060696     OURISHIAN,AVAK L & LILIAN                                                                    $375,000.00    N
  500060787     RODRIGUEZ,RODNEY J         .00       .00       .00       .000        .250          .300      $298,000.00    N
  500060805     DECARLI,ALPHONSO P         .00       .00       .00       .000        .150          .250      $400,000.00    N
  500060806     HOWE,FREDERICK A           .00       .00       .00       .000        .150          .250      $355,000.00    N
  500060807     ROBERTSON,IAN M            .00       .00       .00       .000        .150          .250      $267,000.00    N
  500060815     PASSON,GARY L              .00       .00       .00       .000        .150          .250    $1,550,000.00    N
  500060816     STEEN,CHARLIE R III        .00       .00       .00       .000        .150          .250      $280,000.00    N
  500060844     PEARLSTEIN,STEVEN R        .00       .00       .00       .000        .150          .250      $800,000.00    N
  500060852     WEST,JAMES E & EDMUND A                                                                      $275,000.00    N
  500060870     LEVIN,ALAN M               .00       .00       .00       .000        .150          .250    $1,235,000.00    N
  500060871     WEBER,JAMES C              .00       .00       .00       .000        .150          .250      $405,000.00    N
  500060896     WALKER,JAN                                                                                   $253,000.00    N
  500060897     BARRY,JOHN & MARY                                                                            $340,000.00    N

(vlegal.ace v1.4)                                                       Page   9
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                        SCHEDULED
  LOAN #        BORROWER                  STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------        --------------------      --------------------     ---------------   -----   -----      -----------
  500060900     HAVER,DAVID M&STEVEN R    632 WEST 39TH AVENUE     SAN MATEO          CA     94403      $206,364.13
  500060901     MACOMBER,JAMES FRANKLIN & 1519 RIVERSIDE DRIVE     BURBANK            CA     91506      $265,314.49
  500060907     WOLF,PETER                10 WOODLAND TERRACE      MERRICK            NY     11566      $224,211.82
  500060911     MARGOLIS,ROBERT           31 COPPER KETTLE ROAD    TRUMBULL           CT     06611      $279,207.25
  500060913     LOFTUS,JOHN R             15 OLIVE AVENUE          LARKSPUR           CA     94939      $480,392.43
  500060929     CASSEL,THOMAS AV          515 CHESTER AVENUE       TOWNSHIP OF MOO    NJ     08057      $383,413.82
  500060930     LWATFORD,GERALD SR        133 BRODY ROAD           CHAPIN             SC     29036      $224,520.51
  500060931     MILLER,JOHN               33 HILLSIDE DRIVE        NORTH HALEDON      NJ     07508      $219,586.90
  500061006     SOARES,CARLOS             2 ALDEN STREET           NEWTON             MA     02159      $299,244.55
  500061078     WILSON,WILLIAM L          8 BRIDGEWORTH LANE       TOWN OF SHERMAN    CT     06784      $276,377.46
  500061098     ROBERTS,HERSCHEL J        1107 MANOR HILL DR.      NORMAN             OK     73072      $258,205.23
  500061128     VIALE,JOHN DAVID JR       5293 SOUTH HANNIBAL WAY  AURORA             CO     80015      $387,965.42
  500061136     CICIO,JOSEPH              41 GEER MOUNTAIN ROAD    KENT               CT     06757      $717,435.81
  500061137     PURNELL,JOHN W            2908 CHISELFORD DRIVE    SINKING SPRING     PA     19608      $236,854.17

                                           INTEREST    LNDR    NET      MGMT        PC     SCHEDULED
  LOAN #        BORROWER                     RATE      FEE     RATE      FEE       RATE    MATURITY
  ------        --------------------       --------   -----   ------    -----     ------   --------
  500060900     HAVER,DAVID M&STEVEN R     7.375      .250    7.125     .0500     7.075    01/01/2026
  500060901     MACOMBER,JAMES FRANKLIN &  8.250      .250    8.000     .0500     7.950    01/01/2026
  500060907     WOLF,PETER                 7.875      .150    7.725     .1000     7.625    02/01/2026
  500060911     MARGOLIS,ROBERT            7.375      .150    7.225     .1000     7.125    02/01/2026
  500060913     LOFTUS,JOHN R              7.875      .150    7.725     .1000     7.625    02/01/2026
  500060929     CASSEL,THOMAS AV           7.375      .150    7.225     .1000     7.125    03/01/2026
  500060930     LWATFORD,GERALD SR         7.750      .150    7.600     .1000     7.500    02/01/2026
  500060931     MILLER,JOHN                8.375      .250    8.125     .0500     8.075    02/01/2026
  500061006     SOARES,CARLOS              7.750      .250    7.500     .0500     7.450    01/01/2026
  500061078     WILSON,WILLIAM L           7.375      .150    7.225     .1000     7.125    03/01/2026
  500061098     ROBERTS,HERSCHEL J         7.375      .150    7.225     .1000     7.125    03/01/2026
  500061128     VIALE,JOHN DAVID JR        8.375      .250    8.125     .0500     8.075    03/01/2026
  500061136     CICIO,JOSEPH               8.125      .150    7.975     .1000     7.875    03/01/2026
  500061137     PURNELL,JOHN W             8.375      .250    8.125     .0500     8.075    03/01/2026

                                                                                       MI         INTEREST               LOAN
  LOAN #        BORROWER                    S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------        ----------                 ---------       ---        ---------              ----
  500060900     HAVER,DAVID M&STEVEN R      3830056                    $1,429.70                  05/01/1996             360
  500060901     MACOMBER,JAMES FRANKLIN &   3834801                    $1,998.37        3         05/01/1996             360
  500060907     WOLF,PETER                  091850515                  $1,631.41                  05/01/1996             360
  500060911     MARGOLIS,ROBERT             091860417                  $1,932.85                  05/01/1996             360
  500060913     LOFTUS,JOHN R               091861451                  $3,494.83                  05/01/1996             360
  500060929     CASSEL,THOMAS AV            091858216                  $2,652.19                  05/01/1996             360
  500060930     LWATFORD,GERALD SR          091859595                  $1,611.93                  05/01/1996             360
  500060931     MILLER,JOHN                 091860079                  $1,672.16                  05/01/1996             360
  500061006     SOARES,CARLOS               091857941                  $2,149.95                  05/01/1996             360
  500061078     WILSON,WILLIAM L            091852854                  $1,911.79                  05/01/1996             360
  500061098     ROBERTS,HERSCHEL J          091862965                  $1,786.09                  05/01/1996             360
  500061128     VIALE,JOHN DAVID JR         091864896                  $2,952.51                  05/01/1996             360
  500061136     CICIO,JOSEPH                091853429                  $5,345.98                  05/01/1996             360
  500061137     PURNELL,JOHN W              091858371                  $1,802.51                  05/01/1996             360

                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP          BUYDOWN
  LOAN #        BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------        --------------------       ----     -----     ----      ------      ------        ------    -----         ------
  500060900     HAVER,DAVID M&STEVEN R                                                                      $340,000.00    N
  500060901     MACOMBER,JAMES FRANKLIN &                                                                   $300,000.00    N
  500060907     WOLF,PETER                 00       .00       .00       .000        .150          .250      $300,000.00    N
  500060911     MARGOLIS,ROBERT            00       .00       .00       .000        .150          .250      $350,000.00    N
  500060913     LOFTUS,JOHN R              00       .00       .00       .000        .150          .250      $670,000.00    N
  500060929     CASSEL,THOMAS AV           00       .00       .00       .000        .150          .250      $480,000.00    N
  500060930     LWATFORD,GERALD SR         00       .00       .00       .000        .150          .250      $300,000.00    N
  500060931     MILLER,JOHN                00       .00       .00       .000        .250          .300      $275,000.00    N
  500061006     SOARES,CARLOS              00       .00       .00       .000        .250          .300      $415,000.00    N
  500061078     WILSON,WILLIAM L           00       .00       .00       .000        .150          .250      $346,000.00    N
  500061098     ROBERTS,HERSCHEL J         00       .00       .00       .000        .150          .250      $450,000.00    N
  500061128     VIALE,JOHN DAVID JR        00       .00       .00       .000        .250          .300      $517,949.00    N
  500061136     CICIO,JOSEPH               00       .00       .00       .000        .150          .250    $1,550,000.00    N
  500061137     PURNELL,JOHN W             00       .00       .00       .000        .250          .300      $296,485.00    N

(vlegal.ace v1.4)                                                       Page  10
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                           SCHEDULED
  LOAN #        BORROWER                 STREET ADDRESS              CITY              STATE    ZIP         BALANCE
  ------        --------------------     --------------------        ---------------   -----   -----      -----------
  500061138     COOKE,RICHARD H          4313 HOLLY LANE             ANNANDALE          VA     _____      $299,542.04
  500061191     KOULOURIS,RICHARD R      850 LAKEVIEW DRIVE          PADUCAH            KY     42003      $236,655.85
  500061226     COLINO,JOSEPH            629 24TH STREET             BOROUGH OF AVAL    NJ     08022      $218,599.46
  500061231     UMMEL,VERNON D           46 LOCHINVAR ROAD           SAN RAFAEL         CA     94901      $264,803.33
  500061232     BODE,SHAWNA              24602 CANELA                MISSION VIEJO      CA     92691      $224,495.40
  500061243     RICHBURG,JOSEPH P        626 LOGGERHEAD ISLAND DRIVE SATELLITE BEACH    FL     32937      $307,004.11
  500061244     YEUNG,WING KWONG         170 22ND AVENUE             SAN FRANCISCO      CA     94121      $291,793.91
  500061254     BELL,BARRY D             2986 FARMWALK RD.           TOWN OF YORKTOW    NY     10598      $226,835.71
  500061255     ZABOLOTSKY,OLEG          206 TAMARACK COURT          MORGANVILLE        NJ     07751      $247,739.72
  500061257     ROSALES,JULIO C          649 TULARE STREET           PETALUMA           CA     94954      $232,261.77
  500061258     SEBASTIAN,ANTHONY        12800 CASTLEROCK COURT      OKLAHOMA CITY      OK     73142      $294,302.39
  500061266     KING,RICHARD A           1695 E. LOMA ALTA DRIVE     ALTADENA           CA     91001      $284,798.86
  500061271     GELMAN,MARK W            2301 FOX FIELD CIRCLE       WALL               NJ     07719      $223,900.00
  500061272     DAVIDSON,R EDDIE         211 BUCHANAN CIRCLE         HENDERSONVILLE     TN     37075      $250,000.00

                                            INTEREST    LNDR    NET      MGMT        PC     SCHEDULED
  LOAN #        BORROWER                      RATE      FEE     RATE      FEE       RATE    MATURITY
  ------        --------------------        --------   -----   ------    -----     ------   --------
  500061138     COOKE,RICHARD H             7.375      .150    7.225     .1000     7.125    03/01/2026
  500061191     KOULOURIS,RICHARD R         7.625      .250    7.375     .0500     7.325    03/01/2026
  500061226     COLINO,JOSEPH               7.875      .150    7.725     .1000     7.625    04/01/2026
  500061231     UMMEL,VERNON D              7.500      .150    7.350     .1000     7.250    04/01/2026
  500061232     BODE,SHAWNA                 7.875      .150    7.725     .1000     7.625    04/01/2026
  500061243     RICHBURG,JOSEPH P           8.250      .150    8.100     .1000     8.000    04/01/2026
  500061244     YEUNG,WING KWONG            7.750      .150    7.600     .1000     7.500    04/01/2026
  500061254     BELL,BARRY D                7.625      .150    7.475     .1000     7.375    04/01/2026
  500061255     ZABOLOTSKY,OLEG             7.625      .250    7.375     .0500     7.325    03/01/2026
  500061257     ROSALES,JULIO C             7.625      .150    7.475     .1000     7.375    04/01/2026
  500061258     SEBASTIAN,ANTHONY           8.000      .150    7.850     .1000     7.750    04/01/2026
  500061266     KING,RICHARD A              7.750      .150    7.600     .1000     7.500    04/01/2026
  500061271     GELMAN,MARK W               7.875      .150    7.725     .1000     7.625    05/01/2026
  500061272     DAVIDSON,R EDDIE            8.125      .150    7.975     .1000     7.875    05/01/2026

                                                                                       MI         INTEREST               LOAN
  LOAN #        BORROWER                    S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------        ----------                 ---------       ---        ---------              ----
  500061138     COOKE,RICHARD H             091866536                  $2,072.03                  05/01/1996             360
  500061191     KOULOURIS,RICHARD R         091868684                  $1,677.47                  05/01/1996             360
  500061226     COLINO,JOSEPH               091846112                  $1,586.09                  05/01/1996             360
  500061231     UMMEL,VERNON D              091870960                  $1,852.92                  05/01/1996             360
  500061232     BODE,SHAWNA                 091871666                  $1,628.87       18         05/01/1996             360
  500061243     RICHBURG,JOSEPH P           091869649                  $2,307.89                  05/01/1996             360
  500061244     YEUNG,WING KWONG            091874396                  $2,091.92                  05/01/1996             360
  500061254     BELL,BARRY D                091855231                  $1,606.69                  05/01/1996             360
  500061255     ZABOLOTSKY,OLEG             091862490                  $1,756.04       12         05/01/1996             360
  500061257     ROSALES,JULIO C             091869879                  $1,645.13        1         05/01/1996             360
  500061258     SEBASTIAN,ANTHONY           091871524                  $2,160.94       18         05/01/1996             360
  500061266     KING,RICHARD A              091873350                  $2,041.77                  05/01/1996             360
  500061271     GELMAN,MARK W               091824997                  $1,623.43                  05/01/1996             360
  500061272     DAVIDSON,R EDDIE            091873879                  $1,856.24       18         05/01/1996             360

                                            PER       LIFE      LIFE      GROSS        NET           CERT.    PROP         BUYDOWN
  LOAN #        BORROWER                    CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE         TYPE
  ------        --------------------        ----      -----     ----      ------      ------        ------    -----        ------
  500061138     COOKE,RICHARD H             .00       .00       .00       .000        .150          .250      $450,000.00    N
  500061191     KOULOURIS,RICHARD R         .00       .00       .00       .000        .250          .300      $325,000.00    N
  500061226     COLINO,JOSEPH               .00       .00       .00       .000        .150          .250      $450,000.00    N
  500061231     UMMEL,VERNON D              .00       .00       .00       .000        .150          .250      $437,500.00    N
  500061232     BODE,SHAWNA                 .00       .00       .00       .000        .150          .250      $236,500.00    N
  500061243     RICHBURG,JOSEPH P           .00       .00       .00       .000        .150          .250      $384,000.00    N
  500061244     YEUNG,WING KWONG            .00       .00       .00       .000        .150          .250      $365,000.00    N
  500061254     BELL,BARRY D                .00       .00       .00       .000        .150          .250      $335,000.00    N
  500061255     ZABOLOTSKY,OLEG             .00       .00       .00       .000        .250          .300      $276,986.00    N
  500061257     ROSALES,JULIO C             .00       .00       .00       .000        .150          .250      $266,000.00    Y
  500061258     SEBASTIAN,ANTHONY           .00       .00       .00       .000        .150          .250      $310,000.00    N
  500061266     KING,RICHARD A              .00       .00       .00       .000        .150          .250      $380,000.00    N
  500061271     GELMAN,MARK W               .00       .00       .00       .000        .150          .250      $279,990.00    N
  500061272     DAVIDSON,R EDDIE            .00       .00       .00       .000        .150          .250      $299,900.00    N

(vlegal.ace v1.4)                                                       Page  11
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                        SCHEDULED
  LOAN #        BORROWER                  STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------        --------------------      --------------------     ---------------   -----   -----      -----------
  500061286     COX,CHARLES W JR          500 BROOKS LANE          SIMPSONVILLE       KY     40067      $299,794.54
  500061287     GUERRERO,DANIEL           1073 AMBER COURT         W. CHICAGO         IL     60185      $233,746.94
  500061288     MELLING,MICHAEL J         171 OAK RIDGE AVENUE     CITY OF SUMMIT     NJ     07901      $400,000.00
  500061289     GOSS,JOSEPH W             19255 OAKLAND GREEN ROAD LEESBURG           VA     22075      $400,000.00
  500061290     ZIMMERMAN,DONALD M        39W181 BAERT LANE        ST. CHARLES        IL     60175      $222,000.00
  500061295     MARTIN,NELSON L           4256 LAKE MEADOW WAY     LOUISVILLE         TN     37777      $259,807.04
  500061296     GERRITS,LINDA MICHELLE    1270 CALLE EL CAMARON    THOUSAND OAKS      CA     91360      $465,000.00
  500061297     JORGENSEN,JAMES           5218 ROCKY MTN PL        RANCHO CUCAMONG    CA     91737      $258,300.00
  500061299     KORN,SCOTT H              1260 GULPH CREEK DRIVE   UPPER MERION TO    PA     19087      $403,000.00
  600042298     LESLIE CLYDE SMITH &      2539 PASEO DEL PALACIO   CHINO HILLS        CA     91709      $222,630.17
  600042301     GARRY S & MINDY G ABEL    417 YORKSHIRE RD         ROSEMONT           PA     19010      $268,895.74
  600042307     MARCUS H & TAMMY RAE ANDE 15505 SURREY LANE        LA MIRADA          CA     90638      $346,343.65
  600042317     JAMES J & SAUNDRA G DAVIS 9712 POLING TERRACE      FORT WASHINGTON    MD     20744      $265,208.78
  600042345     BRIAN ERIK HENRY          17846 WEST COLONY WAY    BATON ROUGE        LA     70810      $244,753.60

                                            INTEREST    LNDR    NET      MGMT       PC     SCHEDULED
  LOAN #        BORROWER                      RATE      FEE     RATE      FEE      RATE     MATURITY
  ------        --------------------        --------   -----   ------    -----    ------    --------
  500061286     COX,CHARLES W JR            7.875      .250    7.625     .0500     7.575    04/01/2026
  500061287     GUERRERO,DANIEL             8.125      .250    7.875     .0500     7.825    04/01/2026
  500061288     MELLING,MICHAEL J           7.750      .150    7.600     .1000     7.500    05/01/2026
  500061289     GOSS,JOSEPH W               7.500      .150    7.350     .1000     7.250    05/01/2026
  500061290     ZIMMERMAN,DONALD M          7.625      .150    7.475     .1000     7.375    05/01/2026
  500061295     MARTIN,NELSON L             7.500      .250    7.250     .0500     7.200    04/01/2026
  500061296     GERRITS,LINDA MICHELLE      7.750      .150    7.600     .1000     7.500    05/01/2026
  500061297     JORGENSEN,JAMES             7.750      .150    7.600     .1000     7.500    05/01/2026
  500061299     KORN,SCOTT H                7.875      .150    7.725     .1000     7.625    05/01/2026
  600042298     LESLIE CLYDE SMITH &        7.750      .250    7.500     .0500     7.450    08/01/2025
  600042301     GARRY S & MINDY G ABEL      7.500      .250    7.250     .0500     7.200    08/01/2025
  600042307     MARCUS H & TAMMY RAE ANDE   8.000      .250    7.750     .0500     7.700    08/01/2025
  600042317     JAMES J & SAUNDRA G DAVIS   7.875      .250    7.625     .0500     7.575    06/01/2025
  600042345     BRIAN ERIK HENRY            7.625      .250    7.375     .0500     7.325    08/01/2025

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  500061286     COX,CHARLES W JR           091863144                  $2,175.22                  05/01/1996             360
  500061287     GUERRERO,DANIEL            091865889                  $1,737.44        1         05/01/1996             360
  500061288     MELLING,MICHAEL J          091869301                  $2,865.65                  05/01/1996             360
  500061289     GOSS,JOSEPH W              091874125                  $2,796.86                  05/01/1996             360
  500061290     ZIMMERMAN,DONALD M         091875641                  $1,571.30                  05/01/1996             360
  500061295     MARTIN,NELSON L            091867772                  $1,817.96                  05/01/1996             360
  500061296     GERRITS,LINDA MICHELLE     091869576                  $3,331.32                  05/01/1996             360
  500061297     JORGENSEN,JAMES            091871305                  $1,850.49       12         05/01/1996             360
  500061299     KORN,SCOTT H               091873456                  $2,922.03                  05/01/1996             360
  600042298     LESLIE CLYDE SMITH &       4092860                    $1,605.42       18         05/01/1996             360
  600042301     GARRY S & MINDY G ABEL     4176824                    $1,893.12       18         05/01/1996             360
  600042307     MARCUS H & TAMMY RAE ANDE  4339348                    $2,568.18       18         05/01/1996             360
  600042317     JAMES J & SAUNDRA G DAVIS  4422650                    $1,938.11        2         05/01/1996             360
  600042345     BRIAN ERIK HENRY           4678062                    $1,744.00        2         05/01/1996             360

                                           PER       LIFE      LIFE      GROSS        NET           CERT.    PROP         BUYDOWN
  LOAN #        BORROWER                   CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE        TYPE
  ------        --------------------       ----      -----     ----      ------      ------        ------    -----        ------
  500061286     COX,CHARLES W JR           .00       .00       .00       .000        .250          .300      $405,000.00    N
  500061287     GUERRERO,DANIEL            .00       .00       .00       .000        .250          .300      $260,000.00    N
  500061288     MELLING,MICHAEL J          .00       .00       .00       .000        .150          .250      $500,000.00    N
  500061289     GOSS,JOSEPH W              .00       .00       .00       .000        .150          .250      $605,000.00    N
  500061290     ZIMMERMAN,DONALD M         .00       .00       .00       .000        .150          .250      $277,500.00    N
  500061295     MARTIN,NELSON L            .00       .00       .00       .000        .250          .300      $540,000.00    N
  500061296     GERRITS,LINDA MICHELLE     .00       .00       .00       .000        .150          .250      $585,000.00    N
  500061297     JORGENSEN,JAMES            .00       .00       .00       .000        .150          .250      $287,000.00    N
  500061299     KORN,SCOTT H               .00       .00       .00       .000        .150          .250      $670,000.00    N
  600042298     LESLIE CLYDE SMITH &                                                                         $248,990.00    N
  600042301     GARRY S & MINDY G ABEL                                                                       $285,000.00    N
  600042307     MARCUS H & TAMMY RAE ANDE                                                                    $390,000.00    N
  600042317     JAMES J & SAUNDRA G DAVIS                                                                    $281,400.00    N
  600042345     BRIAN ERIK HENRY                                                                             $259,400.00    N

(vlegal.ace v1.4)                                                       Page  12
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                        SCHEDULED
  LOAN #        BORROWER                  STREET ADDRESS           CITY              STATE    ZIP         BALANCE
  ------        --------------------      --------------------     ---------------   -----   -----      -----------
  600042353     DAVID & ANN URBANI        4200 TIMBERWOOD          WEST DES MOINES    IA     50265      $372,939.36
  600042366     AIREY S & JANICE R MOORE  111 CROSS FOXES DRIVE    FORT WASHINGTON    MD     20744      $224,749.11
  600042368     PAUL R & CARRIE SCHEER BO 14 AQUEDUCT ROAD         WAYLAND            MA     01778      $246,656.44
  600042376     NELSON HUGHES             8826 CREEK WAY DRIVE     CLINTON            MD     20735      $233,865.32
  600042377     JAMES S & VICTORIA L PETE 1930 NORTH KENNETH ROAD  BURBANK            CA     91504      $214,591.96
  600042382     JAMES A DUNLAP,JR         1250 MILLSTONE RUN       BOGART             GA     30622      $183,355.62
  600042409     DANIEL E JOHNSON          2705 CARLARIS ROAD       SAN MARINO         CA     91108      $389,621.08
  600042413     RONALD P & MARLANE A MIRI 1322 2ND STREET          CORONADO           CA     92118      $391,556.28
  600042420     MARK P & ELIZABETH M MCCL 106 RIDGE RD             RIVA               MD     21140      $287,020.50
  600042450     ALAN R & DIANE M TARP     205 PINE CANYON ROAD     SALINAS            CA     93908      $389,091.75
  600042473     RANDY J & PAMELA A NEDROW 30103 WINGFOOT COVE      GEORGETOWN         TX     78628      $208,150.91
  600042478     HO YONG & KUM SUK KIM     4531 HEPPNER LANE        SAN JOSE           CA     95136      $181,083.22
  600042479     Steven L. & Melody A. Gra 714 Shorecrest Dr        Southlake          TX     76092      $278,480.83
  600050720     NGUYEN BINH                                        RENO               NV     89511      $233,035.62

                                            INTEREST    LNDR    NET      MGMT       PC      SCHEDULED
  LOAN #        BORROWER                      RATE      FEE     RATE      FEE      RATE     MATURITY
  ------        --------------------        --------   -----   ------    -----    ------    --------
  600042353     DAVID & ANN URBANI          8.000      .250    7.750     .0500     7.700    09/01/2025
  600042366     AIREY S & JANICE R MOORE    7.750      .250    7.500     .0500     7.450    07/01/2025
  600042368     PAUL R & CARRIE SCHEER BO   7.375      .250    7.125     .0500     7.075    08/01/2025
  600042376     NELSON HUGHES               8.000      .250    7.750     .0500     7.700    07/01/2025
  600042377     JAMES S & VICTORIA L PETER  7.750      .250    7.500     .0500     7.450    08/01/2025
  600042382     JAMES A DUNLAP,JR           8.000      .250    7.750     .0500     7.700    08/01/2025
  600042409     DANIEL E JOHNSON            7.500      .250    7.250     .0500     7.200    09/01/2025
  600042413     RONALD P & MARLANE A MIRI   8.000      .250    7.750     .0500     7.700    08/01/2025
  600042420     MARK P & ELIZABETH M MCCL   7.250      .250    7.000     .0500     6.950    08/01/2025
  600042450     ALAN R & DIANE M TARP       7.875      .250    7.625     .0500     7.575    09/01/2025
  600042473     RANDY J & PAMELA A NEDROW   8.000      .250    7.750     .0500     7.700    08/01/2025
  600042478     HO YONG & KUM SUK KIM       7.750      .250    7.500     .0500     7.450    10/01/2025
  600042479     Steven L. & Melody A. Gra   7.375      .250    7.125     .0500     7.075    10/01/2025
  600050720     NGUYEN       BINH           7.375      .250    7.125     .0350     7.090    02/01/2026

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  600042353     DAVID & ANN URBANI         4727216                    $2,751.62                  05/01/1996             360
  600042366     AIREY S & JANICE R MOORE   4790799                    $1,621.96       18         05/01/1996             360
  600042368     PAUL R & CARRIE SCHEER BO  4799355                    $1,715.64        2         05/01/1996             360
  600042376     NELSON HUGHES              4823030                    $1,728.02        2         05/01/1996             360
  600042377     JAMES S & VICTORIA L PETE  4836334                    $1,547.45        2         05/01/1996             360
  600042382     JAMES A DUNLAP,JR          4844984                    $1,353.80                  05/01/1996             360
  600042409     DANIEL E JOHNSON           4893822                    $2,740.92                  05/01/1996             360
  600042413     RONALD P & MARLANE A MIRI  4900511                    $2,891.03                  05/01/1996             360
  600042420     MARK P & ELIZABETH M MCCL  4923913                    $1,972.17       18         05/01/1996             360
  600042450     ALAN R & DIANE M TARP      5060167                    $2,838.65                  05/01/1996             360
  600042473     RANDY J & PAMELA A NEDROW  5346540                    $1,536.87        2         05/01/1996             360
  600042478     HO YONG & KUM SUK KIM      5635048                    $1,303.87                  05/01/1996             360
  600042479     Steven L. & Melody A. Gra  5789069                    $1,933.89                  05/01/1996             360
  600050720     NGUYEN BINH                1527852                    $1,614.46                  05/01/1996             360

                                           PER       LIFE      LIFE      GROSS        NET           CERT.  PROP          BUYDOWN
  LOAN #        BORROWER                   CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN  VALUE          TYPE
  ------        --------------------       ----      -----     ----      ------      ------        ------  -----         ------
  600042353     DAVID & ANN URBANI                                                                         $477,778.00    N
  600042366     AIREY S & JANICE R MOORE                                                                   $256,440.00    N
  600042368     PAUL R & CARRIE SCHEER BO                                                                  $261,500.00    N
  600042376     NELSON HUGHES                                                                              $247,945.00    N
  600042377     JAMES S & VICTORIA L PETE                                                                  $240,000.00    N
  600042382     JAMES A DUNLAP,JR                                                                          $287,500.00    N
  600042409     DANIEL E JOHNSON                                                                           $560,000.00    N
  600042413     RONALD P & MARLANE A MIRI                                                                  $569,000.00    N
  600042420     MARK P & ELIZABETH M MCCL                                                                  $321,250.00    N
  600042450     ALAN R & DIANE M TARP                                                                      $580,000.00    N
  600042473     RANDY J & PAMELA A NEDROW                                                                  $220,507.00    N
  600042478     HO YONG & KUM SUK KIM                                                                      $260,000.00    N
  600042479     Steven L. & Melody A. Gra                                                                  $350,000.00    N
  600050720     NGUYEN BINH                                                                                $302,002.58    N

(vlegal.ace v1.4)                                                       Page  13
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                        SCHEDULED
  LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP         BALANCE
  ------        --------------------     --------------------     ---------------   -----   -----      -----------
  600050721     COBB         DAVID                                RENO               NV     89511      $329,167.34
  600050722     DUPRE        DANIEL                               NAPERVILLE         IL     60563      $259,811.82
  600050723     DAIGLE       MICHAEL                              AURORA             CO     80015      $217,422.37
  600050724     ISAAK        MARCELO                              NEW MARKET         MD     21774      $244,755.72
  600050725     FORD         FRANCES                              RICHMOND           VA     23226      $344,873.44
  600050726     HUFF         TIMOTHY                              LAGRANGE           GA     30240      $299,798.70
  600050727     SEDGASS      DANA                                 PLANO              TX     75093      $226,911.63
  600050728     TRAVAGLIONE  LOUIS                                SAN JOSE           CA     95135      $314,219.59
  600050729     LAMPKIN      ANDREW                               LONG BEACH         CA     90807      $247,158.22
  600050730     MACKINLAY    PAUL                                 LOS GATOS          CA     95030      $247,122.19
  600050731     COLLIER      RICHARD                              SUWANEE            GA     30174      $270,365.61
  600050732     DUQUETTE     RONALD                               LORTON             VA     22079      $282,129.29
  600050733     URBAN        MICHAEL                              DARNESTOWN         MD     20874      $405,089.83
  600050734     QUERQUES     FRANK                                WALNUT CREE        CA     94598      $319,831.85

                                            INTEREST    LNDR    NET      MGMT        PC     SCHEDULED
  LOAN #        BORROWER                      RATE      FEE     RATE      FEE       RATE    MATURITY
  ------        --------------------        --------   -----   ------    -----     ------   --------
  600050721     COBB         DAVID          8.125      .250    7.875     .0350     7.840    03/01/2026
  600050722     DUPRE        DANIEL         7.625      .250    7.375     .0350     7.340    04/01/2026
  600050723     DAIGLE       MICHAEL        7.625      .250    7.375     .0350     7.340    02/01/2026
  600050724     ISAAK        MARCELO        7.625      .250    7.375     .0350     7.340    04/01/2026
  600050725     FORD         FRANCES        8.000      .250    7.750     .0350     7.715    04/01/2026
  600050726     HUFF         TIMOTHY        8.000      .250    7.750     .0350     7.715    04/01/2026
  600050727     SEDGASS      DANA           7.500      .250    7.250     .0350     7.215    03/01/2026
  600050728     TRAVAGLIONE  LOUIS          7.375      .250    7.125     .0350     7.090    03/01/2026
  600050729     LAMPKIN      ANDREW         7.875      .250    7.625     .0350     7.590    03/01/2026
  600050730     MACKINLAY    PAUL           7.375      .250    7.125     .0350     7.090    03/01/2026
  600050731     COLLIER      RICHARD        7.125      .250    6.875     .0350     6.840    03/01/2026
  600050732     DUQUETTE     RONALD         7.500      .250    7.250     .0350     7.215    03/01/2026
  600050733     URBAN        MICHAEL        7.875      .250    7.625     .0350     7.590    03/01/2026
  600050734     QUERQUES     FRANK          7.500      .250    7.250     .0350     7.215    02/01/2026

                                                                                       MI         INTEREST               LOAN
  LOAN #        BORROWER                    S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------        ----------                 ---------       ---        ---------              ----

  600050721     COBB         DAVID          5238860                    $2,447.27                  05/01/1996             360
  600050722     DUPRE        DANIEL         5364195                    $1,840.26                  05/01/1996             360
  600050723     DAIGLE       MICHAEL        5395777                    $1,542.99                  05/01/1996             360
  600050724     ISAAK        MARCELO        5415641                    $1,733.63                  05/01/1996             360
  600050725     FORD         FRANCES        6051601                    $2,532.26                  05/01/1996             360
  600050726     HUFF         TIMOTHY        6115752                    $2,201.30                  05/01/1996             360
  600050727     SEDGASS      DANA           6280820                    $1,588.97                  05/01/1996             360
  600050728     TRAVAGLIONE  LOUIS          6283436                    $2,173.56                  05/01/1996             360
  600050729     LAMPKIN      ANDREW         7187198                    $1,794.55       14         05/01/1996             360
  600050730     MACKINLAY    PAUL           20014999                   $1,709.42        1         05/01/1996             360
  600050731     COLLIER      RICHARD        20038576                   $1,824.43        1         05/01/1996             360
  600050732     DUQUETTE     RONALD         20049979                   $1,975.64                  05/01/1996             360
  600050733     URBAN        MICHAEL        20057840                   $2,941.25                  05/01/1996             360
  600050734     QUERQUES     FRANK          20080552                   $2,241.33                  05/01/1996             360

                                           PER       LIFE      LIFE      GROSS        NET           CERT.     PROP         BUYDOWN
  LOAN #       BORROWER                    CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------        ----      -----     ----      ------      ------        ------     -----        ------
  600050721     COBB         DAVID                                                                            $412,000.00    N
  600050722     DUPRE        DANIEL                                                                           $329,949.23    N
  600050723     DAIGLE       MICHAEL                                                                          $272,500.00    N
  600050724     ISAAK        MARCELO                                                                          $306,166.25    N
  600050725     FORD         FRANCES                                                                          $431,381.25    N
  600050726     HUFF         TIMOTHY                                                                          $375,000.00    N
  600050727     SEDGASS      DANA                                                                             $284,062.50    N
  600050728     TRAVAGLIONE  LOUIS                                                                            $393,375.00    N
  600050729     LAMPKIN      ANDREW                                                                           $275,000.00    N
  600050730     MACKINLAY    PAUL                                                                             $275,000.00    N
  600050731     COLLIER      RICHARD                                                                          $302,232.15    N
  600050732     DUQUETTE     RONALD                                                                           $353,187.50    N
  600050733     URBAN        MICHAEL                                                                          $507,062.50    N
  600050734     QUERQUES     FRANK                                                                            $508,003.19    Y

(vlegal.ace v1.4)                                                       Page  14
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                        SCHEDULED
  LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP         BALANCE
  ------        --------------------     --------------------     ---------------   -----   -----      -----------
  600050735     VIKESLAND    MICHAEL                              CHERHASSEN         MN     55317      $213,439.60
  600050736     WOLD         CHARLES                              PHOENIX            AZ     85044      $235,837.59
  600050737     CIOTTI       JOHN                                 BALDWINSVIL        NY     13027      $239,488.55
  600050738     THOMAS       GEORGE                               FREMONT            CA     94536      $245,819.85
  600050739     SCHUMPP      MICHAEL                              WEST CHESTE        OH     45069      $261,469.06
  600050740     GAULIN       DANIEL                               NEWTON             MA     2160       $377,214.47
  600050741     BUCHER II    FREDERICK                            REDWOOD CIT        CA     94065      $351,163.11
  600050742     JEFFREY      SCOTT                                WESTFIELD          NJ     07090      $224,656.53
  600050743     YOWELL TRAYNOLORI                                 BROOKEVILLE        MD     20833      $264,152.20
  600050744     SUTTER       CONRAD                               KALAMAZOO          MI     49083      $234,229.14
  600050745     BUCHHOLZ     BELLE                                BOULDER            CO     80302      $248,789.26
  600050746     HANSEN       JAMES                                CARLSBAD           CA     92009      $277,885.62
  600050747     WINTER       DAVID                                MESA               AZ     85204      $232,665.47
  600050748     BILODEAU     PAUL                                 DES PLAINES        IL     60018      $269,663.18

                                           INTEREST   LNDR     NET       MGMT       PC     SCHEDULED
  LOAN #        BORROWER                     RATE      FEE     RATE      FEE       RATE    MATURITY
  ------        --------------------       --------   -----   ------    -----     ------   --------
  600050735     VIKESLAND    MICHAEL       7.625      .250    7.375     .0350     7.340    03/01/2026
  600050736     WOLD         CHARLES       7.875      .250    7.625     .0350     7.590    04/01/2026
  600050737     CIOTTI       JOHN          7.750      .250    7.500     .0350     7.465    02/01/2026
  600050738     THOMAS       GEORGE        7.250      .250    7.000     .0350     6.965    02/01/2026
  600050739     SCHUMPP      MICHAEL       8.000      .250    7.750     .0350     7.715    02/01/2026
  600050740     GAULIN       DANIEL        7.875      .250    7.625     .0350     7.590    02/01/2026
  600050741     BUCHER II    FREDERICK     7.375      .250    7.125     .0350     7.090    03/01/2026
  600050742     JEFFREY      SCOTT         7.375      .250    7.125     .0350     7.090    03/01/2026
  600050743     YOWELL TRAYNOLORI          7.500      .250    7.250     .0350     7.215    02/01/2026
  600050744     SUTTER       CONRAD        7.250      .250    7.000     .0350     6.965    07/01/2025
  600050745     BUCHHOLZ     BELLE         8.375      .250    8.125     .0350     8.090    03/01/2026
  600050746     HANSEN       JAMES         7.500      .250    7.250     .0350     7.215    03/01/2026
  600050747     WINTER       DAVID         7.875      .250    7.625     .0350     7.590    02/01/2026
  600050748     BILODEAU     PAUL          8.375      .250    8.125     .0350     8.090    03/01/2026

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  600050735     VIKESLAND    MICHAEL       20127056                   $1,512.91        2         05/01/1996             360
  600050736     WOLD         CHARLES       20131280                   $1,711.16                  05/01/1996             360
  600050737     CIOTTI       JOHN          20155396                   $1,719.39                  05/01/1996             360
  600050738     THOMAS       GEORGE        20163655                   $1,680.89                  05/01/1996             360
  600050739     SCHUMPP      MICHAEL       20165734                   $1,922.47                  05/01/1996             360
  600050740     GAULIN       DANIEL        20173977                   $2,740.76        2         05/01/1996             360
  600050741     BUCHER II    FREDERICK     20174215                   $2,429.11                  05/01/1996             360
  600050742     JEFFREY      SCOTT         20177259                   $1,554.02       14         05/01/1996             360
  600050743     YOWELL TRAYNOLORI          20179057                   $1,853.97                  05/01/1996             360
  600050744     SUTTER       CONRAD        20182366                   $1,610.77                  05/01/1996             354
  600050745     BUCHHOLZ     BELLE         20182424                   $1,893.34                  05/01/1996             360
  600050746     HANSEN       JAMES         20183265                   $1,945.92                  05/01/1996             360
  600050747     WINTER       DAVID         20183737                   $1,690.50        7         05/01/1996             360
  600050748     BILODEAU     PAUL          20187811                   $2,052.20                  05/01/1996             360

                                            PER       LIFE      LIFE      GROSS        NET           CERT.     PROP        BUYDOWN
  LOAN #        BORROWER                    CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------        --------------------        ----      -----     ----      ------      ------        ------     -----        ------
  600050735     VIKESLAND    MICHAEL                                                                           $252,063.67    N
  600050736     WOLD         CHARLES                                                                           $314,666.67    N
  600050737     CIOTTI       JOHN                                                                              $310,077.51    N
  600050738     THOMAS       GEORGE                                                                            $308,000.00    N
  600050739     SCHUMPP      MICHAEL                                                                           $347,019.87    N
  600050740     GAULIN       DANIEL                                                                            $420,000.00    N
  600050741     BUCHER II    FREDERICK                                                                         $439,625.00    N
  600050742     JEFFREY      SCOTT                                                                             $253,093.36    N
  600050743     YOWELL TRAYNOLORI                                                                              $331,437.50    N
  600050744     SUTTER       CONRAD                                                                            $350,746.27    N
  600050745     BUCHHOLZ     BELLE                                                                             $329,933.77    N
  600050746     HANSEN       JAMES                                                                             $360,025.86    N
  600050747     WINTER       DAVID                                                                             $259,055.56    N
  600050748     BILODEAU     PAUL                                                                              $360,000.00    N

(vlegal.ace v1.4)                                                       Page  15
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------        --------------------     --------------------     ---------------   -----   -----    -----------
  600050749     BROOKER      RICHARD                              WILTON             CT     6897       $323,309.52
  600050750     HENDRIX      WAYNE                                GREELEY            CO     80634      $237,864.90
  600050751     GREIN        JOEL                                 RENO               NV     89509      $217,998.12
  600050752     BURRUSS      RICHARD                              FREDERICKSB        VA     22407      $213,864.79
  600050753     DOMINGUEZ    HENRY                                VACAVILLE          CA     95688      $225,929.61
  600050754     LEVIE        KENNETH                              HENDERSON          NV     89014      $251,751.88
  600050755     HARING       DOUGLAS                              LAKE FOREST        IL     60045      $383,700.66
  600050756     LICON        WILLIAM                              THE WOODLAN        TX     77380      $267,977.69
  600050757     JOHNSON      THOMAS                               WEST CHESTE        PA     19382      $249,467.23
  600050758     KU           ALBERT                               ALLEN              TX     75002      $284,366.55
  600050759     VALCIK       JEFFERY                              SEATTLE            WA     98019      $215,503.88
  600050760     MILNE        JOSEPH                               FORT WORTH         TX     76109      $334,829.74
  600050761     OMARTIAN     ARTHUR                               ARLINGTON          VA     22207      $264,574.92
  600050762     LEE          WON                                  CASTRO VALL        CA     94552      $275,168.70

                                           INTEREST   LNDR     NET      MGMT        PC     SCHEDULED
  LOAN #        BORROWER                     RATE      FEE     RATE      FEE       RATE    MATURITY
  ------        --------------------       --------   -----   ------    -----     ------   --------
  600050749     BROOKER      RICHARD       7.750      .250    7.500     .0350     7.465    02/01/2026
  600050750     HENDRIX      WAYNE         7.500      .250    7.250     .0350     7.215    02/01/2026
  600050751     GREIN        JOEL          7.375      .250    7.125     .0350     7.090    02/01/2026
  600050752     BURRUSS      RICHARD       7.250      .250    7.000     .0350     6.965    03/01/2026
  600050753     DOMINGUEZ    HENRY         7.750      .250    7.500     .0350     7.465    03/01/2026
  600050754     LEVIE        KENNETH       7.875      .250    7.625     .0350     7.590    03/01/2026
  600050755     HARING       DOUGLAS       7.750      .250    7.500     .0350     7.465    02/01/2026
  600050756     LICON        WILLIAM       7.750      .250    7.500     .0350     7.465    02/01/2026
  600050757     JOHNSON      THOMAS        7.750      .250    7.500     .0350     7.465    02/01/2026
  600050758     KU           ALBERT        7.500      .250    7.250     .0350     7.215    03/01/2026
  600050759     VALCIK       JEFFERY       7.375      .250    7.125     .0350     7.090    02/01/2026
  600050760     MILNE        JOSEPH        7.750      .250    7.500     .0350     7.465    02/01/2026
  600050761     OMARTIAN     ARTHUR        7.125      .250    6.875     .0350     6.840    03/01/2026
  600050762     LEE          WON           7.250      .250    7.000     .0350     6.965    03/01/2026

                                                                                      MI         INTEREST               LOAN
  LOAN #        BORROWER                   S/S LOAN #                 P & I PMT       CO          PAID-TO               TERM
  ------        --------------------       ----------                 ---------       ---        ---------              ----
  600050749     BROOKER      RICHARD       20191102                   $2,321.18                  05/01/1996             360
  600050750     HENDRIX      WAYNE         20197463                   $1,666.93                  05/01/1996             360
  600050751     GREIN        JOEL          20198099                   $1,509.13                  05/01/1996             360
  600050752     BURRUSS      RICHARD       20199477                   $1,461.23       12         05/01/1996             360
  600050753     DOMINGUEZ    HENRY         20200499                   $1,620.88        1         05/01/1996             360
  600050754     LEVIE        KENNETH       20200622                   $1,827.90                  05/01/1996             360
  600050755     HARING       DOUGLAS       20201778                   $2,758.19                  05/01/1996             360
  600050756     LICON        WILLIAM       20202321                   $1,923.93                  05/01/1996             360
  600050757     JOHNSON      THOMAS        20203915                   $1,791.03                  05/01/1996             360
  600050758     KU           ALBERT        20205258                   $1,998.36                  05/01/1996             360
  600050759     VALCIK       JEFFERY       20205282                   $1,491.86        2         05/01/1996             360
  600050760     MILNE        JOSEPH        20205928                   $2,407.15                  05/01/1996             360
  600050761     OMARTIAN     ARTHUR        20206074                   $1,785.35                  05/01/1996             360
  600050762     LEE          WON           20209185                   $1,880.08                  05/01/1996             360

                                            PER       LIFE      LIFE      GROSS        NET           CERT.    PROP        BUYDOWN
  LOAN #        BORROWER                    CAP       FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE         TYPE
  ------        --------------------        ----      -----     ----      ------      ------        ------    -----        ------
  600050749     BROOKER      RICHARD                                                                          $405,000.00    N
  600050750     HENDRIX      WAYNE                                                                            $298,000.00    N
  600050751     GREIN        JOEL                                                                             $278,343.95    N
  600050752     BURRUSS      RICHARD                                                                          $238,000.00    N
  600050753     DOMINGUEZ    HENRY                                                                            $259,461.02    N
  600050754     LEVIE        KENNETH                                                                          $315,125.00    N
  600050755     HARING       DOUGLAS                                                                          $567,846.58    N
  600050756     LICON        WILLIAM                                                                          $410,000.00    N
  600050757     JOHNSON      THOMAS                                                                           $724,637.68    N
  600050758     KU           ALBERT                                                                           $357,697.11    N
  600050759     VALCIK       JEFFERY                                                                          $240,000.00    N
  600050760     MILNE        JOSEPH                                                                           $435,233.18    N
  600050761     OMARTIAN     ARTHUR                                                                           $350,993.38    N
  600050762     LEE          WON                                                                              $344,500.00    N

(vlegal.ace v1.4)                                                       Page  16
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050763     SENEVIRATNE  ASITHA                               FREMONT            CA     94536      $244,217.21
  600050764     JOSEPH       MOSES                                MINNETONKA         MN     55345      $440,925.87
  600050765     LULL         JAMES                                CHANTILLY          VA     22021      $246,993.23
  600050766     MORGAN       ROBERT                               SAN DIEGO          CA     92131      $278,854.46
  600050767     DUTTON       RICHARD                              COLUMBIA           MD     21045      $234,500.31
  600050768     WISE         JONATHAN                             GLENWOOD           MD     21738      $269,364.29
  600050769     SINGH        RAJENDRA                             SAN JOSE           CA     95135      $286,561.88
  600050770     CHURCHILL    PAUL                                 KELLER             TX     76248      $234,446.68
  600050771     JACOBS       BRADLEY                              REDWOOD CIT        CA     94065      $357,040.37
  600050772     PORTER       SCOTT                                WESTPORT           CT     6880       $516,666.86
  600050773     LADRIGAN     RICHARD                              SCOTTSDALE         AZ     85255      $339,506.27
  600050774     PAPPAS JR    DENNIS                               IRONDALE           AL     35223      $296,346.94
  600050775     ROEHRENBECK  WILLIAM                              LITTLEROCK         AR     72212      $336,685.50
  600050776     GYENES       PETER                                BROOKLINE          MA     2146       $353,653.62

                                          INTEREST    LNDR    NET        MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE    RATE       FEE      RATE      MATURITY
  ------       --------------------       --------    -----   ------     -----   ------   -----------
  600050763     SENEVIRATNE  ASITHA        7.250      .250    7.000     .0350     6.965    03/01/2026
  600050764     JOSEPH       MOSES         7.375      .250    7.125     .0350     7.090    03/01/2026
  600050765     LULL         JAMES         7.000      .250    6.750     .0350     6.715    03/01/2026
  600050766     MORGAN       ROBERT        7.750      .250    7.500     .0350     7.465    02/01/2026
  600050767     DUTTON       RICHARD       7.500      .250    7.250     .0350     7.215    03/01/2026
  600050768     WISE         JONATHAN      7.250      .250    7.000     .0350     6.965    02/01/2026
  600050769     SINGH        RAJENDRA      7.375      .250    7.125     .0350     7.090    03/01/2026
  600050770     CHURCHILL    PAUL          7.250      .250    7.000     .0350     6.965    02/01/2026
  600050771     JACOBS       BRADLEY       7.250      .250    7.000     .0350     6.965    03/01/2026
  600050772     PORTER       SCOTT         7.125      .250    6.875     .0350     6.840    03/01/2026
  600050773     LADRIGAN     RICHARD       7.625      .250    7.375     .0350     7.340    03/01/2026
  600050774     PAPPAS JR    DENNIS        7.375      .250    7.125     .0350     7.090    03/01/2026
  600050775     ROEHRENBECK  WILLIAM       7.125      .250    6.875     .0350     6.840    02/01/2026
  600050776     GYENES       PETER         7.125      .250    6.875     .0350     6.840    03/01/2016

                                                                                     MI        INTEREST            LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT       CO         PAID-TO            TERM
  ------       --------------------      ---------------            ---------        --        --------            ----
  600050763     SENEVIRATNE  ASITHA       20210431                   $1,668.61                  05/01/1996          360
  600050764     JOSEPH       MOSES        20210605                   $3,050.03                  05/01/1996          360
  600050765     LULL         JAMES        20211850                   $1,645.96       12         05/01/1996          360
  600050766     MORGAN       ROBERT       20212494                   $2,002.02                  05/01/1996          360
  600050767     DUTTON       RICHARD      20212601                   $1,642.11       12         05/01/1996          360
  600050768     WISE         JONATHAN     20214961                   $1,841.88                  05/01/1996          360
  600050769     SINGH        RAJENDRA     20215406                   $1,982.24                  05/01/1996          360
  600050770     CHURCHILL    PAUL         20215869                   $1,603.12       12         05/01/1996          360
  600050771     JACOBS       BRADLEY      20216362                   $2,439.47       12         05/01/1996          360
  600050772     PORTER       SCOTT        20217782                   $3,486.50                  05/01/1996          360
  600050773     LADRIGAN     RICHARD      20218624                   $2,406.50                  05/01/1996          360
  600050774     PAPPAS JR    DENNIS       20219077                   $2,049.92                  05/01/1996          360
  600050775     ROEHRENBECK  WILLIAM      20221743                   $2,273.80                  05/01/1996          360
  600050776     GYENES       PETER        20223020                   $2,779.01                  05/01/1996          240

                                        PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                 CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------     ----     -----     ----      ------      ------        ------     ------------  ------
  600050763     SENEVIRATNE  ASITHA                                                                        $305,750.00    N
  600050764     JOSEPH       MOSES                                                                         $552,000.00    N
  600050765     LULL         JAMES                                                                         $274,888.89    N
  600050766     MORGAN       ROBERT                                                                        $349,312.50    N
  600050767     DUTTON       RICHARD                                                                       $279,916.56    N
  600050768     WISE         JONATHAN                                                                      $382,436.27    N
  600050769     SINGH        RAJENDRA                                                                      $358,750.00    N
  600050770     CHURCHILL    PAUL                                                                          $267,045.45    N
  600050771     JACOBS       BRADLEY                                                                       $397,333.33    N
  600050772     PORTER       SCOTT                                                                         $674,706.68    N
  600050773     LADRIGAN     RICHARD                                                                       $425,000.00    N
  600050774     PAPPAS JR    DENNIS                                                                        $371,000.00    N
  600050775     ROEHRENBECK  WILLIAM                                                                       $450,000.00    N
  600050776     GYENES       PETER                                                                         $969,945.41    N

(vlegal.ace v1.4)                                                       Page  17
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

Caption>

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050777     BRADY        JAMES                                NAPERVILLE         IL     60565      $261,989.37
  600050778     PETTLE       KEITH                                LEANDER            TX     78645      $599,013.49
  600050779     DIXIT        PRAVEEN                              CENTREVILLE        VA     22020      $240,413.72
  600050780     TESINSKY     JACK                                 ISLAMORADA         FL     33036      $339,553.66
  600050781     SIMPSON      DIXON                                EDMOND             OK     73013      $316,201.58
  600050782     TUCKER       ELIZABETH                            CHARLESTON         SC     29401      $244,162.36
  600050783     MARTINEZ     IRMA                                 MIAMI              FL     33176      $262,109.16
  600050784     QUINTERO     RAUL                                 MIAMI              FL     33176      $282,910.85
  600050785     CORN         ROBERT                               ENGLEWOOD          CO     80111      $424,382.83
  600050786     BURKE        MICHAEL                              COLLEYVILLE        TX     76034      $339,199.48
  600050787     HEIL         MARK                                 SAN DIEGO          CA     92131      $283,905.02
  600050788     LINDQUIST    MICHAEL                              DENVER             CO     80224      $311,334.96
  600050789     SEEP JR      ALBERT                               ENGLEWOOD          CO     80111      $261,060.71
  600050790     PAOLICELLI   RICHARD                              GERMANTOWN         MD     20874      $285,973.55

                                         INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------      --------    -----  ------     -----   ------      --------
  600050777     BRADY        JAMES        7.250      .250    7.000     .0350     6.965    03/01/2026
  600050778     PETTLE       KEITH        7.000      .250    6.750     .0350     6.715    03/01/2026
  600050779     DIXIT        PRAVEEN      7.125      .250    6.875     .0350     6.840    03/01/2026
  600050780     TESINSKY     JACK         8.125      .250    7.875     .0350     7.840    03/01/2026
  600050781     SIMPSON      DIXON        7.750      .250    7.500     .0350     7.465    03/01/2026
  600050782     TUCKER       ELIZABETH    7.875      .250    7.625     .0350     7.590    03/01/2026
  600050783     MARTINEZ     IRMA         7.500      .250    7.250     .0350     7.215    03/01/2026
  600050784     QUINTERO     RAUL         7.875      .250    7.625     .0350     7.590    02/01/2026
  600050785     CORN         ROBERT       7.625      .250    7.375     .0350     7.340    03/01/2026
  600050786     BURKE        MICHAEL      7.250      .250    7.000     .0350     6.965    02/01/2026
  600050787     HEIL         MARK         7.250      .250    7.000     .0350     6.965    03/01/2026
  600050788     LINDQUIST    MICHAEL      7.500      .250    7.250     .0350     7.215    03/01/2026
  600050789     SEEP JR      ALBERT       7.500      .250    7.250     .0350     7.215    03/01/2026
  600050790     PAOLICELLI   RICHARD      7.500      .250    7.250     .0350     7.215    03/01/2026

                                                                                     MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------      ---------------            ---------        --        --------               ----
  600050777     BRADY        JAMES       20224705                   $1,790.03                  05/01/1996             360
  600050778     PETTLE       KEITH       20224960                   $3,991.82                  05/01/1996             360
  600050779     DIXIT        PRAVEEN     20225280                   $1,622.32                  05/01/1996             360
  600050780     TESINSKY     JACK        20225454                   $2,524.50                  05/01/1996             360
  600050781     SIMPSON      DIXON       20227674                   $2,268.52                  05/01/1996             360
  600050782     TUCKER       ELIZABETH   20228235                   $1,772.80                  05/01/1996             360
  600050783     MARTINEZ     IRMA        20228458                   $1,835.44                  05/01/1996             360
  600050784     QUINTERO     RAUL        20228466                   $2,055.57       12         05/01/1996             360
  600050785     CORN         ROBERT      20228896                   $3,008.13                  05/01/1996             360
  600050786     BURKE        MICHAEL     20228904                   $2,319.40                  05/01/1996             360
  600050787     HEIL         MARK        20229167                   $1,939.77        1         05/01/1996             360
  600050788     LINDQUIST    MICHAEL     20229266                   $2,180.86                  05/01/1996             360
  600050789     SEEP JR      ALBERT      20229746                   $1,828.10                  05/01/1996             360
  600050790     PAOLICELLI   RICHARD     20229969                   $2,002.56                  05/01/1996             360

                                         PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                  CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------      ----     -----     ----      ------      ------        ------     -----------   ------
  600050777     BRADY        JAMES                                                                         $328,000.00    N
  600050778     PETTLE       KEITH                                                                         $750,000.00    N
  600050779     DIXIT        PRAVEEN                                                                       $301,000.00    N
  600050780     TESINSKY     JACK                                                                          $539,682.54    N
  600050781     SIMPSON      DIXON                                                                         $415,006.54    N
  600050782     TUCKER       ELIZABETH                                                                     $326,000.00    N
  600050783     MARTINEZ     IRMA                                                                          $350,000.00    N
  600050784     QUINTERO     RAUL                                                                          $315,000.00    N
  600050785     CORN         ROBERT                                                                        $735,294.13    N
  600050786     BURKE        MICHAEL                                                                       $439,844.74    N
  600050787     HEIL         MARK                                                                          $315,944.44    N
  600050788     LINDQUIST    MICHAEL                                                                       $539,619.39    N
  600050789     SEEP JR      ALBERT                                                                        $409,796.24    N
  600050790     PAOLICELLI   RICHARD                                                                       $358,000.00    N

(vlegal.ace v1.4)                                                       Page  18
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ


                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050791     CARPENTER    JOHN                                 JOHNS ISLAN        SC     29455      $329,508.65
  600050792     MILLER       WILLIAM                              LITTLETON          CO     80127      $319,535.31
  600050793     HALE         WILLIAM                              CLAREMONT          CA     91711      $247,630.73
  600050794     RAMEY        RICHARD                              WOODLAND           WA     98674      $214,553.20
  600050795     BAKER        KENNETH                              HIGHLANDS R        CO     80126      $315,773.54
  600050796     MASON        JESS                                 HOUSTON            TX     77024      $292,350.70
  600050797     BIDDISON     MARK                                 NIWOT              CO     80503      $271,420.36
  600050798     TSUKUDA      EIJI                                 SAN JOSE           CA     95127      $324,465.65
  600050799     FARIN        LAURENCE                             PLANO              TX     75093      $231,609.08
  600050800     FRIEDMAN     WILLIAM                              MARBLEHEAD         MA     1945       $292,803.40
  600050801     MEILER       STEFFEN                              WINCHESTER         MA     1890       $243,827.78
  600050802     SMITH        HAROLD                               LUBBOCK            TX     79424      $290,580.01
  600050803     LAMAR        JAYNA                                TRUSSVILLE         AL     35173      $264,403.63
  600050804     LEBEN        MURRAY                               TEANECK            NJ     7666       $347,754.38

                                        INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                  RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------     --------    -----  ------     -----   ------      --------
  600050791     CARPENTER    JOHN        7.500      .250    7.250     .0350     7.215    03/01/2026
  600050792     MILLER       WILLIAM     7.625      .250    7.375     .0350     7.340    03/01/2026
  600050793     HALE         WILLIAM     7.500      .250    7.250     .0350     7.215    03/01/2026
  600050794     RAMEY        RICHARD     7.875      .250    7.625     .0350     7.590    02/01/2026
  600050795     BAKER        KENNETH     7.625      .250    7.375     .0350     7.340    03/01/2026
  600050796     MASON        JESS        7.375      .250    7.125     .0350     7.090    02/01/2026
  600050797     BIDDISON     MARK        7.750      .250    7.500     .0350     7.465    02/01/2026
  600050798     TSUKUDA      EIJI        7.000      .250    6.750     .0350     6.715    03/01/2026
  600050799     FARIN        LAURENCE    6.875      .250    6.625     .0350     6.590    03/01/2026
  600050800     FRIEDMAN     WILLIAM     8.000      .250    7.750     .0350     7.715    04/01/2026
  600050801     MEILER       STEFFEN     7.750      .250    7.500     .0350     7.465    04/01/2026
  600050802     SMITH        HAROLD      7.750      .250    7.500     .0350     7.465    03/01/2026
  600050803     LAMAR        JAYNA       7.500      .250    7.250     .0350     7.215    04/01/2026
  600050804     LEBEN        MURRAY      7.750      .250    7.500     .0350     7.465    04/01/2026

                                                                                     MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------      ---------------            ---------        --        --------               ----
  600050791     CARPENTER    JOHN        20229985                   $2,307.41                  05/01/1996             360
  600050792     MILLER       WILLIAM     20229993                   $2,264.94                  05/01/1996             360
  600050793     HALE         WILLIAM     20230025                   $1,734.06                  05/01/1996             360
  600050794     RAMEY        RICHARD     20230454                   $1,558.90        7         05/01/1996             360
  600050795     BAKER        KENNETH     20230728                   $2,240.17                  05/01/1996             360
  600050796     MASON        JESS        20231239                   $2,024.37                  05/01/1996             360
  600050797     BIDDISON     MARK        20231486                   $1,948.64                  05/01/1996             360
  600050798     TSUKUDA      EIJI        20233078                   $2,162.23                  05/01/1996             360
  600050799     FARIN        LAURENCE    20233896                   $1,524.07                  05/01/1996             360
  600050800     FRIEDMAN     WILLIAM     20234761                   $2,149.93                  05/01/1996             360
  600050801     MEILER       STEFFEN     20234811                   $1,748.05       12         05/01/1996             360
  600050802     SMITH        HAROLD      20235040                   $2,091.93                  05/01/1996             360
  600050803     LAMAR        JAYNA       20235248                   $1,850.12        2         05/01/1996             360
  600050804     LEBEN        MURRAY      20235818                   $2,493.12                  05/01/1996             360

                                        PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                 CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------     ----     -----     ----      ------      ------        ------     -----------   ------
  600050791     CARPENTER    JOHN                                                                         $660,000.00    N
  600050792     MILLER       WILLIAM                                                                      $400,000.00    N
  600050793     HALE         WILLIAM                                                                      $320,000.00    N
  600050794     RAMEY        RICHARD                                                                      $238,888.89    N
  600050795     BAKER        KENNETH                                                                      $423,128.33    N
  600050796     MASON        JESS                                                                         $380,155.65    N
  600050797     BIDDISON     MARK                                                                         $340,000.00    N
  600050798     TSUKUDA      EIJI                                                                         $424,836.60    N
  600050799     FARIN        LAURENCE                                                                     $290,000.00    N
  600050800     FRIEDMAN     WILLIAM                                                                      $430,249.65    N
  600050801     MEILER       STEFFEN                                                                      $288,075.57    N
  600050802     SMITH        HAROLD                                                                       $365,000.00    N
  600050803     LAMAR        JAYNA                                                                        $294,000.00    N
  600050804     LEBEN        MURRAY                                                                       $528,875.36    N

(vlegal.ace v1.4)                                                       Page  19
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------

  600050805     CHABEN       BERNARD                              W BLOOMFIEL        MI     48323      $322,311.64
  600050806     JAMES III    THOMAS                               LOUISVILLE         KY     40207      $305,778.53
  600050807     JOHNSON      DARRELL                              PADUCAH            KY     42001      $233,317.85
  600050808     SKARADOWSKI  JOHN                                 BOLTON             MA     1740       $299,518.76
  600050809     PAHIGIANNIS  PETE                                 CHEVY CHASE        MD     20815      $319,473.87
  600050810     BROWN        STEPHEN                              OLYMPIA            WA     98502      $335,699.42
  600050811     KOWALSKI     ROBERT                               POTOMAC            MD     20854      $274,558.86
  600050812     MARQUARDT JR WALTER                               WHEATON            OH     60187      $242,672.81
  600050813     HELMS        STEVEN                               LITTLE             CO     80127      $221,567.62
  600050814     COTTER       KENNETH                              SAN JOSE           CA     95135      $259,243.66
  600050815     SNELLING     ROGER                                ARLINGTON          VA     22207      $254,419.07
  600050816     ROBINSON     ALPHONSA                             ORLAND PARK        IL     60462      $269,814.19
  600050817     IVERSON      DAVID                                MENDOTA HEI        MN     55118      $240,858.42
  600050818     TYSK         DAVID                                EDEN PRAIRI        MN     55344      $269,295.10

                                          INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                    RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------       --------    -----  ------     -----   ------      --------

  600050805     CHABEN       BERNARD       7.750      .250    7.500     .0350     7.465    02/01/2026
  600050806     JAMES III    THOMAS        7.625      .250    7.375     .0350     7.340    04/01/2026
  600050807     JOHNSON      DARRELL       7.250      .250    7.000     .0350     6.965    04/01/2026
  600050808     SKARADOWSKI  JOHN          7.125      .250    6.875     .0350     6.840    03/01/2026
  600050809     PAHIGIANNIS  PETE          7.000      .250    6.750     .0350     6.715    03/01/2026
  600050810     BROWN        STEPHEN       7.500      .250    7.250     .0350     7.215    03/01/2026
  600050811     KOWALSKI     ROBERT        7.125      .250    6.875     .0350     6.840    03/01/2026
  600050812     MARQUARDT JR WALTER        8.000      .250    7.750     .0350     7.715    03/01/2026
  600050813     HELMS        STEVEN        7.500      .250    7.250     .0350     7.215    03/01/2026
  600050814     COTTER       KENNETH       7.250      .250    7.000     .0350     6.965    03/01/2026
  600050815     SNELLING     ROGER         7.500      .250    7.250     .0350     7.215    03/01/2026
  600050816     ROBINSON     ALPHONSA      7.875      .250    7.625     .0350     7.590    04/01/2026
  600050817     IVERSON      DAVID         7.750      .250    7.500     .0350     7.465    03/01/2026
  600050818     TYSK         DAVID         7.500      .250    7.250     .0350     7.215    02/01/2026

                                                                                    MI        INTEREST               LOAN
  LOAN #       BORROWER                  S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------     ---------------            ---------        --        --------               ----

  600050805     CHABEN       BERNARD    20237616                   $2,314.02       18         05/01/1996             360
  600050806     JAMES III    THOMAS     20238119                   $2,165.85                  05/01/1996             360
  600050807     JOHNSON      DARRELL    20238200                   $1,592.88                  05/01/1996             360
  600050808     SKARADOWSKI  JOHN       20238945                   $2,021.16                  05/01/1996             360
  600050809     PAHIGIANNIS  PETE       20239281                   $2,128.97                  05/01/1996             360
  600050810     BROWN        STEPHEN    20239307                   $2,350.76                  05/01/1996             360
  600050811     KOWALSKI     ROBERT     20239737                   $1,852.73                  05/01/1996             360
  600050812     MARQUARDT JR WALTER     20242616                   $1,783.05                  05/01/1996             360
  600050813     HELMS        STEVEN     20245106                   $1,555.05        1         05/01/1996             360
  600050814     COTTER       KENNETH    20245338                   $1,771.28                  05/01/1996             360
  600050815     SNELLING     ROGER      20245361                   $1,783.00                  05/01/1996             360
  600050816     ROBINSON     ALPHONSA   20245460                   $1,957.69                  05/01/1996             360
  600050817     IVERSON      DAVID      20245536                   $1,727.99        2         05/01/1996             360
  600050818     TYSK         DAVID      20245593                   $1,887.88                  05/01/1996             360

                                          PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----------   ------

  600050805     CHABEN       BERNARD                                                                        $369,988.53    N
  600050806     JAMES III    THOMAS                                                                         $415,196.76    N
  600050807     JOHNSON      DARRELL                                                                        $315,114.72    N
  600050808     SKARADOWSKI  JOHN                                                                           $460,122.72    N
  600050809     PAHIGIANNIS  PETE                                                                           $400,000.00    N
  600050810     BROWN        STEPHEN                                                                        $727,705.61    N
  600050811     KOWALSKI     ROBERT                                                                         $406,804.75    N
  600050812     MARQUARDT JR WALTER                                                                         $324,000.00    N
  600050813     HELMS        STEVEN                                                                         $253,014.78    N
  600050814     COTTER       KENNETH                                                                        $377,947.61    N
  600050815     SNELLING     ROGER                                                                          $340,000.00    N
  600050816     ROBINSON     ALPHONSA                                                                       $409,711.67    N
  600050817     IVERSON      DAVID                                                                          $268,000.00    N
  600050818     TYSK         DAVID                                                                          $353,866.30    N

(vlegal.ace v1.4)                                                       Page  20
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050819     GARBISON     DONALD                               CHARLOTTE          NC     28277      $379,343.82
  600050820     FOOSANER     DAVID                                DEERFIELD          IL     60015      $343,524.97
  600050821     JOHNSON      KENNETH                              SAVANNAH           GA     31411      $373,414.72
  600050822     MORELAND     LARALD                               LITTLETON          CO     80127      $235,484.32
  600050823     BRADFORD     STEVEN                               PLANO              TX     75093      $224,630.04
  600050824     MACDONALD    ROBERT                               FRANKLIN           MA     2038       $299,765.97
  600050825     KUZMIAK      MARTA                                WESTON             MA     2193       $374,558.51
  600050826     TERRY        DOUGLAS                              SAN CARLOS         CA     94070      $549,659.65
  600050827     RICE         JEFFERY                              MARTINEZ           CA     94553      $225,072.67
  600050828     REED         RANDY                                HUDSON             OH     44236      $322,275.72
  600050829     HALL         FREDERICK                            ADA                MI     49301      $311,558.16
  600050830     ZIMMERMAN JR GEORGE                               BULVERDE           TX     78163      $252,641.10
  600050831     STEINWURTZEL BARBARA                              WASHINGTON         DC     20007      $361,034.13
  600050832     SWANSON      STEVEN                               BOULDER            CO     80303      $408,518.66

                                         INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------      --------    -----  ------     -----   ------      --------
  600050819     GARBISON     DONALD       6.750      .250    6.500     .0350     6.465    03/01/2026
  600050820     FOOSANER     DAVID        7.875      .250    7.625     .0350     7.590    03/01/2026
  600050821     JOHNSON      KENNETH      7.250      .250    7.000     .0350     6.965    03/01/2026
  600050822     MORELAND     LARALD       7.625      .250    7.375     .0350     7.340    02/01/2026
  600050823     BRADFORD     STEVEN       7.000      .250    6.750     .0350     6.715    03/01/2026
  600050824     MACDONALD    ROBERT       7.250      .250    7.000     .0350     6.965    04/01/2026
  600050825     KUZMIAK      MARTA        8.125      .250    7.875     .0350     7.840    02/01/2026
  600050826     TERRY        DOUGLAS      7.375      .250    7.125     .0350     7.090    03/01/2026
  600050827     RICE         JEFFERY      7.625      .250    7.375     .0350     7.340    03/01/2026
  600050828     REED         RANDY        7.750      .250    7.500     .0350     7.465    03/01/2026
  600050829     HALL         FREDERICK    7.750      .250    7.500     .0350     7.465    03/01/2026
  600050830     ZIMMERMAN JR GEORGE       7.500      .250    7.250     .0350     7.215    03/01/2026
  600050831     STEINWURTZEL BARBARA      7.250      .250    7.000     .0350     6.965    03/01/2026
  600050832     SWANSON      STEVEN       7.875      .250    7.625     .0350     7.590    04/01/2026

                                                                                     MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------      ---------------            ---------        --        --------               ----
  600050819     GARBISON     DONALD      20246237                   $2,464.67                  05/01/1996             360
  600050820     FOOSANER     DAVID       20248555                   $2,494.24                  05/01/1996             360
  600050821     JOHNSON      KENNETH     20248738                   $2,551.34                  05/01/1996             360
  600050822     MORELAND     LARALD      20248928                   $1,670.39                  05/01/1996             360
  600050823     BRADFORD     STEVEN      20250676                   $1,496.94                  05/01/1996             360
  600050824     MACDONALD    ROBERT      20251781                   $2,046.53                  05/01/1996             360
  600050825     KUZMIAK      MARTA       20251997                   $2,786.59       18         05/01/1996             360
  600050826     TERRY        DOUGLAS     20252037                   $3,802.17                  05/01/1996             360
  600050827     RICE         JEFFERY     20252169                   $1,595.37        2         05/01/1996             360
  600050828     REED         RANDY       20252268                   $2,326.19                  05/01/1996             360
  600050829     HALL         FREDERICK   20252417                   $2,235.21                  05/01/1996             360
  600050830     ZIMMERMAN JR GEORGE      20252698                   $1,773.21                  05/01/1996             360
  600050831     STEINWURTZEL BARBARA     20253191                   $2,466.75                  05/01/1996             360
  600050832     SWANSON      STEVEN      20253670                   $2,964.09                  05/01/1996             360

                                         PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                  CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------      ----     -----     ----      ------      ------        ------     -----------   ------
  600050819     GARBISON     DONALD                                                                        $475,000.00    N
  600050820     FOOSANER     DAVID                                                                         $430,000.00    N
  600050821     JOHNSON      KENNETH                                                                       $670,250.91    N
  600050822     MORELAND     LARALD                                                                        $295,000.00    N
  600050823     BRADFORD     STEVEN                                                                        $352,664.58    N
  600050824     MACDONALD    ROBERT                                                                        $409,276.93    N
  600050825     KUZMIAK      MARTA                                                                         $417,000.00    N
  600050826     TERRY        DOUGLAS                                                                       $734,000.00    N
  600050827     RICE         JEFFERY                                                                       $250,444.44    N
  600050828     REED         RANDY                                                                         $415,749.05    N
  600050829     HALL         FREDERICK                                                                     $390,000.00    N
  600050830     ZIMMERMAN JR GEORGE                                                                        $317,000.00    N
  600050831     STEINWURTZEL BARBARA                                                                       $452,000.00    N
  600050832     SWANSON      STEVEN                                                                        $584,000.00    N

(vlegal.ace v1.4)                                                       Page  21
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050833     MUNGER       LOWELL                               GOLDEN             CO     80401      $247,639.86
  600050834     HOFBAUER     JAMES                                AURORA             CO     80016      $355,722.28
  600050835     SHOOK        JOAN                                 BELLAIRE           TX     77401      $250,309.39
  600050836     RUBBO        ERNEST                               HARRISBURG         PA     17111      $313,720.47
  600050837     HOOPER       SIMON                                NEW BRIGHTO        MI     55112      $223,549.62
  600050838     DICKERSON    MARTIN                               BETHESDA           MD     20817      $299,564.34
  600050839     EPSTEIN      JONATHAN                             BETHESDA           MD     20817      $239,651.48
  600050840     NAVA         JORGE                                ARLINGTON          VA     22207      $235,356.36
  600050841     SHORT        DOUGLAS                              HOUSTON            TX     77069      $283,594.35
  600050842     MARQUART     PETER                                FLOWER MOUN        TX     75028      $224,656.53
  600050843     CRIPPEN      TIMOTHY                              FAIRFAX STA        VA     22039      $304,806.05
  600050844     SNOWDEN      CALVIN                               WASHINGTON         DC     20012      $249,527.14
  600050845     BRIGGS       JOHN                                 NEWTOWN SQU        PA     19073      $215,105.72
  600050846     MURPHY       KEVIN                                SILVER SPRI        MD     20910      $299,542.04

                                        INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                  RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------     --------    -----  ------     -----   ------      --------
  600050833     MUNGER       LOWELL      7.625      .250    7.375     .0350     7.340    03/01/2026
  600050834     HOFBAUER     JAMES       7.250      .250    7.000     .0350     6.965    04/01/2026
  600050835     SHOOK        JOAN        7.375      .250    7.125     .0350     7.090    04/01/2026
  600050836     RUBBO        ERNEST      6.875      .250    6.625     .0350     6.590    03/01/2026
  600050837     HOOPER       SIMON       7.250      .250    7.000     .0350     6.965    03/01/2026
  600050838     DICKERSON    MARTIN      7.625      .250    7.375     .0350     7.340    03/01/2026
  600050839     EPSTEIN      JONATHAN    7.625      .250    7.375     .0350     7.340    03/01/2026
  600050840     NAVA         JORGE       7.625      .250    7.375     .0350     7.340    03/01/2026
  600050841     SHORT        DOUGLAS     7.125      .250    6.875     .0350     6.840    03/01/2026
  600050842     MARQUART     PETER       7.375      .250    7.125     .0350     7.090    03/01/2026
  600050843     CRIPPEN      TIMOTHY     7.125      .250    6.875     .0350     6.840    04/01/2026
  600050844     SNOWDEN      CALVIN      7.500      .250    7.250     .0350     7.215    03/01/2026
  600050845     BRIGGS       JOHN        7.375      .250    7.125     .0350     7.090    03/01/2016
  600050846     MURPHY       KEVIN       7.375      .250    7.125     .0350     7.090    03/01/2026

                                                                                   MI        INTEREST               LOAN
  LOAN #       BORROWER                 S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------    ---------------            ---------        --        --------               ----
  600050833     MUNGER       LOWELL    20253720                   $1,755.33                  05/01/1996             360
  600050834     HOFBAUER     JAMES     20254199                   $2,428.55                  05/01/1996             360
  600050835     SHOOK        JOAN      20254884                   $1,730.14                  05/01/1996             360
  600050836     RUBBO        ERNEST    20254892                   $2,064.40                  05/01/1996             360
  600050837     HOOPER       SIMON     20255329                   $1,527.39        2         05/01/1996             360
  600050838     DICKERSON    MARTIN    20256608                   $2,123.39                  05/01/1996             360
  600050839     EPSTEIN      JONATHAN  20256616                   $1,698.71                  05/01/1996             360
  600050840     NAVA         JORGE     20256624                   $1,670.40                  05/01/1996             360
  600050841     SHORT        DOUGLAS   20256897                   $1,913.70       18         05/01/1996             360
  600050842     MARQUART     PETER     20257036                   $1,554.02        1         05/01/1996             360
  600050843     CRIPPEN      TIMOTHY   20257374                   $2,055.18                  05/01/1996             360
  600050844     SNOWDEN      CALVIN    20259149                   $1,748.04                  05/01/1996             360
  600050845     BRIGGS       JOHN      20260774                   $1,722.81                  05/01/1996             240
  600050846     MURPHY       KEVIN     20260998                   $2,072.03                  05/01/1996             360

                                        PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                 CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------     ----     -----     ----      ------      ------        ------     -----------   ------
  600050833     MUNGER       LOWELL                                                                       $310,000.00    N
  600050834     HOFBAUER     JAMES                                                                        $445,000.00    N
  600050835     SHOOK        JOAN                                                                         $315,094.34    N
  600050836     RUBBO        ERNEST                                                                       $419,000.00    N
  600050837     HOOPER       SIMON                                                                        $248,777.78    N
  600050838     DICKERSON    MARTIN                                                                       $424,929.19    N
  600050839     EPSTEIN      JONATHAN                                                                     $300,000.00    N
  600050840     NAVA         JORGE                                                                        $299,872.95    N
  600050841     SHORT        DOUGLAS                                                                      $299,000.00    N
  600050842     MARQUART     PETER                                                                        $250,000.00    N
  600050843     CRIPPEN      TIMOTHY                                                                      $381,312.50    N
  600050844     SNOWDEN      CALVIN                                                                       $364,963.50    N
  600050845     BRIGGS       JOHN                                                                         $269,875.00    N
  600050846     MURPHY       KEVIN                                                                        $420,168.06    N

(vlegal.ace v1.4)                                                       Page  22
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050847     CHARFAUROS   RAYMOND                              SAN DIEGO          CA     92131      $244,741.05
  600050848     GARAI        LONNA                                GLENDALE           AZ     85306      $229,183.09
  600050849     PETERS       GEOFFREY                             HAVERFORD          PA     19041      $325,127.18
  600050850     HASCALL      PATRICK                              SAN JOSE           CA     95117      $255,599.39
  600050851     NYKAZA       ROBERT                               COLORADO SP        CO     80906      $329,532.66
  600050852     PILKINGTON   LOUIS                                WESTMINSTER        CO     80030      $249,627.76
  600050853     LIPPINCOTT   LAWRENCE                             HOUSTON            TX     77005      $299,530.53
  600050854     MONTALBO     JOSEPH                               MEMLO PARK         CA     94024      $495,261.50
  600050855     WEISS        DANIEL                               LINCOLN WOO        IL     60645      $269,607.91
  600050856     NORRIS       JAMES                                BURLESON           TX     76028      $409,374.12
  600050857     CHURCH       GARY                                 OLYMPIA            WA     98516      $302,038.23
  600050858     VAN BUSKIRK  PAUL                                 MANHATTAN B        CA     90266      $329,260.67
  600050859     KLEINSMITH   DAVID                                SAN DEIGO          CA     92121      $263,877.23
  600050860     NUNEZ JR     JOSEPH                               CHINO HILLS        CA     91709      $242,668.55

                                        INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                  RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------     --------    -----  ------     -----   ------      --------
  600050847     CHARFAUROS   RAYMOND     7.500      .250    7.250     .0350     7.215    03/01/2026
  600050848     GARAI        LONNA       7.875      .250    7.625     .0350     7.590    03/01/2026
  600050849     PETERS       GEOFFREY    7.625      .250    7.375     .0350     7.340    03/01/2026
  600050850     HASCALL      PATRICK     7.250      .250    7.000     .0350     6.965    03/01/2026
  600050851     NYKAZA       ROBERT      7.750      .250    7.500     .0350     7.465    03/01/2026
  600050852     PILKINGTON   LOUIS       7.500      .250    7.250     .0350     7.215    03/01/2026
  600050853     LIPPINCOTT   LAWRENCE    7.250      .250    7.000     .0350     6.965    03/01/2026
  600050854     MONTALBO     JOSEPH      7.500      .250    7.250     .0350     7.215    03/01/2026
  600050855     WEISS        DANIEL      7.625      .250    7.375     .0350     7.340    03/01/2026
  600050856     NORRIS       JAMES       7.375      .250    7.125     .0350     7.090    03/01/2026
  600050857     CHURCH       GARY        7.375      .250    7.125     .0350     7.090    03/01/2026
  600050858     VAN BUSKIRK  PAUL        7.500      .250    7.250     .0350     7.215    02/01/2026
  600050859     KLEINSMITH   DAVID       7.250      .250    7.000     .0350     6.965    02/01/2026
  600050860     NUNEZ JR     JOSEPH      7.625      .250    7.375     .0350     7.340    02/01/2026

                                                                                   MI        INTEREST               LOAN
  LOAN #       BORROWER                 S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------    ---------------            ---------        --        --------               ----
  600050847     CHARFAUROS   RAYMOND   20261939                   $1,713.82                  05/01/1996             360
  600050848     GARAI        LONNA     20262309                   $1,664.03        7         05/01/1996             360
  600050849     PETERS       GEOFFREY  20263257                   $2,304.58                  05/01/1996             360
  600050850     HASCALL      PATRICK   20263414                   $1,746.37                  05/01/1996             360
  600050851     NYKAZA       ROBERT    20263513                   $2,364.17                  05/01/1996             360
  600050852     PILKINGTON   LOUIS     20263539                   $1,748.04                  05/01/1996             360
  600050853     LIPPINCOTT   LAWRENCE  20263661                   $2,046.53                  05/01/1996             360
  600050854     MONTALBO     JOSEPH    20264131                   $3,468.10                  05/01/1996             360
  600050855     WEISS        DANIEL    20264438                   $1,911.05                  05/01/1996             360
  600050856     NORRIS       JAMES     20265005                   $2,831.77                  05/01/1996             360
  600050857     CHURCH       GARY      20265880                   $2,089.29                  05/01/1996             360
  600050858     VAN BUSKIRK  PAUL      20265971                   $2,307.41                  05/01/1996             360
  600050859     KLEINSMITH   DAVID     20266003                   $1,804.36       18         05/01/1996             360
  600050860     NUNEZ JR     JOSEPH    20266037                   $1,721.36       18         05/01/1996             360

                                        PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                 CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------     ----     -----     ----      ------      ------        ------     -----------   ------
  600050847     CHARFAUROS   RAYMOND                                                                      $306,382.50    N
  600050848     GARAI        LONNA                                                                        $255,000.00    N
  600050849     PETERS       GEOFFREY                                                                     $407,000.00    N
  600050850     HASCALL      PATRICK                                                                      $320,000.00    N
  600050851     NYKAZA       ROBERT                                                                       $440,000.00    N
  600050852     PILKINGTON   LOUIS                                                                        $474,383.29    N
  600050853     LIPPINCOTT   LAWRENCE                                                                     $375,000.00    N
  600050854     MONTALBO     JOSEPH                                                                       $620,000.00    N
  600050855     WEISS        DANIEL                                                                       $525,291.81    N
  600050856     NORRIS       JAMES                                                                        $529,715.75    N
  600050857     CHURCH       GARY                                                                         $413,251.38    N
  600050858     VAN BUSKIRK  PAUL                                                                         $579,964.83    N
  600050859     KLEINSMITH   DAVID                                                                        $293,888.89    N
  600050860     NUNEZ JR     JOSEPH                                                                       $270,522.80    N

(vlegal.ace v1.4)                                                       Page  23
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050861     PAPWORTH     MICHAEL                              MANHATTAN B        CA     90266      $343,199.59
  600050862     REYES        ANTONIO                              WALNUT             CA     91789      $220,005.99
  600050863     TOGNAZZINI   RANDALL                              SANTA ANA          CA     92705      $344,207.60
  600050864     KHANNA       VIJAY                                COLLEYVILLE        TX     76034      $242,655.86
  600050865     STRAUTMAN    ERIC                                 GLENWOOD SP        CO     81601      $238,861.25
  600050866     CARMICHAEL   BART                                 WOODINVILLE        WA     98072      $375,454.01
  600050867     KOLITZ       MARK                                 PLANO              TX     75093      $250,145.26
  600050868     SPENCER      EARL                                 CHASKA             MN     55318      $213,681.37
  600050869     OWENS        JERRY                                DOVE CANYON        CA     92679      $267,709.75
  600050870     WIXON        RUSSELL                              WALNUT CREE        CA     94598      $386,512.08
  600050871     PASCOE       JOHN                                 DALLAS             TX     75218      $257,434.92
  600050872     SUMMERS      RONALD                               POTOMAC            MD     20854      $333,800.27
  600050873     WALKER       ROBERT                               SANTA CLARI        CA     91351      $599,061.05
  600050874     TOWERS       GARY                                 PALATINE           IL     60067      $350,226.57

                                        INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                  RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------     --------    -----  ------     -----   ------      --------
  600050861     PAPWORTH     MICHAEL     7.500      .250    7.250     .0350     7.215    02/01/2026
  600050862     REYES        ANTONIO     7.500      .250    7.250     .0350     7.215    02/01/2026
  600050863     TOGNAZZINI   RANDALL     7.375      .250    7.125     .0350     7.090    02/01/2026
  600050864     KHANNA       VIJAY       7.750      .250    7.500     .0350     7.465    03/01/2026
  600050865     STRAUTMAN    ERIC        7.750      .250    7.500     .0350     7.465    03/01/2026
  600050866     CARMICHAEL   BART        7.625      .250    7.375     .0350     7.340    03/01/2026
  600050867     KOLITZ       MARK        7.750      .250    7.500     .0350     7.465    03/01/2026
  600050868     SPENCER      EARL        7.500      .250    7.250     .0350     7.215    03/01/2026
  600050869     OWENS        JERRY       7.625      .250    7.375     .0350     7.340    03/01/2026
  600050870     WIXON        RUSSELL     7.750      .250    7.500     .0350     7.465    03/01/2026
  600050871     PASCOE       JOHN        7.750      .250    7.500     .0350     7.465    03/01/2026
  600050872     SUMMERS      RONALD      7.000      .250    6.750     .0350     6.715    03/01/2026
  600050873     WALKER       ROBERT      7.250      .250    7.000     .0350     6.965    03/01/2026
  600050874     TOWERS       GARY        7.250      .250    7.000     .0350     6.965    04/01/2026

                                                                                   MI        INTEREST               LOAN
  LOAN #       BORROWER                 S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------    ---------------            ---------        --        --------               ----
  600050861     PAPWORTH     MICHAEL   20266102                   $2,405.30                  05/01/1996             360
  600050862     REYES        ANTONIO   20266144                   $1,541.77       18         05/01/1996             360
  600050863     TOGNAZZINI   RANDALL   20266177                   $2,382.83                  05/01/1996             360
  600050864     KHANNA       VIJAY     20266839                   $1,740.89        1         05/01/1996             360
  600050865     STRAUTMAN    ERIC      20266979                   $1,713.66                  05/01/1996             360
  600050866     CARMICHAEL   BART      20267522                   $2,661.30                  05/01/1996             360
  600050867     KOLITZ       MARK      20267548                   $1,794.61                  05/01/1996             360
  600050868     SPENCER      EARL      20268165                   $1,496.32                  05/01/1996             360
  600050869     OWENS        JERRY     20268983                   $1,899.01                  05/01/1996             360
  600050870     WIXON        RUSSELL   20268991                   $2,773.95                  05/01/1996             360
  600050871     PASCOE       JOHN      20269445                   $1,846.91                  05/01/1996             360
  600050872     SUMMERS      RONALD    20269718                   $2,224.44                  05/01/1996             360
  600050873     WALKER       ROBERT    20269767                   $4,093.06                  05/01/1996             360
  600050874     TOWERS       GARY      20270344                   $2,391.03                  05/01/1996             360

                                        PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                 CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------     ----     -----     ----      ------      ------        ------     -----------   ------
  600050861     PAPWORTH     MICHAEL                                                                      $430,000.00    N
  600050862     REYES        ANTONIO                                                                      $245,000.00    N
  600050863     TOGNAZZINI   RANDALL                                                                      $445,161.29    N
  600050864     KHANNA       VIJAY                                                                        $270,000.00    N
  600050865     STRAUTMAN    ERIC                                                                         $299,000.00    N
  600050866     CARMICHAEL   BART                                                                         $470,000.00    N
  600050867     KOLITZ       MARK                                                                         $313,909.76    N
  600050868     SPENCER      EARL                                                                         $267,500.00    N
  600050869     OWENS        JERRY                                                                        $344,858.60    N
  600050870     WIXON        RUSSELL                                                                      $487,044.03    N
  600050871     PASCOE       JOHN                                                                         $325,916.57    N
  600050872     SUMMERS      RONALD                                                                       $417,937.50    N
  600050873     WALKER       ROBERT                                                                       $854,700.89    N
  600050874     TOWERS       GARY                                                                         $438,125.00    N

(vlegal.ace v1.4)                                                       Page  24
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ


                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050875     EDGAR        TED                                  NAPERVILLE         IL     60564      $235,329.55
  600050876     MILLIGAN     DAVID                                THOUSAND OA        CA     91361      $300,528.96
  600050877     LAMBERT      PAUL                                 MOUNTAIN VI        CA     94040      $305,121.76
  600050878     MINTON       STEVEN                               FT. COLLINS        CO     80525      $294,286.84
  600050879     STEINHOUR    JAN                                  COLORADO SP        CO     80906      $318,525.02
  600050880     TAPIA        LOUIS                                BRENTWOOD          TN     37027      $475,273.37
  600050881     BIZZELL      CHRISTOPHER                          GREENVILLE         SC     29605      $239,642.65
  600050882     DIBBLEY      THOMAS                               DUMFRIES           VA     22026      $239,522.29
  600050883     KRONFI       SAEDD                                POTOMAC            MD     20854      $299,506.75
  600050884     RICHESIN     R                                    BIRMINGHAM         AL     35216      $245,412.81
  600050885     KANG         JONG                                 ANAHEIM HIL        CA     92807      $238,170.66
  600050886     FARMER       WILLIAM                              UNIVERSITY         TX     75225      $307,802.36
  600050887     KAPLAN       ELLIOT                               STILWELL           KS     66085      $359,745.91
  600050888     ALLEN        TODD                                 TAMPA              FL     33606      $347,956.55

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600050875     EDGAR        TED            7.625      .250    7.375     .0350     7.340    04/01/2026
  600050876     MILLIGAN     DAVID          7.250      .250    7.000     .0350     6.965    03/01/2026
  600050877     LAMBERT      PAUL           7.250      .250    7.000     .0350     6.965    03/01/2026
  600050878     MINTON       STEVEN         7.250      .250    7.000     .0350     6.965    03/01/2026
  600050879     STEINHOUR    JAN            7.500      .250    7.250     .0350     7.215    03/01/2026
  600050880     TAPIA        LOUIS          7.375      .250    7.125     .0350     7.090    03/01/2026
  600050881     BIZZELL      CHRISTOPHER    7.500      .250    7.250     .0350     7.215    03/01/2026
  600050882     DIBBLEY      THOMAS         7.250      .250    7.000     .0350     6.965    03/01/2026
  600050883     KRONFI       SAEDD          7.000      .250    6.750     .0350     6.715    03/01/2026
  600050884     RICHESIN     R              7.375      .250    7.125     .0350     7.090    04/01/2026
  600050885     KANG         JONG           7.875      .250    7.625     .0350     7.590    03/01/2026
  600050886     FARMER       WILLIAM        7.625      .250    7.375     .0350     7.340    03/01/2026
  600050887     KAPLAN       ELLIOT         7.750      .250    7.500     .0350     7.465    04/01/2026
  600050888     ALLEN        TODD           7.750      .250    7.500     .0350     7.465    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600050875     EDGAR        TED           20270955                   $1,666.86                  05/01/1996             360
  600050876     MILLIGAN     DAVID         20271383                   $2,053.35        1         05/01/1996             360
  600050877     LAMBERT      PAUL          20271433                   $2,084.73                  05/01/1996             360
  600050878     MINTON       STEVEN        20271490                   $2,012.42                  05/01/1996             360
  600050879     STEINHOUR    JAN           20271565                   $2,230.50                  05/01/1996             360
  600050880     TAPIA        LOUIS         20271755                   $3,287.62                  05/01/1996             360
  600050881     BIZZELL      CHRISTOPHER   20271888                   $1,678.12                  05/01/1996             360
  600050882     DIBBLEY      THOMAS        20272266                   $1,638.59        1         05/01/1996             360
  600050883     KRONFI       SAEDD         20272282                   $1,995.91                  05/01/1996             360
  600050884     RICHESIN     R             20272472                   $1,699.06        2         05/01/1996             360
  600050885     KANG         JONG          20272928                   $1,729.29       12         05/01/1996             360
  600050886     FARMER       WILLIAM       20273397                   $2,181.78                  05/01/1996             360
  600050887     KAPLAN       ELLIOT        20274254                   $2,579.09                  05/01/1996             360
  600050888     ALLEN        TODD          20274304                   $2,496.34                  05/01/1996             360

                                           PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------     -----------   ------
  600050875     EDGAR        TED                                                                             $295,112.77    N
  600050876     MILLIGAN     DAVID                                                                           $334,816.46    N
  600050877     LAMBERT      PAUL                                                                            $382,000.00    N
  600050878     MINTON       STEVEN                                                                          $430,029.17    N
  600050879     STEINHOUR    JAN                                                                             $399,249.05    N
  600050880     TAPIA        LOUIS                                                                           $595,000.00    N
  600050881     BIZZELL      CHRISTOPHER                                                                     $300,000.00    N
  600050882     DIBBLEY      THOMAS                                                                          $279,953.37    N
  600050883     KRONFI       SAEDD                                                                           $480,000.00    N
  600050884     RICHESIN     R                                                                               $274,860.34    N
  600050885     KANG         JONG                                                                            $267,077.26    N
  600050886     FARMER       WILLIAM                                                                         $425,172.41    N
  600050887     KAPLAN       ELLIOT                                                                          $509,915.03    N
  600050888     ALLEN        TODD                                                                            $442,757.32    N

(vlegal.ace v1.4)                                                       Page  25
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050889     HUTCHISON    JOSEPH                               RALEIGH            NC     27615      $319,499.22
  600050890     SWENSON      JEFFREY                              LUTZ               FL     33549      $241,257.86
  600050891     SPURRIER     MARK                                 ST LOUIS           MO     63104      $320,773.43
  600050892     HEATON       JEFFREY                              CUPERTINO          CA     95014      $495,279.74
  600050893     BRYANT       ALFRED                               SOUTHLAKE          TX     76092      $269,566.87
  600050894     GOLMAN       ALAN                                 DALLAS             TX     75248      $233,651.57
  600050895     SRULEVITCH   DAVID                                WALNUT             CA     91789      $282,706.90
  600050896     MACDONALD    KEVIN                                QUARTZ HILL        CA     93536      $222,867.66
  600050897     LANGBORG     KURT                                 SOLANA BEAC        CA     92075      $304,621.76
  600050898     HENNING      THOMAS                               LOS ALAMITO        CA     90720      $224,556.69
  600050899     MCLAURIN     MARK                                 DRIPPING SP        TX     78620      $223,833.75
  600050900     MAIKOVICH    RONALD                               SAN DIEGO          CA     92131      $327,911.02
  600050901     GREENBERG    BARBARA                              RIDGEFIELD         CT     6877       $292,585.07
  600050902     PHILLIPS     JONATHAN                             HOUSTON            TX     77005      $345,957.76

                                         INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------      --------    -----  ------     -----   ------      --------
  600050889     HUTCHISON    JOSEPH       7.250      .250    7.000     .0350     6.965    03/01/2026
  600050890     SWENSON      JEFFREY      7.750      .250    7.500     .0350     7.465    03/01/2026
  600050891     SPURRIER     MARK         7.750      .250    7.500     .0350     7.465    04/01/2026
  600050892     HEATON       JEFFREY      7.625      .250    7.375     .0350     7.340    03/01/2026
  600050893     BRYANT       ALFRED       7.125      .250    6.875     .0350     6.840    03/01/2026
  600050894     GOLMAN       ALAN         7.500      .250    7.250     .0350     7.215    03/01/2026
  600050895     SRULEVITCH   DAVID        7.250      .250    7.000     .0350     6.965    03/01/2026
  600050896     MACDONALD    KEVIN        7.500      .250    7.250     .0350     7.215    03/01/2026
  600050897     LANGBORG     KURT         7.250      .250    7.000     .0350     6.965    03/01/2026
  600050898     HENNING      THOMAS       7.375      .250    7.125     .0350     7.090    03/01/2026
  600050899     MCLAURIN     MARK         7.500      .250    7.250     .0350     7.215    04/01/2026
  600050900     MAIKOVICH    RONALD       7.500      .250    7.250     .0350     7.215    03/01/2026
  600050901     GREENBERG    BARBARA      7.750      .250    7.500     .0350     7.465    03/01/2026
  600050902     PHILLIPS     JONATHAN     7.250      .250    7.000     .0350     6.965    03/01/2026

                                                                                     MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------      ---------------            ---------        --        --------               ----
  600050889     HUTCHISON    JOSEPH      20274320                   $2,182.97                  05/01/1996             360
  600050890     SWENSON      JEFFREY     20274338                   $1,730.85                  05/01/1996             360
  600050891     SPURRIER     MARK        20274346                   $2,299.69                  05/01/1996             360
  600050892     HEATON       JEFFREY     20274759                   $3,510.66                  05/01/1996             360
  600050893     BRYANT       ALFRED      20275491                   $1,819.05                  05/01/1996             360
  600050894     GOLMAN       ALAN        20275541                   $1,636.17                  05/01/1996             360
  600050895     SRULEVITCH   DAVID       20275830                   $1,931.58       12         05/01/1996             360
  600050896     MACDONALD    KEVIN       20276663                   $1,560.65        7         05/01/1996             360
  600050897     LANGBORG     KURT        20277232                   $2,084.73                  05/01/1996             360
  600050898     HENNING      THOMAS      20277380                   $1,553.33       12         05/01/1996             360
  600050899     MCLAURIN     MARK        20277497                   $1,566.25                  05/01/1996             360
  600050900     MAIKOVICH    RONALD      20278891                   $2,296.23                  05/01/1996             360
  600050901     GREENBERG    BARBARA     20280368                   $2,099.09                  05/01/1996             360
  600050902     PHILLIPS     JONATHAN    20280426                   $2,363.74       12         05/01/1996             360

                                          PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----------   ------
  600050889     HUTCHISON    JOSEPH                                                                         $438,356.16    N
  600050890     SWENSON      JEFFREY                                                                        $302,000.00    N
  600050891     SPURRIER     MARK                                                                           $404,791.91    N
  600050892     HEATON       JEFFREY                                                                        $620,000.00    N
  600050893     BRYANT       ALFRED                                                                         $602,678.58    N
  600050894     GOLMAN       ALAN                                                                           $295,081.96    N
  600050895     SRULEVITCH   DAVID                                                                          $314,961.06    N
  600050896     MACDONALD    KEVIN                                                                          $248,000.00    N
  600050897     LANGBORG     KURT                                                                           $382,000.00    N
  600050898     HENNING      THOMAS                                                                         $249,888.89    N
  600050899     MCLAURIN     MARK                                                                           $295,125.16    N
  600050900     MAIKOVICH    RONALD                                                                         $410,500.00    N
  600050901     GREENBERG    BARBARA                                                                        $367,167.91    N
  600050902     PHILLIPS     JONATHAN                                                                       $385,000.00    N

(vlegal.ace v1.4)                                                       Page  26
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050903     YURVATI      ALBERT                               SOUTHLAKE          TX     76092      $298,366.10
  600050904     GROSSMAN     ALAN                                 AGOURA HILL        CA     91301      $461,657.13
  600050905     LOCKHART     KENDALL                              LOS ANGLES         CA     90068      $335,512.07
  600050906     RAY          TERRY                                LAKELAND           TN     38002      $221,527.84
  600050907     KINGSBURY    STEVEN                               DALLAS             TX     75214      $387,436.57
  600050908     WIGGINS      W                                    CASHIERS           NC     28717      $649,056.11
  600050909     FRITZ        THOMAS                               WEST CHESTE        OH     45069      $258,127.76
  600050910     CALDEVILLA   DAVID                                TAMPA              FL     33612      $233,651.57
  600050911     BOWEN        WILLIAM                              HOUSTON            TX     77030      $249,804.98
  600050912     BURNS JR     LAURENCE                             HOUSTON            TX     77019      $249,804.98
  600050913     MENGLE       KLINE                                SILVER SPRI        MD     20910      $329,508.65
  600050914     PISCIOTTA    LARRY                                ENGLEWOOD          CO     80111      $419,680.41
  600050915     YOUNG        STEVEN                               STEILACOOM         WA     98388      $293,187.64
  600050916     MACDONALD    KIRK                                 DENVER             CO     80206      $426,267.21

                                        INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                  RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------     --------    -----  ------     -----   ------      --------
  600050903     YURVATI      ALBERT      7.625      .250    7.375     .0350     7.340    03/01/2026
  600050904     GROSSMAN     ALAN        7.500      .250    7.250     .0350     7.215    04/01/2026
  600050905     LOCKHART     KENDALL     7.625      .250    7.375     .0350     7.340    03/01/2026
  600050906     RAY          TERRY       7.625      .250    7.375     .0350     7.340    03/01/2026
  600050907     KINGSBURY    STEVEN      7.625      .250    7.375     .0350     7.340    03/01/2026
  600050908     WIGGINS      W           7.625      .250    7.375     .0350     7.340    03/01/2026
  600050909     FRITZ        THOMAS      7.750      .250    7.500     .0350     7.465    03/01/2026
  600050910     CALDEVILLA   DAVID       7.500      .250    7.250     .0350     7.215    03/01/2026
  600050911     BOWEN        WILLIAM     7.250      .250    7.000     .0350     6.965    04/01/2026
  600050912     BURNS JR     LAURENCE    7.250      .250    7.000     .0350     6.965    04/01/2026
  600050913     MENGLE       KLINE       7.500      .250    7.250     .0350     7.215    03/01/2026
  600050914     PISCIOTTA    LARRY       7.375      .250    7.125     .0350     7.090    04/01/2026
  600050915     YOUNG        STEVEN      7.625      .250    7.375     .0350     7.340    04/01/2026
  600050916     MACDONALD    KIRK        7.250      .250    7.000     .0350     6.965    04/01/2026


                                                                                    MI        INTEREST               LOAN
  LOAN #       BORROWER                  S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------     ---------------            ---------        --        --------               ----
  600050903     YURVATI      ALBERT     20280624                   $2,114.89       12         05/01/1996             360
  600050904     GROSSMAN     ALAN       20280822                   $3,230.37                  05/01/1996             360
  600050905     LOCKHART     KENDALL    20280830                   $2,378.19                  05/01/1996             360
  600050906     RAY          TERRY      20280897                   $1,570.24       14         05/01/1996             360
  600050907     KINGSBURY    STEVEN     20281572                   $2,746.24                  05/01/1996             360
  600050908     WIGGINS      W          20281838                   $4,600.66                  05/01/1996             360
  600050909     FRITZ        THOMAS     20281879                   $1,851.93                  05/01/1996             360
  600050910     CALDEVILLA   DAVID      20281911                   $1,636.17                  05/01/1996             360
  600050911     BOWEN        WILLIAM    20281945                   $1,705.44                  05/01/1996             360
  600050912     BURNS JR     LAURENCE   20282182                   $1,705.44                  05/01/1996             360
  600050913     MENGLE       KLINE      20283776                   $2,307.41       12         05/01/1996             360
  600050914     PISCIOTTA    LARRY      20284972                   $2,900.84                  05/01/1996             360
  600050915     YOUNG        STEVEN     20285052                   $2,076.67       18         05/01/1996             360
  600050916     MACDONALD    KIRK       20285573                   $2,910.17                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------        ------     -----------   ------
  600050903     YURVATI      ALBERT                                                                           $332,000.00    N
  600050904     GROSSMAN     ALAN                                                                             $600,000.00    N
  600050905     LOCKHART     KENDALL                                                                          $420,000.00    N
  600050906     RAY          TERRY                                                                            $246,500.00    N
  600050907     KINGSBURY    STEVEN                                                                           $485,000.00    N
  600050908     WIGGINS      W                                                                              $1,000,000.00    N
  600050909     FRITZ        THOMAS                                                                           $325,157.23    N
  600050910     CALDEVILLA   DAVID                                                                            $325,000.00    N
  600050911     BOWEN        WILLIAM                                                                          $335,120.65    N
  600050912     BURNS JR     LAURENCE                                                                         $574,712.64    N
  600050913     MENGLE       KLINE                                                                            $369,955.17    N
  600050914     PISCIOTTA    LARRY                                                                            $700,000.00    N
  600050915     YOUNG        STEVEN                                                                           $326,000.00    N
  600050916     MACDONALD    KIRK                                                                             $549,742.28    N

(vlegal.ace v1.4)                                                       Page  27
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ


  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP
  ------       --------------------     --------------------     ---------------   -----   -----
  600050917     GODFREY      JAMES                                BIRMINGHAM         AL     35244
  600050918     MACKIE       ALEXANDER                            OLYMPIA            WA     98506
  600050919     A L HALLDEN                                       WESTLAKE VI        CA     91361
  600050920     ALBER        JERRY                                LITTLETON          CO     80123
  600050921     CARSON       KEVIN                                GRANITE BAY        CA     95746
  600050922     KENT         RICHARD                              GAITHERSBUR        MD     20878
  600050923     BAILEY       DAVID                                ATLANTA            GA     30319
  600050924     HEJNA JR     DONALD                               LOS ALTOS          CA     94022
  600050925     COREY        JOSEPH                               ARLINGTON          VA     22207
  600050926     HINDMAN      HELEN                                TUCSON             AZ     85718
  600050927     LEBOEUF      JAMES                                MANSFIELD          TX     76063
  600050928     SIMPSON      DENNIS                               SUPERIOR           CO     80027
  600050929     AGUILERA     JOHN                                 PUEBLO             CO     81006
  600050930     BEAVERSON    ANTHONY                              MCKINNEY           TX     75070

                                          SCHEDULED      INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
 LOAN #       BORROWER                     BALANCE        RATE       FEE     RATE      FEE      RATE      MATURITY
 ------       --------------------       ------------    --------    -----  ------     -----   ------      --------
S>
 600050917     GODFREY      JAMES          $544,624.93    7.875      .250    7.625     .0350     7.590    04/01/2026
 600050918     MACKIE       ALEXANDER      $264,803.33    7.500      .250    7.250     .0350     7.215    04/01/2026
 600050919     A L HALLDEN                 $269,832.19    8.375      .250    8.125     .0350     8.090    04/01/2026
 600050920     ALBER        JERRY          $230,356.50    7.500      .250    7.250     .0350     7.215    03/01/2026
 600050921     CARSON       KEVIN          $296,568.71    7.625      .250    7.375     .0350     7.340    03/01/2026
 600050922     KENT         RICHARD        $274,163.74    6.750      .250    6.500     .0350     6.465    04/01/2026
 600050923     BAILEY       DAVID          $234,675.50    7.875      .250    7.625     .0350     7.590    03/01/2026
 600050924     HEJNA JR     DONALD         $363,471.42    7.625      .250    7.375     .0350     7.340    03/01/2026
 600050925     COREY        JOSEPH         $336,243.94    7.375      .250    7.125     .0350     7.090    04/01/2026
 600050926     HINDMAN      HELEN          $247,175.11    8.125      .250    7.875     .0350     7.840    03/01/2026
 600050927     LEBOEUF      JAMES          $349,504.34    7.750      .250    7.500     .0350     7.465    03/01/2026
 600050928     SIMPSON      DENNIS         $219,445.91    7.125      .250    6.875     .0350     6.840    03/01/2026
 600050929     AGUILERA     JOHN           $324,764.77    7.625      .250    7.375     .0350     7.340    04/01/2026
 600050930     BEAVERSON    ANTHONY        $289,689.16    7.750      .250    7.500     .0350     7.465    03/01/2026

                                                                                      MI        INTEREST               LOAN
 LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
 ------       --------------------        ---------------            ---------        --        --------               ----
S>
 600050917     GODFREY      JAMES         20286233                   $3,951.63                  05/01/1996             360
 600050918     MACKIE       ALEXANDER     20286464                   $1,852.92                  05/01/1996             360
 600050919     A L HALLDEN                20286571                   $2,052.19                  05/01/1996             360
 600050920     ALBER        JERRY         20286589                   $1,613.09                  05/01/1996             360
 600050921     CARSON       KEVIN         20286860                   $2,102.15                  05/01/1996             360
 600050922     KENT         RICHARD       20288825                   $1,779.76                  05/01/1996             360
 600050923     BAILEY       DAVID         20288932                   $1,703.91                  05/01/1996             360
 600050924     HEJNA JR     DONALD        20289120                   $2,576.37                  05/01/1996             360
 600050925     COREY        JOSEPH        20289328                   $2,324.13                  05/01/1996             360
 600050926     HINDMAN      HELEN         20289591                   $1,837.68                  05/01/1996             360
 600050927     LEBOEUF      JAMES         20290623                   $2,507.45                  05/01/1996             360
 600050928     SIMPSON      DENNIS        20293742                   $1,482.18                  05/01/1996             360
 600050929     AGUILERA     JOHN          20293809                   $2,300.33                  05/01/1996             360
 600050930     BEAVERSON    ANTHONY       20293999                   $2,078.32                  05/01/1996             360

                                           PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
 LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
 ------       --------------------         ----     -----     ----      ------      ------        ------     -----------   ------
S>
 600050917     GODFREY      JAMES                                                                          $1,200,440.48    N
 600050918     MACKIE       ALEXANDER                                                                        $523,715.44    N
 600050919     A L HALLDEN                                                                                   $650,602.41    N
 600050920     ALBER        JERRY                                                                            $341,777.78    N
 600050921     CARSON       KEVIN                                                                            $375,000.01    N
 600050922     KENT         RICHARD                                                                          $343,000.00    N
 600050923     BAILEY       DAVID                                                                            $564,903.87    N
 600050924     HEJNA JR     DONALD                                                                           $455,000.00    N
 600050925     COREY        JOSEPH                                                                           $424,873.75    N
 600050926     HINDMAN      HELEN                                                                            $330,000.00    N
 600050927     LEBOEUF      JAMES                                                                            $437,500.00    N
 600050928     SIMPSON      DENNIS                                                                           $360,655.74    N
 600050929     AGUILERA     JOHN                                                                             $720,620.87    N
 600050930     BEAVERSON    ANTHONY                                                                          $362,625.00    N

(vlegal.ace v1.4)                                                       Page  28
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050931     WELCH        DAVID                                LITTLETON          CO     80122      $227,235.77
  600050932     BAER         KAY                                  SILVER SPRI        MD     20910      $268,810.14
  600050933     SOARES       OSCAR                                SAN JOSE           CA     95135      $317,352.59
  600050934     GIBSON       TODD                                 MCHENRY            IL     60050      $307,759.72
  600050935     HOSKINS      BRADLEY                              IRVING             TX     75062      $231,028.41
  600050936     RAHHAL       JOHN                                 EDMOND             OK     73013      $320,595.44
  600050937     PISANI       MICHEL                               SAN JOSE           CA     95135      $301,871.89
  600050938     GUERRERO  JR MICHAEL                              MORGAN HILL        CA     95037      $267,620.48
  600050939     ATKINSON     DANIEL                               SAN JOSE           CA     95128      $259,612.87
  600050940     MELINE       LEWIS                                GILROY             CA     95020      $214,338.29
  600050941     NEARY        MELISSA                              PARADISE VA        AZ     85253      $312,792.41
  600050942     DUSTIN       CHRIS                                HIGHLANDS R        CO     80126      $219,345.07
  600050943     KUNI         DOUGLAS                              HOUSTON            TX     77024      $309,400.05
  600050944     FLEURY       THOMAS                               HERNDON            VA     22071      $298,658.13

                                          INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                    RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------       --------    -----  ------     -----   ------      --------
  600050931     WELCH        DAVID         7.875      .250    7.625     .0350     7.590    03/01/2026
  600050932     BAER         KAY           7.750      .250    7.500     .0350     7.465    04/01/2026
  600050933     SOARES       OSCAR         7.250      .250    7.000     .0350     6.965    03/01/2026
  600050934     GIBSON       TODD          7.250      .250    7.000     .0350     6.965    04/01/2026
  600050935     HOSKINS      BRADLEY       7.500      .250    7.250     .0350     7.215    04/01/2026
  600050936     RAHHAL       JOHN          8.250      .250    8.000     .0350     7.965    04/01/2026
  600050937     PISANI       MICHEL        7.750      .250    7.500     .0350     7.465    03/01/2026
  600050938     GUERRERO  JR MICHAEL       7.750      .250    7.500     .0350     7.465    03/01/2026
  600050939     ATKINSON     DANIEL        7.500      .250    7.250     .0350     7.215    03/01/2026
  600050940     MELINE       LEWIS         7.625      .250    7.375     .0350     7.340    03/01/2026
  600050941     NEARY        MELISSA       7.750      .250    7.500     .0350     7.465    03/01/2026
  600050942     DUSTIN       CHRIS         7.750      .250    7.500     .0350     7.465    04/01/2026
  600050943     KUNI         DOUGLAS       7.625      .250    7.375     .0350     7.340    03/01/2026
  600050944     FLEURY       THOMAS        7.000      .250    6.750     .0350     6.715    03/01/2026

                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600050931     WELCH        DAVID        20294948                   $1,649.90                  05/01/1996             360
  600050932     BAER         KAY          20295069                   $1,927.15                  05/01/1996             360
  600050933     SOARES       OSCAR        20295184                   $2,168.30                  05/01/1996             360
  600050934     GIBSON       TODD         20296745                   $2,101.11                  05/01/1996             360
  600050935     HOSKINS      BRADLEY      20300059                   $1,616.59        7         05/01/1996             360
  600050936     RAHHAL       JOHN         20300257                   $2,410.06        2         05/01/1996             360
  600050937     PISANI       MICHEL       20300984                   $2,165.72                  05/01/1996             360
  600050938     GUERRERO  JR MICHAEL      20301016                   $1,919.98                  05/01/1996             360
  600050939     ATKINSON     DANIEL       20301594                   $1,817.96                  05/01/1996             360
  600050940     MELINE       LEWIS        20302956                   $1,519.28        1         05/01/1996             360
  600050941     NEARY        MELISSA      20304051                   $2,244.06        1         05/01/1996             360
  600050942     DUSTIN       CHRIS        20305132                   $1,572.53                  05/01/1996             360
  600050943     KUNI         DOUGLAS      20305686                   $2,193.10                  05/01/1996             360
  600050944     FLEURY       THOMAS       20305694                   $1,990.26                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------        ------     -----------   ------
  600050931     WELCH        DAVID                                                                            $284,437.50    N
  600050932     BAER         KAY                                                                              $340,075.86    N
  600050933     SOARES       OSCAR                                                                            $397,312.50    N
  600050934     GIBSON       TODD                                                                             $424,827.59    N
  600050935     HOSKINS      BRADLEY                                                                          $276,886.23    N
  600050936     RAHHAL       JOHN                                                                             $360,044.90    N
  600050937     PISANI       MICHEL                                                                           $377,875.00    N
  600050938     GUERRERO  JR MICHAEL                                                                          $335,000.00    N
  600050939     ATKINSON     DANIEL                                                                           $325,000.00    N
  600050940     MELINE       LEWIS                                                                            $238,500.00    N
  600050941     NEARY        MELISSA                                                                          $369,818.19    N
  600050942     DUSTIN       CHRIS                                                                            $274,375.00    N
  600050943     KUNI         DOUGLAS                                                                          $387,312.50    N
  600050944     FLEURY       THOMAS                                                                           $373,937.50    N

(vlegal.ace v1.4)                                                       Page  29
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050945     PASQUE       ANN                                  PARKER             CO     80134      $239,330.96
  600050946     BECKNER      CHARLES                              MONTGOMERY         TX     77356      $298,194.64
  600050947     BRAXTON      MICHAEL                              FREDERICKSB        VA     22406      $235,140.50
  600050948     SHORTES      PENN                                 SUNNYVALE          CA     94087      $241,449.84
  600050949     PIERZINA     RANDALL                              LITTLETON          CO     80127      $287,806.75
  600050950     NATIONS      THOMAS                               REDMOND            WA     98052      $305,739.45
  600050951     BOUDREAU     WILLIAM                              SOUTH BRUNS        NJ     8540       $281,470.40
  600050952     HUNT         WESLEY                               VIRGINIA BE        VA     23455      $435,714.79
  600050953     MCDONALD     BRIAN                                SAN JOSE           CA     95118      $282,745.21
  600050954     HAMONY       MAURICE                              MORGAN HILL        CA     95037      $262,305.19
  600050955     WALLACE      JOHN                                 COLORADO SP        CO     80906      $223,833.75
  600050956     BOLLINGER    GARY                                 PLANO              TX     75093      $215,655.20
  600050957     MONKARSH     DAVID                                IRVINE             CA     92715      $409,695.72
  600050958     WATSON       JAMES                                FAIRFAX            VA     22031      $327,756.58

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600050945     PASQUE       ANN            7.750      .250    7.500     .0350     7.465    04/01/2026
  600050946     BECKNER      CHARLES        7.875      .250    7.625     .0350     7.590    04/01/2026
  600050947     BRAXTON      MICHAEL        7.375      .250    7.125     .0350     7.090    03/01/2026
  600050948     SHORTES      PENN           8.375      .250    8.125     .0350     8.090    04/01/2026
  600050949     PIERZINA     RANDALL        8.000      .250    7.750     .0350     7.715    04/01/2026
  600050950     NATIONS      THOMAS         7.875      .250    7.625     .0350     7.590    04/01/2026
  600050951     BOUDREAU     WILLIAM        8.250      .250    8.000     .0350     7.965    04/01/2026
  600050952     HUNT         WESLEY         8.125      .250    7.875     .0350     7.840    04/01/2026
  600050953     MCDONALD     BRIAN          7.625      .250    7.375     .0350     7.340    04/01/2026
  600050954     HAMONY       MAURICE        7.500      .250    7.250     .0350     7.215    04/01/2026
  600050955     WALLACE      JOHN           7.500      .250    7.250     .0350     7.215    04/01/2026
  600050956     BOLLINGER    GARY           8.000      .250    7.750     .0350     7.715    04/01/2026
  600050957     MONKARSH     DAVID          7.500      .250    7.250     .0350     7.215    04/01/2026
  600050958     WATSON       JAMES          7.500      .250    7.250     .0350     7.215    04/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600050945     PASQUE       ANN           20307302                   $1,715.81                  05/01/1996             360
  600050946     BECKNER      CHARLES       20307963                   $2,163.61                  05/01/1996             360
  600050947     BRAXTON      MICHAEL       20309571                   $1,626.54                  05/01/1996             360
  600050948     SHORTES      PENN          20310660                   $1,836.33                  05/01/1996             360
  600050949     PIERZINA     RANDALL       20312674                   $2,113.25                  05/01/1996             360
  600050950     NATIONS      THOMAS        20312732                   $2,218.35        1         05/01/1996             360
  600050951     BOUDREAU     WILLIAM       20313524                   $2,115.94        7         05/01/1996             360
  600050952     HUNT         WESLEY        20314290                   $3,237.29                  05/01/1996             360
  600050953     MCDONALD     BRIAN         20314548                   $2,002.70                  05/01/1996             360
  600050954     HAMONY       MAURICE       20314811                   $1,835.44                  05/01/1996             360
  600050955     WALLACE      JOHN          20316758                   $1,566.25                  05/01/1996             360
  600050956     BOLLINGER    GARY          20318820                   $1,583.47                  05/01/1996             360
  600050957     MONKARSH     DAVID         20319224                   $2,866.78                  05/01/1996             360
  600050958     WATSON       JAMES         20319489                   $2,293.42                  05/01/1996             360

                                           PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------     -----------   ------
  600050945     PASQUE       ANN                                                                             $307,840.61    N
  600050946     BECKNER      CHARLES                                                                         $373,000.00    N
  600050947     BRAXTON      MICHAEL                                                                         $305,051.83    N
  600050948     SHORTES      PENN                                                                            $302,000.00    N
  600050949     PIERZINA     RANDALL                                                                         $360,000.00    N
  600050950     NATIONS      THOMAS                                                                          $339,944.44    N
  600050951     BOUDREAU     WILLIAM                                                                         $312,944.44    N
  600050952     HUNT         WESLEY                                                                          $545,000.00    N
  600050953     MCDONALD     BRIAN                                                                           $353,687.50    N
  600050954     HAMONY       MAURICE                                                                         $450,257.30    N
  600050955     WALLACE      JOHN                                                                            $280,000.00    N
  600050956     BOLLINGER    GARY                                                                            $274,904.46    N
  600050957     MONKARSH     DAVID                                                                           $512,500.00    N
  600050958     WATSON       JAMES                                                                           $419,437.36    N

(vlegal.ace v1.4)                                                       Page  30
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050959     PIVO         CRAIG                                RANCHO CUCA        CA     91737      $292,298.70
  600050960     WILLOUGHBY   PAUL                                 LITTLETON          CO     80125      $336,262.50
  600050961     PEMBERTON    JOSEPH                               FAIRFAX            VA     22033      $308,803.83
  600050962     VINEYARD     BRADFORD                             RICHMOND           TX     77469      $226,612.08
  600050963     IANNOTTI     GAIL                                 BETHESDA           MD     20817      $218,837.47
  600050964     BEATY        MARK                                 CHINO HILLS        CA     91709      $224,749.09
  600050965     MERKERT      JOSEPH                               CAMPBELL           CA     95008      $374,766.92
  600050966     HINTZ        RONALD                               WHITE LAKE         MI     48383      $267,610.82
  600050967     HUFFMAN      KENT                                 DALLAS             TX     75220      $215,775.78
  600050968     PERSICHETTI  PAOLO                                SHELBY             MI     48315      $228,853.98
  600050969     SENTELL      JOHN                                 HOUSTON            TX     77007      $249,836.47
  600050970     BEST         LARRY                                FENTON             MI     48430      $260,824.87
  600050971     READ         JAMES                                BOCA RATON         FL     33431      $277,309.02
  600050972     MARTINEZ     SERGIO                               STERLING           VA     22170      $311,344.58

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600050959     PIVO         CRAIG          7.875      .250    7.625     .0350     7.590    04/01/2026
  600050960     WILLOUGHBY   PAUL           7.750      .250    7.500     .0350     7.465    04/01/2026
  600050961     PEMBERTON    JOSEPH         7.125      .250    6.875     .0350     6.840    03/01/2026
  600050962     VINEYARD     BRADFORD       7.500      .250    7.250     .0350     7.215    03/01/2026
  600050963     IANNOTTI     GAIL           7.500      .250    7.250     .0350     7.215    04/01/2026
  600050964     BEATY        MARK           8.000      .250    7.750     .0350     7.715    04/01/2026
  600050965     MERKERT      JOSEPH         8.375      .250    8.125     .0350     8.090    04/01/2026
  600050966     HINTZ        RONALD         7.625      .250    7.375     .0350     7.340    03/01/2026
  600050967     HUFFMAN      KENT           8.750      .250    8.500     .0350     8.465    04/01/2026
  600050968     PERSICHETTI  PAOLO          8.250      .250    8.000     .0350     7.965    04/01/2026
  600050969     SENTELL      JOHN           8.125      .250    7.875     .0350     7.840    04/01/2026
  600050970     BEST         LARRY          8.000      .250    7.750     .0350     7.715    04/01/2026
  600050971     READ         JAMES          7.875      .250    7.625     .0350     7.590    04/01/2026
  600050972     MARTINEZ     SERGIO         7.000      .250    6.750     .0350     6.715    04/01/2026

                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600050959     PIVO         CRAIG        20319679                   $2,120.83        7         05/01/1996             360
  600050960     WILLOUGHBY   PAUL         20319778                   $2,410.73                  05/01/1996             360
  600050961     PEMBERTON    JOSEPH       20320321                   $2,083.82                  05/01/1996             360
  600050962     VINEYARD     BRADFORD     20320651                   $1,586.87        2         05/01/1996             360
  600050963     IANNOTTI     GAIL         20320800                   $1,531.28                  05/01/1996             360
  600050964     BEATY        MARK         20321956                   $1,650.24       12         05/01/1996             360
  600050965     MERKERT      JOSEPH       20322707                   $2,850.27                  05/01/1996             360
  600050966     HINTZ        RONALD       20324869                   $1,896.89                  05/01/1996             360
  600050967     HUFFMAN      KENT         20326401                   $1,698.49                  05/01/1996             360
  600050968     PERSICHETTI  PAOLO        20330056                   $1,720.40       18         05/01/1996             360
  600050969     SENTELL      JOHN         20330783                   $1,856.24        2         05/01/1996             360
  600050970     BEST         LARRY        20330981                   $1,915.13       18         05/01/1996             360
  600050971     READ         JAMES        20331013                   $2,012.07                  05/01/1996             360
  600050972     MARTINEZ     SERGIO       20355764                   $2,073.09                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------        ------     -----------   ------
  600050959     PIVO         CRAIG                                                                            $325,000.00    N
  600050960     WILLOUGHBY   PAUL                                                                             $420,625.00    N
  600050961     PEMBERTON    JOSEPH                                                                           $386,625.00    N
  600050962     VINEYARD     BRADFORD                                                                         $267,000.00    N
  600050963     IANNOTTI     GAIL                                                                             $292,000.00    N
  600050964     BEATY        MARK                                                                             $249,888.89    N
  600050965     MERKERT      JOSEPH                                                                           $539,568.35    N
  600050966     HINTZ        RONALD                                                                           $335,000.00    N
  600050967     HUFFMAN      KENT                                                                             $269,875.00    N
  600050968     PERSICHETTI  PAOLO                                                                            $264,129.19    N
  600050969     SENTELL      JOHN                                                                             $291,036.08    N
  600050970     BEST         LARRY                                                                            $290,969.91    N
  600050971     READ         JAMES                                                                            $370,000.00    N
  600050972     MARTINEZ     SERGIO                                                                           $389,500.00    N

(vlegal.ace v1.4)                                                       Page  31
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050973     ROEHL        JOHN                                 VIENNA             VA     22182      $214,836.39
  600050974     CONCHA       RICARDO                              POWAY              CA     92064      $230,056.93
  600050975     ZOLENGE      PAUL                                 BOCA RATON         FL     33496      $449,378.58
  600050976     BETTI        JOSEPH                               INCLINE VIL        NV     89451      $276,168.11
  600050977     BIEHL        ROBERT                               SANFORD            FL     32771      $402,768.13
  600050978     CORN         JOSEPH                               PALO ALTO          CA     94301      $224,665.00
  600050979     WILDE        RICHARD                              ATLANTA            GA     30306      $284,608.90
  600050980     YOUDALE      JAMES                                POTOMAC            MD     20854      $248,946.95
  600050981     BOSSARD      MICHAEL                              MOORPARK           CA     93021      $271,839.41
  600050982     SHULMAN      BETH                                 WASHINGTON         DC     20015      $315,563.63
  600050983     CALABIA      FLORENTINE                           CHEVY CHASE        MD     20815      $239,459.60
  600050984     ROBERSON     THOMAS                               POTOMAC            MD     20854      $274,580.20
  600050985     ADAMS        J                                    SIMPSONVILL        SC     29681      $365,455.04
  600050986     BRAMHALL     SAMUEL                               REDONDO BEA        CA     90277      $439,344.86

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600050973     ROEHL        JOHN           7.375      .250    7.125     .0350     7.090    04/01/2026
  600050974     CONCHA       RICARDO        7.500      .250    7.250     .0350     7.215    03/01/2026
  600050975     ZOLENGE      PAUL           7.875      .250    7.625     .0350     7.590    03/01/2026
  600050976     BETTI        JOSEPH         7.875      .250    7.625     .0350     7.590    03/01/2026
  600050977     BIEHL        ROBERT         8.750      .250    8.500     .0350     8.465    04/01/2026
  600050978     CORN         JOSEPH         7.500      .250    7.250     .0350     7.215    03/01/2026
  600050979     WILDE        RICHARD        8.000      .250    7.750     .0350     7.715    04/01/2026
  600050980     YOUDALE      JAMES          7.750      .250    7.500     .0350     7.465    03/01/2026
  600050981     BOSSARD      MICHAEL        8.625      .250    8.375     .0350     8.340    04/01/2026
  600050982     SHULMAN      BETH           7.875      .250    7.625     .0350     7.590    03/01/2026
  600050983     CALABIA      FLORENTINE     7.750      .250    7.500     .0350     7.465    03/01/2026
  600050984     ROBERSON     THOMAS         7.375      .250    7.125     .0350     7.090    03/01/2026
  600050985     ADAMS        J              7.500      .250    7.250     .0350     7.215    03/01/2026
  600050986     BRAMHALL     SAMUEL         7.500      .250    7.250     .0350     7.215    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600050973     ROEHL        JOHN          20376919                   $1,484.96                  05/01/1996             360
  600050974     CONCHA       RICARDO       24024010                   $1,611.00                  05/01/1996             360
  600050975     ZOLENGE      PAUL          24034068                   $3,262.82                  05/01/1996             360
  600050976     BETTI        JOSEPH        24073561                   $2,005.18                  05/01/1996             360
  600050977     BIEHL        ROBERT        24084535                   $3,170.41                  05/01/1996             360
  600050978     CORN         JOSEPH        24085003                   $1,573.23                  05/01/1996             360
  600050979     WILDE        RICHARD       24117426                   $2,089.77                  05/01/1996             360
  600050980     YOUDALE      JAMES         24117756                   $1,786.02       14         05/01/1996             360
  600050981     BOSSARD      MICHAEL       24131401                   $2,115.59                  05/01/1996             360
  600050982     SHULMAN      BETH          24131484                   $2,291.22                  05/01/1996             360
  600050983     CALABIA      FLORENTINE    24143893                   $1,718.68                  05/01/1996             360
  600050984     ROBERSON     THOMAS        24153264                   $1,899.36                  05/01/1996             360
  600050985     ADAMS        J             24154072                   $2,559.13                  05/01/1996             360
  600050986     BRAMHALL     SAMUEL        24170524                   $3,076.55                  05/01/1996             360

                                           PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------     -----------   ------
  600050973     ROEHL        JOHN                                                                            $424,901.20    N
  600050974     CONCHA       RICARDO                                                                         $290,176.32    N
  600050975     ZOLENGE      PAUL                                                                            $614,000.00    N
  600050976     BETTI        JOSEPH                                                                          $424,808.00    N
  600050977     BIEHL        ROBERT                                                                          $510,126.58    N
  600050978     CORN         JOSEPH                                                                          $639,204.53    N
  600050979     WILDE        RICHARD                                                                         $356,000.00    N
  600050980     YOUDALE      JAMES                                                                           $277,000.00    N
  600050981     BOSSARD      MICHAEL                                                                         $340,000.00    N
  600050982     SHULMAN      BETH                                                                            $395,000.00    N
  600050983     CALABIA      FLORENTINE                                                                      $299,875.00    N
  600050984     ROBERSON     THOMAS                                                                          $399,709.28    N
  600050985     ADAMS        J                                                                               $465,057.20    N
  600050986     BRAMHALL     SAMUEL                                                                          $550,000.00    N

(vlegal.ace v1.4)                                                       Page  32
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600050987     ROEHRIG      KURT                                 GREENSBORO         NC     27455      $447,683.80
  600050988     BELL         DAVID                                CHARLOTTE          NC     28226      $575,029.41
  600050989     SNEIDERMAN   RICHARD                              SUNNYVALE          CA     94087      $249,636.95
  600050990     LEE          RICHARD                              GLENN DALE         MD     20769      $231,618.53
  600050991     NAFISI       SAMI                                 CHARLOTTE          NC     28277      $548,022.80
  600050992     GHADOOSHAHY  FARHAD                               SANTA MONIC        CA     90402      $479,285.31
  600050993     ANDRAE       CHARLES                              ALEXANDRIA         VA     22314      $493,317.82
  600050994     MACLEAN      JOHN                                 CHARLESTON         SC     29414      $223,841.90
  600050995     BORNMANN     WILLIAM                              LAGUNA BEAC        CA     92651      $391,444.87
  600050996     GRAD         MICHAEL                              CHARLOTTE          NC     28277      $424,318.24
  600050997     BUSH         LARRY                                WELLINGTON         FL     33414      $249,827.95
  600050998     CLENDENINN   NEIL                                 CARLSBAD           CA     92009      $630,103.35
  600050999     CALHOUN      JAMES                                GREENVILLE         SC     29609      $259,582.93
  600051000     COGHLAN      JOHN                                 KIAWAH ISLA        SC     29455      $239,642.65

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600050987     ROEHRIG      KURT           7.750      .250    7.500     .0350     7.465    04/01/2026
  600050988     BELL         DAVID          6.875      .250    6.625     .0350     6.590    03/01/2026
  600050989     SNEIDERMAN   RICHARD        7.625      .250    7.375     .0350     7.340    03/01/2026
  600050990     LEE          RICHARD        7.000      .250    6.750     .0350     6.715    03/01/2026
  600050991     NAFISI       SAMI           7.750      .250    7.500     .0350     7.465    03/01/2026
  600050992     GHADOOSHAHY  FARHAD         7.500      .250    7.250     .0350     7.215    03/01/2026
  600050993     ANDRAE       CHARLES        7.875      .250    7.625     .0350     7.590    03/01/2026
  600050994     MACLEAN      JOHN           7.750      .250    7.500     .0350     7.465    04/01/2026
  600050995     BORNMANN     WILLIAM        7.750      .250    7.500     .0350     7.465    03/01/2026
  600050996     GRAD         MICHAEL        7.125      .250    6.875     .0350     6.840    03/01/2026
  600050997     BUSH         LARRY          7.875      .250    7.625     .0350     7.590    04/01/2026
  600050998     CLENDENINN   NEIL           7.875      .250    7.625     .0350     7.590    03/01/2026
  600050999     CALHOUN      JAMES          7.125      .250    6.875     .0350     6.840    03/01/2026
  600051000     COGHLAN      JOHN           7.500      .250    7.250     .0350     7.215    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600050987     ROEHRIG      KURT          24176158                   $3,209.53                  05/01/1996             360
  600050988     BELL         DAVID         24190126                   $3,783.91                  05/01/1996             360
  600050989     SNEIDERMAN   RICHARD       24190746                   $1,769.49                  05/01/1996             360
  600050990     LEE          RICHARD       24192965                   $1,543.51                  05/01/1996             360
  600050991     NAFISI       SAMI          24194805                   $3,931.68                  05/01/1996             360
  600050992     GHADOOSHAHY  FARHAD        24195042                   $3,356.23                  05/01/1996             360
  600050993     ANDRAE       CHARLES       24199374                   $3,581.85                  05/01/1996             360
  600050994     MACLEAN      JOHN          24199960                   $1,604.77                  05/01/1996             360
  600050995     BORNMANN     WILLIAM       24204117                   $2,808.34                  05/01/1996             360
  600050996     GRAD         MICHAEL       24205270                   $2,863.31                  05/01/1996             360
  600050997     BUSH         LARRY         24205593                   $1,812.68                  05/01/1996             360
  600050998     CLENDENINN   NEIL          24208324                   $4,578.82                  05/01/1996             360
  600050999     CALHOUN      JAMES         24209322                   $1,751.67                  05/01/1996             360
  600051000     COGHLAN      JOHN          24210676                   $1,678.12                  05/01/1996             360

                                           PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------     -----------   ------
  600050987     ROEHRIG      KURT                                                                            $560,000.00    N
  600050988     BELL         DAVID                                                                           $720,000.00    N
  600050989     SNEIDERMAN   RICHARD                                                                         $425,170.08    N
  600050990     LEE          RICHARD                                                                         $292,929.30    N
  600050991     NAFISI       SAMI                                                                            $686,000.00    N
  600050992     GHADOOSHAHY  FARHAD                                                                          $600,000.00    N
  600050993     ANDRAE       CHARLES                                                                         $642,392.70    N
  600050994     MACLEAN      JOHN                                                                            $280,000.00    N
  600050995     BORNMANN     WILLIAM                                                                         $534,788.52    N
  600050996     GRAD         MICHAEL                                                                         $588,642.68    N
  600050997     BUSH         LARRY                                                                           $353,107.33    N
  600050998     CLENDENINN   NEIL                                                                            $825,490.20    N
  600050999     CALHOUN      JAMES                                                                           $325,000.00    N
  600051000     COGHLAN      JOHN                                                                            $385,232.75    N

(vlegal.ace v1.4)                                                       Page  33
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051001     BOBEK        ORVILLE                              AUSTIN             TX     78734      $305,587.99
  600051002     DANCY        ALBERT                               SUPPLY             NC     28462      $249,618.37
  600051003     SHERMAN      ANDREW                               ROCKVILLE          MD     20852      $354,484.49
  600051004     CHERNISS     JASON                                SAN FRANCIS        CA     94122      $219,672.44
  600051005     TUNZAN       CHRISTOPHER                          SAN MATEO          CA     94402      $447,332.96
  600051006     HERTZ        PHILIP                               NORTH BETHE        MD     20852      $359,422.51
  600051007     FAULCONER JR JAMES                                CHARLOTTESV        VA     22903      $409,404.61
  600051008     REAGINS      DENAE                                RIVERSIDE          CA     92506      $243,687.73
  600051009     GIRARD       LAWRENCE                             SIMPSONVILL        SC     29681      $517,547.34
  600051010     OCHOA        JAMES                                MISSION VIE        CA     92692      $249,218.30
  600051011     MERIWETHER   ROBERT                               COLUMBIA           SC     29205      $231,832.08
  600051012     BOWSER       HAROLD                               JACKSONVILL        FL     32207      $212,143.14
  600051013     CARROLL      ALAN                                 BETHESDA           MD     20817      $277,165.57
  600051014     BUTLER       ANGELA                               DANVILLE           CA     94506      $323,467.29

                                          INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                    RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------       --------    -----  ------     -----   ------      --------
  600051001     BOBEK        ORVILLE       8.000      .250    7.750     .0350     7.715    03/01/2026
  600051002     DANCY        ALBERT        7.375      .250    7.125     .0350     7.090    03/01/2026
  600051003     SHERMAN      ANDREW        7.625      .250    7.375     .0350     7.340    03/01/2026
  600051004     CHERNISS     JASON         7.500      .250    7.250     .0350     7.215    03/01/2026
  600051005     TUNZAN       CHRISTOPHER   7.500      .250    7.250     .0350     7.215    03/01/2026
  600051006     HERTZ        PHILIP        7.125      .250    6.875     .0350     6.840    03/01/2026
  600051007     FAULCONER JR JAMES         7.625      .250    7.375     .0350     7.340    03/01/2026
  600051008     REAGINS      DENAE         8.250      .250    8.000     .0350     7.965    03/01/2026
  600051009     GIRARD       LAWRENCE      7.625      .250    7.375     .0350     7.340    03/01/2026
  600051010     OCHOA        JAMES         7.500      .250    7.250     .0350     7.215    03/01/2026
  600051011     MERIWETHER   ROBERT        7.625      .250    7.375     .0350     7.340    04/01/2026
  600051012     BOWSER       HAROLD        7.750      .250    7.500     .0350     7.465    03/01/2026
  600051013     CARROLL      ALAN          7.250      .250    7.000     .0350     6.965    03/01/2026
  600051014     BUTLER       ANGELA        7.000      .250    6.750     .0350     6.715    03/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051001     BOBEK        ORVILLE       24212698                   $2,245.32                  05/01/1996             360
  600051002     DANCY        ALBERT        24214173                   $1,726.69                  05/01/1996             360
  600051003     SHERMAN      ANDREW        24215964                   $2,512.67                  05/01/1996             360
  600051004     CHERNISS     JASON         24216053                   $1,538.27                  05/01/1996             360
  600051005     TUNZAN       CHRISTOPHER   24221111                   $3,132.48                  05/01/1996             360
  600051006     HERTZ        PHILIP        24221194                   $2,425.39                  05/01/1996             360
  600051007     FAULCONER JR JAMES         24221368                   $2,901.96                  05/01/1996             360
  600051008     REAGINS      DENAE         24223158                   $1,833.10                  05/01/1996             360
  600051009     GIRARD       LAWRENCE      24224156                   $3,668.50                  05/01/1996             360
  600051010     OCHOA        JAMES         24224271                   $1,745.24        1         05/01/1996             360
  600051011     MERIWETHER   ROBERT        24227027                   $1,642.09                  05/01/1996             360
  600051012     BOWSER       HAROLD        24230922                   $1,521.98                  05/01/1996             360
  600051013     CARROLL      ALAN          24234197                   $1,893.73                  05/01/1996             360
  600051014     BUTLER       ANGELA        24235004                   $2,155.58                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------        ------     -----------   ------
  600051001     BOBEK        ORVILLE                                                                          $619,433.17    N
  600051002     DANCY        ALBERT                                                                           $325,945.25    N
  600051003     SHERMAN      ANDREW                                                                           $504,978.64    N
  600051004     CHERNISS     JASON                                                                            $275,000.00    N
  600051005     TUNZAN       CHRISTOPHER                                                                      $560,000.00    N
  600051006     HERTZ        PHILIP                                                                           $450,000.00    N
  600051007     FAULCONER JR JAMES                                                                            $724,381.65    N
  600051008     REAGINS      DENAE                                                                            $305,000.00    N
  600051009     GIRARD       LAWRENCE                                                                         $647,875.00    N
  600051010     OCHOA        JAMES                                                                            $278,882.68    N
  600051011     MERIWETHER   ROBERT                                                                           $290,000.00    N
  600051012     BOWSER       HAROLD                                                                           $329,881.98    N
  600051013     CARROLL      ALAN                                                                             $347,000.00    N
  600051014     BUTLER       ANGELA                                                                           $450,000.00    N

(vlegal.ace v1.4)                                                       Page  34
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051015     PASCHKE      JON                                  GRANITE BAY        CA     95746      $278,708.06
  600051016     MCPHAIL      ELIZABETH                            MOUNT AIRY         NC     27030      $260,639.56
  600051017     MCBAIN       JOHN                                 LOS GATOS          CA     95030      $334,400.58
  600051018     STROMBERG    CLIFFORD                             POTOMAC            MD     20854      $836,720.78
  600051019     LOZANO       JOSE                                 MIAMI              FL     33176      $291,793.90
  600051020     RAZINSKI     ALEXANDER                            VA BEACH           VA     23451      $281,780.01
  600051021     ZAYICEK      RICHARD                              DAVIDSON           NC     28036      $337,430.45
  600051022     HOWE         MARYANN                              BETHESDA           MD     20817      $225,238.11
  600051023     D'ANTONIO    MICHAEL                              HUNTINGTON         CA     92649      $243,529.90
  600051024     ARBOLEDA     JOSE                                 HAYES              VA     23072      $313,766.96
  600051025     GERSON       MARIANNE                             PORTOLA VAL        CA     94028      $319,546.84
  600051026     SLATER       JONATHAN                             HUNTINGTON         NY     11743      $231,844.33
  600051027     MCFARLAND    STEVEN                               SAN JOSE           CA     95135      $241,657.29
  600051028     MARKLEY      JOHN                                 FAIR OAKS          CA     95628      $232,194.79

                                          INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                    RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------       --------    -----  ------     -----   ------      --------
  600051015     PASCHKE      JON           7.875      .250    7.625     .0350     7.590    04/01/2026
  600051016     MCPHAIL      ELIZABETH     7.875      .250    7.625     .0350     7.590    03/01/2026
  600051017     MCBAIN       JOHN          7.500      .250    7.250     .0350     7.215    03/01/2026
  600051018     STROMBERG    CLIFFORD      7.375      .250    7.125     .0350     7.090    03/01/2026
  600051019     LOZANO       JOSE          7.750      .250    7.500     .0350     7.465    04/01/2026
  600051020     RAZINSKI     ALEXANDER     7.250      .250    7.000     .0350     6.965    04/01/2026
  600051021     ZAYICEK      RICHARD       6.875      .250    6.625     .0350     6.590    03/01/2026
  600051022     HOWE         MARYANN       7.125      .250    6.875     .0350     6.840    03/01/2026
  600051023     D'ANTONIO    MICHAEL       8.125      .250    7.875     .0350     7.840    03/01/2026
  600051024     ARBOLEDA     JOSE          7.500      .250    7.250     .0350     7.215    04/01/2026
  600051025     GERSON       MARIANNE      7.750      .250    7.500     .0350     7.465    03/01/2026
  600051026     SLATER       JONATHAN      8.000      .250    7.750     .0350     7.715    04/01/2026
  600051027     MCFARLAND    STEVEN        7.750      .250    7.500     .0350     7.465    03/01/2026
  600051028     MARKLEY      JOHN          8.125      .250    7.875     .0350     7.840    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051015     PASCHKE      JON           24237026                   $2,022.22                  05/01/1996             360
  600051016     MCPHAIL      ELIZABETH     24238289                   $1,892.44       18         05/01/1996             360
  600051017     MCBAIN       JOHN          24238586                   $2,342.37                  05/01/1996             360
  600051018     STROMBERG    CLIFFORD      24238628                   $5,787.86                  05/01/1996             360
  600051019     LOZANO       JOSE          24239493                   $2,091.93                  05/01/1996             360
  600051020     RAZINSKI     ALEXANDER     24240723                   $1,923.74                  05/01/1996             360
  600051021     ZAYICEK      RICHARD       24242638                   $2,220.42                  05/01/1996             360
  600051022     HOWE         MARYANN       24244519                   $1,519.91                  05/01/1996             360
  600051023     D'ANTONIO    MICHAEL       24245151                   $1,810.58                  05/01/1996             360
  600051024     ARBOLEDA     JOSE          24247017                   $2,195.54       12         05/01/1996             360
  600051025     GERSON       MARIANNE      24247611                   $2,292.52                  05/01/1996             360
  600051026     SLATER       JONATHAN      24249260                   $1,702.34                  05/01/1996             360
  600051027     MCFARLAND    STEVEN        24250920                   $1,733.72                  05/01/1996             360
  600051028     MARKLEY      JOHN          24251324                   $1,726.31       12         05/01/1996             360

                                           PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------     -----------   ------
  600051015     PASCHKE      JON                                                                             $348,625.00    N
  600051016     MCPHAIL      ELIZABETH                                                                       $290,000.00    N
  600051017     MCBAIN       JOHN                                                                            $494,830.15    N
  600051018     STROMBERG    CLIFFORD                                                                      $1,118,825.07    N
  600051019     LOZANO       JOSE                                                                            $365,000.00    N
  600051020     RAZINSKI     ALEXANDER                                                                       $435,857.83    N
  600051021     ZAYICEK      RICHARD                                                                         $422,500.00    N
  600051022     HOWE         MARYANN                                                                         $282,000.00    N
  600051023     D'ANTONIO    MICHAEL                                                                         $349,856.54    N
  600051024     ARBOLEDA     JOSE                                                                            $380,145.29    N
  600051025     GERSON       MARIANNE                                                                        $839,895.06    N
  600051026     SLATER       JONATHAN                                                                        $290,000.00    N
  600051027     MCFARLAND    STEVEN                                                                          $404,682.28    N
  600051028     MARKLEY      JOHN                                                                            $260,067.11    N

(vlegal.ace v1.4)                                                       Page  35
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  15:28:11            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051029     MEGOWAN      GREG                                 MOORPARK           CA     93021      $294,582.23
  600051030     SINGER       ERIK                                 HERMOSA BEA        CA     90254      $697,060.18
  600051031     HARVEY SR    DONALD                               FAIRFAX            VA     22033      $225,779.81
  600051032     URBAN        STEVEN                               RANCHO CUCA        CA     91737      $219,688.44
  600051033     RICH         STEVEN                               PALOS VERDE        CA     90274      $630,236.45
  600051034     HUGHEY       KENNETH                              MANHATTAN B        CA     90266      $455,321.04
  600051035     WOODS        CLARK                                WESTLAKE VI        CA     91362      $548,241.88
  600051036     BEHARIE      NEVILLE                              COROLLA            NC     27927      $239,642.65
  600051037     TOLEDO       ANDREW                               ATLANTA            GA     30327      $714,960.25
  600051038     SCHMIDT      THOMAS                               SANTA BARBA        CA     93105      $319,499.22
  600051039     KRUPP        RICHARD                              GRANITE BAY        CA     95746      $305,462.52
  600051040     FLEMING      PATRICK                              LOS ANGELES        CA     90045      $329,520.80
  600051041     LEHMAN       CLIFFORD                             MORAGA             CA     94556      $423,336.48
  600051042     BISBEE       ALLAN                                ZEPHYR COVE        NV     89448      $364,495.97

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051029     MEGOWAN      GREG           7.750      .250    7.500     .0350     7.465    03/01/2026
  600051030     SINGER       ERIK           8.000      .250    7.750     .0350     7.715    03/01/2026
  600051031     HARVEY SR    DONALD         7.750      .250    7.500     .0350     7.465    03/01/2026
  600051032     URBAN        STEVEN         7.750      .250    7.500     .0350     7.465    03/01/2026
  600051033     RICH         STEVEN         7.375      .250    7.125     .0350     7.090    03/01/2026
  600051034     HUGHEY       KENNETH        7.500      .250    7.250     .0350     7.215    03/01/2026
  600051035     WOODS        CLARK          7.875      .250    7.625     .0350     7.590    03/01/2026
  600051036     BEHARIE      NEVILLE        7.500      .250    7.250     .0350     7.215    03/01/2026
  600051037     TOLEDO       ANDREW         7.625      .250    7.375     .0350     7.340    03/01/2026
  600051038     SCHMIDT      THOMAS         7.250      .250    7.000     .0350     6.965    03/01/2026
  600051039     KRUPP        RICHARD        7.500      .250    7.250     .0350     7.215    03/01/2026
  600051040     FLEMING      PATRICK        7.625      .250    7.375     .0350     7.340    03/01/2026
  600051041     LEHMAN       CLIFFORD       7.250      .250    7.000     .0350     6.965    03/01/2026
  600051042     BISBEE       ALLAN          7.875      .250    7.625     .0350     7.590    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051029     MEGOWAN      GREG          24251340                   $2,113.42                  05/01/1996             360
  600051030     SINGER       ERIK          24251761                   $5,121.68                  05/01/1996             360
  600051031     HARVEY SR    DONALD        24252678                   $1,619.81       18         05/01/1996             360
  600051032     URBAN        STEVEN        24252934                   $1,576.11        1         05/01/1996             360
  600051033     RICH         STEVEN        24253221                   $4,359.55                  05/01/1996             360
  600051034     HUGHEY       KENNETH       24253528                   $3,188.42                  05/01/1996             360
  600051035     WOODS        CLARK         24254021                   $3,980.63                  05/01/1996             360
  600051036     BEHARIE      NEVILLE       24254245                   $1,678.12                  05/01/1996             360
  600051037     TOLEDO       ANDREW        24256653                   $5,067.81                  05/01/1996             360
  600051038     SCHMIDT      THOMAS        24257362                   $2,182.97                  05/01/1996             360
  600051039     KRUPP        RICHARD       24258279                   $2,139.60        2         05/01/1996             360
  600051040     FLEMING      PATRICK       24258402                   $2,335.72                  05/01/1996             360
  600051041     LEHMAN       CLIFFORD      24258436                   $2,892.43                  05/01/1996             360
  600051042     BISBEE       ALLAN         24258774                   $2,646.50                  05/01/1996             360

                                           PER      LIFE      LIFE      GROSS        NET           CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN        VALUE       TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------     -----------   ------
  600051029     MEGOWAN      GREG                                                                            $440,298.51    N
  600051030     SINGER       ERIK                                                                            $884,664.11    N
  600051031     HARVEY SR    DONALD                                                                          $238,000.00    N
  600051032     URBAN        STEVEN                                                                          $250,000.00    N
  600051033     RICH         STEVEN                                                                          $789,000.00    N
  600051034     HUGHEY       KENNETH                                                                         $570,000.00    N
  600051035     WOODS        CLARK                                                                           $725,231.20    N
  600051036     BEHARIE      NEVILLE                                                                         $300,000.00    N
  600051037     TOLEDO       ANDREW                                                                        $1,040,697.63    N
  600051038     SCHMIDT      THOMAS                                                                          $408,163.25    N
  600051039     KRUPP        RICHARD                                                                         $340,000.00    N
  600051040     FLEMING      PATRICK                                                                         $419,847.34    N
  600051041     LEHMAN       CLIFFORD                                                                        $530,663.32    N
  600051042     BISBEE       ALLAN                                                                           $805,739.53    N

(vlegal.ace v1.4)                                                       Page  36
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051043     NISHINAGA    LINDEN                               REDONDO BEA        CA     90277      $327,499.29
  600051044     FIELD        THOMAS                               RIVERSIDE          CA     92506      $215,540.57
  600051045     LANG         WILLIAM                              MANHATTAN B        CA     90266      $379,448.18
  600051046     MERKLE       GARY                                 WESTLAKE VI        CA     91361      $294,602.80
  600051047     TWEED        JOHN                                 LAGUNA NIGU        CA     92677      $304,035.17
  600051048     BOROVICKA  IIJOHN                                 PASADENA           CA     91105      $313,587.81
  600051049     HAYAG        ANNIE                                SAN DIEGO          CA     92129      $242,638.17
  600051050     SMITH        TODD                                 TRUCKEE            CA     96161      $291,606.85
  600051051     PAGE         MURRY                                DALLAS             TX     75230      $255,019.88
  600051052     WARD         JERRY                                POWDER SPRI        GA     30073      $216,711.96
  600051053     BRZEZINSKI   WALTER                               ISLE OF PAL        SC     29451      $256,817.05
  600051054     FOREMAN      RAWSON                               ATLANTA            GA     30309      $335,512.07
  600051055     KOEPKE       DAVID                                WEST HILLS         CA     91304      $298,134.29
  600051056     COCHRANE     DAVID                                EL DORADO          CA     95623      $278,534.39

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051043     NISHINAGA    LINDEN         7.375      .250    7.125     .0350     7.090    03/01/2026
  600051044     FIELD        THOMAS         7.750      .250    7.500     .0350     7.465    03/01/2026
  600051045     LANG         WILLIAM        7.625      .250    7.375     .0350     7.340    03/01/2026
  600051046     MERKLE       GARY           8.000      .250    7.750     .0350     7.715    03/01/2026
  600051047     TWEED        JOHN           7.375      .250    7.125     .0350     7.090    03/01/2026
  600051048     BOROVICKA  IIJOHN           8.125      .250    7.875     .0350     7.840    03/01/2026
  600051049     HAYAG        ANNIE          7.500      .250    7.250     .0350     7.215    03/01/2026
  600051050     SMITH        TODD           8.000      .250    7.750     .0350     7.715    03/01/2026
  600051051     PAGE         MURRY          7.750      .250    7.500     .0350     7.465    04/01/2026
  600051052     WARD         JERRY          7.500      .250    7.250     .0350     7.215    03/01/2016
  600051053     BRZEZINSKI   WALTER         7.500      .250    7.250     .0350     7.215    03/01/2026
  600051054     FOREMAN      RAWSON         7.625      .250    7.375     .0350     7.340    03/01/2026
  600051055     KOEPKE       DAVID          6.750      .250    6.500     .0350     6.465    03/01/2026
  600051056     COCHRANE     DAVID          7.500      .250    7.250     .0350     7.215    03/01/2026

                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600051043     NISHINAGA    LINDEN       24259756                   $2,265.42                  05/01/1996             360
  600051044     FIELD        THOMAS       24259798                   $1,547.46                  05/01/1996             360
  600051045     LANG         WILLIAM      24259947                   $2,689.62                  05/01/1996             360
  600051046     MERKLE       GARY         24261380                   $2,164.61       12         05/01/1996             360
  600051047     TWEED        JOHN         24262115                   $2,103.11                  05/01/1996             360
  600051048     BOROVICKA  IIJOHN         24264186                   $2,331.44                  05/01/1996             360
  600051049     HAYAG        ANNIE        24264269                   $1,699.10       14         05/01/1996             360
  600051050     SMITH        TODD         24264533                   $2,142.59                  05/01/1996             360
  600051051     PAGE         MURRY        24265431                   $1,828.29                  05/01/1996             360
  600051052     WARD         JERRY        24265647                   $1,752.17                  05/01/1996             240
  600051053     BRZEZINSKI   WALTER       24265753                   $1,798.38                  05/01/1996             360
  600051054     FOREMAN      RAWSON       24265845                   $2,378.19                  05/01/1996             360
  600051055     KOEPKE       DAVID        24266298                   $1,937.04                  05/01/1996             360
  600051056     COCHRANE     DAVID        24268435                   $1,957.80                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET         CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN      MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------      ------     -----------   ------
  600051043     NISHINAGA    LINDEN                                                                         $416,772.57    N
  600051044     FIELD        THOMAS                                                                         $270,000.00    N
  600051045     LANG         WILLIAM                                                                        $574,886.55    N
  600051046     MERKLE       GARY                                                                           $334,846.77    N
  600051047     TWEED        JOHN                                                                           $381,101.37    N
  600051048     BOROVICKA  IIJOHN                                                                           $650,103.53    N
  600051049     HAYAG        ANNIE                                                                          $270,000.00    N
  600051050     SMITH        TODD                                                                           $365,000.00    N
  600051051     PAGE         MURRY                                                                          $327,179.49    N
  600051052     WARD         JERRY                                                                          $290,000.00    N
  600051053     BRZEZINSKI   WALTER                                                                         $321,500.00    N
  600051054     FOREMAN      RAWSON                                                                         $420,000.00    N
  600051055     KOEPKE       DAVID                                                                          $386,852.35    N
  600051056     COCHRANE     DAVID                                                                          $505,415.14    N

(vlegal.ace v1.4)                                                       Page  37
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051057     DAVIDSON     ERIC                                 CHARLESTON         SC     29412      $321,459.08
  600051058     MUNDELL      THOMAS                               SIMPSONVILL        SC     29681      $294,061.51
  600051059     FLAKE        DARRYL                               VALENCIA           CA     91354      $275,618.85
  600051060     LEWIS        ANDREW                               NAPA               CA     94558      $256,118.09
  600051061     DONOVAN      MICHAEL                              FULLERTON          CA     92635      $341,028.40
  600051062     WOOD         JOHN                                 NAPA               CA     94558      $514,233.19
  600051063     HAMMER       JEFFREY                              COROLLA            NC     27927      $276,584.06
  600051064     WELLS        SEAN                                 SAN BRUNO          CA     94066      $253,203.14
  600051065     ANGER        JON                                  NOVATO             CA     94947      $266,582.18
  600051066     MATSUMOTO    ERIKO                                SANTA MONIC        CA     90405      $365,427.23
  600051067     DAVIDSON JR  DONALD                               FREMONT            CA     94536      $218,681.98
  600051068     KERPER       KENNETH                              POWAY              CA     92064      $648,979.64
  600051069     BOWERS       JOEL                                 LIVERMORE          CA     94550      $315,541.12
  600051070     COOPER       MICHAEL                              THOUSAND OA        CA     91320      $262,037.65

                                          INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                    RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------       --------    -----  ------     -----   ------      --------
  600051057     DAVIDSON     ERIC          7.500      .250    7.250     .0350     7.215    03/01/2026
  600051058     MUNDELL      THOMAS        7.500      .250    7.250     .0350     7.215    03/01/2026
  600051059     FLAKE        DARRYL        7.875      .250    7.625     .0350     7.590    03/01/2026
  600051060     LEWIS        ANDREW        7.500      .250    7.250     .0350     7.215    03/01/2026
  600051061     DONOVAN      MICHAEL       7.875      .250    7.625     .0350     7.590    03/01/2026
  600051062     WOOD         JOHN          7.500      .250    7.250     .0350     7.215    03/01/2026
  600051063     HAMMER       JEFFREY       7.250      .250    7.000     .0350     6.965    04/01/2026
  600051064     WELLS        SEAN          7.250      .250    7.000     .0350     6.965    03/01/2026
  600051065     ANGER        JON           7.250      .250    7.000     .0350     6.965    03/01/2026
  600051066     MATSUMOTO    ERIKO         7.250      .250    7.000     .0350     6.965    03/01/2026
  600051067     DAVIDSON JR  DONALD        7.625      .250    7.375     .0350     7.340    03/01/2026
  600051068     KERPER       KENNETH       7.750      .250    7.500     .0350     7.465    03/01/2026
  600051069     BOWERS       JOEL          7.625      .250    7.375     .0350     7.340    03/01/2026
  600051070     COOPER       MICHAEL       7.875      .250    7.625     .0350     7.590    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051057     DAVIDSON     ERIC          24269789                   $2,251.48                  05/01/1996             360
  600051058     MUNDELL      THOMAS        24270803                   $2,059.19        2         05/01/1996             360
  600051059     FLAKE        DARRYL        24271017                   $2,001.20                  05/01/1996             360
  600051060     LEWIS        ANDREW        24271223                   $1,793.49        1         05/01/1996             360
  600051061     DONOVAN      MICHAEL       24271645                   $2,476.12                  05/01/1996             360
  600051062     WOOD         JOHN          24271710                   $3,600.96                  05/01/1996             360
  600051063     HAMMER       JEFFREY       24274136                   $1,888.27                  05/01/1996             360
  600051064     WELLS        SEAN          24275240                   $1,730.00       12         05/01/1996             360
  600051065     ANGER        JON           24275661                   $1,821.41                  05/01/1996             360
  600051066     MATSUMOTO    ERIKO         24275737                   $2,496.77                  05/01/1996             360
  600051067     DAVIDSON JR  DONALD        24276511                   $1,550.07       18         05/01/1996             360
  600051068     KERPER       KENNETH       24278822                   $4,655.97                  05/01/1996             360
  600051069     BOWERS       JOEL          24280174                   $2,236.63                  05/01/1996             360
  600051070     COOPER       MICHAEL       24280190                   $1,902.58                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051057     DAVIDSON     ERIC                                                                          $432,795.69    N
  600051058     MUNDELL      THOMAS                                                                        $310,000.00    N
  600051059     FLAKE        DARRYL                                                                        $345,000.00    N
  600051060     LEWIS        ANDREW                                                                        $285,000.00    N
  600051061     DONOVAN      MICHAEL                                                                       $431,186.89    N
  600051062     WOOD         JOHN                                                                          $650,252.55    N
  600051063     HAMMER       JEFFREY                                                                       $346,000.00    N
  600051064     WELLS        SEAN                                                                          $284,943.82    N
  600051065     ANGER        JON                                                                           $364,754.11    N
  600051066     MATSUMOTO    ERIKO                                                                         $474,708.18    N
  600051067     DAVIDSON JR  DONALD                                                                        $244,966.44    N
  600051068     KERPER       KENNETH                                                                       $924,466.53    N
  600051069     BOWERS       JOEL                                                                          $395,000.00    N
  600051070     COOPER       MICHAEL                                                                       $328,000.00    N

(vlegal.ace v1.4)                                                       Page  38
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ


                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051071     DIAS         JOSEPH                               DANVILLE           CA     94506      $431,679.39
  600051072     PONDER       GERALD                               TALLAHASSEE        FL     32308      $288,535.70
  600051073     GRATTEN      HUBERT                               SAN GABRIEL        CA     91775      $249,636.95
  600051074     LEE          HUDSON                               SAN MATEO          CA     94402      $403,882.51
  600051075     RIVERA       MICHAEL                              WASHINGTON         DC     20007      $365,714.48
  600051076     SWEAT        PHILIP                               SAN JOSE           CA     95126      $249,627.76
  600051077     SKOGERSON    KENT                                 CARSON CITY        NV     89703      $359,752.25
  600051078     BAKER        WILLIAM                              ORLANDO            FL     32839      $321,772.73
  600051079     CROWNE       DAVID                                SAN DIEGO          CA     92122      $282,010.02
  600051080     PHAM         FRANK                                SAN JOSE           CA     95122      $227,677.12
  600051081     COLLEY       BRUCE                                LAFAYETTE          CA     94549      $283,789.23
  600051082     TIMBERMAN    SCOTT                                ANTIOCH            CA     94509      $249,463.79
  600051083     ELKIN        ELAINE                               OCCIDENTAL         CA     95465      $237,608.69
  600051084     GEARING      JAMES                                SONORA             CA     95370      $299,575.15

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051071     DIAS         JOSEPH         7.500      .250    7.250     .0350     7.215    04/01/2026
  600051072     PONDER       GERALD         7.500      .250    7.250     .0350     7.215    04/01/2026
  600051073     GRATTEN      HUBERT         7.625      .250    7.375     .0350     7.340    03/01/2026
  600051074     LEE          HUDSON         7.375      .250    7.125     .0350     7.090    03/01/2026
  600051075     RIVERA       MICHAEL        7.250      .250    7.000     .0350     6.965    04/01/2026
  600051076     SWEAT        PHILIP         7.500      .250    7.250     .0350     7.215    03/01/2026
  600051077     SKOGERSON    KENT           7.875      .250    7.625     .0350     7.590    04/01/2026
  600051078     BAKER        WILLIAM        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051079     CROWNE       DAVID          7.875      .250    7.625     .0350     7.590    03/01/2026
  600051080     PHAM         FRANK          7.750      .250    7.500     .0350     7.465    03/01/2026
  600051081     COLLEY       BRUCE          7.500      .250    7.250     .0350     7.215    04/01/2026
  600051082     TIMBERMAN    SCOTT          7.500      .250    7.250     .0350     7.215    03/01/2026
  600051083     ELKIN        ELAINE         7.000      .250    6.750     .0350     6.715    03/01/2026
  600051084     GEARING      JAMES          7.750      .250    7.500     .0350     7.465    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051071     DIAS         JOSEPH        24281388                   $3,020.61                  05/01/1996             360
  600051072     PONDER       GERALD        24281578                   $2,018.99                  05/01/1996             360
  600051073     GRATTEN      HUBERT        24281693                   $1,769.49                  05/01/1996             360
  600051074     LEE          HUDSON        24282139                   $2,793.79                  05/01/1996             360
  600051075     RIVERA       MICHAEL       24283459                   $2,496.77                  05/01/1996             360
  600051076     SWEAT        PHILIP        24285363                   $1,748.04                  05/01/1996             360
  600051077     SKOGERSON    KENT          24285611                   $2,610.25                  05/01/1996             360
  600051078     BAKER        WILLIAM       24285942                   $2,306.85                  05/01/1996             360
  600051079     CROWNE       DAVID         24286932                   $2,047.60                  05/01/1996             360
  600051080     PHAM         FRANK         24287831                   $1,633.42                  05/01/1996             360
  600051081     COLLEY       BRUCE         24289118                   $1,985.77                  05/01/1996             360
  600051082     TIMBERMAN    SCOTT         24289324                   $1,748.04        1         05/01/1996             360
  600051083     ELKIN        ELAINE        24289738                   $1,583.42                  05/01/1996             360
  600051084     GEARING      JAMES         24289969                   $2,149.24                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051071     DIAS         JOSEPH                                                                        $540,000.00    N
  600051072     PONDER       GERALD                                                                        $385,000.00    N
  600051073     GRATTEN      HUBERT                                                                        $400,000.00    N
  600051074     LEE          HUDSON                                                                        $535,052.92    N
  600051075     RIVERA       MICHAEL                                                                       $458,646.60    N
  600051076     SWEAT        PHILIP                                                                        $447,227.18    N
  600051077     SKOGERSON    KENT                                                                          $504,908.81    N
  600051078     BAKER        WILLIAM                                                                       $799,007.46    N
  600051079     CROWNE       DAVID                                                                         $353,000.00    N
  600051080     PHAM         FRANK                                                                         $287,878.80    N
  600051081     COLLEY       BRUCE                                                                         $355,000.00    N
  600051082     TIMBERMAN    SCOTT                                                                         $279,955.20    N
  600051083     ELKIN        ELAINE                                                                        $377,777.78    N
  600051084     GEARING      JAMES                                                                         $375,000.00    N

(vlegal.ace v1.4)                                                       Page  39
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ


                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051085     KOMMER       PAUL                                 CLAYTON            CA     94517      $287,581.78
  600051086     MARLOW       STEPHEN                              IRVINE             CA     92720      $320,444.77
  600051087     KRUSE        NORMAN                               ORINDA             CA     94563      $287,581.78
  600051088     STICKLES     DONALD                               OCEANSIDE          CA     92003      $226,662.01
  600051089     MAMUYAC      CLARENCE                             PIEDMONT           CA     94611      $351,462.66
  600051090     SATO         STANFORD                             TORRANCE           CA     90503      $236,528.51
  600051091     CARMODY      JEANETTE                             SAN JOSE           CA     95124      $278,781.01
  600051092     DEBICCARI    DANIEL                               CAMPBELL           CA     95008      $239,624.41
  600051093     SPURR        STEPHEN                              COROLLA            NC     27927      $405,940.87
  600051094     APPEL        RICHARD                              IRVINE             CA     92714      $265,573.29
  600051095     SCHNITZER    MICHAEL                              BERKELEY           CA     94708      $250,317.29
  600051096     OGURKO       LAWRENCE                             SAN PEDRO          CA     90732      $215,469.66
  600051097     MYERS        MARK                                 POWAY              CA     92064      $349,452.27
  600051098     RESSLER      MICHAEL                              DUARTE             CA     91010      $242,828.74

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051085     KOMMER       PAUL           7.625      .250    7.375     .0350     7.340    03/01/2026
  600051086     MARLOW       STEPHEN        8.125      .250    7.875     .0350     7.840    03/01/2026
  600051087     KRUSE        NORMAN         7.625      .250    7.375     .0350     7.340    03/01/2026
  600051088     STICKLES     DONALD         7.500      .250    7.250     .0350     7.215    03/01/2026
  600051089     MAMUYAC      CLARENCE       7.375      .250    7.125     .0350     7.090    03/01/2026
  600051090     SATO         STANFORD       7.250      .250    7.000     .0350     6.965    03/01/2026
  600051091     CARMODY      JEANETTE       8.500      .250    8.250     .0350     8.215    04/01/2026
  600051092     DEBICCARI    DANIEL         7.250      .250    7.000     .0350     6.965    03/01/2026
  600051093     SPURR        STEPHEN        7.375      .250    7.125     .0350     7.090    04/01/2026
  600051094     APPEL        RICHARD        7.125      .250    6.875     .0350     6.840    03/01/2026
  600051095     SCHNITZER    MICHAEL        7.375      .250    7.125     .0350     7.090    03/01/2026
  600051096     OGURKO       LAWRENCE       7.375      .250    7.125     .0350     7.090    03/01/2026
  600051097     MYERS        MARK           7.250      .250    7.000     .0350     6.965    03/01/2026
  600051098     RESSLER      MICHAEL        7.375      .250    7.125     .0350     7.090    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051085     KOMMER       PAUL          24290751                   $2,038.45                  05/01/1996             360
  600051086     MARLOW       STEPHEN       24291015                   $2,389.36        1         05/01/1996             360
  600051087     KRUSE        NORMAN        24291080                   $2,038.45                  05/01/1996             360
  600051088     STICKLES     DONALD        24291205                   $1,587.22                  05/01/1996             360
  600051089     MAMUYAC      CLARENCE      24291213                   $2,431.18                  05/01/1996             360
  600051090     SATO         STANFORD      24291247                   $1,616.76                  05/01/1996             360
  600051091     CARMODY      JEANETTE      24291288                   $2,144.89        1         05/01/1996             360
  600051092     DEBICCARI    DANIEL        24292005                   $1,637.23                  05/01/1996             360
  600051093     SPURR        STEPHEN       24292468                   $2,805.87                  05/01/1996             360
  600051094     APPEL        RICHARD       24294654                   $1,792.10                  05/01/1996             360
  600051095     SCHNITZER    MICHAEL       24294886                   $1,731.53                  05/01/1996             360
  600051096     OGURKO       LAWRENCE      24294993                   $1,491.86       14         05/01/1996             360
  600051097     MYERS        MARK          24295123                   $2,387.62                  05/01/1996             360
  600051098     RESSLER      MICHAEL       24295529                   $1,679.73                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051085     KOMMER       PAUL                                                                          $360,000.00    N
  600051086     MARLOW       STEPHEN                                                                       $359,955.25    N
  600051087     KRUSE        NORMAN                                                                        $360,000.00    N
  600051088     STICKLES     DONALD                                                                        $320,169.24    N
  600051089     MAMUYAC      CLARENCE                                                                      $440,000.00    N
  600051090     SATO         STANFORD                                                                      $326,896.55    N
  600051091     CARMODY      JEANETTE                                                                      $309,944.44    N
  600051092     DEBICCARI    DANIEL                                                                        $325,203.24    N
  600051093     SPURR        STEPHEN                                                                       $625,000.00    N
  600051094     APPEL        RICHARD                                                                       $332,500.00    N
  600051095     SCHNITZER    MICHAEL                                                                       $325,162.14    N
  600051096     OGURKO       LAWRENCE                                                                      $240,000.00    N
  600051097     MYERS        MARK                                                                          $574,712.62    N
  600051098     RESSLER      MICHAEL                                                                       $304,000.00    N

(vlegal.ace v1.4)                                                       Page  40
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051099     JACOBS       GARY                                 GRAYSON            GA     30211      $249,636.95
  600051100     LATHAM JR    JOHN                                 RICHMOND           VA     23233      $374,741.19
  600051101     HWANG        YOUNG                                IRVINE             CA     92720      $279,106.45
  600051102     ARECHAEDERRA EMILIO                               PACIFIC PAL        CA     90272      $341,490.77
  600051103     BRIGGS       IAIN                                 BRENTWOOD          TN     37027      $246,831.93
  600051104     ROSENBLUM    NATALIE                              LA CRESCENT        CA     91214      $250,911.28
  600051105     PARADIS      PHILLIPPE                            WALNUT CREE        CA     94596      $284,554.01
  600051106     BUTLER       MARK                                 ALPHARETTA         GA     30202      $248,574.43
  600051107     DYER         DEBORAH                              BERKELEY           CA     94703      $274,580.20
  600051108     FISHER       GARY                                 ENCINO             CA     91316      $363,473.22
  600051109     BLOOM        JAMES                                BERKELEY           CA     94708      $424,334.92
  600051110     GOODSON      RODNEY                               CARDIFF BY         CA     92007      $323,517.58
  600051111     MCSKIMMING   STEVEN                               SOLANA BEAC        CA     92075      $351,120.84
  600051112     EDMISTON     PAUL                                 SAN RAMON          CA     94583      $291,783.29

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051099     JACOBS       GARY           7.625      .250    7.375     .0350     7.340    03/01/2026
  600051100     LATHAM JR    JOHN           7.500      .250    7.250     .0350     7.215    03/01/2026
  600051101     HWANG        YOUNG          7.375      .250    7.125     .0350     7.090    03/01/2026
  600051102     ARECHAEDERRA EMILIO         7.500      .250    7.250     .0350     7.215    03/01/2026
  600051103     BRIGGS       IAIN           7.500      .250    7.250     .0350     7.215    03/01/2026
  600051104     ROSENBLUM    NATALIE        8.000      .250    7.750     .0350     7.715    03/01/2026
  600051105     PARADIS      PHILLIPPE      7.250      .250    7.000     .0350     6.965    03/01/2026
  600051106     BUTLER       MARK           7.750      .250    7.500     .0350     7.465    04/01/2026
  600051107     DYER         DEBORAH        7.375      .250    7.125     .0350     7.090    03/01/2026
  600051108     FISHER       GARY           7.375      .250    7.125     .0350     7.090    04/01/2026
  600051109     BLOOM        JAMES          7.250      .250    7.000     .0350     6.965    03/01/2026
  600051110     GOODSON      RODNEY         7.500      .250    7.250     .0350     7.215    03/01/2026
  600051111     MCSKIMMING   STEVEN         7.750      .250    7.500     .0350     7.465    03/01/2026
  600051112     EDMISTON     PAUL           7.500      .250    7.250     .0350     7.215    04/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051099     JACOBS       GARY          24298911                   $1,769.49                  05/01/1996             360
  600051100     LATHAM JR    JOHN          24299885                   $2,624.16                  05/01/1996             360
  600051101     HWANG        YOUNG         24300162                   $1,933.90                  05/01/1996             360
  600051102     ARECHAEDERRA EMILIO        24301046                   $2,391.32                  05/01/1996             360
  600051103     BRIGGS       IAIN          24301210                   $1,728.46                  05/01/1996             360
  600051104     ROSENBLUM    NATALIE       24301509                   $1,843.59                  05/01/1996             360
  600051105     PARADIS      PHILLIPPE     24302382                   $1,944.20                  05/01/1996             360
  600051106     BUTLER       MARK          24302556                   $1,782.08                  05/01/1996             360
  600051107     DYER         DEBORAH       24302622                   $1,899.36                  05/01/1996             360
  600051108     FISHER       GARY          24302663                   $2,512.33                  05/01/1996             360
  600051109     BLOOM        JAMES         24302713                   $2,899.25                  05/01/1996             360
  600051110     GOODSON      RODNEY        24302770                   $2,265.46                  05/01/1996             360
  600051111     MCSKIMMING   STEVEN        24306169                   $2,521.78                  05/01/1996             360
  600051112     EDMISTON     PAUL          24306409                   $2,041.71                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051099     JACOBS       GARY                                                                          $350,140.05    N
  600051100     LATHAM JR    JOHN                                                                          $526,367.44    N
  600051101     HWANG        YOUNG                                                                         $353,982.31    N
  600051102     ARECHAEDERRA EMILIO                                                                        $900,000.00    N
  600051103     BRIGGS       IAIN                                                                          $309,000.00    N
  600051104     ROSENBLUM    NATALIE                                                                       $335,000.00    N
  600051105     PARADIS      PHILLIPPE                                                                     $356,250.00    N
  600051106     BUTLER       MARK                                                                          $480,212.36    N
  600051107     DYER         DEBORAH                                                                       $399,709.28    N
  600051108     FISHER       GARY                                                                          $479,881.25    N
  600051109     BLOOM        JAMES                                                                         $572,005.36    N
  600051110     GOODSON      RODNEY                                                                        $418,064.52    N
  600051111     MCSKIMMING   STEVEN                                                                        $450,127.89    N
  600051112     EDMISTON     PAUL                                                                          $365,000.00    N

(vlegal.ace v1.4)                                                       Page  41
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051113     LA MARCA     ANDREW                               BELL CANYON        CA     91307      $469,300.20
  600051114     TABATABAI    ALAEDIN                              MANHATTAN B        CA     90266      $353,337.57
  600051115     GOODMAN      JEFFERY                              ALEXANDRIA         VA     22309      $629,038.28
  600051116     SHANK        HARRY                                MILLBRAE           CA     94030      $351,462.66
  600051117     BUCKLEY      KEVIN                                OAKLAND            CA     94611      $227,533.66
  600051118     HERBERT      MICHAEL                              PLEASANTON         CA     94588      $324,752.70
  600051119     XUE          CHANGQIN                             MORAGA             CA     94556      $337,459.22
  600051120     MACAYA       RICARDO                              THOUSAND OA        CA     91362      $275,814.80
  600051121     DACEY        JOHN                                 COTATI             CA     94931      $222,826.03
  600051122     PREDMORE     DARIN                                HERMOSA BEA        CA     90254      $279,797.35
  600051123     PEREZ        DAVID                                SAN RAMON          CA     94538      $342,501.92
  600051124     FOURNIER     KEITH                                TORRANCE           CA     90277      $299,547.03
  600051125     TRIFOGLIO    JOSEPH                               TRACY              CA     95376      $238,153.66
  600051126     CHAPMAN      BRUCE                                PASADENA           CA     91104      $300,705.25

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051113     LA MARCA     ANDREW         7.500      .250    7.250     .0350     7.215    03/01/2026
  600051114     TABATABAI    ALAEDIN        7.500      .250    7.250     .0350     7.215    04/01/2026
  600051115     GOODMAN      JEFFERY        7.375      .250    7.125     .0350     7.090    03/01/2026
  600051116     SHANK        HARRY          7.375      .250    7.125     .0350     7.090    03/01/2026
  600051117     BUCKLEY      KEVIN          7.125      .250    6.875     .0350     6.840    03/01/2026
  600051118     HERBERT      MICHAEL        7.375      .250    7.125     .0350     7.090    04/01/2026
  600051119     XUE          CHANGQIN       7.875      .250    7.625     .0350     7.590    03/01/2026
  600051120     MACAYA       RICARDO        8.000      .250    7.750     .0350     7.715    04/01/2026
  600051121     DACEY        JOHN           7.250      .250    7.000     .0350     6.965    04/01/2026
  600051122     PREDMORE     DARIN          7.625      .250    7.375     .0350     7.340    04/01/2026
  600051123     PEREZ        DAVID          7.625      .250    7.375     .0350     7.340    03/01/2026
  600051124     FOURNIER     KEITH          8.000      .250    7.750     .0350     7.715    03/01/2026
  600051125     TRIFOGLIO    JOSEPH         7.625      .250    7.375     .0350     7.340    03/01/2026
  600051126     CHAPMAN      BRUCE          7.375      .250    7.125     .0350     7.090    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051113     LA MARCA     ANDREW        24306672                   $3,286.31                  05/01/1996             360
  600051114     TABATABAI    ALAEDIN       24308157                   $2,472.43                  05/01/1996             360
  600051115     GOODMAN      JEFFERY       24309304                   $4,351.26                  05/01/1996             360
  600051116     SHANK        HARRY         24310179                   $2,431.18                  05/01/1996             360
  600051117     BUCKLEY      KEVIN         24310245                   $1,536.08                  05/01/1996             360
  600051118     HERBERT      MICHAEL       24310757                   $2,244.70                  05/01/1996             360
  600051119     XUE          CHANGQIN      24311706                   $2,453.64                  05/01/1996             360
  600051120     MACAYA       RICARDO       24312621                   $2,025.20                  05/01/1996             360
  600051121     DACEY        JOHN          24312654                   $1,521.26                  05/01/1996             360
  600051122     PREDMORE     DARIN         24312688                   $1,981.82       14         05/01/1996             360
  600051123     PEREZ        DAVID         24312878                   $2,427.73       12         05/01/1996             360
  600051124     FOURNIER     KEITH         24315053                   $2,201.30                  05/01/1996             360
  600051125     TRIFOGLIO    JOSEPH        24315301                   $1,688.09       18         05/01/1996             360
  600051126     CHAPMAN      BRUCE         24315699                   $2,080.08       18         05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051113     LA MARCA     ANDREW                                                                        $600,255.40    N
  600051114     TABATABAI    ALAEDIN                                                                       $442,000.00    N
  600051115     GOODMAN      JEFFERY                                                                       $900,000.00    N
  600051116     SHANK        HARRY                                                                         $440,000.00    N
  600051117     BUCKLEY      KEVIN                                                                         $285,000.00    N
  600051118     HERBERT      MICHAEL                                                                       $608,614.21    N
  600051119     XUE          CHANGQIN                                                                      $423,000.00    N
  600051120     MACAYA       RICARDO                                                                       $345,000.00    N
  600051121     DACEY        JOHN                                                                          $285,166.25    N
  600051122     PREDMORE     DARIN                                                                         $320,000.00    N
  600051123     PEREZ        DAVID                                                                         $392,000.00    N
  600051124     FOURNIER     KEITH                                                                         $424,929.19    N
  600051125     TRIFOGLIO    JOSEPH                                                                        $265,000.00    N
  600051126     CHAPMAN      BRUCE                                                                         $334,999.99    N

(vlegal.ace v1.4)                                                       Page  42
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051127     BOYSAW       STEPHEN                              SHERMAN OAK        CA     91403      $372,884.37
  600051128     ROSSY        GERARD                               SANTA MONIC        CA     90402      $396,683.20
  600051129     GIL          FRANCISCO                            CHULA VISTA        CA     91902      $307,541.39
  600051130     MANI         NARAYANA                             SAN RAMON          CA     94583      $382,257.90
  600051131     GANDHI       MANOHAR                              ENCINO             CA     91436      $239,808.08
  600051132     GERTZMAN     RICHARD                              THOUSAND OA        CA     91361      $567,088.84
  600051133     PINSKER      NEAL                                 WOODLAND HI        CA     91367      $263,644.54
  600051134     JACY         DAVID                                SAN JOSE           CA     95148      $228,537.52
  600051135     DOWNUM       ROBERT                               SAN RAMON          CA     94583      $254,910.27
  600051136     LAMAR        GERALDINE                            CAMARILLO          CA     93010      $217,853.72
  600051137     COOPER       MYLES                                SAN DIEGO          CA     92119      $218,952.99
  600051138     ROGERS       BRYAN                                IRVINE             CA     92720      $327,511.62
  600051139     HARGROVE     JAMES                                LOS ANGELES        CA     90045      $238,153.66
  600051140     STONE        PHILIP                               PLEASANTON         CA     94566      $449,378.58

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051127     BOYSAW       STEPHEN        7.875      .250    7.625     .0350     7.590    03/01/2026
  600051128     ROSSY        GERARD         6.875      .250    6.625     .0350     6.590    03/01/2026
  600051129     GIL          FRANCISCO      7.500      .250    7.250     .0350     7.215    03/01/2026
  600051130     MANI         NARAYANA       7.750      .250    7.500     .0350     7.465    03/01/2026
  600051131     GANDHI       MANOHAR        7.125      .250    6.875     .0350     6.840    04/01/2026
  600051132     GERTZMAN     RICHARD        7.125      .250    6.875     .0350     6.840    03/01/2026
  600051133     PINSKER      NEAL           8.000      .250    7.750     .0350     7.715    03/01/2026
  600051134     JACY         DAVID          7.375      .250    7.125     .0350     7.090    03/01/2026
  600051135     DOWNUM       ROBERT         7.375      .250    7.125     .0350     7.090    03/01/2026
  600051136     LAMAR        GERALDINE      8.000      .250    7.750     .0350     7.715    04/01/2026
  600051137     COOPER       MYLES          8.000      .250    7.750     .0350     7.715    04/01/2026
  600051138     ROGERS       BRYAN          7.500      .250    7.250     .0350     7.215    03/01/2026
  600051139     HARGROVE     JAMES          7.625      .250    7.375     .0350     7.340    03/01/2026
  600051140     STONE        PHILIP         7.875      .250    7.625     .0350     7.590    03/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051127     BOYSAW       STEPHEN       24315962                   $2,707.41       12         05/01/1996             360
  600051128     ROSSY        GERARD        24316838                   $2,627.72                  05/01/1996             360
  600051129     GIL          FRANCISCO     24317117                   $2,153.59                  05/01/1996             360
  600051130     MANI         NARAYANA      24317380                   $2,742.43       14         05/01/1996             360
  600051131     GANDHI       MANOHAR       24317422                   $1,616.92                  05/01/1996             360
  600051132     GERTZMAN     RICHARD       24318735                   $3,826.73                  05/01/1996             360
  600051133     PINSKER      NEAL          24319360                   $1,937.14                  05/01/1996             360
  600051134     JACY         DAVID         24319402                   $1,602.37       14         05/01/1996             360
  600051135     DOWNUM       ROBERT        24320269                   $1,763.30                  05/01/1996             360
  600051136     LAMAR        GERALDINE     24320483                   $1,599.61       14         05/01/1996             360
  600051137     COOPER       MYLES         24320616                   $1,607.68       12         05/01/1996             360
  600051138     ROGERS       BRYAN         24321184                   $2,293.43        1         05/01/1996             360
  600051139     HARGROVE     JAMES         24322729                   $1,688.09       14         05/01/1996             360
  600051140     STONE        PHILIP        24322828                   $3,262.82                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051127     BOYSAW       STEPHEN                                                                       $414,888.89    N
  600051128     ROSSY        GERARD                                                                        $862,068.93    N
  600051129     GIL          FRANCISCO                                                                     $385,000.00    N
  600051130     MANI         NARAYANA                                                                      $425,333.33    N
  600051131     GANDHI       MANOHAR                                                                       $450,281.43    N
  600051132     GERTZMAN     RICHARD                                                                       $710,000.00    N
  600051133     PINSKER      NEAL                                                                          $330,000.00    N
  600051134     JACY         DAVID                                                                         $270,081.48    N
  600051135     DOWNUM       ROBERT                                                                        $319,125.00    N
  600051136     LAMAR        GERALDINE                                                                     $229,957.80    N
  600051137     COOPER       MYLES                                                                         $243,444.44    N
  600051138     ROGERS       BRYAN                                                                         $364,849.83    N
  600051139     HARGROVE     JAMES                                                                         $265,000.00    N
  600051140     STONE        PHILIP                                                                        $679,758.34    N

(vlegal.ace v1.4)                                                       Page  43
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051141     MCCARTHY     MICHAEL                              MALIBU AREA        CA     90265      $284,065.69
  600051142     SCAPPA       STEPHEN                              PACIFIC PAL        CA     90272      $318,118.34
  600051143     LAWSON       JEFFREY                              GLENDALE           CA     91201      $224,833.02
  600051144     BOGGIE       W                                    PALO ALTO          CA     94306      $236,655.83
  600051145     HOUSER       ERIC                                 NEWPORT BEA        CA     92663      $648,001.62
  600051146     EDLEMAN      SPENCER                              SAVANNAH           GA     31404      $250,827.26
  600051147     MAY          STEVEN                               LOS ANGELES        CA     90064      $259,921.00
  600051148     CHANG        SANG                                 SAN FRANCIS        CA     94127      $467,652.67
  600051149     PINGREE JR   KENNETH                              LOS ANGELES        CA     90049      $259,315.72
  600051150     SPITZER      SAMUEL                               MILPITAS           CA     95035      $224,849.02
  600051151     NAUMCHIK     CHRISTOPHER                          SALINAS            CA     93907      $256,704.51
  600051152     BARNETT      DONALD                               GREAT FALLS        VA     22066      $649,517.61
  600051153     SCHNEIDER    ERIC                                 DANVILLE           CA     94526      $470,883.83
  600051154     OWENS        EDWARD                               DANVILLE           CA     94526      $279,593.40

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051141     MCCARTHY     MICHAEL        7.375      .250    7.125     .0350     7.090    03/01/2026
  600051142     SCAPPA       STEPHEN        7.375      .250    7.125     .0350     7.090    03/01/2026
  600051143     LAWSON       JEFFREY        7.500      .250    7.250     .0350     7.215    04/01/2026
  600051144     BOGGIE       W              7.625      .250    7.375     .0350     7.340    03/01/2026
  600051145     HOUSER       ERIC           7.375      .250    7.125     .0350     7.090    03/01/2026
  600051146     EDLEMAN      SPENCER        7.875      .250    7.625     .0350     7.590    04/01/2026
  600051147     MAY          STEVEN         7.875      .250    7.625     .0350     7.590    04/01/2026
  600051148     CHANG        SANG           7.500      .250    7.250     .0350     7.215    04/01/2026
  600051149     PINGREE JR   KENNETH        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051150     SPITZER      SAMUEL         8.000      .250    7.750     .0350     7.715    04/01/2026
  600051151     NAUMCHIK     CHRISTOPHER    7.375      .250    7.125     .0350     7.090    04/01/2026
  600051152     BARNETT      DONALD         7.500      .250    7.250     .0350     7.215    04/01/2026
  600051153     SCHNEIDER    ERIC           8.000      .250    7.750     .0350     7.715    04/01/2026
  600051154     OWENS        EDWARD         7.750      .250    7.500     .0350     7.465    03/01/2026

                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600051141     MCCARTHY     MICHAEL      24322950                   $1,964.98                  05/01/1996             360
  600051142     SCAPPA       STEPHEN      24323115                   $2,203.26                  05/01/1996             360
  600051143     LAWSON       JEFFREY      24324519                   $1,573.23                  05/01/1996             360
  600051144     BOGGIE       W            24324568                   $1,677.48                  05/01/1996             360
  600051145     HOUSER       ERIC         24325003                   $4,489.39                  05/01/1996             360
  600051146     EDLEMAN      SPENCER      24325649                   $1,819.93        2         05/01/1996             360
  600051147     MAY          STEVEN       24326381                   $1,885.91        1         05/01/1996             360
  600051148     CHANG        SANG         24328262                   $3,272.33                  05/01/1996             360
  600051149     PINGREE JR   KENNETH      24328270                   $1,877.01                  05/01/1996             360
  600051150     SPITZER      SAMUEL       24328296                   $1,650.98        1         05/01/1996             360
  600051151     NAUMCHIK     CHRISTOPHER  24329401                   $1,774.35                  05/01/1996             360
  600051152     BARNETT      DONALD       24329559                   $4,544.89                  05/01/1996             360
  600051153     SCHNEIDER    ERIC         24329914                   $3,457.50                  05/01/1996             360
  600051154     OWENS        EDWARD       24329963                   $2,005.96                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051141     MCCARTHY     MICHAEL                                                                       $534,774.43    N
  600051142     SCAPPA       STEPHEN                                                                       $490,015.38    N
  600051143     LAWSON       JEFFREY                                                                       $299,600.54    N
  600051144     BOGGIE       W                                                                             $579,462.07    N
  600051145     HOUSER       ERIC                                                                          $830,140.45    N
  600051146     EDLEMAN      SPENCER                                                                       $278,888.89    N
  600051147     MAY          STEVEN                                                                        $289,000.00    N
  600051148     CHANG        SANG                                                                          $594,663.30    N
  600051149     PINGREE JR   KENNETH                                                                       $700,534.72    N
  600051150     SPITZER      SAMUEL                                                                        $250,000.00    N
  600051151     NAUMCHIK     CHRISTOPHER                                                                   $367,000.00    N
  600051152     BARNETT      DONALD                                                                      $1,224,105.51    N
  600051153     SCHNEIDER    ERIC                                                                          $589,000.00    N
  600051154     OWENS        EDWARD                                                                        $350,000.00    N

(vlegal.ace v1.4)                                                       Page  44
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051155     BRUNSTEIN    DAVID                                SAN MATEO          CA     94403      $423,414.49
  600051156     BRODSKY      SUSAN                                WASHINGTON         DC     20015      $287,619.81
  600051157     MOORE        PATRICK                              BRENTWOOD          TN     37027      $479,693.92
  600051158     JONES        RICHARD                              ISLE OF PAL        SC     29451      $342,312.17
  600051159     JOHNSON      JON                                  SIMI VALLEY        CA     93065      $354,094.70
  600051160     GARDNER      SCOTT                                SAN JOSE           CA     95127      $383,715.01
  600051161     GUINANE  SR  THOMAS                               MORGAN HILL        CA     95037      $269,198.57
  600051162     ZILBERGELD   BERNARD                              OAKLAND            CA     94602      $244,644.21
  600051163     DOSHI        KAMLESH                              RANCHO PALO        CA     90274      $385,990.83
  600051164     POOLE        L                                    PALO ALTO          CA     94303      $459,675.33
  600051165     SLUDER       LEESA                                GREENSBORO         NC     27408      $265,802.58
  600051166     MACK         DEXTER                               CHINO HILLS        CA     91709      $259,891.99
  600051167     REKHI        UPENDER J                            LOS GATOS          CA     95030      $499,628.92
  600051168     BEDROSIAN    BRIAN                                SAN CARLOS         CA     94070      $339,760.02

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051155     BRUNSTEIN    DAVID          7.875      .250    7.625     .0350     7.590    03/01/2026
  600051156     BRODSKY      SUSAN          7.125      .250    6.875     .0350     6.840    04/01/2026
  600051157     MOORE        PATRICK        8.250      .250    8.000     .0350     7.965    04/01/2026
  600051158     JONES        RICHARD        6.875      .250    6.625     .0350     6.590    04/01/2026
  600051159     JOHNSON      JON            7.625      .250    7.375     .0350     7.340    03/01/2026
  600051160     GARDNER      SCOTT          7.500      .250    7.250     .0350     7.215    04/01/2026
  600051161     GUINANE  SR  THOMAS         7.500      .250    7.250     .0350     7.215    03/01/2026
  600051162     ZILBERGELD   BERNARD        7.625      .250    7.375     .0350     7.340    03/01/2026
  600051163     DOSHI        KAMLESH        8.000      .250    7.750     .0350     7.715    04/01/2026
  600051164     POOLE        L              7.750      .250    7.500     .0350     7.465    04/01/2026
  600051165     SLUDER       LEESA          7.500      .250    7.250     .0350     7.215    04/01/2026
  600051166     MACK         DEXTER         7.125      .250    6.875     .0350     6.840    04/01/2026
  600051167     REKHI        UPENDER J      7.500      .250    7.250     .0350     7.215    04/01/2026
  600051168     BEDROSIAN    BRIAN          7.750      .250    7.500     .0350     7.465    04/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051155     BRUNSTEIN    DAVID         24330482                   $3,074.30                  05/01/1996             360
  600051156     BRODSKY      SUSAN         24331100                   $1,939.30        2         05/01/1996             360
  600051157     MOORE        PATRICK       24331423                   $3,606.08                  05/01/1996             360
  600051158     JONES        RICHARD       24333387                   $2,250.64                  05/01/1996             360
  600051159     JOHNSON      JON           24333890                   $2,512.67                  05/01/1996             360
  600051160     GARDNER      SCOTT         24333924                   $2,684.99                  05/01/1996             360
  600051161     GUINANE  SR  THOMAS        24334005                   $1,885.09                  05/01/1996             360
  600051162     ZILBERGELD   BERNARD       24334567                   $1,734.10                  05/01/1996             360
  600051163     DOSHI        KAMLESH       24334856                   $2,834.17                  05/01/1996             360
  600051164     POOLE        L             24334906                   $3,295.50                  05/01/1996             360
  600051165     SLUDER       LEESA         24335184                   $1,859.92                  05/01/1996             360
  600051166     MACK         DEXTER        24336026                   $1,752.35       12         05/01/1996             360
  600051167     REKHI        UPENDER J     24336455                   $3,496.08                  05/01/1996             360
  600051168     BEDROSIAN    BRIAN         24336562                   $2,435.81                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051155     BRUNSTEIN    DAVID                                                                         $530,000.00    N
  600051156     BRODSKY      SUSAN                                                                         $303,000.00    N
  600051157     MOORE        PATRICK                                                                       $624,999.98    N
  600051158     JONES        RICHARD                                                                       $464,857.55    N
  600051159     JOHNSON      JON                                                                           $449,936.62    N
  600051160     GARDNER      SCOTT                                                                         $480,000.00    N
  600051161     GUINANE  SR  THOMAS                                                                        $337,000.00    N
  600051162     ZILBERGELD   BERNARD                                                                       $395,161.29    N
  600051163     DOSHI        KAMLESH                                                                       $540,000.00    N
  600051164     POOLE        L                                                                             $575,000.00    N
  600051165     SLUDER       LEESA                                                                         $355,140.18    N
  600051166     MACK         DEXTER                                                                        $289,321.46    N
  600051167     REKHI        UPENDER J                                                                     $840,336.13    N
  600051168     BEDROSIAN    BRIAN                                                                         $425,000.00    N

(vlegal.ace v1.4)                                                       Page  45
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051169     ROWLAND      JAMES                                BERKELEY           CA     94707      $316,552.86
  600051170     MILLAR       DONALD                               PASADENA           CA     91105      $299,530.53
  600051171     FERENBACH    RICHARD                              GRAY               TN     37601      $299,553.31
  600051172     CHENIAE      RICHARD                              VIRGINIA BE        VA     23455      $366,228.00
  600051173     FEEHAN       HUBERT                               MCLEAN             NC     22101      $599,587.08
  600051174     MAHONEY      ROBERT                               ANNANDALE          VA     22003      $269,804.58
  600051175     GAN          LAWRENCE                             SAN FRANCIS        CA     94111      $242,828.48
  600051176     CECE         SAVERIO                              SAN JOSE           CA     95126      $332,501.71
  600051177     JOHNSON      PAUL                                 BERKELEY           CA     94707      $271,826.55
  600051178     DAVIDSON JR  J                                    CASHIER            NC     28717      $253,833.84
  600051179     HLASNICK     DANIEL                               HILLSBOROUG        NC     27278      $227,759.13
  600051180     LEWIS        JUDY                                 WASHINGTON         DC     20007      $290,778.57
  600051181     VORE         JIM                                  WASHINGTON         DC     20003      $233,826.33
  600051182     GIBBONS      WILLIAM                              NORFOLK            VA     23509      $393,707.59

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051169     ROWLAND      JAMES          7.250      .250    7.000     .0350     6.965    04/01/2026
  600051170     MILLAR       DONALD         7.250      .250    7.000     .0350     6.965    03/01/2026
  600051171     FERENBACH    RICHARD        7.500      .250    7.250     .0350     7.215    03/01/2026
  600051172     CHENIAE      RICHARD        7.500      .250    7.250     .0350     7.215    04/01/2026
  600051173     FEEHAN       HUBERT         7.875      .250    7.625     .0350     7.590    04/01/2026
  600051174     MAHONEY      ROBERT         7.625      .250    7.375     .0350     7.340    04/01/2026
  600051175     GAN          LAWRENCE       7.750      .250    7.500     .0350     7.465    04/01/2026
  600051176     CECE         SAVERIO        8.000      .250    7.750     .0350     7.715    03/01/2026
  600051177     JOHNSON      PAUL           8.250      .250    8.000     .0350     7.965    04/01/2026
  600051178     DAVIDSON JR  J              8.125      .250    7.875     .0350     7.840    04/01/2026
  600051179     HLASNICK     DANIEL         7.750      .250    7.500     .0350     7.465    04/01/2026
  600051180     LEWIS        JUDY           7.375      .250    7.125     .0350     7.090    04/01/2026
  600051181     VORE         JIM            7.500      .250    7.250     .0350     7.215    04/01/2026
  600051182     GIBBONS      WILLIAM        7.500      .250    7.250     .0350     7.215    04/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051169     ROWLAND      JAMES         24336836                   $2,161.14                  05/01/1996             360
  600051170     MILLAR       DONALD        24337081                   $2,046.53                  05/01/1996             360
  600051171     FERENBACH    RICHARD       24339079                   $2,097.65                  05/01/1996             360
  600051172     CHENIAE      RICHARD       24339616                   $2,562.63                  05/01/1996             360
  600051173     FEEHAN       HUBERT        24340101                   $4,350.42                  05/01/1996             360
  600051174     MAHONEY      ROBERT        24342933                   $1,911.05                  05/01/1996             360
  600051175     GAN          LAWRENCE      24343394                   $1,740.89       12         05/01/1996             360
  600051176     CECE         SAVERIO       24344533                   $2,443.07        1         05/01/1996             360
  600051177     JOHNSON      PAUL          24345068                   $2,043.45                  05/01/1996             360
  600051178     DAVIDSON JR  J             24347395                   $1,885.95                  05/01/1996             360
  600051179     HLASNICK     DANIEL        24348955                   $1,632.85                  05/01/1996             360
  600051180     LEWIS        JUDY          24349615                   $2,009.87                  05/01/1996             360
  600051181     VORE         JIM           24349623                   $1,636.17       14         05/01/1996             360
  600051182     GIBBONS      WILLIAM       24351496                   $2,754.91                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051169     ROWLAND      JAMES                                                                         $396,000.00    N
  600051170     MILLAR       DONALD                                                                        $449,775.13    N
  600051171     FERENBACH    RICHARD                                                                       $400,000.00    N
  600051172     CHENIAE      RICHARD                                                                       $514,747.21    N
  600051173     FEEHAN       HUBERT                                                                      $1,500,000.00    N
  600051174     MAHONEY      ROBERT                                                                        $361,930.30    N
  600051175     GAN          LAWRENCE                                                                      $270,000.00    N
  600051176     CECE         SAVERIO                                                                       $369,944.44    N
  600051177     JOHNSON      PAUL                                                                          $340,000.00    N
  600051178     DAVIDSON JR  J                                                                             $342,780.04    N
  600051179     HLASNICK     DANIEL                                                                        $284,900.00    N
  600051180     LEWIS        JUDY                                                                          $370,229.02    N
  600051181     VORE         JIM                                                                           $262,921.35    N
  600051182     GIBBONS      WILLIAM                                                                       $566,906.47    N

(vlegal.ace v1.4)                                                       Page  46
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----     ------------
  600051183     FREESE       HARRY                                CUMMING            GA     30131      $313,655.17
  600051184     MOLITOR      KENNETH                              PLANO              TX     75093      $423,301.02
  600051185     FRANKLIN     BRUCE                                DANVILLE           CA     94526      $534,641.02
  600051186     REDDY        DWARAKNATH                           CLAREMONT          CA     91711      $579,092.36
  600051187     MERCADO      ANTONIO                              WALNUT CREE        CA     94598      $233,447.19
  600051188     SINES JR     JOHN                                 OOLTEWAH           TN     37363      $299,788.26
  600051189     PERETH       HENRY                                FORT WORTH         TX     76110      $378,901.83
  600051190     WOLFE        VIRGINIA                             BERKELEY           CA     94707      $251,822.14
  600051191     HYDON        DEREK                                PACIFIC PAL        CA     90272      $343,686.25
  600051192     PRESTON      MICHAEL                              GLENDORA           CA     91741      $219,848.59
  600051193     PETERSON     CHRISTINA                            LONG BEACH         CA     90803      $599,565.73
  600051194     ASHWORTH     PHILIP                               SAUGUS             CA     91350      $366,927.48
  600051195     BALDWIN      PATRICIA                             LOS ALTOS          CA     94022      $649,529.55
  600051196     REYES        VENICE                               GILROY             CA     95020      $238,839.63

                                           INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                     RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------        --------    -----  ------     -----   ------      --------
  600051183     FREESE       HARRY          7.750      .250    7.500     .0350     7.465    03/01/2026
  600051184     MOLITOR      KENNETH        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051185     FRANKLIN     BRUCE          8.000      .250    7.750     .0350     7.715    04/01/2026
  600051186     REDDY        DWARAKNATH     7.250      .250    7.000     .0350     6.965    03/01/2026
  600051187     MERCADO      ANTONIO        8.125      .250    7.875     .0350     7.840    04/01/2026
  600051188     SINES JR     JOHN           7.750      .250    7.500     .0350     7.465    04/01/2026
  600051189     PERETH       HENRY          7.750      .250    7.500     .0350     7.465    04/01/2026
  600051190     WOLFE        VIRGINIA       7.750      .250    7.500     .0350     7.465    04/01/2026
  600051191     HYDON        DEREK          8.375      .250    8.125     .0350     8.090    04/01/2026
  600051192     PRESTON      MICHAEL        7.875      .250    7.625     .0350     7.590    04/01/2026
  600051193     PETERSON     CHRISTINA      7.625      .250    7.375     .0350     7.340    04/01/2026
  600051194     ASHWORTH     PHILIP         7.500      .250    7.250     .0350     7.215    04/01/2026
  600051195     BALDWIN      PATRICIA       7.625      .250    7.375     .0350     7.340    04/01/2026
  600051196     REYES        VENICE         8.000      .250    7.750     .0350     7.715    04/01/2026

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                     S/S LOAN #                 P & I PMT       CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600051183     FREESE       HARRY         24353492                   $2,250.26       18         05/01/1996             360
  600051184     MOLITOR      KENNETH       24354219                   $3,034.73                  05/01/1996             360
  600051185     FRANKLIN     BRUCE         24357725                   $3,925.65                  05/01/1996             360
  600051186     REDDY        DWARAKNATH    24360265                   $3,956.62                  05/01/1996             360
  600051187     MERCADO      ANTONIO       24360299                   $1,734.48                  05/01/1996             360
  600051188     SINES JR     JOHN          24361073                   $2,149.24                  05/01/1996             360
  600051189     PERETH       HENRY         24365892                   $2,722.01                  05/01/1996             360
  600051190     WOLFE        VIRGINIA      24366973                   $1,805.36                  05/01/1996             360
  600051191     HYDON        DEREK         24374456                   $2,613.89                  05/01/1996             360
  600051192     PRESTON      MICHAEL       24381105                   $1,595.16                  05/01/1996             360
  600051193     PETERSON     CHRISTINA     24384885                   $4,246.77                  05/01/1996             360
  600051194     ASHWORTH     PHILIP        24386997                   $2,567.52                  05/01/1996             360
  600051195     BALDWIN      PATRICIA      24387284                   $4,600.66                  05/01/1996             360
  600051196     REYES        VENICE        24391252                   $1,753.70                  05/01/1996             360

                                            PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                     CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051183     FREESE       HARRY                                                                         $349,000.00    N
  600051184     MOLITOR      KENNETH                                                                       $532,830.19    N
  600051185     FRANKLIN     BRUCE                                                                         $679,796.72    N
  600051186     REDDY        DWARAKNATH                                                                    $729,559.75    N
  600051187     MERCADO      ANTONIO                                                                       $292,000.00    N
  600051188     SINES JR     JOHN                                                                          $400,000.00    N
  600051189     PERETH       HENRY                                                                         $505,252.68    N
  600051190     WOLFE        VIRGINIA                                                                      $315,000.00    N
  600051191     HYDON        DEREK                                                                         $429,875.00    N
  600051192     PRESTON      MICHAEL                                                                       $309,859.15    N
  600051193     PETERSON     CHRISTINA                                                                   $1,000,000.00    N
  600051194     ASHWORTH     PHILIP                                                                        $459,000.00    N
  600051195     BALDWIN      PATRICIA                                                                      $830,140.45    N
  600051196     REYES        VENICE                                                                        $384,863.14    N

(vlegal.ace v1.4)                                                       Page  47
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051197     PARENT       KRISTINA                                     SAN ANTONIO        TX     78212      $275,819.45
  600051198     OCARROLL     BRENDA                                       SHERMAN OAK        CA     91403      $371,774.64
  600051199     ARMSTRONG JR EMANUEL                                      SAN JOSE           CA     95148      $236,352.99
  600051200     PEDROIA      JOHN                                         TAHOE CITY         CA     96145      $291,827.60
  600051201     VILLALOBOS   SERGIO                                       WOODLAND           CA     95695      $295,806.37
  600051202     JOEL MORGENSTERN              881 GAPTER ROAD             BOULDER, CO        CO     80303      $349,793.37
  600051203     RONALD CAPOCELLI              1031 GLACIER AVENUE         PACIFICA, CA       CA     94044       $93,000.00
  600051204     CATHERINE C BROWN             2561 EAST BROAD STREET      BEXLEY, OH         OH     43209      $217,000.00
  600051205     ALAN R & STEPHANIE R AMAT     17505 CRAWLEY ROAD          ODESSA, FL         FL     33556      $349,333.33
  600051206     GLADA RAYE COMBS              5516 GULF BOULEVARD         SOUTH PADRE ISL    TX     78597      $319,296.26
  600051207     ROBERT J & GERTRUD M SOUS     31210 SILVER SPUR TRAIL     FAIR OAKS RANCH    TX     78015      $233,650.92
  600051208     JEFF & CARY P KAVY            210 BOX OAK                 SHAVANO PARK, T    TX     78230      $325,000.00
  600051209     NORMAN J & MARGARET M SCH     27485 NORTH HILLCREST PLA   VALENCIA, CA       CA     91354      $250,913.65
  600051210     ROBERT M & CATHERINE M GR     13355 WILLIAM MYERS COURT   PALM BEACH GARD    FL     33418      $260,000.00

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051197     PARENT       KRISTINA            8.125      .250    7.875     .0350     7.840    04/01/2026
  600051198     OCARROLL     BRENDA              8.500      .250    8.250     .0350     8.215    04/01/2026
  600051199     ARMSTRONG JR EMANUEL             8.375      .250    8.125     .0350     8.090    04/01/2026
  600051200     PEDROIA      JOHN                8.625      .250    8.375     .0350     8.340    04/01/2026
  600051201     VILLALOBOS   SERGIO              8.125      .250    7.875     .0350     7.840    04/01/2026
  600051202     JOEL MORGENSTERN                 8.625      .250    8.375     .0350     8.340    04/01/2026
  600051203     RONALD CAPOCELLI                 8.375      .250    8.125     .0350     8.090    05/01/2026
  600051204     CATHERINE C BROWN                8.250      .250    8.000     .0350     7.965    05/01/2026
  600051205     ALAN R & STEPHANIE R AMAT        8.000      .250    7.750     .0350     7.715    04/01/2026
  600051206     GLADA RAYE COMBS                 8.250      .250    8.000     .0350     7.965    04/01/2026
  600051207     ROBERT J & GERTRUD M SOUS        8.250      .250    8.000     .0350     7.965    04/01/2026
  600051208     JEFF & CARY P KAVY               8.250      .250    8.000     .0350     7.965    05/01/2026
  600051209     NORMAN J & MARGARET M SCH        7.500      .250    7.250     .0350     7.215    04/01/2026
  600051210     ROBERT M & CATHERINE M GR        8.125      .250    7.875     .0350     7.840    05/01/2026

                                                                                          MI        INTEREST             LOAN
  LOAN #       BORROWER                          S/S LOAN #               P & I PMT       CO         PAID-TO             TERM
  ------       --------------------             ---------------          ---------        --        --------             ----
  600051197     PARENT       KRISTINA           24398034                 $2,049.30                  05/01/1996           360
  600051198     OCARROLL     BRENDA             24402240                 $2,860.36                  05/01/1996           360
  600051199     ARMSTRONG JR EMANUEL            24403123                 $1,797.58                  05/01/1996           360
  600051200     PEDROIA      JOHN               24404949                 $2,271.15                  05/01/1996           360
  600051201     VILLALOBOS   SERGIO             24433906                 $2,197.80                  05/01/1996           360
  600051202     JOEL MORGENSTERN                1000478                  $2,722.26                  05/01/1996           360
  600051203     RONALD CAPOCELLI                1000523                    $706.87                  05/01/1996           360
  600051204     CATHERINE C BROWN               1004091                  $1,630.25        2         05/01/1996           360
  600051205     ALAN R & STEPHANIE R AMAT       1015409                  $2,568.18                  05/01/1996           360
  600051206     GLADA RAYE COMBS                1016351                  $2,400.30        7         05/01/1996           360
  600051207     ROBERT J & GERTRUD M SOUS       1016616                  $1,756.46                  05/01/1996           360
  600051208     JEFF & CARY P KAVY              1017331                  $2,441.62                  05/01/1996           360
  600051209     NORMAN J & MARGARET M SCH       1024323                  $1,755.73                  05/01/1996           360
  600051210     ROBERT M & CATHERINE M GR       1025381                  $1,930.49                  05/01/1996           360

                                               PER      LIFE      LIFE      GROSS       NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                        CAP      FLOOR     CAP       MARGIN     MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------            ----     -----     ----      ------     ------     ------     -----------   ------
  600051197     PARENT       KRISTINA                                                                        $345,000.00    N
  600051198     OCARROLL     BRENDA                                                                          $465,000.00    N
  600051199     ARMSTRONG JR EMANUEL                                                                         $309,150.33    N
  600051200     PEDROIA      JOHN                                                                            $365,000.00    N
  600051201     VILLALOBOS   SERGIO                                                                          $370,000.00    N
  600051202     JOEL MORGENSTERN               .00                                                           $690,000.00    N
  600051203     RONALD CAPOCELLI               .00                                                           $295,000.00    N
  600051204     CATHERINE C BROWN              .00                                                           $252,000.00    N
  600051205     ALAN R & STEPHANIE R AMAT      .00                                                           $472,000.00    N
  600051206     GLADA RAYE COMBS               .00                                                           $355,000.00    N
  600051207     ROBERT J & GERTRUD M SOUS      .00                                                           $335,000.00    N
  600051208     JEFF & CARY P KAVY             .00                                                           $520,000.00    N
  600051209     NORMAN J & MARGARET M SCH      .00                                                           $313,924.00    N
  600051210     ROBERT M & CATHERINE M GR      .00                                                           $325,000.00    N

(vlegal.ace v1.4)                                                       Page  48
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051211     TERRENCE M & MICHELE R GI     4487 E. DESERT LANE         GILBERT, AZ        AZ     85236      $340,000.00
  600051212     CARLOS L & HILDA D ARTEAG     9417 BROOKVIEW DRIVE        BRENTWOOD, TN      TN     37027      $271,798.14
  600051213     HOANG LAN THI NGUYEN          10708 BEXLEY DRIVE          HOUSTON, TX        TX     77099       $22,400.00
  600051214     SCOTT M & JEANNE ZALIBRA      1638 EAST AVENIDA MONTE V   SAN DIMAS, CA      CA     91773      $211,350.00
  600051215     JAKOB MANS CARNEMARK          1597 REDDING ROAD           FAIRFIELD, CT      CT     6430       $458,000.00
  600051216     RONALD R & MAUREEN A DIES     1100 GLEN ECHO LANE         MILFORD, OH        OH     45150      $286,726.13
  600051217     WILLIAM A & RANDALL RASCE     6253 VIA DE ADRIANNA        SAN JOSE, CA       CA     95120      $263,504.28
  600051218     SHERRIE SMITH SCOTT           790 BRANCHVIEW DRIVE        ATLANTA, GA        GA     30311      $271,500.00
  600051219     RICHARD ROSENFELD             17 ROBERT CRESCENT          OLD FIELD SOUTH    NY     11790      $256,340.57
  600051220     RICHARD ALAN & LYDIA A HO     8328 FORT HUNT RD           ALEXANDRIA, VA     VA     22308      $299,042.96
  600051221     THOMAS P WELCH & JAMES A      9540 NW ENGLEMAN DRIVE      PORTLAND, OR       OR     97229      $303,270.85
  600051222     BRUCE E & MAUREEN A HAMIL     9 NATHANIEL GUILD RD        SHARON, MA         MA     2067       $237,000.00
  600051223     THERESA MARIE SANDERS         31620 NORTHEAST 129TH STR   DUVALL, WA         WA     98019      $359,950.00
  600051224     STEVEN D & TAMMY A DURHAM     212 ROYAL OAKS DRIVE        ANDERSON, SC       SC     29625      $270,000.00

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051211     TERRENCE M & MICHELE R GI        8.375      .250    8.125     .0350     8.090    05/01/2026
  600051212     CARLOS L & HILDA D ARTEAG        7.500      .250    7.250     .0350     7.215    04/01/2026
  600051213     HOANG LAN THI NGUYEN             8.125      .250    7.875     .0350     7.840    05/01/2026
  600051214     SCOTT M & JEANNE ZALIBRA         8.625      .250    8.375     .0350     8.340    05/01/2026
  600051215     JAKOB MANS CARNEMARK             8.750      .250    8.500     .0350     8.465    05/01/2026
  600051216     RONALD R & MAUREEN A DIES        8.500      .250    8.250     .0350     8.215    04/01/2026
  600051217     WILLIAM A & RANDALL RASCE        8.375      .250    8.125     .0350     8.090    02/01/2026
  600051218     SHERRIE SMITH SCOTT              8.625      .250    8.375     .0350     8.340    05/01/2026
  600051219     RICHARD ROSENFELD                8.375      .250    8.125     .0350     8.090    04/01/2026
  600051220     RICHARD ALAN & LYDIA A HO        6.875      .250    6.625     .0350     6.590    04/01/2026
  600051221     THOMAS P WELCH & JAMES A         8.625      .250    8.375     .0350     8.340    04/01/2026
  600051222     BRUCE E & MAUREEN A HAMIL        8.375      .250    8.125     .0350     8.090    05/01/2026
  600051223     THERESA MARIE SANDERS            8.375      .250    8.125     .0350     8.090    05/01/2026
  600051224     STEVEN D & TAMMY A DURHAM        8.125      .250    7.875     .0350     7.840    05/01/2026

                                                                                        MI        INTEREST            LOAN
  LOAN #       BORROWER                          S/S LOAN #             P & I PMT       CO         PAID-TO            TERM
  ------       --------------------             ---------------        ---------        --        --------            ----
  600051211     TERRENCE M & MICHELE R GI       1035145                $2,584.25                  05/01/1996          360
  600051212     CARLOS L & HILDA D ARTEAG       1037043                $1,901.86                  05/01/1996          360
  600051213     HOANG LAN THI NGUYEN            1045143                  $166.32                  05/01/1996          360
  600051214     SCOTT M & JEANNE ZALIBRA        1055818                $1,643.86        3         05/01/1996          360
  600051215     JAKOB MANS CARNEMARK            1066225                $3,603.09                  05/01/1996          360
  600051216     RONALD R & MAUREEN A DIES       1080273                $2,206.79       19         05/01/1996          360
  600051217     WILLIAM A & RANDALL RASCE       1082052                $2,006.59                  05/01/1996          360
  600051218     SHERRIE SMITH SCOTT             1089252                $2,111.70       19         05/01/1996          360
  600051219     RICHARD ROSENFELD               1105500                $1,949.59        2         05/01/1996          360
  600051220     RICHARD ALAN & LYDIA A HO       1106070                $1,970.79                  05/01/1996          360
  600051221     THOMAS P WELCH & JAMES A        1154082                $2,360.20       19         05/01/1996          360
  600051222     BRUCE E & MAUREEN A HAMIL       1162055                $1,801.37                  05/01/1996          360
  600051223     THERESA MARIE SANDERS           1170281                $2,735.88                  05/01/1996          360
  600051224     STEVEN D & TAMMY A DURHAM       1202767                $2,004.74       19         05/01/1996          360

                                              PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------     ------     -----------   ------
  600051211     TERRENCE M & MICHELE R GI     .00                                                            $455,000.00    N
  600051212     CARLOS L & HILDA D ARTEAG     .00                                                            $370,000.00    N
  600051213     HOANG LAN THI NGUYEN          .00                                                             $32,000.00    N
  600051214     SCOTT M & JEANNE ZALIBRA      .00                                                            $222,500.00    N
  600051215     JAKOB MANS CARNEMARK          .00                                                            $644,000.00    N
  600051216     RONALD R & MAUREEN A DIES     .00                                                            $306,204.00    N
  600051217     WILLIAM A & RANDALL RASCE     .00                                                            $330,000.00    N
  600051218     SHERRIE SMITH SCOTT           .00                                                            $285,880.00    N
  600051219     RICHARD ROSENFELD             .00                                                            $290,000.00    N
  600051220     RICHARD ALAN & LYDIA A HO     .00                                                            $375,000.00    N
  600051221     THOMAS P WELCH & JAMES A      .00                                                            $357,000.00    N
  600051222     BRUCE E & MAUREEN A HAMIL     .00                                                            $316,000.00    N
  600051223     THERESA MARIE SANDERS         .00                                                            $449,950.00    N
  600051224     STEVEN D & TAMMY A DURHAM     .00                                                            $300,000.00    N

(vlegal.ace v1.4)                                                       Page  49
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051225     CHARLES M & LINDA C LEECH     1207 CHRUCHILL DRIVE        GALLATIN, TN       TN     37066      $282,924.03
  600051226     PATRICK J & STACEY L MCGR     4532 FRANKLIN AVENUE        WESTERN SPRINGS    IL     60558      $281,800.96
  600051227     GARY R & SHARON J ETCHEME     2835 SW DE ARMOND DR.       CORVALLIS, OR      OR     97333      $223,100.20
  600051228     FLOYD KING & LIGAYA A MIT     44-279 KANEOHE BAY DR, #    KANEOHE, HI        HI     96744      $346,261.54
  600051229     STEVEN N. DAVIS               51 DAVIS LANE               PENNGROVE, CA      CA     94951      $182,496.21
  600051230     KENT ANDREWS                  3048 MEADOWSTONE DRIVE      SIMI VALLEY, CA    CA     93063      $237,256.18
  600051231     KENNETH M & LISA A KAHN       14825 HAWTHORNE AVE         OMAHA, NE          NE     68154      $126,000.00
  600051232     DOLAN HEARD                   1636 11TH FAIRWAY DR        BELLEVILLE, IL     IL     62220      $241,342.03
  600051233     HEJEAN KIM & ANTHONY J HO     13316 SUNNY BROOKE PLACE    POTOMAC, MD        MD     20854      $239,830.61
  600051234     ROBERT J RIEGER               13 HALIFAX COURT            ROCKVILLE, MD      MD     20850      $280,088.76
  600051235     DENNIS A & JULIE G ADELSO     11620 SWAINS LOCK TERRACE   POTOMAC, MD        MD     20855      $444,700.00
  600051236     CAROLYN G & PATRICK A HYD     6308 SWORDS WAY             BETHESDA, MD       MD     20817      $289,822.23
  600051237     ROBERT S WOODRUFF             1990 SOUTH ST PAUL STREET   DENVER, CO         CO     80212      $237,500.00
  600051238     BRENT J & TRACY D BARTA       9672 IRISHMAN'S RUN DRIVE   ZIONSVILLE, IN     IN     46077      $360,800.00

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051225     CHARLES M & LINDA C LEECH        8.375      .250    8.125     .0350     8.090    04/01/2026
  600051226     PATRICK J & STACEY L MCGR        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051227     GARY R & SHARON J ETCHEME        8.000      .250    7.750     .0350     7.715    04/01/2026
  600051228     FLOYD KING & LIGAYA A MIT        7.875      .250    7.625     .0350     7.590    04/01/2026
  600051229     STEVEN N. DAVIS                  7.475      .250    7.225     .0350     7.190    08/01/2023
  600051230     KENT ANDREWS                     8.500      .250    8.250     .0350     8.215    04/01/2026
  600051231     KENNETH M & LISA A KAHN          8.375      .250    8.125     .0350     8.090    05/01/2026
  600051232     DOLAN HEARD                      8.125      .250    7.875     .0350     7.840    04/01/2026
  600051233     HEJEAN KIM & ANTHONY J HO        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051234     ROBERT J RIEGER                  8.750      .250    8.500     .0350     8.465    04/01/2026
  600051235     DENNIS A & JULIE G ADELSO        8.500      .250    8.250     .0350     8.215    05/01/2026
  600051236     CAROLYN G & PATRICK A HYD        8.500      .250    8.250     .0350     8.215    06/01/2024
  600051237     ROBERT S WOODRUFF                8.750      .250    8.500     .0350     8.465    05/01/2026
  600051238     BRENT J & TRACY D BARTA          8.375      .250    8.125     .0350     8.090    05/01/2026

                                                                                        MI        INTEREST           LOAN
  LOAN #       BORROWER                          S/S LOAN #             P & I PMT       CO         PAID-TO           TERM
  ------       --------------------             ---------------        ---------        --        --------           ----
  600051225     CHARLES M & LINDA C LEECH       1226251                $2,151.77       12         05/01/1996         360
  600051226     PATRICK J & STACEY L MCGR       1233944                $2,020.29                  05/01/1996         360
  600051227     GARY R & SHARON J ETCHEME       1250196                $1,638.13       19         05/01/1996         360
  600051228     FLOYD KING & LIGAYA A MIT       1258591                $2,512.37                  05/01/1996         360
  600051229     STEVEN N. DAVIS                 1262573                $1,308.97                  05/01/1996         360
  600051230     KENT ANDREWS                    1264792                $1,825.40       19         05/01/1996         360
  600051231     KENNETH M & LISA A KAHN         1306950                  $957.69                  05/01/1996         360
  600051232     DOLAN HEARD                     1312461                $1,793.13        3         05/01/1996         360
  600051233     HEJEAN KIM & ANTHONY J HO       1321098                $1,719.39        3         05/01/1996         360
  600051234     ROBERT J RIEGER                 1321107                $2,204.73       19         05/01/1996         360
  600051235     DENNIS A & JULIE G ADELSO       1321581                $3,419.36                  05/01/1996         360
  600051236     CAROLYN G & PATRICK A HYD       1333679                $2,262.59                  05/01/1996         360
  600051237     ROBERT S WOODRUFF               1354259                $1,868.41       19         05/01/1996         360
  600051238     BRENT J & TRACY D BARTA         1360187                $2,742.34                  05/01/1996         360

                                               PER      LIFE      LIFE      GROSS        NET        CERT.       PROP       BUYDOWN
  LOAN #       BORROWER                        CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN       VALUE       TYPE
  ------       --------------------            ----     -----     ----      ------      ------     ------    -----------   ------
  600051225     CHARLES M & LINDA C LEECH      .00                                                           $298,000.00    N
  600051226     PATRICK J & STACEY L MCGR      .00                                                           $385,000.00    N
  600051227     GARY R & SHARON J ETCHEME      .00                                                           $235,000.00    N
  600051228     FLOYD KING & LIGAYA A MIT      .00                                                           $462,000.00    N
  600051229     STEVEN N. DAVIS                .00                                                           $252,000.00    N
  600051230     KENT ANDREWS                   .00                                                           $249,900.00    N
  600051231     KENNETH M & LISA A KAHN        .00                                                           $180,000.00    N
  600051232     DOLAN HEARD                    .00                                                           $273,000.00    N
  600051233     HEJEAN KIM & ANTHONY J HO      .00                                                           $267,275.00    N
  600051234     ROBERT J RIEGER                .00                                                           $295,000.00    N
  600051235     DENNIS A & JULIE G ADELSO      .00                                                           $622,000.00    N
  600051236     CAROLYN G & PATRICK A HYD      .00                                                           $370,000.00    N
  600051237     ROBERT S WOODRUFF              .00                                                           $250,000.00    N
  600051238     BRENT J & TRACY D BARTA        .00                                                           $458,012.00    N

(vlegal.ace v1.4)                                                       Page  50
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                           SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------     ---------------   -----   -----     ------------
  600051239     DANIEL RAY & CHOI HA LEWM     539 CINNABAR DRIVE       LIVERMORE, CA      CA     94550      $223,250.00
  600051240     JOHN A & FRANCES E LE COU     355 CHANNING WAY         PACIFICA, CA       CA     94044      $223,000.00
  600051241     SCOTT A & JANE A DEPPE        1326 COLUMBINE DR        GILLETTE, WY       WY     82718      $237,517.72
  600051242     LOUIS MENJIVAR                20 HAMPDEN TERRACE       ALHAMBRA, CA       CA     91801      $160,177.08
  600051243     RAMIRO CHAVEZ                 761 E WILSON STREET      POMONA, CA         CA     91768       $81,827.04
  600051244     GEORGINA HUNTER               500 CORONADO TRAIL       SEDONA, AZ         AZ     86336      $219,450.00
  600051245     JAMES R & BETH BUSSIAN WI     8549 E. BRONCO TRAIL     SCOTTSDALE, AZ     AZ     85255      $270,000.00
  600051246     HOWARD L & KAREN M ALBRIT     3641 BERGER ROAD         LUTZ, FL           FL     33549      $244,643.90
  600051247     DONALD L & CATHY S HOAG       2701 SE 6 STREET         POMPANO BEACH,     FL     33062      $125,270.46
  600051248     BARBARA K. MILNE              3505 STRAITWOOD CT.      ANTIOCH, CA        CA     94509      $123,142.14
  600051249     JULIUS N. SUMODOBILA          193 JAMES RIVER RD.      VALLEJO, CA        CA     94591      $163,449.35
  600051250     MARY L. NOBLE                 45775 ROGUE RIVER RD.    INDIO, CA          CA     92201       $88,988.17
  600051251     BARBARA E. BARTYZAL           20 ATTIX CIRCLE          CENTRAL POINT,     OR     97502       $62,404.45
  600051252     TIMOTHY R. HART               57392 SOUTH MORSE ROAD   WARREN, OR         OR     97053       $97,956.41

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051239     DANIEL RAY & CHOI HA LEWM        8.250      .250    8.000     .0350     7.965    05/01/2026
  600051240     JOHN A & FRANCES E LE COU        8.250      .250    8.000     .0350     7.965    05/01/2026
  600051241     SCOTT A & JANE A DEPPE           8.000      .250    7.750     .0350     7.715    02/01/2026
  600051242     LOUIS MENJIVAR                   8.125      .250    7.875     .0350     7.840    01/01/2024
  600051243     RAMIRO CHAVEZ                    8.750      .250    8.500     .0350     8.465    03/01/2024
  600051244     GEORGINA HUNTER                  8.500      .250    8.250     .0350     8.215    05/01/2026
  600051245     JAMES R & BETH BUSSIAN WI        8.500      .250    8.250     .0350     8.215    05/01/2026
  600051246     HOWARD L & KAREN M ALBRIT        8.250      .250    8.000     .0350     7.965    04/01/2026
  600051247     DONALD L & CATHY S HOAG          8.250      .250    8.000     .0350     7.965    10/01/2024
  600051248     BARBARA K. MILNE                 8.625      .250    8.375     .0350     8.340    12/01/2023
  600051249     JULIUS N. SUMODOBILA             8.375      .250    8.125     .0350     8.090    12/01/2023
  600051250     MARY L. NOBLE                    7.875      .250    7.625     .0350     7.590    12/01/2023
  600051251     BARBARA E. BARTYZAL              7.725      .250    7.475     .0350     7.440    01/01/2024
  600051252     TIMOTHY R. HART                  8.000      .250    7.750     .0350     7.715    11/01/2023

                                                                                       MI        INTEREST          LOAN
  LOAN #       BORROWER                         S/S LOAN #             P & I PMT       CO         PAID-TO          TERM
  ------       --------------------            ---------------        ---------        --        --------          ----
  600051239     DANIEL RAY & CHOI HA LEWM      1364867                $1,677.20       19         05/01/1996        360
  600051240     JOHN A & FRANCES E LE COU      1364894                $1,675.32                  05/01/1996        360
  600051241     SCOTT A & JANE A DEPPE         1405217                $1,746.36                  05/01/1996        360
  600051242     LOUIS MENJIVAR                 1457077                $1,213.70                  05/01/1996        360
  600051243     RAMIRO CHAVEZ                  1458330                  $654.47                  05/01/1996        360
  600051244     GEORGINA HUNTER                1484731                $1,687.38       19         05/01/1996        360
  600051245     JAMES R & BETH BUSSIAN WI      1484831                $2,076.07                  05/01/1996        360
  600051246     HOWARD L & KAREN M ALBRIT      1530967                $1,839.10                  05/01/1996        360
  600051247     DONALD L & CATHY S HOAG        1995258                  $953.41       12         05/01/1996        360
  600051248     BARBARA K. MILNE               2102607                  $976.57        7         05/01/1996        360
  600051249     JULIUS N. SUMODOBILA           2102938                $1,267.56       12         05/01/1996        360
  600051250     MARY L. NOBLE                  2105841                  $659.68                  05/01/1996        360
  600051251     BARBARA E. BARTYZAL            2136198                  $456.14                  05/01/1996        360
  600051252     TIMOTHY R. HART                2137788                  $736.39                  05/01/1996        360

                                               PER      LIFE      LIFE      GROSS        NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                        CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------            ----     -----     ----      ------      ------    ------     -----------   ------
  600051239     DANIEL RAY & CHOI HA LEWM      .00                                                           $235,000.00    N
  600051240     JOHN A & FRANCES E LE COU      .00                                                           $310,000.00    N
  600051241     SCOTT A & JANE A DEPPE         .00                                                           $297,500.00    N
  600051242     LOUIS MENJIVAR                 .00                                                           $206,000.00    N
  600051243     RAMIRO CHAVEZ                  .00                                                           $105,000.00    N
  600051244     GEORGINA HUNTER                .00                                                           $231,000.00    N
  600051245     JAMES R & BETH BUSSIAN WI      .00                                                           $500,000.00    N
  600051246     HOWARD L & KAREN M ALBRIT      .00                                                           $306,000.00    N
  600051247     DONALD L & CATHY S HOAG        .00                                                           $134,000.00    N
  600051248     BARBARA K. MILNE               .00                                                           $153,000.00    N
  600051249     JULIUS N. SUMODOBILA           .00                                                           $187,000.00    N
  600051250     MARY L. NOBLE                  .00                                                           $115,000.00    N
  600051251     BARBARA E. BARTYZAL            .00                                                            $95,000.00    N
  600051252     TIMOTHY R. HART                .00                                                           $145,000.00    N

(vlegal.ace v1.4)                                                       Page  51
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051253     DAVID L  MCKELL               720 W 10 NORTH              LINDON, UT         UT     84042       $88,501.20
  600051254     DON A  NEWTON                 40 TANAGER DR               GLENWOOD SPRING    CO     81601      $145,625.62
  600051255     GEORGE W & DELORES A STEV     10176 GORDON AVE            GORDONSVILLE, V    VA     22942      $131,447.79
  600051257     WILLIAM N GAULT               314 ELKHORN ROAD            ELKHORN @ SUN V    ID     83354      $536,639.68
  600051258     CRAIG L  WEINBERGER           7973 MACKLIN ST             LAS VEGAS, NV      NV     89128       $87,469.85
  600051259     RICARDO M  LISTELLA           857 WOODMANSEE ST S         SALEM, OR          OR     97302       $58,988.30
  600051260     STEPHEN M & DIANE O BENEC     10 ALFRED COURT             WILMINGTON, DE     DE     19803      $263,594.21
  600051262     KOK MUN SOO-THO               2869 EAST BANBURY RD.       SALT LAKE CITY,    UT     84121       $91,166.91
  600051263     STEPHEN R  COLUCCI            6753 OLEANDER COURT         RIVERSIDE, CA      CA     92506      $589,468.89
  600051264     BRAD E & BONNIE F ORENSTE     70 FLORENCE DRIVE           RICHBORO, PA       PA     18966      $216,826.47
  600051265     VERNON J & MARY E PONCE       #1 OAK TREE DRIVE           SLIDELL, LA        LA     70458      $479,686.01
  600051266     STACEY HERTZ                  1829 FRANCISCO PEAK PLACE   LAS VEGAS, NV      NV     89128      $226,969.92
  600051267     ROBERT & MONIKA P RECEK       1 HIDDEN COURT              JACKSON, NJ        NJ     8527       $205,352.69
  600051268     GLADWIN D'COSTA               10625 PERSIMMON COURT       LAUREL, MD         MD     20723      $215,319.87

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051253     DAVID L  MCKELL                  8.750      .250    8.500     .0350     8.465    07/01/2024
  600051254     DON A  NEWTON                    8.875      .250    8.625     .0350     8.590    07/01/2024
  600051255     GEORGE W & DELORES A STEV        7.875      .250    7.625     .0350     7.590    12/01/2024
  600051257     WILLIAM N GAULT                  8.000      .250    7.750     .0350     7.715    04/01/2026
  600051258     CRAIG L  WEINBERGER              8.375      .250    8.125     .0350     8.090    09/01/2024
  600051259     RICARDO M  LISTELLA              8.500      .250    8.250     .0350     8.215    07/01/2024
  600051260     STEPHEN M & DIANE O BENEC        7.250      .250    7.000     .0350     6.965    04/01/2026
  600051262     KOK MUN SOO-THO                  7.875      .250    7.625     .0350     7.590    09/01/2024
  600051263     STEPHEN R  COLUCCI               8.000      .250    7.750     .0350     7.715    09/01/2024
  600051264     BRAD E & BONNIE F ORENSTE        7.125      .250    6.875     .0350     6.840    04/01/2026
  600051265     VERNON J & MARY E PONCE          8.125      .250    7.875     .0350     7.840    04/01/2026
  600051266     STACEY HERTZ                     7.625      .250    7.375     .0350     7.340    03/01/2026
  600051267     ROBERT & MONIKA P RECEK          8.000      .250    7.750     .0350     7.715    12/01/2025
  600051268     GLADWIN D'COSTA                  7.250      .250    7.000     .0350     6.965    01/01/2026

                                                                                        MI        INTEREST         LOAN
  LOAN #       BORROWER                          S/S LOAN #             P & I PMT       CO         PAID-TO         TERM
  ------       --------------------             ---------------        ---------        --        --------         ----
  600051253     DAVID L  MCKELL                 2487038                  $706.02                  05/01/1996       360
  600051254     DON A  NEWTON                   2490244                $1,174.33                  05/01/1996       360
  600051255     GEORGE W & DELORES A STEV       2940410                  $964.99                  05/01/1996       360
  600051257     WILLIAM N GAULT                 3285749                $3,940.32                  05/01/1996       360
  600051258     CRAIG L  WEINBERGER             3381625                  $673.79                  05/01/1996       360
  600051259     RICARDO M  LISTELLA             3383812                  $460.18                  05/01/1996       360
  600051260     STEPHEN M & DIANE O BENEC       3614015                $1,799.58       19         05/01/1996       360
  600051262     KOK MUN SOO-THO                 3931690                  $670.86                  05/01/1996       360
  600051263     STEPHEN R  COLUCCI              3958723                $4,388.08                  05/01/1996       360
  600051264     BRAD E & BONNIE F ORENSTE       4025871                $1,461.97                  05/01/1996       360
  600051265     VERNON J & MARY E PONCE         4199605                $3,563.99                  05/01/1996       360
  600051266     STACEY HERTZ                    4383989                $1,608.82                  05/01/1996       360
  600051267     ROBERT & MONIKA P RECEK         4483762                $1,576.86                  05/01/1996       360
  600051268     GLADWIN D'COSTA                 4507703                $1,473.50                  05/01/1996       360

                                             PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                      CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------          ----     -----     ----      ------      ------     ------     -----------   ------
  600051253     DAVID L  MCKELL              .00                                                            $145,000.00    N
  600051254     DON A  NEWTON                .00                                                            $190,000.00    N
  600051255     GEORGE W & DELORES A STEV    .00                                                            $178,000.00    N
  600051257     WILLIAM N GAULT              .00                                                            $765,000.00    N
  600051258     CRAIG L  WEINBERGER          .00                                                            $150,000.00    N
  600051259     RICARDO M  LISTELLA          .00                                                             $81,000.00    N
  600051260     STEPHEN M & DIANE O BENEC    .00                                                            $293,144.00    N
  600051262     KOK MUN SOO-THO              .00                                                            $115,500.00    N
  600051263     STEPHEN R  COLUCCI           .00                                                            $750,000.00    N
  600051264     BRAD E & BONNIE F ORENSTE    .00                                                            $310,297.00    N
  600051265     VERNON J & MARY E PONCE      .00                                                            $725,000.00    N
  600051266     STACEY HERTZ                 .00                                                            $284,434.00    N
  600051267     ROBERT & MONIKA P RECEK      .00                                                            $284,900.00    N
  600051268     GLADWIN D'COSTA              .00                                                            $270,065.00    N

(vlegal.ace v1.4)                                                       Page  52
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                           SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS           CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------     ---------------   -----   -----     ------------
  600051269     RICHARD W TEETERS             87 COYOTE CIRCLE         AVON, CO           CO     81620      $219,519.26
  600051270     SANDRA R & MARTIN L JONES     51 MILLER PLACE          EDWARDS, CO        CO     81632      $464,703.49
  600051271     TAMMY A & EDWARD M SCHWAL     26 VALLEY VIEW #21       IRVINE, CA         CA     92715      $259,255.88
  600051272     SAMUEL P & JANET C FYE        #4 MARYS COVE DRIVE      NEW BRAUNFELS,     TX     78130      $261,969.03
  600051273     JAMES R & CANDICE D GHARA     9061 WREN AVE            GILROY, CA         CA     95020      $227,050.00
  600051274     JOHN D & KATHERINE A UNGE     20 FARM HILL RD          WRENTHAM, MA       MA     2093       $216,900.00
  600051275     G CARTER SULLIVAN             3224 GREEN CT            PLANO, TX          TX     75023      $127,937.33
  600051276     MICHAEL A TIIMAN              561 RAINTREE CIRCLE      COPPELL, TX        TX     75019      $121,677.67
  600051277     KATHRYN F WITZTUM             4111 PARKSIDE PL         CARLSBAD, CA       CA     92008      $282,807.06
  600051278     MARCOS R & YOLANDA L SAEN     9685 SUNNYBROOK DR       MORENO VALLEY,     CA     92557      $203,226.78
  600051279     LEWIS E & SUSAN P PAYNE       HAWKINS GATE RD.         LA PLATA, MD       MD     20646      $248,158.79
  600051280     ADRIAN E & LINDA J LORI       1334 DEER RUN ROAD       OTTSVILLE, PA      PA     18942      $149,798.03
  600051281     CAROL LEHN DODSON             2391 RELA LANE           YORKTOWN HEIGHT    NY     10598      $249,814.46
  600051282     DAVID HEE-DO & SUN SONG L     5362 BRIDGEWOOD DRIVE    LA PALMA, CA       CA     90623      $242,801.17

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051269     RICHARD W TEETERS                7.625      .250    7.375     .0350     7.340    02/01/2026
  600051270     SANDRA R & MARTIN L JONES        8.250      .250    8.000     .0350     7.965    04/01/2026
  600051271     TAMMY A & EDWARD M SCHWAL        7.625      .250    7.375     .0350     7.340    09/01/2025
  600051272     SAMUEL P & JANET C FYE           7.625      .250    7.375     .0350     7.340    03/01/2026
  600051273     JAMES R & CANDICE D GHARA        8.250      .250    8.000     .0350     7.965    05/01/2026
  600051274     JOHN D & KATHERINE A UNGE        7.375      .250    7.125     .0350     7.090    05/01/2026
  600051275     G CARTER SULLIVAN                8.000      .250    7.750     .0350     7.715    08/01/2024
  600051276     MICHAEL A TIIMAN                 7.875      .250    7.625     .0350     7.590    10/01/2024
  600051277     KATHRYN F WITZTUM                9.000      .250    8.750     .0350     8.715    01/01/2021
  600051278     MARCOS R & YOLANDA L SAEN        7.875      .250    7.625     .0350     7.590    03/01/2021
  600051279     LEWIS E & SUSAN P PAYNE          8.250      .250    8.000     .0350     7.965    01/01/2026
  600051280     ADRIAN E & LINDA J LORI          8.000      .250    7.750     .0350     7.715    03/01/2026
  600051281     CAROL LEHN DODSON                7.500      .250    7.250     .0350     7.215    04/01/2026
  600051282     DAVID HEE-DO & SUN SONG L        7.875      .250    7.625     .0350     7.590    10/01/2025

                                                                                      MI        INTEREST         LOAN
  LOAN #       BORROWER                          S/S LOAN #           P & I PMT       CO         PAID-TO         TERM
  ------       --------------------             ---------------      ---------        --        --------         ----
  600051269     RICHARD W TEETERS               4554817              $1,557.15                  05/01/1996       360
  600051270     SANDRA R & MARTIN L JONES       4554840              $3,493.39                  05/01/1996       360
  600051271     TAMMY A & EDWARD M SCHWAL       4622198              $1,845.93                  05/01/1996       360
  600051272     SAMUEL P & JANET C FYE          5019642              $1,856.90                  05/01/1996       360
  600051273     JAMES R & CANDICE D GHARA       5063877              $1,705.75        3         05/01/1996       360
  600051274     JOHN D & KATHERINE A UNGE       5206750              $1,498.07        1         05/01/1996       360
  600051275     G CARTER SULLIVAN               5264723                $958.29       14         05/01/1996       360
  600051276     MICHAEL A TIIMAN                5265045                $894.84        2         05/01/1996       360
  600051277     KATHRYN F WITZTUM               5431370              $2,381.90                  05/01/1996       360
  600051278     MARCOS R & YOLANDA L SAEN       5431784              $1,555.09                  05/01/1996       360
  600051279     LEWIS E & SUSAN P PAYNE         5442347              $1,869.16                  05/01/1996       360
  600051280     ADRIAN E & LINDA J LORI         5532409              $1,100.65                  05/01/1996       360
  600051281     CAROL LEHN DODSON               5544750              $1,748.04                  05/01/1996       360
  600051282     DAVID HEE-DO & SUN SONG L       5552605              $1,769.17                  05/01/1996       360

                                              PER      LIFE      LIFE      GROSS        NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------    ------     -----------   ------
  600051269     RICHARD W TEETERS             .00                                                           $294,000.00    N
  600051270     SANDRA R & MARTIN L JONES     .00                                                           $605,000.00    N
  600051271     TAMMY A & EDWARD M SCHWAL     .00                                                           $326,000.00    N
  600051272     SAMUEL P & JANET C FYE        .00                                                           $329,000.00    N
  600051273     JAMES R & CANDICE D GHARA     .00                                                           $245,000.00    N
  600051274     JOHN D & KATHERINE A UNGE     .00                                                           $241,000.00    N
  600051275     G CARTER SULLIVAN             .00                                                           $138,485.00    N
  600051276     MICHAEL A TIIMAN              .00                                                           $130,600.00    N
  600051277     KATHRYN F WITZTUM             .00                                                           $375,000.00    N
  600051278     MARCOS R & YOLANDA L SAEN     .00                                                           $269,740.00    N
  600051279     LEWIS E & SUSAN P PAYNE       .00                                                           $311,000.00    N
  600051280     ADRIAN E & LINDA J LORI       .00                                                           $285,000.00    N
  600051281     CAROL LEHN DODSON             .00                                                           $373,000.00    N
  600051282     DAVID HEE-DO & SUN SONG L     .00                                                           $305,000.00    N

(vlegal.ace v1.4)                                                       Page  53
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051283     KEITH O FLEISCHER             20924 SPRINGS TERRACE       BOCA RATON, FL     FL     33428       $76,108.29
  600051284     FARZAD AHMAD                  4 WAYNE DRIVE               EVESHAM TWP, NJ    NJ     8053       $119,927.30
  600051285     ROBERT A & DIANA PICCOLA      5 ALFRED COURT              HUNTINGTON,NY      NY     11743      $248,860.77
  600051286     GRANT A & SANDRA L WILLIA     LOT 80 ARMY-NAVY DRIVE      MECHANICSVILLE,    MD     20659      $259,612.87
  600051287     DANIEL R & TERRY S FOX        6275 PLEASANT TOP DRIVE     ARLINGTON, TN      TN     38002      $282,134.32
  600051288     GORDON & HIND TAKETA          3850 KEANU STEET            HONOLULU, HI       HI     96816      $325,972.55
  600051289     BRIAN L & DARLEEN O RAVER     39 JOHN OWINGS RD           WESTMINSTER, MD    MD     21158      $274,610.75
  600051290     JAMES R WATKINS               7750 EXCELSIOR RD           SACRAMENTO, CA     CA     95829      $205,131.76
  600051291     JOHN R EUGENE                 5743 ALADDIN ST             LOS ANGELES, CA    CA     90008      $294,736.65
  600051292     GLORIA LOPEZ                  6611 &  6613 #A-C ADAMSON   BELL GARDENS, C    CA     90201      $358,866.34
  600051293     C BRENT & DONNA LOUISE H      A3041 GREENHILL DRIVE       PLANO, TX          TX     75093      $261,954.48
  600051294     GUY V AND MARY ALLISON        4025 SOUTH YORKTOWN PLACE   TULSA, OK          OK     74105      $351,172.97
  600051295     ROBERT L & DEBORAH S MCIL     733 TAFT                    HINSDALE, IL       IL     60521      $573,750.00
  600051296     NOUSHIG HAGOPIAN              241 WORTHEN ROAD EAST       LEXINGTON, MA      MA     2173       $274,526.01

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051283     KEITH O FLEISCHER                8.375      .250    8.125     .0350     8.090    01/01/2026
  600051284     FARZAD AHMAD                     8.500      .250    8.250     .0350     8.215    04/01/2026
  600051285     ROBERT A & DIANA PICCOLA         8.250      .250    8.000     .0350     7.965    10/01/2025
  600051286     GRANT A & SANDRA L WILLIA        7.500      .250    7.250     .0350     7.215    03/01/2026
  600051287     DANIEL R & TERRY S FOX           8.125      .250    7.875     .0350     7.840    07/01/2025
  600051288     GORDON & HIND TAKETA             8.875      .250    8.625     .0350     8.590    11/01/2021
  600051289     BRIAN L & DARLEEN O RAVER        7.875      .250    7.625     .0350     7.590    04/01/2026
  600051290     JAMES R WATKINS                  7.875      .250    7.625     .0350     7.590    08/01/2022
  600051291     JOHN R EUGENE                    8.375      .250    8.125     .0350     8.090    10/01/2022
  600051292     GLORIA LOPEZ                     7.625      .250    7.375     .0350     7.340    06/01/2022
  600051293     C BRENT & DONNA LOUISE H         7.875      .250    7.625     .0350     7.590    02/01/2026
  600051294     GUY V AND MARY ALLISON           8.125      .250    7.875     .0350     7.840    02/01/2026
  600051295     ROBERT L & DEBORAH S MCIL        8.000      .250    7.750     .0350     7.715    05/01/2026
  600051296     NOUSHIG HAGOPIAN                 8.500      .250    8.250     .0350     8.215    01/01/2026

                                                                                       MI        INTEREST       LOAN
  LOAN #       BORROWER                          S/S LOAN #            P & I PMT       CO         PAID-TO       TERM
  ------       --------------------             ---------------       ---------        --        --------       ----
  600051283     KEITH O FLEISCHER               5554759                 $579.94                  05/01/1996     360
  600051284     FARZAD AHMAD                    5598582                 $922.70                  05/01/1996     360
  600051285     ROBERT A & DIANA PICCOLA        5783634               $1,878.17                  05/01/1996     360
  600051286     GRANT A & SANDRA L WILLIA       5933190               $1,817.96                  05/01/1996     360
  600051287     DANIEL R & TERRY S FOX          5940844               $2,109.06       12         05/01/1996     360
  600051288     GORDON & HIND TAKETA            6075725               $2,693.36                  05/01/1996     360
  600051289     BRIAN L & DARLEEN O RAVER       6370603               $1,993.94                  05/01/1996     360
  600051290     JAMES R WATKINS                 6415973               $1,542.72                  05/01/1996     360
  600051291     JOHN R EUGENE                   6423740               $2,311.99                  05/01/1996     360
  600051292     GLORIA LOPEZ                    6433955               $2,645.09                  05/01/1996     360
  600051293     C BRENT & DONNA LOUISE H        6474855               $1,903.31                  05/01/1996     360
  600051294     GUY V AND MARY ALLISON          6515899               $2,613.59                  05/01/1996     360
  600051295     ROBERT L & DEBORAH S MCIL       6519973               $4,209.97                  05/01/1996     360
  600051296     NOUSHIG HAGOPIAN                6612937               $2,116.05                  05/01/1996     360

                                               PER      LIFE      LIFE      GROSS        NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                        CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------            ----     -----     ----      ------      ------    ------     -----------   ------
  600051283     KEITH O FLEISCHER              .00                                                           $109,000.00    N
  600051284     FARZAD AHMAD                   .00                                                           $250,407.00    N
  600051285     ROBERT A & DIANA PICCOLA       .00                                                           $380,000.00    N
  600051286     GRANT A & SANDRA L WILLIA      .00                                                           $350,000.00    N
  600051287     DANIEL R & TERRY S FOX         .00                                                           $299,000.00    N
  600051288     GORDON & HIND TAKETA           .00                                                           $510,000.00    N
  600051289     BRIAN L & DARLEEN O RAVER      .00                                                           $395,500.00    N
  600051290     JAMES R WATKINS                .00                                                           $285,000.00    N
  600051291     JOHN R EUGENE                  .00                                                           $410,000.00    N
  600051292     GLORIA LOPEZ                   .00                                                           $500,000.00    N
  600051293     C BRENT & DONNA LOUISE H       .00                                                           $328,125.00    N
  600051294     GUY V AND MARY ALLISON         .00                                                           $440,000.00    N
  600051295     ROBERT L & DEBORAH S MCIL      .00                                                           $765,000.00    N
  600051296     NOUSHIG HAGOPIAN               .00                                                           $344,000.00    N

(vlegal.ace v1.4)                                                       Page  54
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051297     CLIFFORD W.M. & LYNN M. L     1620 ANCHOR WAY             AZLE, TX           TX     76020      $218,834.39
  600051298     STEPHEN C & ADRIANE THORM     9911 SHADY COVE DRIVE       FAIRFAX STATION    VA     22039      $263,168.80
  600051299     ERIC P & JONITA I WHITAKE     10068 MACLURA CT            FAIRFAX, VA        VA     22032      $259,880.22
  600051300     JAIME GONZALEZ M.D.           5445 OCEAN DRIVE            CORPUS CHRISTI,    TX     78412      $260,019.75
  600051301     RAYMOND & LINDA DE SIMONE     32 HIDDEN LEDGE ROAD        ENGLEWOOD, NJ      NJ     7631       $335,762.85
  600051302     MARK G STAHL                  424 BAKER AVENUE            WESTFIELD, NJ      NJ     7090       $230,736.97
  600051303     HOWARD & ANDREA FELD          5706 OSTIN AVENUE           LOS ANGELES, CA    CA     91364      $326,197.30
  600051304     RANDY R & LAURIE J POTTER     16363 E PEAK CT             RIVERSIDE, CA      CA     92503      $224,299.17
  600051305     ROBBIN KEITH & JILL MARIE     28092 PASEO RINCON          MISSION VIEJO,     CA     92692      $223,208.07
  600051306     J. C & HARRIET G RASH         8945 LAUREL WAY             ALPHARETTA, GA     GA     30202      $249,562.44
  600051307     JOY C ELLIS                   590 SCHNEBLY RD             SEDONA, AZ         AZ     86336      $225,080.21
  600051308     B KEVIN & PAULA KNOWLES       ROUTE 2, BOX 24CC           BROOKFIELD, MO     MO     64628      $249,506.05
  600051309     JAMES W REID                  2813 EAST STONE POINT DRI   BOISE, ID          ID     83712      $268,793.33
  600051310     JOHN W & DOROTHEA SAUNDER     4908 FLOWER VALLEY DRIVE    ROCKVILLE, MD      MD     20853      $243,750.00

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051297     CLIFFORD W.M. & LYNN M. L        7.875      .250    7.625     .0350     7.590    12/01/2025
  600051298     STEPHEN C & ADRIANE THORM        7.250      .250    7.000     .0350     6.965    02/01/2026
  600051299     ERIC P & JONITA I WHITAKE        7.875      .250    7.625     .0350     7.590    11/01/2025
  600051300     JAIME GONZALEZ M.D.              7.625      .250    7.375     .0350     7.340    02/01/2026
  600051301     RAYMOND & LINDA DE SIMONE        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051302     MARK G STAHL                     7.750      .250    7.500     .0350     7.465    04/01/2026
  600051303     HOWARD & ANDREA FELD             8.875      .250    8.625     .0350     8.590    08/01/2022
  600051304     RANDY R & LAURIE J POTTER        9.000      .250    8.750     .0350     8.715    08/01/2022
  600051305     ROBBIN KEITH & JILL MARIE        7.750      .250    7.500     .0350     7.465    10/01/2022
  600051306     J. C & HARRIET G RASH            9.000      .250    8.750     .0350     8.715    09/01/2022
  600051307     JOY C ELLIS                      8.875      .250    8.625     .0350     8.590    09/01/2022
  600051308     B KEVIN & PAULA KNOWLES          8.125      .250    7.875     .0350     7.840    02/01/2026
  600051309     JAMES W REID                     8.000      .250    7.750     .0350     7.715    04/01/2026
  600051310     JOHN W & DOROTHEA SAUNDER        7.875      .250    7.625     .0350     7.590    05/01/2026

                                                                                      MI        INTEREST        LOAN
  LOAN #       BORROWER                          S/S LOAN #           P & I PMT       CO         PAID-TO        TERM
  ------       --------------------             ---------------      ---------        --        --------        ----
  600051297     CLIFFORD W.M. & LYNN M. L       6734073              $1,592.25                  05/01/1996      360
  600051298     STEPHEN C & ADRIANE THORM       6775212              $1,807.77                  05/01/1996      360
  600051299     ERIC P & JONITA I WHITAKE       6788883              $1,892.44       19         05/01/1996      360
  600051300     JAIME GONZALEZ M.D.             6821059              $1,847.70                  05/01/1996      360
  600051301     RAYMOND & LINDA DE SIMONE       6829239              $2,407.15                  05/01/1996      360
  600051302     MARK G STAHL                    6829323              $1,654.91        7         05/01/1996      360
  600051303     HOWARD & ANDREA FELD            6911861              $2,675.10                  05/01/1996      360
  600051304     RANDY R & LAURIE J POTTER       6935840              $1,858.87        2         05/01/1996      360
  600051305     ROBBIN KEITH & JILL MARIE       6992381              $1,663.51        2         05/01/1996      360
  600051306     J. C & HARRIET G RASH           7009856              $2,066.62                  05/01/1996      360
  600051307     JOY C ELLIS                     7027370              $1,844.38        2         05/01/1996      360
  600051308     B KEVIN & PAULA KNOWLES         7030245              $1,856.25                  05/01/1996      360
  600051309     JAMES W REID                    7064974              $1,973.83                  05/01/1996      360
  600051310     JOHN W & DOROTHEA SAUNDER       7160791              $1,767.36                  05/01/1996      360

                                              PER      LIFE      LIFE      GROSS        NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------    ------     -----------   ------
  600051297     CLIFFORD W.M. & LYNN M. L     .00                                                           $274,500.00    N
  600051298     STEPHEN C & ADRIANE THORM     .00                                                           $413,000.00    N
  600051299     ERIC P & JONITA I WHITAKE     .00                                                           $290,000.00    N
  600051300     JAIME GONZALEZ M.D.           .00                                                           $450,000.00    N
  600051301     RAYMOND & LINDA DE SIMONE     .00                                                           $420,000.00    N
  600051302     MARK G STAHL                  .00                                                           $276,000.00    N
  600051303     HOWARD & ANDREA FELD          .00                                                           $425,000.00    N
  600051304     RANDY R & LAURIE J POTTER     .00                                                           $259,729.00    N
  600051305     ROBBIN KEITH & JILL MARIE     .00                                                           $258,000.00    N
  600051306     J. C & HARRIET G RASH         .00                                                           $325,000.00    N
  600051307     JOY C ELLIS                   .00                                                           $261,500.00    N
  600051308     B KEVIN & PAULA KNOWLES       .00                                                           $330,000.00    N
  600051309     JAMES W REID                  .00                                                           $419,000.00    N
  600051310     JOHN W & DOROTHEA SAUNDER     .00                                                           $329,000.00    N

(vlegal.ace v1.4)                                                       Page  55
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051311     CYNTHIA A & TIMOTHY J EHL     3190 OLIVE LN NO            PLYMOUTH, MN       MN     55447      $255,403.45
  600051312     STEVEN R. & MARY LEE MCCL     1369 BALLY BUNYON COURT     GRAND RAPIDS, M    MI     49546      $319,367.77
  600051313     ANGELO S & CHRISTINE M SI     556 LINDEN STREET           BOYLSTON, MA       MA     1505       $228,438.66
  600051314     SETH D CAGIN                  180 N. PINION STREET        TELLURIDE, CO      CO     81435      $259,584.31
  600051315     SEAN LAUGHLIN                 1603 LEXINGTON AVENUE       SAN MATEO, CA      CA     94402      $295,569.55
  600051316     STEPHEN B & MICHELLE N MA     442 INVERWAY                INVERNESS, IL      IL     60067      $319,087.80
  600051317     DOUGLAS B & CYNTHIA STERL     1035 LOMA VISTA DRIVE       NAPA, CA           CA     94558      $310,969.04
  600051318     WILLIAM R & MARGARET M DE     3186 E MARLETTE AVE         PHOENIX, AZ        AZ     85016      $299,793.54
  600051319     JOSEPH & MARGRET KEENAN       7100 TAILEE DR              EDINA, MN          MN     55439      $367,234.02
  600051320     JOHN & LISA BENTLEY           3321 E. SAN MIGUEL PLACE    PARADISE VALLEY    AZ     85253      $299,144.80
  600051321     JAMES A RANNALLI              13485 FIELD CREEK           RENO, NV           NV     89511      $224,972.82
  600051322     FRANK C & VALERIE A FRONZ     34 THOMPSON AVE.            BABYLON, NY        NY     11702      $390,989.76
  600051323     CARLO & ROMY VERASTEGUI B     2000 ISALND BLVD 2806       NORTH MIAMI BEA    FL     33160      $348,868.66
  600051324     MARGARET W G CARR             50 HAVEN STREET             DEDHAM, MA         MA     2026       $953,209.60

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051311     CYNTHIA A & TIMOTHY J EHL        7.750      .250    7.500     .0350     7.465    02/01/2026
  600051312     STEVEN R. & MARY LEE MCCL        8.125      .250    7.875     .0350     7.840    02/01/2026
  600051313     ANGELO S & CHRISTINE M SI        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051314     SETH D CAGIN                     9.000      .250    8.750     .0350     8.715    01/01/2023
  600051315     SEAN LAUGHLIN                    7.375      .250    7.125     .0350     7.090    02/01/2026
  600051316     STEPHEN B & MICHELLE N MA        7.750      .250    7.500     .0350     7.465    01/01/2026
  600051317     DOUGLAS B & CYNTHIA STERL        7.500      .250    7.250     .0350     7.215    04/01/2026
  600051318     WILLIAM R & MARGARET M DE        7.875      .250    7.625     .0350     7.590    04/01/2026
  600051319     JOSEPH & MARGRET KEENAN          7.625      .250    7.375     .0350     7.340    04/01/2026
  600051320     JOHN & LISA BENTLEY              7.750      .250    7.500     .0350     7.465    01/01/2026
  600051321     JAMES A RANNALLI                 7.875      .250    7.625     .0350     7.590    01/01/2026
  600051322     FRANK C & VALERIE A FRONZ        8.250      .250    8.000     .0350     7.965    01/01/2026
  600051323     CARLO & ROMY VERASTEGUI B        8.250      .250    8.000     .0350     7.965    12/01/2025
  600051324     MARGARET W G CARR                7.625      .250    7.375     .0350     7.340    04/01/2026

                                                                                      MI        INTEREST        LOAN
  LOAN #       BORROWER                          S/S LOAN #           P & I PMT       CO         PAID-TO        TERM
  ------       --------------------             ---------------      ---------        --        --------        ----
  600051311     CYNTHIA A & TIMOTHY J EHL       7192678              $1,834.02                  05/01/1996      360
  600051312     STEVEN R. & MARY LEE MCCL       7214655              $2,375.99                  05/01/1996      360
  600051313     ANGELO S & CHRISTINE M SI       7320213              $1,637.72                  05/01/1996      360
  600051314     SETH D CAGIN                    7347992              $2,143.04                  05/01/1996      360
  600051315     SEAN LAUGHLIN                   7359414              $2,046.13                  05/01/1996      360
  600051316     STEPHEN B & MICHELLE N MA       7376086              $2,292.52                  05/01/1996      360
  600051317     DOUGLAS B & CYNTHIA STERL       7377874              $2,175.96                  05/01/1996      360
  600051318     WILLIAM R & MARGARET M DE       7391704              $2,175.21                  05/01/1996      360
  600051319     JOSEPH & MARGRET KEENAN         7433220              $2,601.14                  05/01/1996      360
  600051320     JOHN & LISA BENTLEY             7439370              $2,149.24                  05/01/1996      360
  600051321     JAMES A RANNALLI                7442370              $1,635.76                  05/01/1996      360
  600051322     FRANK C & VALERIE A FRONZ       7457487              $2,944.97                  05/01/1996      360
  600051323     CARLO & ROMY VERASTEGUI B       7468047              $2,629.43                  05/01/1996      360
  600051324     MARGARET W G CARR               7506748              $6,751.64                  05/01/1996      360

                                                PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                         CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------             ----     -----     ----      ------      ------   ------     -----------   ------
  600051311     CYNTHIA A & TIMOTHY J EHL       .00                                                          $320,000.00    N
  600051312     STEVEN R. & MARY LEE MCCL       .00                                                          $570,000.00    N
  600051313     ANGELO S & CHRISTINE M SI       .00                                                          $293,000.00    N
  600051314     SETH D CAGIN                    .00                                                          $425,000.00    N
  600051315     SEAN LAUGHLIN                   .00                                                          $395,000.00    N
  600051316     STEPHEN B & MICHELLE N MA       .00                                                          $412,000.00    N
  600051317     DOUGLAS B & CYNTHIA STERL       .00                                                          $389,000.00    N
  600051318     WILLIAM R & MARGARET M DE       .00                                                          $375,000.00    N
  600051319     JOSEPH & MARGRET KEENAN         .00                                                          $490,000.00    N
  600051320     JOHN & LISA BENTLEY             .00                                                          $440,000.00    N
  600051321     JAMES A RANNALLI                .00                                                          $282,000.00    N
  600051322     FRANK C & VALERIE A FRONZ       .00                                                          $510,000.00    N
  600051323     CARLO & ROMY VERASTEGUI B       .00                                                          $439,410.00    N
  600051324     MARGARET W G CARR               .00                                                        $1,600,000.00    N

(vlegal.ace v1.4)                                                       Page  56
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051325     RANDOLPH R & MERCY P RAMI     20715 MALDEN ST             CANOGA PARK ARE    CA     91306      $217,984.54
  600051326     JAMES A & DIANE M DUNCAN      107 FRANKLIN STREET         EAST ROCKAWAY,     NY     11518      $221,706.95
  600051327     MARK G & DEBRA TUFTE          4853 MEADOW CREEK DRIVES    FARGO, ND          ND     58104      $314,772.01
  600051328     KHATCHATOOR PETROSIAN         2377 JUPITER DRIVE          LOS ANGELES, CA    CA     90046      $321,500.00
  600051329     GEORGE COHEE,JR               BOX 2280                    KILMARNOCK, VA     VA     22482      $340,731.25
  600051330     SIDNEY G &  RONA S KATZ       12312 WILLOW SPRING DR      MOORPARK, CA       CA     93021      $237,192.65
  600051331     SALVATORE PERCIA              LOT 15 PAMELA LANE          STERLING, MA       MA     1564       $300,000.00
  600051332     JAMES BENDIAK                 25 KIMBALL ROAD             HOPKINTON, MA      MA     1748       $259,486.33
  600051333     JAMES L & KATHLEEN R ADAM     RFD #1, BAY ROAD            DURHAM, NH         NH     3824       $418,772.44
  600051334     JOHN T DEBETTENCOURT          43 FALCONE CIRCLE           HAMPTON, NH        NH     3842       $225,154.28
  600051335     BENJAMIN & MARIA A HERNAN     1233 CALLE ESTRELLA         SAN DIMAS, CA      CA     91773      $273,911.56
  600051336     JAMES M & MARY A GARRISON     104 SANDGATE COURT          MILLERSVILLE, M    MD     21108      $264,793.27
  600051337     JAMES E & TRACEY L HOFF       501 PRIDE OF BALTIMORE DR   ARNOLD, MD         MD     21012      $247,400.67
  600051338     JEFFREY D & CANDY L MAHLE     940 BURNETT AVENUE          ARNOLD, MD         MD     21012      $279,797.35

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051325     RANDOLPH R & MERCY P RAMI        9.125      .250    8.875     .0350     8.840    02/01/2023
  600051326     JAMES A & DIANE M DUNCAN         9.125      .250    8.875     .0350     8.840    04/01/2026
  600051327     MARK G & DEBRA TUFTE             7.625      .250    7.375     .0350     7.340    04/01/2026
  600051328     KHATCHATOOR PETROSIAN            7.625      .250    7.375     .0350     7.340    05/01/2026
  600051329     GEORGE COHEE,JR                  7.500      .250    7.250     .0350     7.215    04/01/2026
  600051330     SIDNEY G &  RONA S KATZ          8.875      .250    8.625     .0350     8.590    03/01/2023
  600051331     SALVATORE PERCIA                 8.000      .250    7.750     .0350     7.715    05/01/2026
  600051332     JAMES BENDIAK                    8.125      .250    7.875     .0350     7.840    02/01/2026
  600051333     JAMES L & KATHLEEN R ADAM        7.625      .250    7.375     .0350     7.340    01/01/2026
  600051334     JOHN T DEBETTENCOURT             8.125      .250    7.875     .0350     7.840    02/01/2026
  600051335     BENJAMIN & MARIA A HERNAN        9.250      .250    9.000     .0350     8.965    04/01/2023
  600051336     JAMES M & MARY A GARRISON        7.250      .250    7.000     .0350     6.965    04/01/2026
  600051337     JAMES E & TRACEY L HOFF          6.500      .250    6.250     .0350     6.215    03/01/2026
  600051338     JEFFREY D & CANDY L MAHLE        7.625      .250    7.375     .0350     7.340    04/01/2026

                                                                                   MI        INTEREST       LOAN
  LOAN #       BORROWER                         S/S LOAN #         P & I PMT       CO         PAID-TO       TERM
  ------       --------------------            ---------------    ---------        --        --------       ----
  600051325     RANDOLPH R & MERCY P RAMI      7558319            $1,817.31                  05/01/1996     360
  600051326     JAMES A & DIANE M DUNCAN       7575897            $1,804.84       19         05/01/1996     360
  600051327     MARK G & DEBRA TUFTE           7579033            $2,229.55        3         05/01/1996     360
  600051328     KHATCHATOOR PETROSIAN          7600689            $2,275.56                  05/01/1996     360
  600051329     GEORGE COHEE,JR                7605529            $2,384.32                  05/01/1996     360
  600051330     SIDNEY G &  RONA S KATZ        7673249            $1,934.60                  05/01/1996     360
  600051331     SALVATORE PERCIA               7708191            $2,201.29                  05/01/1996     360
  600051332     JAMES BENDIAK                  7708497            $1,930.49                  05/01/1996     360
  600051333     JAMES L & KATHLEEN R ADAM      7708803            $2,972.73                  05/01/1996     360
  600051334     JOHN T DEBETTENCOURT           7709293            $1,675.07                  05/01/1996     360
  600051335     BENJAMIN & MARIA A HERNAN      7728020            $2,304.33                  05/01/1996     360
  600051336     JAMES M & MARY A GARRISON      7851415            $1,807.77                  05/01/1996     360
  600051337     JAMES E & TRACEY L HOFF        7851427            $1,566.58                  05/01/1996     360
  600051338     JEFFREY D & CANDY L MAHLE      7851747            $1,981.82                  05/01/1996     360

                                                 PER      LIFE      LIFE      GROSS      NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                          CAP      FLOOR     CAP       MARGIN    MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------              ----     -----     ----      ------    ------    ------     -----------   ------
  600051325     RANDOLPH R & MERCY P RAMI        .00                                                         $290,000.00    N
  600051326     JAMES A & DIANE M DUNCAN         .00                                                         $237,500.00    N
  600051327     MARK G & DEBRA TUFTE             .00                                                         $357,412.00    N
  600051328     KHATCHATOOR PETROSIAN            .00                                                         $500,000.00    N
  600051329     GEORGE COHEE,JR                  .00                                                         $450,000.00    N
  600051330     SIDNEY G &  RONA S KATZ          .00                                                         $310,000.00    N
  600051331     SALVATORE PERCIA                 .00                                                         $404,250.00    N
  600051332     JAMES BENDIAK                    .00                                                         $346,000.00    N
  600051333     JAMES L & KATHLEEN R ADAM        .00                                                         $525,000.00    N
  600051334     JOHN T DEBETTENCOURT             .00                                                         $282,000.00    N
  600051335     BENJAMIN & MARIA A HERNAN        .00                                                         $355,000.00    N
  600051336     JAMES M & MARY A GARRISON        .00                                                         $332,000.00    N
  600051337     JAMES E & TRACEY L HOFF          .00                                                         $312,000.00    N
  600051338     JEFFREY D & CANDY L MAHLE        .00                                                         $350,000.00    N

(vlegal.ace v1.4)                                                       Page  57
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051339     WILLIAM A & BRENDA G AUGE     901 TRUMPINGTON LANE        ARNOLD, MD         MD     21012      $250,000.00
  600051340     THOMAS J VALERI               40 BRUSHY HILL ROAD         DANBURY, CT        CT     6810       $119,830.07
  600051341     MYRNA R & OLIVER C THOMPS     4379 DEERWOOD LANE          EVANS, GA          GA     30809      $300,573.73
  600051342     DANIEL L MARSEGLIA            651 BERGUNDY PLACE          YARDLEY, PA        PA     19067      $229,293.49
  600051343     WILLIAM & DAWN R REAGAN       NORTH 3500 HALEY HILL ROA   COUER D'ALENE,     ID     83814      $290,223.68
  600051344     JAMES F MCGURN                1000 LIBERTY PARK #305      AUSTIN, TX         TX     78746      $178,935.83
  600051345     JEROME J & EILEEN A HENSO     2994 GREEN WOODS CT.        WEST BLOOMFIELD    MI     48322      $216,767.17
  600051346     CARMINE & CATHY J GENOVES     27566 PRIMROSE LANE         MUNDELEIN, IL      IL     60060      $230,681.01
  600051347     MICHAEL TANIOKA               3737 KEPA STREET            HONOLULU, HI       HI     96815      $436,259.75
  600051348     ROBERT Z & BARBARA S HAAS     1442 RIDGE ROAD             TEMPLETON, CA      CA     93465      $259,473.13
  600051349     MYRON & CELIA BAKST           5600 NW 38TH AVENUE         BOCA RATON, FL     FL     33496      $303,811.05
  600051350     SAUL A BARSH                  5 HUNTERS RUN               BROOMAL, PA        PA     19008      $202,662.57
  600051351     G RICHARD BUZZ & ARLENE S     17059 WEST 68TH PLACE       GOLDEN, CO         CO     80403      $273,721.48
  600051352     MICHAEL G & CANDACE L LIT     306 SPRING HOLLOW           WOODSTOCK, VA      VA     22664      $300,365.51

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051339     WILLIAM A & BRENDA G AUGE        7.625      .250    7.375     .0350     7.340    05/01/2026
  600051340     THOMAS J VALERI                  7.750      .250    7.500     .0350     7.465    03/01/2026
  600051341     MYRNA R & OLIVER C THOMPS        7.750      .250    7.500     .0350     7.465    03/01/2026
  600051342     DANIEL L MARSEGLIA               7.375      .250    7.125     .0350     7.090    01/01/2026
  600051343     WILLIAM & DAWN R REAGAN          7.875      .250    7.625     .0350     7.590    03/01/2026
  600051344     JAMES F MCGURN                   8.250      .250    8.000     .0350     7.965    04/01/2026
  600051345     JEROME J & EILEEN A HENSO        8.500      .250    8.250     .0350     8.215    04/01/2026
  600051346     CARMINE & CATHY J GENOVES        7.875      .250    7.625     .0350     7.590    03/01/2026
  600051347     MICHAEL TANIOKA                  7.250      .250    7.000     .0350     6.965    03/01/2026
  600051348     ROBERT Z & BARBARA S HAAS        8.000      .250    7.750     .0350     7.715    02/01/2026
  600051349     MYRON & CELIA BAKST              8.375      .250    8.125     .0350     8.090    04/01/2026
  600051350     SAUL A BARSH                     8.250      .250    8.000     .0350     7.965    02/01/2026
  600051351     G RICHARD BUZZ & ARLENE S        7.875      .250    7.625     .0350     7.590    03/01/2026
  600051352     MICHAEL G & CANDACE L LIT        7.250      .250    7.000     .0350     6.965    04/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                          S/S LOAN #        P & I PMT       CO         PAID-TO        TERM
  ------       --------------------             ---------------   ---------        --        --------        ----
  600051339     WILLIAM A & BRENDA G AUGE       7851808           $1,769.48                  05/01/1996      360
  600051340     THOMAS J VALERI                 7871052             $859.69                  05/01/1996      360
  600051341     MYRNA R & OLIVER C THOMPS       7903000           $2,156.41                  05/01/1996      360
  600051342     DANIEL L MARSEGLIA              7915704           $1,588.55                  05/01/1996      360
  600051343     WILLIAM & DAWN R REAGAN         7929865           $2,107.23                  05/01/1996      360
  600051344     JAMES F MCGURN                  7962633           $1,345.14        3         05/01/1996      360
  600051345     JEROME J & EILEEN A HENSO       7984867           $1,667.77        3         05/01/1996      360
  600051346     CARMINE & CATHY J GENOVES       7997251           $1,674.91                  05/01/1996      360
  600051347     MICHAEL TANIOKA                 8003251           $3,042.51                  05/01/1996      360
  600051348     ROBERT Z & BARBARA S HAAS       8006412           $1,907.79                  05/01/1996      360
  600051349     MYRON & CELIA BAKST             8029491           $2,310.62                  05/01/1996      360
  600051350     SAUL A BARSH                    8033953           $1,532.58                  05/01/1996      360
  600051351     G RICHARD BUZZ & ARLENE S       8042794           $1,987.42       19         05/01/1996      360
  600051352     MICHAEL G & CANDACE L LIT       8059416           $2,050.62       19         05/01/1996      360

                                               PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                        CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------            ----     -----     ----      ------      ------   ------     -----------   ------
  600051339     WILLIAM A & BRENDA G AUGE      .00                                                          $425,000.00    N
  600051340     THOMAS J VALERI                .00                                                          $172,000.00    N
  600051341     MYRNA R & OLIVER C THOMPS      .00                                                          $380,000.00    N
  600051342     DANIEL L MARSEGLIA             .00                                                          $333,900.00    N
  600051343     WILLIAM & DAWN R REAGAN        .00                                                          $387,500.00    N
  600051344     JAMES F MCGURN                 .00                                                          $188,500.00    N
  600051345     JEROME J & EILEEN A HENSO      .00                                                          $228,347.00    N
  600051346     CARMINE & CATHY J GENOVES      .00                                                          $322,000.00    N
  600051347     MICHAEL TANIOKA                .00                                                          $665,000.00    N
  600051348     ROBERT Z & BARBARA S HAAS      .00                                                          $510,000.00    N
  600051349     MYRON & CELIA BAKST            .00                                                          $427,000.00    N
  600051350     SAUL A BARSH                   .00                                                          $390,000.00    N
  600051351     G RICHARD BUZZ & ARLENE S      .00                                                          $323,000.00    N
  600051352     MICHAEL G & CANDACE L LIT      .00                                                          $334,000.00    N

(vlegal.ace v1.4)                                                       Page  58
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051353     RALPH D & BARBARA A WALKE     9306 OLD MANSION ROAD       ALEXANDRIA, VA     VA     22309      $259,797.17
  600051354     MILO R & GEORGIA H ALEXAN     3230 PARKVIEW ROAD          CHEVY CHASE, MD    MD     20815      $231,019.64
  600051355     DAVID L & LUCY W SKELTON      3554 KINGSBORO ROAD NE      ATLANTA, GA        GA     30319      $296,000.00
  600051356     MANUEL F & ANALEYDA HAITO     768 ALHAMBRA CIRCLE         CORAL GABLES, F    FL     33134      $257,817.91
  600051357     DOUGLAS E & LORI L ROSENC     7427 201ST STREET SE        SNOHOMISH, WA      WA     98290      $264,812.97
  600051358     DELMAR G & CHRISTINE E MA     320 SUNSET AVENUE N         EDMONDS, WA        WA     98020      $362,730.60
  600051359     RAY S & VICKI L FALKENRAT     2413 EAST OAKCREST LANE     SALT LAKE CITY,    UT     84121      $359,477.22
  600051360     DIANE MATTHEW & THOMAS P      13950 TIMBERWICK            SHELBY, MI         MI     48315      $231,338.64
  600051361     RICHARD M. BAIRD              127 RIVER PATH RD           MCQUEENY, TX       TX     78123      $219,597.33
  600051362     MING GEE & HSVEH MEI LEE      19 CRAGMERE OVAL            NEW CITY, NY       NY     10956      $289,495.80
  600051363     JACK L & JUDITH ROSENZWEI     6182 NICHOLAS               WEST BLOOMFIELD    MI     48322      $209,595.50
  600051364     JAMES L & JANE WEAVER         25504 242ND PL S.E.         MAPLE VALLEY, W    WA     98038      $239,633.64
  600051365     WILLIAM E & KATHLEEN E TI     4674 SHELLEY LANE           ELLICOTT CITY,     MD     21043      $246,830.02
  600051366     JAMES LYONS                   1649 S PEAKVIEW DRIVE       CASTLE ROCK, CO    CO     80104      $224,566.62

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051353     RALPH D & BARBARA A WALKE        7.250      .250    7.000     .0350     6.965    04/01/2026
  600051354     MILO R & GEORGIA H ALEXAN        7.250      .250    7.000     .0350     6.965    04/01/2026
  600051355     DAVID L & LUCY W SKELTON         7.500      .250    7.250     .0350     7.215    05/01/2026
  600051356     MANUEL F & ANALEYDA HAITO        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051357     DOUGLAS E & LORI L ROSENC        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051358     DELMAR G & CHRISTINE E MA        7.500      .250    7.250     .0350     7.215    04/01/2026
  600051359     RAY S & VICKI L FALKENRAT        7.625      .250    7.375     .0350     7.340    03/01/2026
  600051360     DIANE MATTHEW & THOMAS P         7.750      .250    7.500     .0350     7.465    01/01/2026
  600051361     RICHARD M. BAIRD                 8.500      .250    8.250     .0350     8.215    02/01/2026
  600051362     MING GEE & HSVEH MEI LEE         8.750      .250    8.500     .0350     8.465    02/01/2026
  600051363     JACK L & JUDITH ROSENZWEI        8.250      .250    8.000     .0350     7.965    02/01/2026
  600051364     JAMES L & JANE WEAVER            7.375      .250    7.125     .0350     7.090    03/01/2026
  600051365     WILLIAM E & KATHLEEN E TI        7.875      .250    7.625     .0350     7.590    04/01/2026
  600051366     JAMES LYONS                      8.250      .250    8.000     .0350     7.965    02/01/2026

                                                                                     MI        INTEREST       LOAN
  LOAN #       BORROWER                          S/S LOAN #          P & I PMT       CO         PAID-TO       TERM
  ------       --------------------             ---------------     ---------        --        --------       ----
  600051353     RALPH D & BARBARA A WALKE       8059510             $1,773.66                  05/01/1996     360
  600051354     MILO R & GEORGIA H ALEXAN       8059563             $1,577.19                  05/01/1996     360
  600051355     DAVID L & LUCY W SKELTON        8063269             $2,069.67                  05/01/1996     360
  600051356     MANUEL F & ANALEYDA HAITO       8102896             $1,848.34                  05/01/1996     360
  600051357     DOUGLAS E & LORI L ROSENC       8104083             $1,898.49                  05/01/1996     360
  600051358     DELMAR G & CHRISTINE E MA       8104629             $2,538.15                  05/01/1996     360
  600051359     RAY S & VICKI L FALKENRAT       8105626             $2,548.06                  05/01/1996     360
  600051360     DIANE MATTHEW & THOMAS P        8190078             $1,662.08                  05/01/1996     360
  600051361     RICHARD M. BAIRD                8211246             $1,691.61                  05/01/1996     360
  600051362     MING GEE & HSVEH MEI LEE        8221284             $2,281.43                  05/01/1996     360
  600051363     JACK L & JUDITH ROSENZWEI       8229516             $1,577.66                  05/01/1996     360
  600051364     JAMES L & JANE WEAVER           8231815             $1,657.62                  05/01/1996     360
  600051365     WILLIAM E & KATHLEEN E TI       8234335             $1,790.92                  05/01/1996     360
  600051366     JAMES LYONS                     8242924             $1,690.35                  05/01/1996     360

                                               PER      LIFE      LIFE      GROSS        NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                        CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------            ----     -----     ----      ------      ------    ------     -----------   ------
  600051353     RALPH D & BARBARA A WALKE      .00                                                           $415,000.00    N
  600051354     MILO R & GEORGIA H ALEXAN      .00                                                           $289,000.00    N
  600051355     DAVID L & LUCY W SKELTON       .00                                                           $370,000.00    N
  600051356     MANUEL F & ANALEYDA HAITO      .00                                                           $462,000.00    N
  600051357     DOUGLAS E & LORI L ROSENC      .00                                                           $354,990.00    N
  600051358     DELMAR G & CHRISTINE E MA      .00                                                           $465,000.00    N
  600051359     RAY S & VICKI L FALKENRAT      .00                                                           $529,900.00    N
  600051360     DIANE MATTHEW & THOMAS P       .00                                                           $291,000.00    N
  600051361     RICHARD M. BAIRD               .00                                                           $275,000.00    N
  600051362     MING GEE & HSVEH MEI LEE       .00                                                           $420,000.00    N
  600051363     JACK L & JUDITH ROSENZWEI      .00                                                           $370,000.00    N
  600051364     JAMES L & JANE WEAVER          .00                                                           $300,000.00    N
  600051365     WILLIAM E & KATHLEEN E TI      .00                                                           $370,000.00    N
  600051366     JAMES LYONS                    .00                                                           $315,000.00    N

(vlegal.ace v1.4)                                                       Page  59
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051367     EDWARD & MARCIA CHWALEK       1951 RIDGEVIEW DRIVE        LONGMONT, CO       CO     80501      $275,283.09
  600051368     RICHARD E & LINDA C DICKE     6101 TROTTER RIDGE RD       SUMMERFIELD, NC    NC     27358      $254,400.00
  600051369     FRED L & JOYCE O MORGAN       2196 EAST GAMBEL OAK DRI V  SANDY, UT          UT     84092      $227,560.82
  600051370     MICHAEL R & SHIRLEY R KLE     4355 NORTH IMPERIAL WAY     PROVO, UT          UT     84604      $384,507.31
  600051371     RAYMOND A MIRRA JR            2519 SEA ISLAND DRIVE       FORT LAUDERDALE    FL     33301      $255,531.43
  600051372     ROBERTO MONCADA               8 SLEEPY HOLLOW             SLIDELL, LA        LA     70458      $250,688.82
  600051373     BRUCE P JOHNSON               818 CHURCH STREET           SAN FRANCISCO,     CA     94114      $259,484.27
  600051374     BASILIO A & ELSA SILVA,JR     1629 BILLY CASPER DR.       EL PASO, TX        TX     79936      $278,559.28
  600051375     KEVIN F & PEGGY M CALCAGN     24 THORN OAK                COTO DE CAZA AR    CA     92679      $413,115.75
  600051376     JAN H STAHL                   625 EMPORIA ROAD            BOULDER, CO        CO     80303      $334,267.98
  600051377     RONALD P & REGINA C MYSLI     530 3RD STREET              BROOKLYN, NY       NY     11215      $367,500.00
  600051378     MICHAEL J & LISA L DILLON     3911 MAJESTIC TRAIL         HOUSTON, TX        TX     77059      $227,826.51
  600051379     DANIEL B GIBSON               116 TEMBLON                 SANTA FE, NM       NM     87501      $104,743.73
  600051380     FRANCIS W & JOYCE L BROOK     3851 GOLDEN MEADOW CT       OVIEDO, FL         FL     32765      $296,000.00

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051367     EDWARD & MARCIA CHWALEK          6.750      .250    6.500     .0350     6.465    02/01/2026
  600051368     RICHARD E & LINDA C DICKE        7.750      .250    7.500     .0350     7.465    05/01/2026
  600051369     FRED L & JOYCE O MORGAN          8.250      .250    8.000     .0350     7.965    02/01/2026
  600051370     MICHAEL R & SHIRLEY R KLE        8.250      .250    8.000     .0350     7.965    03/01/2026
  600051371     RAYMOND A MIRRA JR               8.500      .250    8.250     .0350     8.215    02/01/2026
  600051372     ROBERTO MONCADA                  7.500      .250    7.250     .0350     7.215    04/01/2026
  600051373     BRUCE P JOHNSON                  8.125      .250    7.875     .0350     7.840    02/01/2026
  600051374     BASILIO A & ELSA SILVA,JR        7.000      .250    6.750     .0350     6.715    02/01/2026
  600051375     KEVIN F & PEGGY M CALCAGN        7.875      .250    7.625     .0350     7.590    02/01/2026
  600051376     JAN H STAHL                      7.625      .250    7.375     .0350     7.340    02/01/2026
  600051377     RONALD P & REGINA C MYSLI        7.875      .250    7.625     .0350     7.590    05/01/2026
  600051378     MICHAEL J & LISA L DILLON        7.375      .250    7.125     .0350     7.090    04/01/2026
  600051379     DANIEL B GIBSON                  7.875      .250    7.625     .0350     7.590    02/01/2026
  600051380     FRANCIS W & JOYCE L BROOK        7.750      .250    7.500     .0350     7.465    05/01/2026

                                                                                    MI        INTEREST       LOAN
  LOAN #       BORROWER                         S/S LOAN #          P & I PMT       CO         PAID-TO       TERM
  ------       --------------------            ---------------     ---------        --        --------       ----
  600051367     EDWARD & MARCIA CHWALEK        8244184             $1,790.13                  05/01/1996     360
  600051368     RICHARD E & LINDA C DICKE      8245444             $1,822.55                  05/01/1996     360
  600051369     FRED L & JOYCE O MORGAN        8254789             $1,712.89                  05/01/1996     360
  600051370     MICHAEL R & SHIRLEY R KLE      8255682             $2,892.38                  05/01/1996     360
  600051371     RAYMOND A MIRRA JR             8279391             $1,968.42                  05/01/1996     360
  600051372     ROBERTO MONCADA                8282299             $1,754.15        3         05/01/1996     360
  600051373     BRUCE P JOHNSON                8290038             $1,930.49                  05/01/1996     360
  600051374     BASILIO A & ELSA SILVA,JR      8293240             $1,857.86                  05/01/1996     360
  600051375     KEVIN F & PEGGY M CALCAGN      8297650             $3,016.29                  05/01/1996     360
  600051376     JAN H STAHL                    8308171             $2,371.11                  05/01/1996     360
  600051377     RONALD P & REGINA C MYSLI      8319826             $2,664.63                  05/01/1996     360
  600051378     MICHAEL J & LISA L DILLON      8324730             $1,574.74                  05/01/1996     360
  600051379     DANIEL B GIBSON                8349951               $761.32                  05/01/1996     360
  600051380     FRANCIS W & JOYCE L BROOK      8358477             $2,120.58                  05/01/1996     360

                                                PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                         CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------             ----     -----     ----      ------      ------   ------     -----------   ------
  600051367     EDWARD & MARCIA CHWALEK         .00                                                          $345,000.00    N
  600051368     RICHARD E & LINDA C DICKE       .00                                                          $318,000.00    N
  600051369     FRED L & JOYCE O MORGAN         .00                                                          $300,000.00    N
  600051370     MICHAEL R & SHIRLEY R KLE       .00                                                          $570,000.00    N
  600051371     RAYMOND A MIRRA JR              .00                                                          $320,000.00    N
  600051372     ROBERTO MONCADA                 .00                                                          $278,750.00    N
  600051373     BRUCE P JOHNSON                 .00                                                          $335,000.00    N
  600051374     BASILIO A & ELSA SILVA,JR       .00                                                          $410,000.00    N
  600051375     KEVIN F & PEGGY M CALCAGN       .00                                                          $540,000.00    N
  600051376     JAN H STAHL                     .00                                                          $420,000.00    N
  600051377     RONALD P & REGINA C MYSLI       .00                                                          $490,000.00    N
  600051378     MICHAEL J & LISA L DILLON       .00                                                          $285,000.00    N
  600051379     DANIEL B GIBSON                 .00                                                          $157,000.00    N
  600051380     FRANCIS W & JOYCE L BROOK       .00                                                          $370,000.00    N

(vlegal.ace v1.4)                                                       Page  60
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

 POOL NUMBER:          1380    POOL NAME:      1996-1 DLJ

                                                                                                              SCHEDULED
  LOAN #       BORROWER                      STREET ADDRESS              CITY              STATE    ZIP        BALANCE
  ------       --------------------          --------------------        ---------------   -----   -----     ------------
  600051381     LYNN C & KARLA L DIERKING     3303 52ND PLACE SW          EVERETT, WA        WA     98203      $229,837.67
  600051382     STEVEN C & MARYANN C TYLE     1250 PINE SHADOW LANE       CONCORD, CA        CA     94521      $270,000.00
  600051383     LAWRENCE M & JOAN B BRANC     10210 ACKERLY TERRACE       LANHAM, MD         MD     20706      $235,674.11
  600051384     FRED L & LISA W HARMS         8125 NORTH 2ND STREET       MCALLEN, TX        TX     78504      $252,821.44
  600051385     STEVEN & SUZANNE MILLER       2760 NW CIRCLE A DR         PORTLAND, OR       OR     97229      $287,331.84
  600051386     MELVIN G JONES                9101 SILVERUN COURT         FAIRFAX STATION    VA     22039      $271,808.03
  600051387     ABRAHAM COHEN                 1966 EAST 14TH STREET       BROOKLYN, NY       NY     11223      $279,487.50
  600051388     RICHARD D GRIMALDI            386 GREEN HILL ROAD         LONGMEADOW, MA     MA     1106       $275,000.00
  600051389     THOMAS J & GERALDINE CUMM     2 LONGFELLOW ROAD           WELLESLEY, MA      MA     2181       $312,784.59
  600051390     ANTHONY & LISA MARIE MORS     11 FERN STREET              BEVERLY, MA        MA     1915       $230,688.97
  600051391     YVONNE I & MARK M PYTLIK      192 WASHINGTON STREET       WELLESLEY, MA      MA     2181       $275,646.79
  600051392     THOMAS & MELINDA GOODWIN      77 HARVARD AVENUE   UNIT    BROOKLINE, MA      MA     2146       $245,919.07
  600051393     CHESTER KEMP & ELIZABETH      2490 EAST 6200 SOUTH        SALT LAKE CITY,    UT     84121      $462,586.46
  600051394     DAVID M & MARY ANN B ORTH     105 SURREY PLACE            NORTH HALEDON,     NJ     7508       $219,196.89

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------      --------
  600051381     LYNN C & KARLA L DIERKING        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051382     STEVEN C & MARYANN C TYLE        7.375      .250    7.125     .0350     7.090    05/01/2026
  600051383     LAWRENCE M & JOAN B BRANC        7.875      .250    7.625     .0350     7.590    03/01/2026
  600051384     FRED L & LISA W HARMS            7.750      .250    7.500     .0350     7.465    04/01/2026
  600051385     STEVEN & SUZANNE MILLER          8.250      .250    8.000     .0350     7.965    03/01/2026
  600051386     MELVIN G JONES                   7.750      .250    7.500     .0350     7.465    04/01/2026
  600051387     ABRAHAM COHEN                    8.500      .250    8.250     .0350     8.215    02/01/2026
  600051388     RICHARD D GRIMALDI               8.250      .250    8.000     .0350     7.965    05/01/2026
  600051389     THOMAS J & GERALDINE CUMM        7.875      .250    7.625     .0350     7.590    04/01/2026
  600051390     ANTHONY & LISA MARIE MORS        8.000      .250    7.750     .0350     7.715    03/01/2026
  600051391     YVONNE I & MARK M PYTLIK         8.250      .250    8.000     .0350     7.965    03/01/2026
  600051392     THOMAS & MELINDA GOODWIN         9.125      .250    8.875     .0350     8.840    04/01/2026
  600051393     CHESTER KEMP & ELIZABETH         7.875      .250    7.625     .0350     7.590    03/01/2026
  600051394     DAVID M & MARY ANN B ORTH        7.875      .250    7.625     .0350     7.590    03/01/2026

                                                                                     MI        INTEREST        LOAN
  LOAN #       BORROWER                          S/S LOAN #          P & I PMT       CO         PAID-TO        TERM
  ------       --------------------             ---------------     ---------        --        --------        ----
  600051381     LYNN C & KARLA L DIERKING       8358865             $1,647.75                  05/01/1996      360
  600051382     STEVEN C & MARYANN C TYLE       8359905             $1,864.82        3         05/01/1996      360
  600051383     LAWRENCE M & JOAN B BRANC       8369985             $1,711.16        3         05/01/1996      360
  600051384     FRED L & LISA W HARMS           8377965             $1,812.52                  05/01/1996      360
  600051385     STEVEN & SUZANNE MILLER         8391510             $2,161.39                  05/01/1996      360
  600051386     MELVIN G JONES                  8391699             $1,948.64                  05/01/1996      360
  600051387     ABRAHAM COHEN                   8409328             $2,152.96                  05/01/1996      360
  600051388     RICHARD D GRIMALDI              8412384             $2,065.98                  05/01/1996      360
  600051389     THOMAS J & GERALDINE CUMM       8412426             $2,269.47                  05/01/1996      360
  600051390     ANTHONY & LISA MARIE MORS       8413171             $1,695.00                  05/01/1996      360
  600051391     YVONNE I & MARK M PYTLIK        8413602             $2,073.50                  05/01/1996      360
  600051392     THOMAS & MELINDA GOODWIN        8413696             $2,001.94        3         05/01/1996      360
  600051393     CHESTER KEMP & ELIZABETH        8416122             $3,380.64                  05/01/1996      360
  600051394     DAVID M & MARY ANN B ORTH       8431095             $1,591.53                  05/01/1996      360

                                               PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                        CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------            ----     -----     ----      ------      ------   ------     -----------   ------
  600051381     LYNN C & KARLA L DIERKING      .00                                                          $315,000.00    N
  600051382     STEVEN C & MARYANN C TYLE      .00                                                          $300,500.00    N
  600051383     LAWRENCE M & JOAN B BRANC      .00                                                          $262,525.00    N
  600051384     FRED L & LISA W HARMS          .00                                                          $377,611.94    N
  600051385     STEVEN & SUZANNE MILLER        .00                                                          $430,000.00    N
  600051386     MELVIN G JONES                 .00                                                          $340,000.00    N
  600051387     ABRAHAM COHEN                  .00                                                          $355,000.00    N
  600051388     RICHARD D GRIMALDI             .00                                                          $500,000.00    N
  600051389     THOMAS J & GERALDINE CUMM      .00                                                          $436,000.00    N
  600051390     ANTHONY & LISA MARIE MORS      .00                                                          $300,000.00    N
  600051391     YVONNE I & MARK M PYTLIK       .00                                                          $430,000.00    N
  600051392     THOMAS & MELINDA GOODWIN       .00                                                          $259,000.00    N
  600051393     CHESTER KEMP & ELIZABETH       .00                                                          $700,000.00    N
  600051394     DAVID M & MARY ANN B ORTH      .00                                                          $300,000.00    N

(vlegal.ace v1.4)                                                       Page  61
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051395     GARY ROBERTS & KRYSTAL AN   1223 1ST STREET            KIRKLAND, WA       WA     98033      $258,618.68
  600051396     STEVEN W & BETH ANN SMITH   3702 SOUTH STAR LAKE ROAD  AUBURN, WA         WA     98001      $248,078.60
  600051397     ROBERT L & CYNTHIA C COUT   17015 NORTHEAST 129TH COU  REDMOND, WA        WA     98052      $244,644.23
  600051398     GREGORY P & MARY R MITCHE   47-40 GLENWOOD STREET      LITTLE NECK, NY    NY     11362      $239,488.55
  600051399     NUNZIO & LEIGH MARTINO      162 AVA DRIVE              EAST MEADOW, NY    NY     11554      $117,457.02
  600051400     DANIEL AND FRANCES DE MON   9 CARNEGIE PLACE           BASKING RIDGE,     NJ     7920       $317,088.06
  600051401     RACHEL BOLAN SOUTHWORTH     3 HILTON ROAD              ATLANTIC HIGHLA    NJ     7716       $303,285.79
  600051402     DAVID SABO                  84 REIDS HILL ROAD         MARLBORO, NJ       NJ     7751       $283,799.56
  600051403     SEBASTIAN BIERK             99 SWIMMING RIVER ROAD     MIDDLETOWN TOWN    NJ     7738       $249,832.26
  600051404     ROGER PAUL & BETH ELAINE    13207 GEORGE STREET        FARMERS BRANCH,    TX     75234      $252,074.11
  600051405     BRYAN W & PATRICIA LLOYD    4439 NORTH WEST SAWMILL D  PARK CITY, UT      UT     84060      $229,642.55
  600051406     TIMOTHY P & JOY O'ROURKE    1957 MIDCHESTER            WEST BLOOMFIELD    MI     48322      $237,332.37
  600051407     WALTER BARRY WILKINS        3113 81ST STREET           LUBBOCK, TX        TX     79423       $99,934.58
  600051408     ROGER E BRODMAN             6030 EAST EXETER BOULEVAR  PHOENIX, AZ        AZ     85251      $436,396.55

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051395     GARY ROBERTS & KRYSTAL AN      7.500      .250    7.250     .0350     7.215    02/01/2026
  600051396     STEVEN W & BETH ANN SMITH      7.875      .250    7.625     .0350     7.590    02/01/2026
  600051397     ROBERT L & CYNTHIA C COUT      7.625      .250    7.375     .0350     7.340    03/01/2026
  600051398     GREGORY P & MARY R MITCHE      7.750      .250    7.500     .0350     7.465    02/01/2026
  600051399     NUNZIO & LEIGH MARTINO         8.500      .250    8.250     .0350     8.215    03/01/2026
  600051400     DANIEL AND FRANCES DE MON      8.250      .250    8.000     .0350     7.965    02/01/2026
  600051401     RACHEL BOLAN SOUTHWORTH        7.750      .250    7.500     .0350     7.465    04/01/2026
  600051402     DAVID SABO                     7.750      .250    7.500     .0350     7.465    04/01/2026
  600051403     SEBASTIAN BIERK                8.000      .250    7.750     .0350     7.715    04/01/2026
  600051404     ROGER PAUL & BETH ELAINE       7.500      .250    7.250     .0350     7.215    03/01/2026
  600051405     BRYAN W & PATRICIA LLOYD       7.500      .250    7.250     .0350     7.215    03/01/2026
  600051406     TIMOTHY P & JOY O'ROURKE       7.750      .250    7.500     .0350     7.465    04/01/2026
  600051407     WALTER BARRY WILKINS           8.125      .250    7.875     .0350     7.840    04/01/2026
  600051408     ROGER E BRODMAN                7.875      .250    7.625     .0350     7.590    03/01/2026

                                                                                    MI        INTEREST        LOAN
  LOAN #       BORROWER                         S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------           ---------------      ---------        --        --------        ----
  600051395     GARY ROBERTS & KRYSTAL AN     8441343               $1,812.36                  05/01/1996      360
  600051396     STEVEN W & BETH ANN SMITH     8441836               $1,805.42                  05/01/1996      360
  600051397     ROBERT L & CYNTHIA C COUT     8442330               $1,734.09                  05/01/1996      360
  600051398     GREGORY P & MARY R MITCHE     8443642               $1,719.39                  05/01/1996      360
  600051399     NUNZIO & LEIGH MARTINO        8444188                 $904.24                  05/01/1996      360
  600051400     DANIEL AND FRANCES DE MON     8444367               $2,386.77                  05/01/1996      360
  600051401     RACHEL BOLAN SOUTHWORTH       8445469               $2,174.31                  05/01/1996      360
  600051402     DAVID SABO                    8445490               $2,034.61                  05/01/1996      360
  600051403     SEBASTIAN BIERK               8445952               $1,834.41                  05/01/1996      360
  600051404     ROGER PAUL & BETH ELAINE      8447611               $1,765.17                  05/01/1996      360
  600051405     BRYAN W & PATRICIA LLOYD      8459098               $1,608.19                  05/01/1996      360
  600051406     TIMOTHY P & JOY O'ROURKE      8479132               $1,701.48        7         05/01/1996      360
  600051407     WALTER BARRY WILKINS          8481757                 $742.50                  05/01/1996      360
  600051408     ROGER E BRODMAN               8491984               $3,168.55                  05/01/1996      360

                                                PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                         CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------             ----     -----     ----      ------      ------   ------     -----------   ------
  600051395     GARY ROBERTS & KRYSTAL AN        .00                                                          $324,000.00    N
  600051396     STEVEN W & BETH ANN SMITH        .00                                                          $315,000.00    N
  600051397     ROBERT L & CYNTHIA C COUT        .00                                                          $325,000.00    N
  600051398     GREGORY P & MARY R MITCHE        .00                                                          $310,000.00    N
  600051399     NUNZIO & LEIGH MARTINO           .00                                                          $168,000.00    N
  600051400     DANIEL AND FRANCES DE MON        .00                                                          $397,128.00    N
  600051401     RACHEL BOLAN SOUTHWORTH          .00                                                          $475,000.00    N
  600051402     DAVID SABO                       .00                                                          $430,000.00    N
  600051403     SEBASTIAN BIERK                  .00                                                          $515,000.00    N
  600051404     ROGER PAUL & BETH ELAINE         .00                                                          $413,000.00    N
  600051405     BRYAN W & PATRICIA LLOYD         .00                                                          $398,239.00    N
  600051406     TIMOTHY P & JOY O'ROURKE         .00                                                          $250,000.00    N
  600051407     WALTER BARRY WILKINS             .00                                                          $190,000.00    N
  600051408     ROGER E BRODMAN                  .00                                                          $680,000.00    N

(vlegal.ace v1.4)                                                       Page  62
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051409     JARROD W & LINDA J WILCOX   950 CENTRE STREET          NEWTON, MA         MA     2159       $249,636.97
  600051410     DONNA L SCHULTZ             2650 DEER VALLEY DRIVE E,  PARK CITY, UT      UT     84060      $243,340.72
  600051411     CLARENE DAVID               116 15TH STREET            HUNTINGTON BEAC    CA     92648      $271,777.05
  600051412     JOEL P & SHARON G CHACK     5 GWEN COURT               CHERRY HILL, NJ    NJ     8003       $287,500.00
  600051413     JEFFREY L & LINNEA L HOWE   3623 KREY AVENUE           VADNAIS HEIGHTS    MN     55127      $220,340.40
  600051414     DANIEL H & DORIS N SCHYMA   3950 114TH LANE            COON RAPIDS, MN    MN     55433      $399,703.14
  600051415     TERRY E WILLIAMS            261 MONTROSE DRIVE         MCDONOUGH, GA      GA     30253      $247,444.39
  600051416     TIMOTHY J & MARY COLLEEN    3105 BYWATER TRAIL         ROSWELL, GA        GA     30075      $253,589.58
  600051417     WARREN L & SUSAN M HAMILT   8745 RIVER BLUFF LANE      ROSWELL, GA        GA     30076      $349,079.48
  600051418     JAMES R & THERESA JANE P    51 SUMMERWALK PLACE        THE WOODLANDS,     TX     77381      $319,662.59
  600051419     RICHARD C & PENNY K HOOK    107 BEECHMONT ROAD         HOUSTON, TX        TX     77024      $261,006.15
  600051420     VO X NGO                    12329 ZELLER LANE          AUSTIN, TX         TX     78753      $107,673.96
  600051421     VINCENT B & RUE ANN DIVIT   11915 DONCASTER ROAD       HOUSTON, TX        TX     77024      $276,554.67
  600051422     JOSE A & DORA TOVAR         3 ALPINE STREET            BELLAIRE, TX       TX     77401      $434,550.00

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051409     JARROD W & LINDA J WILCOX      7.625      .250    7.375     .0350     7.340    03/01/2026
  600051410     DONNA L SCHULTZ                8.125      .250    7.875     .0350     7.840    04/01/2026
  600051411     CLARENE DAVID                  7.000      .250    6.750     .0350     6.715    04/01/2026
  600051412     JOEL P & SHARON G CHACK        8.250      .250    8.000     .0350     7.965    05/01/2026
  600051413     JEFFREY L & LINNEA L HOWE      7.625      .250    7.375     .0350     7.340    04/01/2026
  600051414     DANIEL H & DORIS N SCHYMA      7.500      .250    7.250     .0350     7.215    04/01/2026
  600051415     TERRY E WILLIAMS               7.500      .250    7.250     .0350     7.215    02/01/2026
  600051416     TIMOTHY J & MARY COLLEEN       7.750      .250    7.500     .0350     7.465    03/01/2026
  600051417     WARREN L & SUSAN M HAMILT      7.500      .250    7.250     .0350     7.215    03/01/2026
  600051418     JAMES R & THERESA JANE P       7.500      .250    7.250     .0350     7.215    04/01/2026
  600051419     RICHARD C & PENNY K HOOK       7.500      .250    7.250     .0350     7.215    04/01/2026
  600051420     VO X NGO                       7.750      .250    7.500     .0350     7.465    04/01/2026
  600051421     VINCENT B & RUE ANN DIVIT      7.750      .250    7.500     .0350     7.465    04/01/2026
  600051422     JOSE A & DORA TOVAR            8.250      .250    8.000     .0350     7.965    05/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051409     JARROD W & LINDA J WILCOX    8501235               $1,769.48                  05/01/1996
  600051410     DONNA L SCHULTZ              8503062               $1,807.98                  05/01/1996
  600051411     CLARENE DAVID                8506989               $1,809.62                  05/01/1996
  600051412     JOEL P & SHARON G CHACK      8509026               $2,159.89                  05/01/1996
  600051413     JEFFREY L & LINNEA L HOWE    8517741               $1,560.69        3         05/01/1996
  600051414     DANIEL H & DORIS N SCHYMA    8517940               $2,796.86                  05/01/1996
  600051415     TERRY E WILLIAMS             8538415               $1,734.05                  05/01/1996
  600051416     TIMOTHY J & MARY COLLEEN     8538478               $1,820.05                  05/01/1996
  600051417     WARREN L & SUSAN M HAMILT    8539255               $2,444.45                  05/01/1996
  600051418     JAMES R & THERESA JANE P     8542216               $2,236.79                  05/01/1996
  600051419     RICHARD C & PENNY K HOOK     8542605               $1,826.35                  05/01/1996
  600051420     VO X NGO                     8543466                 $771.93                  05/01/1996
  600051421     VINCENT B & RUE ANN DIVIT    8543907               $1,982.67       19         05/01/1996
  600051422     JOSE A & DORA TOVAR          8544096               $3,264.63                  05/01/1996

                                              PER      LIFE      LIFE      GROSS        NET       CERT.       PROP       BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN       VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------    ------    -----------   ------
  600051409     JARROD W & LINDA J WILCOX      360      .00                                                  $472,500.00    N
  600051410     DONNA L SCHULTZ                360      .00                                                  $335,000.00    N
  600051411     CLARENE DAVID                  360      .00                                                  $340,000.00    N
  600051412     JOEL P & SHARON G CHACK        360      .00                                                  $437,500.00    N
  600051413     JEFFREY L & LINNEA L HOWE      360      .00                                                  $245,000.00    N
  600051414     DANIEL H & DORIS N SCHYMA      360      .00                                                  $500,000.00    N
  600051415     TERRY E WILLIAMS               360      .00                                                  $310,000.00    N
  600051416     TIMOTHY J & MARY COLLEEN       360      .00                                                  $325,000.00    N
  600051417     WARREN L & SUSAN M HAMILT      360      .00                                                  $437,000.00    N
  600051418     JAMES R & THERESA JANE P       360      .00                                                  $454,900.00    N
  600051419     RICHARD C & PENNY K HOOK       360      .00                                                  $326,500.00    N
  600051420     VO X NGO                       360      .00                                                  $153,990.00    N
  600051421     VINCENT B & RUE ANN DIVIT      360      .00                                                  $307,500.00    N
  600051422     JOSE A & DORA TOVAR            360      .00                                                  $625,000.00    N

(vlegal.ace v1.4)                                                       Page  63
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051423     BARRY J & SUSAN A SCHEER    64 PETTY RD                CRANBURY, NJ       NJ     8512       $378,732.51
  600051424     ROBERT A & PENNY D GOTCH    20220 MARILLA COURT        SARATOGA, CA       CA     95070      $229,441.99
  600051425     BARRY K & BARBARA A WESTM   1870 CLARKS CREEK ROAD     VALLE CRUCIS, N    NC     28691      $223,492.15
  600051426     EDWARD J MCCONNELL III      3 COURTNEY RD              WILMINGTON, DE     DE     19807      $290,693.01
  600051427     REX R & GAYELYN G ANDERSO   900 DONNA DRIVE            INCLINE VILLAGE    NV     89450      $328,500.00
  600051428     CHIJIOKE & JOY OHAYIA       234 SUTPHIN LN             HILLSBOROUGH, N    NJ     8853       $207,565.00
  600051429     MICHAEL C & FLORINE M MAR   477 SOUTH MIDDLETON        PALATINE, IL       IL     60067      $302,431.05
  600051430     JOHN HERNANDO PARIS         137 N 8TH ST UNIT 25       ASPEN, CO          CO     81611      $264,624.72
  600051431     DENNIS J ACINAPURA          22 MELODY LANE             CUMBERLAND, RI     RI     02684      $111,279.72
  600051432     JOSEPH E GRAY               875 WILDERNESS LANE        GREENWOOD, IN      IN     46142      $247,845.85
  600051433     RICHARD W & JOANN P MARTI   1 COLUMBINE LANE           LITTLETON, CO      CO     80123      $234,653.93
  600051434     DAVID N & CHERYL E BROTMA   106 STALLION CIRCLE        HOLLAND, PA        PA     18966      $292,453.64
  600051435     LEROY E & TANYA M COCHRAN   8531 WINTER PASTURE WAY    COLUMBIA, MD       MD     21045      $215,839.70
  600051436     BERNADETTE M EICHELBERGER   1934 37TH STREET NW        WASHINGTON, DC     DC     20007      $232,597.75

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051423     BARRY J & SUSAN A SCHEER       7.750      .250    7.500     .0350     7.465    04/01/2026
  600051424     ROBERT A & PENNY D GOTCH       7.875      .250    7.625     .0350     7.590    04/01/2026
  600051425     BARRY K & BARBARA A WESTM      7.750      .250    7.500     .0350     7.465    04/01/2026
  600051426     EDWARD J MCCONNELL III         8.875      .250    8.625     .0350     8.590    01/01/2024
  600051427     REX R & GAYELYN G ANDERSO      8.375      .250    8.125     .0350     8.090    05/01/2026
  600051428     CHIJIOKE & JOY OHAYIA          8.750      .250    8.500     .0350     8.465    11/01/2023
  600051429     MICHAEL C & FLORINE M MAR      8.375      .250    8.125     .0350     8.090    02/01/2026
  600051430     JOHN HERNANDO PARIS            7.750      .250    7.500     .0350     7.465    03/01/2026
  600051431     DENNIS J ACINAPURA             8.125      .250    7.875     .0350     7.840    02/01/2026
  600051432     JOSEPH E GRAY                  8.375      .250    8.125     .0350     8.090    04/01/2026
  600051433     RICHARD W & JOANN P MARTI      8.375      .250    8.125     .0350     8.090    04/01/2026
  600051434     DAVID N & CHERYL E BROTMA      8.000      .250    7.750     .0350     7.715    04/01/2026
  600051435     LEROY E & TANYA M COCHRAN      7.500      .250    7.250     .0350     7.215    04/01/2026
  600051436     BERNADETTE M EICHELBERGER      8.125      .250    7.875     .0350     7.840    04/01/2026

                                                                                    MI        INTEREST        LOAN
  LOAN #       BORROWER                         S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------           ---------------      ---------        --        --------        ----
  600051423     BARRY J & SUSAN A SCHEER      8545713                $2,715.20                  05/01/1996
  600051424     ROBERT A & PENNY D GOTCH      8546700                $1,664.76                  05/01/1996
  600051425     BARRY K & BARBARA A WESTM     8576604                $1,602.26        7         05/01/1996
  600051426     EDWARD J MCCONNELL III        8583194                $2,354.39                  05/01/1996
  600051427     REX R & GAYELYN G ANDERSO     8584059                $2,496.84       19         05/01/1996
  600051428     CHIJIOKE & JOY OHAYIA         8585108                $1,664.91        2         05/01/1996
  600051429     MICHAEL C & FLORINE M MAR     8588227                $2,303.02                  05/01/1996
  600051430     JOHN HERNANDO PARIS           8591829                $1,898.49                  05/01/1996
  600051431     DENNIS J ACINAPURA            8601342                  $827.88                  05/01/1996
  600051432     JOSEPH E GRAY                 8617795                $1,884.98        3         05/01/1996
  600051433     RICHARD W & JOANN P MARTI     8618478                $1,786.17                  05/01/1996
  600051434     DAVID N & CHERYL E BROTMA     8623056                $2,147.36                  05/01/1996
  600051435     LEROY E & TANYA M COCHRAN     8640738                $1,510.30       19         05/01/1996
  600051436     BERNADETTE M EICHELBERGER     8640948                $1,728.16       19         05/01/1996

                                               PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                        CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------            ----     -----     ----      ------      ------   ------     -----------   ------
  600051423     BARRY J & SUSAN A SCHEER        360     .00                                                   $570,000.00    N
  600051424     ROBERT A & PENNY D GOTCH        360     .00                                                   $507,000.00    N
  600051425     BARRY K & BARBARA A WESTM       360     .00                                                   $248,500.00    N
  600051426     EDWARD J MCCONNELL III          360     .00                                                   $375,000.00    N
  600051427     REX R & GAYELYN G ANDERSO       360     .00                                                   $365,000.00    N
  600051428     CHIJIOKE & JOY OHAYIA           360     .00                                                   $238,000.00    N
  600051429     MICHAEL C & FLORINE M MAR       360     .00                                                   $378,765.00    N
  600051430     JOHN HERNANDO PARIS             360     .00                                                   $445,000.00    N
  600051431     DENNIS J ACINAPURA              360     .00                                                   $161,000.00    N
  600051432     JOSEPH E GRAY                   360     .00                                                   $278,000.00    N
  600051433     RICHARD W & JOANN P MARTI       360     .00                                                   $312,500.00    N
  600051434     DAVID N & CHERYL E BROTMA       360     .00                                                   $390,203.00    N
  600051435     LEROY E & TANYA M COCHRAN       360     .00                                                   $240,000.00    N
  600051436     BERNADETTE M EICHELBERGER       360     .00                                                   $245,000.00    N

(vlegal.ace v1.4)                                                       Page  64
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051437     AMARPREET & KULBEER DHILL   21975 PHILIP DRIVE         LEONARDTOWN, MD    MD     29650      $432,000.00
  600051438     MADELINE ISAACSON MORITZ    67 SUGAR MAPLE LANE        GLEN COVE, NY      NY     11542      $217,346.49
  600051439     JOHN K & LISA L PENTON      15300 STONY SPRING RD      OKLAHOMA CITY,     OK     73013      $379,210.31
  600051440     RONALD J & SANDRA S DONEF   16242 EAST SAQUARO BLVD    FOUNTAIN HILLS,    AZ     85268      $244,653.04
  600051441     PETER D CARNICELLI          6 WHITTIER RD              MARBLEHEAD, MA     MA     1945       $302,416.69
  600051442     RONALD H & ELIZABETH T MC   2406 STRYKER AVE           VIENNA, VA         VA     22181      $259,499.20
  600051443     FRANK E & JANIS E ASZMAN    25989 NE BUTTEVILLE ROAD   AURORA, OR         OR     97002      $159,691.80
  600051444     CARL W & JOANNA B RUGGIER   2800 ERMINIA ROAD          RENO, NV           NV     89523      $257,463.84
  600051445     STEVEN W & JEYVENNA F SMI   1104 HIDDEN HILL COURT     LOUISVILLE KY      KY     40245      $220,644.16
  600051446     SHELDON E & TONI A GOLDBE   1800 BEN FRANKLIN DR. #B   SARASOTA, FL       FL     34236      $293,341.33
  600051447     HENRY B SULLIVAN            1691 ASHEBARK COURT        MARIETTA, GA       GA     30068      $356,987.63
  600051448     TIMOTHY G JONES             169 BOGLE RD               PETERBOROUGH, N    NH     3458       $246,658.90
  600051449     MICHAEL D & CARLA J MURRA   802 CAL COVE DRIVE         FORT MYERS, FL     FL     33919      $240,000.00
  600051450     PATRICK T MURPHY            11815 SOUTH TUZIGOOT COUR  PHOENIX, AZ        AZ     85044      $333,527.00

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051437     AMARPREET & KULBEER DHILL      8.625      .250    8.375     .0350     8.340    05/01/2026
  600051438     MADELINE ISAACSON MORITZ       7.750      .250    7.500     .0350     7.465    04/01/2026
  600051439     JOHN K & LISA L PENTON         7.875      .250    7.625     .0350     7.590    02/01/2026
  600051440     RONALD J & SANDRA S DONEF      7.750      .250    7.500     .0350     7.465    03/01/2026
  600051441     PETER D CARNICELLI             8.500      .250    8.250     .0350     8.215    04/01/2026
  600051442     RONALD H & ELIZABETH T MC      8.250      .250    8.000     .0350     7.965    02/01/2026
  600051443     FRANK E & JANIS E ASZMAN       8.250      .250    8.000     .0350     7.965    02/01/2026
  600051444     CARL W & JOANNA B RUGGIER      7.875      .250    7.625     .0350     7.590    02/01/2026
  600051445     STEVEN W & JEYVENNA F SMI      7.750      .250    7.500     .0350     7.465    04/01/2026
  600051446     SHELDON E & TONI A GOLDBE      7.500      .250    7.250     .0350     7.215    02/01/2026
  600051447     HENRY B SULLIVAN               7.750      .250    7.500     .0350     7.465    02/01/2026
  600051448     TIMOTHY G JONES                7.875      .250    7.625     .0350     7.590    03/01/2026
  600051449     MICHAEL D & CARLA J MURRA      8.000      .250    7.750     .0350     7.715    05/01/2026
  600051450     PATRICK T MURPHY               7.750      .250    7.500     .0350     7.465    03/01/2026

                                                                                    MI        INTEREST        LOAN
  LOAN #       BORROWER                         S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------           ---------------      ---------        --        --------        ----
  600051437     AMARPREET & KULBEER DHILL     8641956                $3,360.05                  05/01/1996
  600051438     MADELINE ISAACSON MORITZ      8663953                $1,558.20                  05/01/1996
  600051439     JOHN K & LISA L PENTON        8687347                $2,755.26                  05/01/1996
  600051440     RONALD J & SANDRA S DONEF     8704987                $1,755.21                  05/01/1996
  600051441     PETER D CARNICELLI            8711634                $2,326.73                  05/01/1996
  600051442     RONALD H & ELIZABETH T MC     8711844                $1,953.29                  05/01/1996
  600051443     FRANK E & JANIS E ASZMAN      8721745                $1,202.03                  05/01/1996
  600051444     CARL W & JOANNA B RUGGIER     8742682                $1,870.68                  05/01/1996
  600051445     STEVEN W & JEYVENNA F SMI     8743753                $1,581.84                  05/01/1996
  600051446     SHELDON E & TONI A GOLDBE     8744152                $2,055.69                  05/01/1996
  600051447     HENRY B SULLIVAN              8745475                $2,562.96       19         05/01/1996
  600051448     TIMOTHY G JONES               8755524                $1,790.93       19         05/01/1996
  600051449     MICHAEL D & CARLA J MURRA     8764816                $1,761.03                  05/01/1996
  600051450     PATRICK T MURPHY              8775106                $2,392.82                  05/01/1996

                                              PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------   ------     -----------   ------
  600051437     AMARPREET & KULBEER DHILL      360     .00                                                  $589,000.00    N
  600051438     MADELINE ISAACSON MORITZ       360     .00                                                  $290,000.00    N
  600051439     JOHN K & LISA L PENTON         360     .00                                                  $475,000.00    N
  600051440     RONALD J & SANDRA S DONEF      360     .00                                                  $365,000.00    N
  600051441     PETER D CARNICELLI             360     .00                                                  $436,000.00    N
  600051442     RONALD H & ELIZABETH T MC      360     .00                                                  $450,000.00    N
  600051443     FRANK E & JANIS E ASZMAN       360     .00                                                  $490,000.00    N
  600051444     CARL W & JOANNA B RUGGIER      360     .00                                                  $360,000.00    N
  600051445     STEVEN W & JEYVENNA F SMI      360     .00                                                  $294,545.00    N
  600051446     SHELDON E & TONI A GOLDBE      360     .00                                                  $420,000.00    N
  600051447     HENRY B SULLIVAN               360     .00                                                  $397,500.00    N
  600051448     TIMOTHY G JONES                360     .00                                                  $282,500.00    N
  600051449     MICHAEL D & CARLA J MURRA      360     .00                                                  $300,000.00    N
  600051450     PATRICK T MURPHY               360     .00                                                  $420,000.00    N

(vlegal.ace v1.4)                                                       Page  65
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051451     SHERYL J & HOWARD S KATZ    3417 E. MARLETTE AVENUE    PARADISE VALLEY    AZ     85253      $327,523.71
  600051452     JEANNE M O'CRAIGHAN         4801 EAST MOONLIGHT WAY    PARADISE VALLEY    AZ     85253      $309,472.06
  600051453     GEORGE J MICHAELS           1756 FRIAR TUCK ROAD       ATLANTA, GA        GA     30309      $266,810.42
  600051454     HOANG VAN CANH              2187 STONE DRIVE           LILBURN, GA        GA     30247       $68,803.80
  600051455     JIM D LOWERY                150 LAKE ALUMA DRIVE       OKLAHOMA CITY,     OK     73121      $378,421.45
  600051456     BURTON N & HEATHER DUZE     17 RIVER RIDGE CIRCLE      LITTLE ROCK, AR    AR     72227      $254,673.68
  600051457     TERRY L & NANCY C PHIPPS    9810 SOUTH JAMESTOWN AVEN  TULSA, OK          OK     74136      $232,255.55
  600051458     BILL C & SANDRA HOWISON     6905 EAST FORT WORTH STRE  BROKEN ARROW, O    OK     74014      $225,763.37
  600051459     DAVID & VIVIAN K SUTTER     618 COLONIAL               PORTLAND, TX       TX     78374      $219,291.17
  600051460     MICHAEL R BOYLE             11841 S.E. GRAND VISTA DR  CLACKAMAS, OR      OR     97015      $234,675.50
  600051461     TIMOTHY A & KARLA J MCGIL   1885 EAST 10225 SOUTH      SANDY, UT          UT     84092      $251,577.64
  600051462     DWAIN A & JODI SKINNER      3038 WEST COUNTRY CLASSIC  BLUFFDALE, UT      UT     84065      $271,185.41
  600051463     EDWIN B NEILL               121 HAWTHORNE ROAD         BALTIMORE, MD      MD     21210      $260,000.00
  600051464     JEAN-PIERRE FILIPPI         9969 DURANT DRIVE          BEVERLY HILLS,     CA     90212      $249,836.47

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051451     SHERYL J & HOWARD S KATZ       7.625      .250    7.375     .0350     7.340    03/01/2026
  600051452     JEANNE M O'CRAIGHAN            7.875      .250    7.625     .0350     7.590    03/01/2026
  600051453     GEORGE J MICHAELS              7.625      .250    7.375     .0350     7.340    03/01/2026
  600051454     HOANG VAN CANH                 8.000      .250    7.750     .0350     7.715    04/01/2026
  600051455     JIM D LOWERY                   7.375      .250    7.125     .0350     7.090    03/01/2026
  600051456     BURTON N & HEATHER DUZE        8.250      .250    8.000     .0350     7.965    03/01/2026
  600051457     TERRY L & NANCY C PHIPPS       8.375      .250    8.125     .0350     8.090    04/01/2026
  600051458     BILL C & SANDRA HOWISON        7.500      .250    7.250     .0350     7.215    03/01/2026
  600051459     DAVID & VIVIAN K SUTTER        7.625      .250    7.375     .0350     7.340    04/01/2026
  600051460     MICHAEL R BOYLE                7.875      .250    7.625     .0350     7.590    03/01/2026
  600051461     TIMOTHY A & KARLA J MCGIL      8.250      .250    8.000     .0350     7.965    03/01/2026
  600051462     DWAIN A & JODI SKINNER         7.375      .250    7.125     .0350     7.090    03/01/2026
  600051463     EDWIN B NEILL                  7.625      .250    7.375     .0350     7.340    05/01/2026
  600051464     JEAN-PIERRE FILIPPI            8.125      .250    7.875     .0350     7.840    04/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051451     SHERYL J & HOWARD S KATZ     8775169               $2,321.56                  05/01/1996
  600051452     JEANNE M O'CRAIGHAN          8775673               $2,246.99                  05/01/1996
  600051453     GEORGE J MICHAELS            8779957               $1,892.64                  05/01/1996
  600051454     HOANG VAN CANH               8782246                 $505.20                  05/01/1996
  600051455     JIM D LOWERY                 8784000               $2,617.66                  05/01/1996
  600051456     BURTON N & HEATHER DUZE      8784220               $1,915.73                  05/01/1996
  600051457     TERRY L & NANCY C PHIPPS     8784588               $1,766.41                  05/01/1996
  600051458     BILL C & SANDRA HOWISON      8785039               $1,580.92        3         05/01/1996
  600051459     DAVID & VIVIAN K SUTTER      8792536               $1,553.25       19         05/01/1996
  600051460     MICHAEL R BOYLE              8817768               $1,703.91                  05/01/1996
  600051461     TIMOTHY A & KARLA J MCGIL    8819059               $1,892.44       19         05/01/1996
  600051462     DWAIN A & JODI SKINNER       8819563               $1,875.87                  05/01/1996
  600051463     EDWIN B NEILL                8824635               $1,840.26       19         05/01/1996
  600051464     JEAN-PIERRE FILIPPI          8832480               $1,856.24                  05/01/1996

                                              PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------   ------     -----------   ------
  600051451     SHERYL J & HOWARD S KATZ        360     .00                                                 $410,000.00    N
  600051452     JEANNE M O'CRAIGHAN             360     .00                                                 $750,000.00    N
  600051453     GEORGE J MICHAELS               360     .00                                                 $334,264.00    N
  600051454     HOANG VAN CANH                  360     .00                                                 $137,700.00    N
  600051455     JIM D LOWERY                    360     .00                                                 $575,000.00    N
  600051456     BURTON N & HEATHER DUZE         360     .00                                                 $342,000.00    N
  600051457     TERRY L & NANCY C PHIPPS        360     .00                                                 $332,000.00    N
  600051458     BILL C & SANDRA HOWISON         360     .00                                                 $238,500.00    N
  600051459     DAVID & VIVIAN K SUTTER         360     .00                                                 $231,000.00    N
  600051460     MICHAEL R BOYLE                 360     .00                                                 $316,000.00    N
  600051461     TIMOTHY A & KARLA J MCGIL       360     .00                                                 $330,500.00    N
  600051462     DWAIN A & JODI SKINNER          360     .00                                                 $390,000.00    N
  600051463     EDWIN B NEILL                   360     .00                                                 $295,300.00    N
  600051464     JEAN-PIERRE FILIPPI             360     .00                                                 $735,000.00    N

(vlegal.ace v1.4)                                                       Page  66
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051465     G JACK & MARY JANE CARTIE   149 MIRAMAR BLVD. N.E.     ST. PETERSBURG,    FL     33704      $252,650.62
  600051466     KATHERINE B CUPPIA          7 PINEVIEW DRIVE           BLUFFTON, SC       SC     29910      $174,891.22
  600051467     JAMES F & BETTY J RILEY     3800 BOUNTY COURT          MATTHEWS, NC       NC     28105      $242,750.00
  600051468     AMERICO MIGUEL & LOURDES    817 WEST MOORE ROAD        PHARR, TX          TX     78577      $367,529.07
  600051469     MIKE & DIANE JACKSON        24107 STATE HIGHWAY 71 WE  SPICEWOOD, TX      TX     78669      $374,748.38
  600051470     BERNADETTE FEAZELL          2315 HARTFORD ROAD         AUSTIN, TX         TX     78703      $499,326.79
  600051471     RONALD S & CYNTHIA T FOWL   12 THE FAIRWAY             WOODSTOCK, GA      GA     30188      $317,786.63
  600051472     MARK D & SANDRA C HAMILTO   6835 POLO DRIVE            CUMMING, GA        GA     30130      $363,330.16
  600051473     PETER & BARBARA CASTIGLIA   2225 VERSAILLES            HENDERSON, NV      NV     89014      $350,758.45
  600051474     LOUIS R KELMANSON           611 ALMA WAY               ZEPHYR COVE, NV    NV     89448      $256,248.09
  600051475     T GLEN & CATHY A MARSHALL   9175 EAST PARKER ROAD      PARKER, CO         CO     80134      $109,844.24
  600051476     SCOTT C & BRIDGET E HELMH   3215 FALCON POINT          SPRINGFIELD, IL    IL     62707      $277,097.03
  600051477     MARION A MORAWICZ           6 DOVER DRIVE              OAK BROOK, IL      IL     60521      $267,620.48
  600051478     MORTEZA & BEHESHTEH KOUKL   21 SHEFFIELD LANE          OAK BROOK, IL      IL     60521      $265,632.69

                                                INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                          RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------             --------    -----  ------     -----   ------     --------
  600051465     G JACK & MARY JANE CARTIE       7.875      .250    7.625     .0350     7.590     03/01/2026
  600051466     KATHERINE B CUPPIA              8.375      .250    8.125     .0350     8.090     04/01/2026
  600051467     JAMES F & BETTY J RILEY         8.500      .250    8.250     .0350     8.215     05/01/2026
  600051468     AMERICO MIGUEL & LOURDES        8.250      .250    8.000     .0350     7.965     03/01/2026
  600051469     MIKE & DIANE JACKSON            8.000      .250    7.750     .0350     7.715     04/01/2026
  600051470     BERNADETTE FEAZELL              8.000      .250    7.750     .0350     7.715     03/01/2026
  600051471     RONALD S & CYNTHIA T FOWL       8.000      .250    7.750     .0350     7.715     04/01/2026
  600051472     MARK D & SANDRA C HAMILTO       7.500      .250    7.250     .0350     7.215     04/01/2026
  600051473     PETER & BARBARA CASTIGLIA       7.875      .250    7.625     .0350     7.590     04/01/2026
  600051474     LOUIS R KELMANSON               8.000      .250    7.750     .0350     7.715     04/01/2026
  600051475     T GLEN & CATHY A MARSHALL       7.750      .250    7.500     .0350     7.465     03/01/2026
  600051476     SCOTT C & BRIDGET E HELMH       7.625      .250    7.375     .0350     7.340     03/01/2026
  600051477     MARION A MORAWICZ               7.750      .250    7.500     .0350     7.465     03/01/2026
  600051478     MORTEZA & BEHESHTEH KOUKL       7.875      .250    7.625     .0350     7.590     03/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051465     G JACK & MARY JANE CARTIE     8836008               $1,834.43                  05/01/1996
  600051466     KATHERINE B CUPPIA            8838643               $1,330.13                  05/01/1996
  600051467     JAMES F & BETTY J RILEY       8839410               $1,866.54                  05/01/1996
  600051468     AMERICO MIGUEL & LOURDES      8841205               $2,764.66                  05/01/1996
  600051469     MIKE & DIANE JACKSON          8842780               $2,751.62                  05/01/1996
  600051470     BERNADETTE FEAZELL            8843253               $3,668.82                  05/01/1996
  600051471     RONALD S & CYNTHIA T FOWL     8843988               $2,333.37                  05/01/1996
  600051472     MARK D & SANDRA C HAMILTO     8844208               $2,542.34       19         05/01/1996
  600051473     PETER & BARBARA CASTIGLIA     8846046               $2,544.99       19         05/01/1996
  600051474     LOUIS R KELMANSON             8856577               $1,882.11        3         05/01/1996
  600051475     T GLEN & CATHY A MARSHALL     8860389                 $788.05                  05/01/1996
  600051476     SCOTT C & BRIDGET E HELMH     8869912               $1,964.13                  05/01/1996
  600051477     MARION A MORAWICZ             8870658               $1,919.98                  05/01/1996
  600051478     MORTEZA & BEHESHTEH KOUKL     8871225               $1,928.68                  05/01/1996

                                             PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                      CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------          ----     -----     ----      ------      ------     ------     -----------   ------
  600051465     G JACK & MARY JANE CARTIE     360      .00                                                    $330,000.00    N
  600051466     KATHERINE B CUPPIA            360      .00                                                    $450,000.00    N
  600051467     JAMES F & BETTY J RILEY       360      .00                                                    $350,000.00    N
  600051468     AMERICO MIGUEL & LOURDES      360      .00                                                    $565,000.00    N
  600051469     MIKE & DIANE JACKSON          360      .00                                                    $580,000.00    N
  600051470     BERNADETTE FEAZELL            360      .00                                                    $785,000.00    N
  600051471     RONALD S & CYNTHIA T FOWL     360      .00                                                    $464,000.00    N
  600051472     MARK D & SANDRA C HAMILTO     360      .00                                                    $404,000.00    N
  600051473     PETER & BARBARA CASTIGLIA     360      .00                                                    $390,000.00    N
  600051474     LOUIS R KELMANSON             360      .00                                                    $275,000.00    N
  600051475     T GLEN & CATHY A MARSHALL     360      .00                                                    $295,000.00    N
  600051476     SCOTT C & BRIDGET E HELMH     360      .00                                                    $350,000.00    N
  600051477     MARION A MORAWICZ             360      .00                                                    $600,000.00    N
  600051478     MORTEZA & BEHESHTEH KOUKL     360      .00                                                    $360,000.00    N

(vlegal.ace v1.4)                                                       Page  67
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051479     ROBERT & FLORENCE MAURO     822 HIGHVIEW TERRACE       LAKE FOREST, IL    IL     60045      $386,733.67
  600051480     BRETT & CORINNE TREMAINE    4 ALICANTE                 COTO DE CAZA, C    CA     92679      $374,700.12
  600051481     JERRY W & KAREN K DAUGHER   5591 S CRESTBROOK DR       MORRISION, CO      CO     80465      $249,682.36
  600051482     JEFFREY S BEAHM             5264 SELL ROAD             NEW TRIPOLI, PA    PA     18066       $48,269.20
  600051483     MARVIN L & CLAUDIA D MOYE   363 VILLAGE WALK DRIVE     BORO OF MACUNGI    PA     18062       $75,000.00
  600051484     VINCENT J & BRIDGET M SAL   61 NOE AVENUE              MADISON, NJ        NJ     7940       $345,900.00
  600051485     AQUILINO DELA CRUZ SORTIJ   3428 LIKINI STREET         HONOLULU, HI       HI     96818      $361,461.00
  600051486     KHANG DINH & KIM  TRAN NG   4443 AUKAI AVENUE          HONOLULU, HI       HI     96816      $649,056.11
  600051487     DENNIS I K & DEBORAH  L C   3110 KAHAKO PLACE          KAILUA, HI         HI     96734      $327,774.27
  600051488     RICHARD T & ELEANOR YEATM   102 SPOTTSWOOD LANE        KENNETT SQUARE,    PA     19348      $115,622.36
  600051489     PETER & JOANNE KAKOYIANNI   1413 SILO ROAD             YARDLEY, PA        PA     19067      $282,283.33
  600051490     JOSEPH H MARGOLIS           1511 NORRISTOWN ROAD       AMBLER, PA         PA     19002      $152,000.00
  600051491     STEPHEN P STARIN            1012 SPOONBILL CICLE       FORT LAUDERDALE    FL     33326      $219,680.52
  600051492     JAMES A & CYNTHIA J BAUMH   5921 NW 61ST MANOR         PARKLAND, FL       FL     33067      $229,629.17

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051479     ROBERT & FLORENCE MAURO        7.875      .250    7.625     .0350     7.590     04/01/2026
  600051480     BRETT & CORINNE TREMAINE       7.125      .250    6.875     .0350     6.840     04/01/2026
  600051481     JERRY W & KAREN K DAUGHER      8.000      .250    7.750     .0350     7.715     04/01/2026
  600051482     JEFFREY S BEAHM                8.250      .250    8.000     .0350     7.965     04/01/2026
  600051483     MARVIN L & CLAUDIA D MOYE      7.250      .250    7.000     .0350     6.965     05/01/2026
  600051484     VINCENT J & BRIDGET M SAL      7.875      .250    7.625     .0350     7.590     05/01/2026
  600051485     AQUILINO DELA CRUZ SORTIJ      7.500      .250    7.250     .0350     7.215     03/01/2026
  600051486     KHANG DINH & KIM  TRAN NG      7.625      .250    7.375     .0350     7.340     03/01/2026
  600051487     DENNIS I K & DEBORAH  L C      7.875      .250    7.625     .0350     7.590     04/01/2026
  600051488     RICHARD T & ELEANOR YEATM      8.000      .250    7.750     .0350     7.715     04/01/2026
  600051489     PETER & JOANNE KAKOYIANNI      8.000      .250    7.750     .0350     7.715     04/01/2026
  600051490     JOSEPH H MARGOLIS              7.750      .250    7.500     .0350     7.465     05/01/2026
  600051491     STEPHEN P STARIN               7.625      .250    7.375     .0350     7.340     03/01/2026
  600051492     JAMES A & CYNTHIA J BAUMH      8.500      .250    8.250     .0350     8.215     04/01/2026

                                                                                    MI        INTEREST        LOAN
  LOAN #       BORROWER                         S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------           ---------------      ---------        --        --------        ----
  600051479     ROBERT & FLORENCE MAURO        8871561              $2,806.02                  05/01/1996
  600051480     BRETT & CORINNE TREMAINE       8871760              $2,526.44                  05/01/1996
  600051481     JERRY W & KAREN K DAUGHER      8874994              $1,833.31                  05/01/1996
  600051482     JEFFREY S BEAHM                8877462                $362.86                  05/01/1996
  600051483     MARVIN L & CLAUDIA D MOYE      8877640                $511.63                  05/01/1996
  600051484     VINCENT J & BRIDGET M SAL      8881515              $2,508.02        2         05/01/1996
  600051485     AQUILINO DELA CRUZ SORTIJ      8883426              $2,531.16                  05/01/1996
  600051486     KHANG DINH & KIM  TRAN NG      8884528              $4,600.66                  05/01/1996
  600051487     DENNIS I K & DEBORAH  L C      8885715              $2,378.23                  05/01/1996
  600051488     RICHARD T & ELEANOR YEATM      8886261                $848.97                  05/01/1996
  600051489     PETER & JOANNE KAKOYIANNI      8886744              $2,072.88                  05/01/1996
  600051490     JOSEPH H MARGOLIS              8887437              $1,088.95                  05/01/1996
  600051491     STEPHEN P STARIN               8888550              $1,557.15                  05/01/1996
  600051492     JAMES A & CYNTHIA J BAUMH      8889043              $1,768.50                  05/01/1996

                                             PER      LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                      CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------          ----     -----     ----      ------      ------     ------     -----------   ------
  600051479     ROBERT & FLORENCE MAURO        360     .00                                                    $485,000.00    N
  600051480     BRETT & CORINNE TREMAINE       360     .00                                                    $525,000.00    N
  600051481     JERRY W & KAREN K DAUGHER      360     .00                                                    $350,000.00    N
  600051482     JEFFREY S BEAHM                360     .00                                                     $95,000.00    N
  600051483     MARVIN L & CLAUDIA D MOYE      360     .00                                                    $110,000.00    N
  600051484     VINCENT J & BRIDGET M SAL      360     .00                                                    $410,000.00    N
  600051485     AQUILINO DELA CRUZ SORTIJ      360     .00                                                    $520,000.00    N
  600051486     KHANG DINH & KIM  TRAN NG      360     .00                                                    $965,000.00    N
  600051487     DENNIS I K & DEBORAH  L C      360     .00                                                    $530,000.00    N
  600051488     RICHARD T & ELEANOR YEATM      360     .00                                                    $241,000.00    N
  600051489     PETER & JOANNE KAKOYIANNI      360     .00                                                    $355,000.00    N
  600051490     JOSEPH H MARGOLIS              360     .00                                                    $280,000.00    N
  600051491     STEPHEN P STARIN               360     .00                                                    $275,000.00    N
  600051492     JAMES A & CYNTHIA J BAUMH      360     .00                                                    $340,000.00    N

(vlegal.ace v1.4)                                                       Page  68
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051493     LEWIS E & ROBERTA W ANGWI   6102 NW 45TH AVENUE        COCONUT CREEK,     FL     33073      $114,852.83
  600051494     JEFFREY & PAULA M FAVITTA   2550 NE 35 STREET          LIGHTHOUSE POIN    FL     33064      $226,327.65
  600051495     GORDON A & JULIANNE M HAL   1348 EAST CORNICHE COURT   BOISE, ID          ID     83706      $299,564.36
  600051496     DANIEL F HANEY              7100 S OLD FARM DRIVE      LITTLETON, CO      CO     80123      $298,571.92
  600051497     FRANK W & CARLA J BLAKELY   2105 GROSVENOR COURT       FORT COLLINS, C    CO     80526      $227,293.55
  600051498     JOHN S & AMY F SHLOFROCK    1422 VOLTZ                 NORTHBROOK, IL     IL     60062      $398,434.98
  600051499     ANNA LURKA                  6051 WEST HIGGINS          CHICAGO, IL        IL     60630       $99,872.02
  600051500     KI S & MYUNG C JOUNG        3165 BREHON COURT          BROOKFIELD, WI     WI     53005      $428,697.22
  600051501     MEI MEI LIU                 2601 WENSLEY COURT         WAUKESHA, WI       WI     53188      $132,819.49
  600051502     JEFFREY W STEINBERG         18557 DORAL WAY            TARZANA, CA        CA     91356      $424,721.99
  600051503     NATALIE L JOHNSON           3548 N DICKERSON ST        ARLINGTON, VA      VA     22207      $218,441.78
  600051504     HOWARD M AND SUZANNE B RI   39 RIPPLING CREEK DRIVE    SUGAR LAND, TX     TX     77479      $273,716.24
  600051505     DARELL E & NATALIE O LIND   323 STONEY FORD ROAD       HOLLAND, PA        PA     18966      $223,845.84
  600051506     CHARLES A & LESLIE M BIST   1510 LYNGLEN DRIVE         GLENDALE, CA       CA     91206      $295,363.21

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051493     LEWIS E & ROBERTA W ANGWI      8.250      .250    8.000     .0350     7.965     03/01/2026
  600051494     JEFFREY & PAULA M FAVITTA      7.375      .250    7.125     .0350     7.090     04/01/2026
  600051495     GORDON A & JULIANNE M HAL      7.625      .250    7.375     .0350     7.340     03/01/2026
  600051496     DANIEL F HANEY                 7.750      .250    7.500     .0350     7.465     03/01/2026
  600051497     FRANK W & CARLA J BLAKELY      8.000      .250    7.750     .0350     7.715     03/01/2026
  600051498     JOHN S & AMY F SHLOFROCK       7.750      .250    7.500     .0350     7.465     03/01/2026
  600051499     ANNA LURKA                     8.250      .250    8.000     .0350     7.965     03/01/2026
  600051500     KI S & MYUNG C JOUNG           7.750      .250    7.500     .0350     7.465     04/01/2026
  600051501     MEI MEI LIU                    8.500      .250    8.250     .0350     8.215     04/01/2026
  600051502     JEFFREY W STEINBERG            8.125      .250    7.875     .0350     7.840     04/01/2026
  600051503     NATALIE L JOHNSON              7.625      .250    7.375     .0350     7.340     04/01/2026
  600051504     HOWARD M AND SUZANNE B RI      7.000      .250    6.750     .0350     6.715     01/01/2024
  600051505     DARELL E & NATALIE O LIND      7.875      .250    7.625     .0350     7.590     04/01/2026
  600051506     CHARLES A & LESLIE M BIST      7.125      .250    6.875     .0350     6.840     04/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051493     LEWIS E & ROBERTA W ANGWI     8889757                $863.96                  05/01/1996
  600051494     JEFFREY & PAULA M FAVITTA     8890492              $1,564.38                  05/01/1996
  600051495     GORDON A & JULIANNE M HAL     8898000              $2,123.38                  05/01/1996
  600051496     DANIEL F HANEY                8905444              $2,149.24                  05/01/1996
  600051497     FRANK W & CARLA J BLAKELY     8906085              $1,670.05                  05/01/1996
  600051498     JOHN S & AMY F SHLOFROCK      8907964              $2,858.48                  05/01/1996
  600051499     ANNA LURKA                    8908521                $751.27                  05/01/1996
  600051500     KI S & MYUNG C JOUNG          8911933              $3,073.41                  05/01/1996
  600051501     MEI MEI LIU                   8920680              $1,021.89                  05/01/1996
  600051502     JEFFREY W STEINBERG           8937238              $3,155.61                  05/01/1996
  600051503     NATALIE L JOHNSON             8940147              $1,547.24                  05/01/1996
  600051504     HOWARD M AND SUZANNE B RI     8947507              $1,867.51       14         05/01/1996
  600051505     DARELL E & NATALIE O LIND     8965021              $1,624.16                  05/01/1996
  600051506     CHARLES A & LESLIE M BIST     8977254              $1,994.88                  05/01/1996

                                             PER      LIFE      LIFE      GROSS        NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                      CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------          ----     -----     ----      ------      ------    ------     -----------   ------
  600051493     LEWIS E & ROBERTA W ANGWI      360     .00                                                  $184,500.00    N
  600051494     JEFFREY & PAULA M FAVITTA      360     .00                                                  $350,000.00    N
  600051495     GORDON A & JULIANNE M HAL      360     .00                                                  $585,000.00    N
  600051496     DANIEL F HANEY                 360     .00                                                  $410,000.00    N
  600051497     FRANK W & CARLA J BLAKELY      360     .00                                                  $303,500.00    N
  600051498     JOHN S & AMY F SHLOFROCK       360     .00                                                  $625,000.00    N
  600051499     ANNA LURKA                     360     .00                                                  $143,000.00    N
  600051500     KI S & MYUNG C JOUNG           360     .00                                                  $555,000.00    N
  600051501     MEI MEI LIU                    360     .00                                                  $189,900.00    N
  600051502     JEFFREY W STEINBERG            360     .00                                                  $695,000.00    N
  600051503     NATALIE L JOHNSON              360     .00                                                  $276,000.00    N
  600051504     HOWARD M AND SUZANNE B RI      360     .00                                                  $325,000.00    N
  600051505     DARELL E & NATALIE O LIND      360     .00                                                  $280,000.00    N
  600051506     CHARLES A & LESLIE M BIST      360     .00                                                  $400,000.00    N

(vlegal.ace v1.4)                                                       Page  69
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051507     ALBERT F ROBINSON           701 MANATEE AVENUE W. UNI  HOLMES BEACH, F    FL     34218       $74,150.22
  600051508     DONALD MALCOLM & PAULA C    1405 TUGALLO DR            ATLANTA, GA        GA     30319      $279,619.87
  600051509     CHRISTINE W CHIMBLO         29 MAPLEWOOD DR            COS COB, CT        CT     6807       $224,520.51
  600051510     TERRY M & CARIN W MARTINE   41 RAYMOND STREET          MANCHESTER, MA     MA     1944       $576,074.42
  600051511     MARK & LINDA J LAKE         26 GREAT POND DRIVE        BOXFORD, MA        MA     1921       $335,469.61
  600051512     SHELDON & ENE TEA BLOOM     4901 ALHAMBRA CIR          CORAL COVES, FL    FL     33146      $250,843.99
  600051513     JOHN D WOODMARK             3415 ROCKY CREEK AVE       DEPOE BAY, OR      OR     97341      $357,028.18
  600051514     KEVIN G LYNCH               5 RINGNECK RD              REMSENBURG, NY     NY     11960      $386,183.81
  600051515     REGINA M ABELLI             21 CENTERBROOK RD.         FAIRFIELD, CT      CT     6430        $93,966.52
  600051516     FRANK M & DOROTHY M CASPE   1800 BENJAMIN FRANKLIN DR  SARASOTA, FL       FL     34236      $274,600.67
  600051517     BRADLEY A & ANN P YOUNT     3 HITCHCOCK FARM RD        ANDOVER, MA        MA     1810       $434,383.97
  600051518     DENIS M & VALERIE FOX       250 SOUTH GREAT ROAD       LINCOLN, MA        MA     1773       $224,849.03
  600051519     PASQUALE A & DARLENE B MI   104 SUNRISE CIRCLE         MOORESVILLE,NC     NC     28115      $239,605.39
  600051520     DANIEL T & ELIZABETH A HE   10 HILLCREST ROAD          READING, MA        MA     1867       $249,823.54

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051507     ALBERT F ROBINSON              8.000      .250    7.750     .0350     7.715     04/01/2026
  600051508     DONALD MALCOLM & PAULA C       8.125      .250    7.875     .0350     7.840     12/01/2025
  600051509     CHRISTINE W CHIMBLO            7.750      .250    7.500     .0350     7.465     02/01/2026
  600051510     TERRY M & CARIN W MARTINE      7.125      .250    6.875     .0350     6.840     03/01/2026
  600051511     MARK & LINDA J LAKE            7.250      .250    7.000     .0350     6.965     03/01/2026
  600051512     SHELDON & ENE TEA BLOOM        8.375      .250    8.125     .0350     8.090     04/01/2026
  600051513     JOHN D WOODMARK                8.250      .250    8.000     .0350     7.965     03/01/2026
  600051514     KEVIN G LYNCH                  7.875      .250    7.625     .0350     7.590     02/01/2026
  600051515     REGINA M ABELLI                8.125      .250    7.875     .0350     7.840     03/01/2026
  600051516     FRANK M & DOROTHY M CASPE      7.625      .250    7.375     .0350     7.340     03/01/2026
  600051517     BRADLEY A & ANN P YOUNT        7.750      .250    7.500     .0350     7.465     03/01/2026
  600051518     DENIS M & VALERIE FOX          8.000      .250    7.750     .0350     7.715     04/01/2026
  600051519     PASQUALE A & DARLENE B MI      7.000      .250    6.750     .0350     6.715     03/01/2026
  600051520     DANIEL T & ELIZABETH A HE      7.750      .250    7.500     .0350     7.465     04/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051507     ALBERT F ROBINSON             9001834                $544.45                  05/01/1996
  600051508     DONALD MALCOLM & PAULA C      9002790              $2,083.08                  05/01/1996
  600051509     CHRISTINE W CHIMBLO           9004932              $1,611.93                  05/01/1996
  600051510     TERRY M & CARIN W MARTINE     9006108              $3,887.36                  05/01/1996
  600051511     MARK & LINDA J LAKE           9006213              $2,298.93                  05/01/1996
  600051512     SHELDON & ENE TEA BLOOM       9009279              $1,907.78                  05/01/1996
  600051513     JOHN D WOODMARK               9015441              $2,685.78                  05/01/1996
  600051514     KEVIN G LYNCH                 9020119              $2,813.27                  05/01/1996
  600051515     REGINA M ABELLI               9021625                $709.08                  05/01/1996
  600051516     FRANK M & DOROTHY M CASPE     9021703              $1,946.43                  05/01/1996
  600051517     BRADLEY A & ANN P YOUNT       9036141              $3,116.40                  05/01/1996
  600051518     DENIS M & VALERIE FOX         9042483              $1,650.97                  05/01/1996
  600051519     PASQUALE A & DARLENE B MI     9042819              $1,596.73       19         05/01/1996
  600051520     DANIEL T & ELIZABETH A HE     9046746              $1,791.04                  05/01/1996

                                              PER      LIFE      LIFE      GROSS        NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------    ------     -----------   ------
  600051507     ALBERT F ROBINSON               360     .00                                                  $106,000.00    N
  600051508     DONALD MALCOLM & PAULA C        360     .00                                                  $350,700.00    N
  600051509     CHRISTINE W CHIMBLO             360     .00                                                  $660,000.00    N
  600051510     TERRY M & CARIN W MARTINE       360     .00                                                  $900,000.00    N
  600051511     MARK & LINDA J LAKE             360     .00                                                  $629,000.00    N
  600051512     SHELDON & ENE TEA BLOOM         360     .00                                                  $520,000.00    N
  600051513     JOHN D WOODMARK                 360     .00                                                  $465,000.00    N
  600051514     KEVIN G LYNCH                   360     .00                                                  $485,000.00    N
  600051515     REGINA M ABELLI                 360     .00                                                  $194,000.00    N
  600051516     FRANK M & DOROTHY M CASPE       360     .00                                                  $380,000.00    N
  600051517     BRADLEY A & ANN P YOUNT         360     .00                                                  $660,000.00    N
  600051518     DENIS M & VALERIE FOX           360     .00                                                  $307,000.00    N
  600051519     PASQUALE A & DARLENE B MI       360     .00                                                  $257,445.00    N
  600051520     DANIEL T & ELIZABETH A HE       360     .00                                                  $360,000.00    N

(vlegal.ace v1.4)                                                       Page  70
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051521     STEVEN LANE & JUDITH FRAN   135 VISTA MESA DR          SEDONA, AZ         AZ     86351      $242,681.01
  600051522     SHAMIN & DORIS MAY BUTT     17508 SHANNONDOAH TRAIL A  BATON ROUGE, LA    LA     70817      $274,460.96
  600051523     MICHAEL & LILY FUNG         150 PASSAIC AVE            ROSELAND, NJ       NJ     07068      $269,424.62
  600051524     BOBBY E & JANICE A BROWN    433 LAKE CASTLE ROAD       MADISON, MS        MS     39110      $251,543.28
  600051525     EMILIO RIVERA CASTILLO      1424 UILA STREET           HONOLULU, HI       HI     96818      $348,686.92
  600051526     SAWAS & VICHUDA J CHUMPON   1830 N. MARBLE RIDGE DRIV  TUCSON, AZ         AZ     85715      $134,918.22
  600051527     WILLIAM T & CANDACE L PAR   77255 OVERSEAS HIGHWAY     ISLAMORADA, FL     FL     33036      $310,810.16
  600051528     ROBERT L JOHNSTON           2635 SCHOOLMASTER DRIVE    PLAINFIELD, IN     IN     46168      $232,601.59
  600051529     JOHN D & JANET F RAFFAUF    5715 EAST 56TH STREET      INDIANAPOLIS, I    IN     46226      $290,794.62
  600051530     ROBERT A & RAMONA T WOODS   400 ASHDOWNE WAY           ATLANTA, GA        GA     30350      $252,821.44
  600051531     DON & DINA A FRY            23165 HANGING OAK          SAN ANTONIO, TX    TX     78266      $267,905.95
  600051532     DAVID G WILLMAN             4518 HARLING LANE          BETHESDA, MD       MD     20814      $243,023.98
  600051533     J MICHAEL & VALERIE MCCON   11212 WEST LAKE JOY DRIVE  CARNATION, WA      WA     98014      $235,000.00
  600051534     DAVID BOGANSKI              134 HERTIGE BLVD           MIDDLETOWN, CT     CT     6457       $106,826.19

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051521     STEVEN LANE & JUDITH FRAN      8.125      .250    7.875     .0350     7.840     03/01/2026
  600051522     SHAMIN & DORIS MAY BUTT        7.500      .250    7.250     .0350     7.215     03/01/2026
  600051523     MICHAEL & LILY FUNG            7.750      .250    7.500     .0350     7.465     02/01/2026
  600051524     BOBBY E & JANICE A BROWN       7.750      .250    7.500     .0350     7.465     03/01/2026
  600051525     EMILIO RIVERA CASTILLO         8.875      .250    8.625     .0350     8.590     01/01/2024
  600051526     SAWAS & VICHUDA J CHUMPON      8.500      .250    8.250     .0350     8.215     04/01/2026
  600051527     WILLIAM T & CANDACE L PAR      7.750      .250    7.500     .0350     7.465     03/01/2026
  600051528     ROBERT L JOHNSTON              8.250      .250    8.000     .0350     7.965     04/01/2026
  600051529     JOHN D & JANET F RAFFAUF       7.750      .250    7.500     .0350     7.465     04/01/2026
  600051530     ROBERT A & RAMONA T WOODS      7.750      .250    7.500     .0350     7.465     04/01/2026
  600051531     DON & DINA A FRY               7.625      .250    7.375     .0350     7.340     04/01/2026
  600051532     DAVID G WILLMAN                7.625      .250    7.375     .0350     7.340     04/01/2026
  600051533     J MICHAEL & VALERIE MCCON      8.000      .250    7.750     .0350     7.715     05/01/2026
  600051534     DAVID BOGANSKI                 7.875      .250    7.625     .0350     7.590     04/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051521     STEVEN LANE & JUDITH FRAN     9047743              $1,804.27                  05/01/1996
  600051522     SHAMIN & DORIS MAY BUTT       9049283              $1,922.84                  05/01/1996
  600051523     MICHAEL & LILY FUNG           9086957              $1,934.31                  05/01/1996
  600051524     BOBBY E & JANICE A BROWN      9090499              $1,804.64       19         05/01/1996
  600051525     EMILIO RIVERA CASTILLO        9094474              $2,823.35                  05/01/1996
  600051526     SAWAS & VICHUDA J CHUMPON     9104905              $1,038.03                  05/01/1996
  600051527     WILLIAM T & CANDACE L PAR     9106515              $2,235.21                  05/01/1996
  600051528     ROBERT L JOHNSTON             9106669              $1,748.57        3         05/01/1996
  600051529     JOHN D & JANET F RAFFAUF      9109091              $2,084.76                  05/01/1996
  600051530     ROBERT A & RAMONA T WOODS     9128775              $1,812.52                  05/01/1996
  600051531     DON & DINA A FRY              9129475              $1,897.60                  05/01/1996
  600051532     DAVID G WILLMAN               9140045              $1,721.35                  05/01/1996
  600051533     J MICHAEL & VALERIE MCCON     9158791              $1,724.35                  05/01/1996
  600051534     DAVID BOGANSKI                9160233                $775.82                  05/01/1996

                                              PER      LIFE      LIFE      GROSS        NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------    ------     -----------   ------
  600051521     STEVEN LANE & JUDITH FRAN       360     .00                                                   $370,000.00    N
  600051522     SHAMIN & DORIS MAY BUTT         360     .00                                                   $490,000.00    N
  600051523     MICHAEL & LILY FUNG             360     .00                                                   $405,000.00    N
  600051524     BOBBY E & JANICE A BROWN        360     .00                                                   $279,900.00    N
  600051525     EMILIO RIVERA CASTILLO          360     .00                                                   $515,000.00    N
  600051526     SAWAS & VICHUDA J CHUMPON       360     .00                                                   $193,120.00    N
  600051527     WILLIAM T & CANDACE L PAR       360     .00                                                   $390,000.00    N
  600051528     ROBERT L JOHNSTON               360     .00                                                   $245,000.00    N
  600051529     JOHN D & JANET F RAFFAUF        360     .00                                                   $400,000.00    N
  600051530     ROBERT A & RAMONA T WOODS       360     .00                                                   $318,000.00    N
  600051531     DON & DINA A FRY                360     .00                                                   $380,000.00    N
  600051532     DAVID G WILLMAN                 360     .00                                                   $305,000.00    N
  600051533     J MICHAEL & VALERIE MCCON       360     .00                                                   $310,200.00    N
  600051534     DAVID BOGANSKI                  360     .00                                                   $195,000.00    N

(vlegal.ace v1.4)                                                       Page  71
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051535     JAMES GARY BURTON           2 DARTMOUTH PLACE          BOSTON, MA         MA     2116       $411,730.49
  600051536     REGINALD K & MARTA M GRIG   10 SUNSET ROAD             BARRE, VT          VT     5641       $171,937.45
  600051537     NORMAN J & FRANCES E GROH   54 SEARS ROAD              WAYLAND, MA        MA     1778       $449,452.85
  600051538     DAVID GLASS                 1350 NORTH EUCLID AVENUE   UPLAND, CA         CA     91786      $235,000.00
  600051539     NEAL S & KAREN M POLAN      30444 CAMINO PORVENIR      RANCHO PALOS VE    CA     90275      $437,000.00
  600051540     DAVID L & MARGARET C ROLA   1625 DALTON ROAD           PALOS VERDES ES    CA     90274      $315,000.00
  600051541     BRADLEY J & LISA R THINNE   24417 NANTUCKET            NOVI, MI           MI     48374      $295,791.09
  600051542     G THOMAS & SUSAN S FLEMIN   5111 ALTA CANYADA ROAD     LA CANADA, CA      CA     91011      $499,655.90
  600051543     ROBERT T HART               3120 SOUTH QUAKER ROAD     TULSA, OK          OK     74105      $234,142.79
  600051544     TOMIO SIKORA                3600 QUARTER HORSE RUN     HOPE MILLS, NC     NC     28348       $45,500.00
  600051545     JOHN P & DONNA KANE         1814 CLARK LANE #B         REDONDO BEACH,     CA     90278      $248,955.74
  600051546     KEVIN DAVID & CHARLOTTE E   422 HEATHERWOOD FOREST CI  HOOVER, AL         AL     35244      $265,800.00
  600051547     JAMES V & JOANNE J CAPECE   1226 DETROIT STREET        DENVER, CO         CO     80206      $245,326.73
  600051548     CHARLOTTE R NOLAN           7567 SOUTH COVE CIRCLE     LITTLETON, CO      CO     80122       $93,733.80

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051535     JAMES GARY BURTON              8.125      .250    7.875     .0350     7.840     04/01/2026
  600051536     REGINALD K & MARTA M GRIG      8.125      .250    7.875     .0350     7.840     04/01/2026
  600051537     NORMAN J & FRANCES E GROH      8.500      .250    8.250     .0350     8.215     03/01/2026
  600051538     DAVID GLASS                    8.750      .250    8.500     .0350     8.465     05/01/2026
  600051539     NEAL S & KAREN M POLAN         7.750      .250    7.500     .0350     7.465     05/01/2026
  600051540     DAVID L & MARGARET C ROLA      8.250      .250    8.000     .0350     7.965     05/01/2026
  600051541     BRADLEY J & LISA R THINNE      7.750      .250    7.500     .0350     7.465     04/01/2026
  600051542     G THOMAS & SUSAN S FLEMIN      7.875      .250    7.625     .0350     7.590     04/01/2026
  600051543     ROBERT T HART                  8.000      .250    7.750     .0350     7.715     04/01/2026
  600051544     TOMIO SIKORA                   8.500      .250    8.250     .0350     8.215     05/01/2026
  600051545     JOHN P & DONNA KANE            7.875      .250    7.625     .0350     7.590     03/01/2026
  600051546     KEVIN DAVID & CHARLOTTE E      7.750      .250    7.500     .0350     7.465     05/01/2026
  600051547     JAMES V & JOANNE J CAPECE      7.750      .250    7.500     .0350     7.465     04/01/2026
  600051548     CHARLOTTE R NOLAN              7.750      .250    7.500     .0350     7.465     04/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051535     JAMES GARY BURTON             9163481              $3,059.09                   05/01/1996
  600051536     REGINALD K & MARTA M GRIG     9163803              $1,277.47                   05/01/1996
  600051537     NORMAN J & FRANCES E GROH     9164027              $3,460.11                   05/01/1996
  600051538     DAVID GLASS                   9191579              $1,848.75                   05/01/1996
  600051539     NEAL S & KAREN M POLAN        9193791              $3,130.72                   05/01/1996
  600051540     DAVID L & MARGARET C ROLA     9194827              $2,366.49                   05/01/1996
  600051541     BRADLEY J & LISA R THINNE     9199377              $2,120.58                   05/01/1996
  600051542     G THOMAS & SUSAN S FLEMIN     9206979              $3,625.35                   05/01/1996
  600051543     ROBERT T HART                 9211179              $1,719.21                   05/01/1996
  600051544     TOMIO SIKORA                  9214399                $349.86                   05/01/1996
  600051545     JOHN P & DONNA KANE           9219789              $1,807.60        3          05/01/1996
  600051546     KEVIN DAVID & CHARLOTTE E     9267795              $1,904.22                   05/01/1996
  600051547     JAMES V & JOANNE J CAPECE     9273885              $1,758.79                   05/01/1996
  600051548     CHARLOTTE R NOLAN             9274599                $671.99                   05/01/1996

                                              PER      LIFE      LIFE      GROSS        NET       CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN        VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------    ------     -----------   ------
  600051535     JAMES GARY BURTON               360     .00                                                   $549,000.00    N
  600051536     REGINALD K & MARTA M GRIG       360     .00                                                   $250,000.00    N
  600051537     NORMAN J & FRANCES E GROH       360     .00                                                   $665,000.00    N
  600051538     DAVID GLASS                     360     .00                                                   $441,000.00    N
  600051539     NEAL S & KAREN M POLAN          360     .00                                                   $625,000.00    N
  600051540     DAVID L & MARGARET C ROLA       360     .00                                                   $640,000.00    N
  600051541     BRADLEY J & LISA R THINNE       360     .00                                                   $370,000.00    N
  600051542     G THOMAS & SUSAN S FLEMIN       360     .00                                                   $780,000.00    N
  600051543     ROBERT T HART                   360     .00                                                   $305,000.00    N
  600051544     TOMIO SIKORA                    360     .00                                                    $70,000.00    N
  600051545     JOHN P & DONNA KANE             360     .00                                                   $277,000.00    N
  600051546     KEVIN DAVID & CHARLOTTE E       360     .00                                                   $332,260.00    N
  600051547     JAMES V & JOANNE J CAPECE       360     .00                                                   $325,500.00    N
  600051548     CHARLOTTE R NOLAN               360     .00                                                   $135,900.00    N

(vlegal.ace v1.4)                                                       Page  72
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051549     DAVID MICHAEL & DONNA L E   12408 HANFORD COURT        MONROVIA, MD       MD     21770      $299,793.54
  600051550     THOMAS LAMAR & PATRICIA A   836 LAKE ROYAL DR          GROVETOWN, GA      GA     30813      $217,176.15
  600051551     JIM SCOTT & LIWAYWAY SARA   3044, 3044A, 3044B, 3044C  SAN DIEGO, CA      CA     92106      $318,320.59
  600051552     SUZANNE STONE GRIFFITH      9444 FOOTHILLS DRIVE       BRENTWOOD, TN      TN     37027      $261,645.44
  600051553     DEBORAH G GREENBERG         91 NEHOIDEN ROAD           NEWTON, MA         MA     2168       $585,575.86
  600051554     GREGORY L & MARY K BRUCE    10937 AERO LANE SE         YELM, WA           WA     98597      $233,821.95
  600051555     WILLIAM B & PAMELA R THOM   19250 39TH AVENUE SOUTH    SEATTLE, WA        WA     98188      $495,200.00
  600051556     DAVID & JENNIFER CHAMBERS   148 LOIS LANE              PALO ALTO, CA      CA     94303      $328,773.58
  600051557     DALE E GRANT                3062 EAST DIMPLE DELL CIR  SANDY, UT          UT     84092      $249,598.71
  600051558     RUSSELL & ELIZABETH R PET   1412 NORTH TIMPANOGOS DRI  PROVO, UT          UT     84604      $295,001.93
  600051559     ROLANDO D & LISA F RODRIG   4161 SALTWATER BLVD        TAMPA, FL          FL     33615      $292,405.77
  600051560     JOSEPH R & SUSAN SCHWANIN   2408 SW 39TH TERRACE       CAPE CORAL, FL     FL     33914      $171,393.41
  600051561     BERNADETTE BISAILLON        6614 CARRIAGE WAY          LONG GROVE, IL     IL     60047      $339,760.03
  600051562     JAIME PERAIRE GUITART       20 PAGE RD                 BEDFORD,MA         MA     1730       $240,000.00

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051549     DAVID MICHAEL & DONNA L E      7.875      .250    7.625     .0350     7.590     04/01/2026
  600051550     THOMAS LAMAR & PATRICIA A      7.500      .250    7.250     .0350     7.215     03/01/2026
  600051551     JIM SCOTT & LIWAYWAY SARA      8.250      .250    8.000     .0350     7.965     02/01/2026
  600051552     SUZANNE STONE GRIFFITH         8.625      .250    8.375     .0350     8.340     04/01/2026
  600051553     DEBORAH G GREENBERG            7.625      .250    7.375     .0350     7.340     04/01/2026
  600051554     GREGORY L & MARY K BRUCE       7.375      .250    7.125     .0350     7.090     04/01/2026
  600051555     WILLIAM B & PAMELA R THOM      7.500      .250    7.250     .0350     7.215     05/01/2026
  600051556     DAVID & JENNIFER CHAMBERS      7.875      .250    7.625     .0350     7.590     04/01/2026
  600051557     DALE E GRANT                   7.750      .250    7.500     .0350     7.465     03/01/2026
  600051558     RUSSELL & ELIZABETH R PET      8.000      .250    7.750     .0350     7.715     04/01/2026
  600051559     ROLANDO D & LISA F RODRIG      8.000      .250    7.750     .0350     7.715     03/01/2026
  600051560     JOSEPH R & SUSAN SCHWANIN      8.375      .250    8.125     .0350     8.090     04/01/2026
  600051561     BERNADETTE BISAILLON           7.750      .250    7.500     .0350     7.465     04/01/2026
  600051562     JAIME PERAIRE GUITART          8.000      .250    7.750     .0350     7.715     05/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051549     DAVID MICHAEL & DONNA L E     9284427              $2,175.21                  05/01/1996
  600051550     THOMAS LAMAR & PATRICIA A     9288921              $1,520.80                  05/01/1996
  600051551     JIM SCOTT & LIWAYWAY SARA     9304951              $2,404.05                  05/01/1996
  600051552     SUZANNE STONE GRIFFITH        9305108              $2,036.25        2         05/01/1996
  600051553     DEBORAH G GREENBERG           9318531              $4,147.68                  05/01/1996
  600051554     GREGORY L & MARY K BRUCE      9323599              $1,616.18                  05/01/1996
  600051555     WILLIAM B & PAMELA R THOM     9323921              $3,462.51                  05/01/1996
  600051556     DAVID & JENNIFER CHAMBERS     9333945              $2,385.48                  05/01/1996
  600051557     DALE E GRANT                  9351445              $1,834.02                  05/01/1996
  600051558     RUSSELL & ELIZABETH R PET     9353111              $2,166.07        2         05/01/1996
  600051559     ROLANDO D & LISA F RODRIG     9357521              $2,148.46                  05/01/1996
  600051560     JOSEPH R & SUSAN SCHWANIN     9357563              $1,303.52                  05/01/1996
  600051561     BERNADETTE BISAILLON          9360069              $2,435.81                  05/01/1996
  600051562     JAIME PERAIRE GUITART         9367601              $1,761.03                  05/01/1996

                                             PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                      CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------          ----     -----     ----      ------      ------   ------     -----------   ------
  600051549     DAVID MICHAEL & DONNA L E      360     .00                                                  $415,000.00    N
  600051550     THOMAS LAMAR & PATRICIA A      360     .00                                                  $274,900.00    N
  600051551     JIM SCOTT & LIWAYWAY SARA      360     .00                                                  $400,000.00    N
  600051552     SUZANNE STONE GRIFFITH         360     .00                                                  $301,300.00    N
  600051553     DEBORAH G GREENBERG            360     .00                                                  $832,000.00    N
  600051554     GREGORY L & MARY K BRUCE       360     .00                                                  $293,000.00    N
  600051555     WILLIAM B & PAMELA R THOM      360     .00                                                  $619,000.00    N
  600051556     DAVID & JENNIFER CHAMBERS      360     .00                                                  $529,000.00    N
  600051557     DALE E GRANT                   360     .00                                                  $320,000.00    N
  600051558     RUSSELL & ELIZABETH R PET      360     .00                                                  $328,000.00    N
  600051559     ROLANDO D & LISA F RODRIG      360     .00                                                  $366,000.00    N
  600051560     JOSEPH R & SUSAN SCHWANIN      360     .00                                                  $245,000.00    N
  600051561     BERNADETTE BISAILLON           360     .00                                                  $650,000.00    N
  600051562     JAIME PERAIRE GUITART          360     .00                                                  $365,000.00    N

(vlegal.ace v1.4)                                                       Page  73
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051563     KAREN LEE SCHARER           1150 S. PEAKVIEW DR.       CASTLE ROCK, CO    CO     80104      $374,468.95
  600051564     STEVE R & WENDY W MEADOWS   935 CACHE CREEK DRIVE      JACKSON, WY        WY     83001      $310,000.00
  600051565     MICHAEL E & DEBRA M RODRI   5121 CAPE ANN DR.          CORPUS CHRISTI,    TX     78412      $272,507.53
  600051566     MARK & AMY E PEARSON        19225 AUTUMN GARDEN        SAN ANTONIO, TX    TX     78258      $283,394.76
  600051567     JAMES L & ROSE MARIE BURK   930 PAYNE RD               ROSSVILLE, TN      TN     38066      $230,656.11
  600051568     JOHN R & CAROLE C CARLISL   1701 MAPLE DRIVE           GRIFFITH, GA       GA     30223      $308,792.66
  600051569     ABDOLREZA & FARIBA JAHANB   11101 FARM ROAD            GREAT FALLS, VA    VA     22066      $306,804.24
  600051570     WILLIAM H H & VIRGINIA G    6221 NORTH 23RD ST         ARLINGTON, VA      VA     22205      $299,754.09
  600051571     JAMES & JOY A DYER          11586 NORTH 120TH STREET   SCOTTSDALE, AZ     AZ     85259      $495,631.90
  600051572     JEFFREY & DEBORAH LAMB      5425 SOUTHWEST 92ND STREE  MIAMI, FL          FL     33156      $599,520.19
  600051573     JOHN J & MARY E ANDERSON    2091 MANHATAN DR.          CARSON CITY, NV    NV     89703      $329,772.90
  600051574     GEORGE H & CLAIRE W FERGU   37 BAY VIEW DR.            JAMESTOWN, RI      RI     2835       $524,256.54
  600051575     DAVID A & REBECCA A ARVIZ   8426 GREEN ISLAND CIRCLE   LITTLETON,  CO     CO     80124      $305,918.82
  600051576     PAUL ABEND                  15 DOWNINGTON COURT        TOWNSHIP OF WAR    NJ     7060       $588,074.06

                                              INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                        RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------           --------    -----  ------     -----   ------     --------
  600051563     KAREN LEE SCHARER             7.750      .250    7.500     .0350     7.465      03/01/2026
  600051564     STEVE R & WENDY W MEADOWS     7.625      .250    7.375     .0350     7.340      05/01/2026
  600051565     MICHAEL E & DEBRA M RODRI     7.750      .250    7.500     .0350     7.465      04/01/2026
  600051566     MARK & AMY E PEARSON          7.750      .250    7.500     .0350     7.465      02/01/2026
  600051567     JAMES L & ROSE MARIE BURK     7.500      .250    7.250     .0350     7.215      04/01/2026
  600051568     JOHN R & CAROLE C CARLISL     8.000      .250    7.750     .0350     7.715      04/01/2026
  600051569     ABDOLREZA & FARIBA JAHANB     8.250      .250    8.000     .0350     7.965      04/01/2026
  600051570     WILLIAM H H & VIRGINIA G      7.000      .250    6.750     .0350     6.715      04/01/2026
  600051571     JAMES & JOY A DYER            7.500      .250    7.250     .0350     7.215      04/01/2026
  600051572     JEFFREY & DEBORAH LAMB        7.125      .250    6.875     .0350     6.840      04/01/2026
  600051573     JOHN J & MARY E ANDERSON      7.875      .250    7.625     .0350     7.590      04/01/2026
  600051574     GEORGE H & CLAIRE W FERGU     7.750      .250    7.500     .0350     7.465      03/01/2026
  600051575     DAVID A & REBECCA A ARVIZ     7.500      .250    7.250     .0350     7.215      03/01/2026
  600051576     PAUL ABEND                    7.625      .250    7.375     .0350     7.340      04/01/2026

                                                                                  MI        INTEREST        LOAN
  LOAN #       BORROWER                       S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------         ---------------      ---------        --        --------        ----
  600051563     KAREN LEE SCHARER             9377583             $2,686.55                  05/01/1996
  600051564     STEVE R & WENDY W MEADOWS     9379935             $2,194.16                  05/01/1996
  600051565     MICHAEL E & DEBRA M RODRI     9388643             $1,953.66        2         05/01/1996
  600051566     MARK & AMY E PEARSON          9396651             $2,034.62                  05/01/1996
  600051567     JAMES L & ROSE MARIE BURK     9400011             $1,615.19                  05/01/1996
  600051568     JOHN R & CAROLE C CARLISL     9403511             $2,267.34                  05/01/1996
  600051569     ABDOLREZA & FARIBA JAHANB     9403637             $2,306.39                  05/01/1996
  600051570     WILLIAM H H & VIRGINIA G      9404939             $1,995.91                  05/01/1996
  600051571     JAMES & JOY A DYER            9406703             $3,468.10                  05/01/1996
  600051572     JEFFREY & DEBORAH LAMB        9424357             $4,042.31                  05/01/1996
  600051573     JOHN J & MARY E ANDERSON      9442039             $2,392.73                  05/01/1996
  600051574     GEORGE H & CLAIRE W FERGU     9450327             $3,761.16                  05/01/1996
  600051575     DAVID A & REBECCA A ARVIZ     9455563             $2,142.22       19         05/01/1996
  600051576     PAUL ABEND                    9475191             $4,165.37                  05/01/1996

                                             PER      LIFE      LIFE      GROSS        NET        CERT.      PROP       BUYDOWN
  LOAN #       BORROWER                      CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN      VALUE       TYPE
  ------       --------------------          ----     -----     ----      ------      ------     ------   -----------   ------
  600051563     KAREN LEE SCHARER              360     .00                                                  $550,000.00    N
  600051564     STEVE R & WENDY W MEADOWS      360     .00                                                  $520,000.00    N
  600051565     MICHAEL E & DEBRA M RODRI      360     .00                                                  $303,000.00    N
  600051566     MARK & AMY E PEARSON           360     .00                                                  $361,500.00    N
  600051567     JAMES L & ROSE MARIE BURK      360     .00                                                  $310,000.00    N
  600051568     JOHN R & CAROLE C CARLISL      360     .00                                                  $435,000.00    N
  600051569     ABDOLREZA & FARIBA JAHANB      360     .00                                                  $420,000.00    N
  600051570     WILLIAM H H & VIRGINIA G       360     .00                                                  $400,000.00    N
  600051571     JAMES & JOY A DYER             360     .00                                                  $620,000.00    N
  600051572     JEFFREY & DEBORAH LAMB         360     .00                                                  $925,000.00    N
  600051573     JOHN J & MARY E ANDERSON       360     .00                                                  $650,000.00    N
  600051574     GEORGE H & CLAIRE W FERGU      360     .00                                                  $714,000.00    N
  600051575     DAVID A & REBECCA A ARVIZ      360     .00                                                  $322,500.00    N
  600051576     PAUL ABEND                     360     .00                                                  $785,000.00    N

(vlegal.ace v1.4)                                                       Page  74
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051577     TERENCE & SUZANNE DURY      147 MIDLAND AVENUE         PARK RIDGE, NJ     NJ     7656       $219,459.97
  600051578     ARTHUR H & BARBARA T MASA   754 PARSONS ROAD           RIDGEWOOD, NJ      NJ     7450       $259,825.54
  600051579     DANIEL N & DENISE C SHAW    512 TIMBER LAKE DRIVE      SOUTHLAKE, TX      TX     76092      $242,356.04
  600051580     GREGORY R & LAURA B SCHNA   3105 ARMBRUST DRIVE        OMAHA, NE          NE     68124      $594,630.17
  600051581     CHARLES M & BETSEY D BURG   785 CLARK STREET           WESTFIELD, NJ      NJ     7090       $230,845.00
  600051582     LEE PATRICK PETTIJOHN       7622 BOCAGE BOULEVARD      BATON ROUGE, LA    LA     70809      $356,028.57
  600051583     ROSS W PAULSON              329 WEST KENNETH ROAD      GLENDALE, CA       CA     91202      $308,032.44
  600051584     KRISHAN K & JEAN F KUMAR    1088 FREMONT AVENUE        LOS ALTOS, CA      CA     94024      $300,000.00
  600051585     WILLIAM P DOBRICKY          8911 CHARRINGTON DRIVE     FRANKFORT, IL      IL     60423      $250,000.00
  600051586     JOHN C & MARY J CORNUELLE   11 DE BELL DRIVE           ATHERTON, CA       CA     94027      $300,000.00
  600051587     BARRY D COHEN               1960 COMSTOCK AVENUE       LOS ANGELES, CA    CA     90025      $243,428.07
  600051588     ROBERTO L & THERESA L COR   80 KEARNEY STREET          DENVER, CO         CO     80220      $278,792.94
  600051589     VAN R & PATTI MANKIN GRIF   1265 CYNDIE LANE           ORCUTT, CA         CA     93455      $249,836.47
  600051590     RICHARD GAYLE & DENA RAE    13024 COPPERMINE RD        UNION BRIDGE, M    MD     21791      $207,349.81

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051577     TERENCE & SUZANNE DURY         8.250      .250    8.000     .0350     7.965      04/01/2026
  600051578     ARTHUR H & BARBARA T MASA      8.000      .250    7.750     .0350     7.715      04/01/2026
  600051579     DANIEL N & DENISE C SHAW       7.125      .250    6.875     .0350     6.840      04/01/2026
  600051580     GREGORY R & LAURA B SCHNA      8.375      .250    8.125     .0350     8.090      04/01/2026
  600051581     CHARLES M & BETSEY D BURG      8.000      .250    7.750     .0350     7.715      04/01/2026
  600051582     LEE PATRICK PETTIJOHN          8.375      .250    8.125     .0350     8.090      04/01/2026
  600051583     ROSS W PAULSON                 7.750      .250    7.500     .0350     7.465      04/01/2026
  600051584     KRISHAN K & JEAN F KUMAR       8.375      .250    8.125     .0350     8.090      05/01/2026
  600051585     WILLIAM P DOBRICKY             8.750      .250    8.500     .0350     8.465      05/01/2026
  600051586     JOHN C & MARY J CORNUELLE      7.750      .250    7.500     .0350     7.465      05/01/2026
  600051587     BARRY D COHEN                  7.750      .250    7.500     .0350     7.465      04/01/2026
  600051588     ROBERTO L & THERESA L COR      7.500      .250    7.250     .0350     7.215      04/01/2026
  600051589     VAN R & PATTI MANKIN GRIF      8.125      .250    7.875     .0350     7.840      04/01/2026
  600051590     RICHARD GAYLE & DENA RAE       7.625      .250    7.375     .0350     7.340      04/01/2026

                                                                                  MI        INTEREST        LOAN
  LOAN #       BORROWER                       S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------         ---------------      ---------        --        --------        ----
  600051577     TERENCE & SUZANNE DURY        9475905              $1,649.78       19         05/01/1996
  600051578     ARTHUR H & BARBARA T MASA     9477095              $1,907.79                  05/01/1996
  600051579     DANIEL N & DENISE C SHAW      9483545              $1,634.10                  05/01/1996
  600051580     GREGORY R & LAURA B SCHNA     9490717              $4,522.43                  05/01/1996
  600051581     CHARLES M & BETSEY D BURG     9536377              $1,695.00                  05/01/1996
  600051582     LEE PATRICK PETTIJOHN         9541711              $2,707.76                  05/01/1996
  600051583     ROSS W PAULSON                9557349              $2,208.34        3         05/01/1996
  600051584     KRISHAN K & JEAN F KUMAR      9575505              $2,280.22                  05/01/1996
  600051585     WILLIAM P DOBRICKY            9585389              $1,966.75        3         05/01/1996
  600051586     JOHN C & MARY J CORNUELLE     9586929              $2,149.24                  05/01/1996
  600051587     BARRY D COHEN                 9588077              $1,745.18                  05/01/1996
  600051588     ROBERTO L & THERESA L COR     9589449              $1,950.81       19         05/01/1996
  600051589     VAN R & PATTI MANKIN GRIF     9603871              $1,856.24                  05/01/1996
  600051590     RICHARD GAYLE & DENA RAE      9613125              $1,468.68                  05/01/1996

                                             PER      LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                      CAP      FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------          ----     -----     ----      ------      ------   ------     -----------   ------
  600051577     TERENCE & SUZANNE DURY         360     .00                                                  $244,000.00    N
  600051578     ARTHUR H & BARBARA T MASA      360     .00                                                  $410,000.00    N
  600051579     DANIEL N & DENISE C SHAW       360     .00                                                  $320,000.00    N
  600051580     GREGORY R & LAURA B SCHNA      360     .00                                                  $800,000.00    N
  600051581     CHARLES M & BETSEY D BURG      360     .00                                                  $308,000.00    N
  600051582     LEE PATRICK PETTIJOHN          360     .00                                                  $475,000.00    N
  600051583     ROSS W PAULSON                 360     .00                                                  $342,500.00    N
  600051584     KRISHAN K & JEAN F KUMAR       360     .00                                                  $525,000.00    N
  600051585     WILLIAM P DOBRICKY             360     .00                                                  $280,000.00    N
  600051586     JOHN C & MARY J CORNUELLE      360     .00                                                  $850,000.00    N
  600051587     BARRY D COHEN                  360     .00                                                  $348,000.00    N
  600051588     ROBERTO L & THERESA L COR      360     .00                                                  $310,000.00    N
  600051589     VAN R & PATTI MANKIN GRIF      360     .00                                                  $435,000.00    N
  600051590     RICHARD GAYLE & DENA RAE       360     .00                                                  $330,000.00    N

(vlegal.ace v1.4)                                                       Page  75
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051591     WILLIAM MICHAEL CALDWELL    6315 HARROW TRACE          NORCROSS, GA       GA     30092      $599,576.53
  600051592     EARLE C & KATHERINE M POW   924 FALLING LEAF DRIVE     FRIENDSWOOD, TX    TX     77546      $260,311.46
  600051593     KEVIN P & KAREN DEVENEY     9 RIVER MEADOW DRIVE       WEST NEWBURY, M    MA     1985       $244,827.08
  600051594     PETER J & SHERI S FISHER    79 WILLOWLEAF DRIVE        LITTLETON, CO      CO     80127      $231,036.82
  600051595     BARBARA ANN MALLOUK         702 PUUIKENA DRIVE         HONOLULU, HI       HI     96821      $690,000.00
  600051596     KIM ALLEN & SUZANNE M STO   342 GOLDEN OAKS DRIVE      COUNCIL BLUFFS,    IA     51503      $243,802.20
  600051597     JERRY THIELEMIER            7509 CRYSTAL LAKE DR.      CORDOVA, TN        TN     38018      $239,759.98
  600051598     ROBERT T GREGG              52 SOUTH STREET            MEDFIELD, MA       MA     2052        $74,901.55
  600051599     ANA M LINDNER               7479 KOOLAU ROAD           KILAUEA, HI        HI     96754      $409,738.56
  600051600     PHILLIP I & LAURIE M MENA   1010 NORTH 79TH AVENUE     YAKIMA, WA         WA     98908      $349,752.98
  600051601     WILLIAM A & JOANNE L BIRC   155 N RIATA ST             GILBERT, AZ        AZ     85234      $327,774.27
  600051602     DILBERT YEE & LINDA YANG    1246 COMMONWEALTH AVE LOT  NEWTON, MA         MA     2167       $254,241.88
  600051603     JAMES A & DIANE MILLER      3527 E. AHWATUKEE COURT    PHOENIX, AZ        AZ     85044      $289,815.08
  600051604     JOHN W & BILLIE J DALTON    24626 NORTH 84TH STREET    SCOTTSDALE, AZ     AZ     85255      $263,827.31

                                              INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                        RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------           --------    -----  ------     -----   ------     --------
  600051591     WILLIAM MICHAEL CALDWELL      7.750      .250    7.500     .0350     7.465      04/01/2026
  600051592     EARLE C & KATHERINE M POW     7.625      .250    7.375     .0350     7.340      04/01/2026
  600051593     KEVIN P & KAREN DEVENEY       7.750      .250    7.500     .0350     7.465      04/01/2026
  600051594     PETER J & SHERI S FISHER      7.750      .250    7.500     .0350     7.465      04/01/2026
  600051595     BARBARA ANN MALLOUK           8.250      .250    8.000     .0350     7.965      05/01/2026
  600051596     KIM ALLEN & SUZANNE M STO     8.500      .250    8.250     .0350     8.215      04/01/2026
  600051597     JERRY THIELEMIER              7.750      .250    7.500     .0350     7.465      03/01/2026
  600051598     ROBERT T GREGG                8.125      .250    7.875     .0350     7.840      03/01/2026
  600051599     ANA M LINDNER                 8.250      .250    8.000     .0350     7.965      04/01/2026
  600051600     PHILLIP I & LAURIE M MENA     7.750      .250    7.500     .0350     7.465      04/01/2026
  600051601     WILLIAM A & JOANNE L BIRC     7.875      .250    7.625     .0350     7.590      04/01/2026
  600051602     DILBERT YEE & LINDA YANG      8.375      .250    8.125     .0350     8.090      04/01/2026
  600051603     JAMES A & DIANE MILLER        8.250      .250    8.000     .0350     7.965      04/01/2026
  600051604     JOHN W & BILLIE J DALTON      8.125      .250    7.875     .0350     7.840      04/01/2026

                                                                                  MI        INTEREST        LOAN
  LOAN #       BORROWER                       S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------         ---------------      ---------        --        --------        ----
  600051591     WILLIAM MICHAEL CALDWELL      9621973              $4,298.47                  05/01/1996
  600051592     EARLE C & KATHERINE M POW     9627433              $1,843.80                  05/01/1996
  600051593     KEVIN P & KAREN DEVENEY       9628875              $1,755.21                  05/01/1996
  600051594     PETER J & SHERI S FISHER      9641644              $1,656.35                  05/01/1996
  600051595     BARBARA ANN MALLOUK           9644822              $5,183.74                  05/01/1996
  600051596     KIM ALLEN & SUZANNE M STO     9646829              $1,875.76        2         05/01/1996
  600051597     JERRY THIELEMIER              9647445              $1,720.11       19         05/01/1996
  600051598     ROBERT T GREGG                9650595                $556.87                  05/01/1996
  600051599     ANA M LINDNER                 9653759              $3,080.19                  05/01/1996
  600051600     PHILLIP I & LAURIE M MENA     9656797              $2,507.44                  05/01/1996
  600051601     WILLIAM A & JOANNE L BIRC     9667633              $2,378.23                  05/01/1996
  600051602     DILBERT YEE & LINDA YANG      9668417              $1,933.62                  05/01/1996
  600051603     JAMES A & DIANE MILLER        9704266              $2,178.67                  05/01/1996
  600051604     JOHN W & BILLIE J DALTON      9704740              $1,960.19                  05/01/1996

                                             PER      LIFE      LIFE      GROSS        NET       CERT.      PROP        BUYDOWN
  LOAN #       BORROWER                      CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN      VALUE         TYPE
  ------       --------------------          ----     -----     ----      ------      ------    ------   -----------     ------
  600051591     WILLIAM MICHAEL CALDWELL       360     .00                                                  $868,879.00    N
  600051592     EARLE C & KATHERINE M POW      360     .00                                                  $342,000.00    N
  600051593     KEVIN P & KAREN DEVENEY        360     .00                                                  $335,000.00    N
  600051594     PETER J & SHERI S FISHER       360     .00                                                  $289,000.00    N
  600051595     BARBARA ANN MALLOUK            360     .00                                                $1,200,000.00    N
  600051596     KIM ALLEN & SUZANNE M STO      360     .00                                                  $257,900.00    N
  600051597     JERRY THIELEMIER               360     .00                                                  $282,500.00    N
  600051598     ROBERT T GREGG                 360     .00                                                  $169,000.00    N
  600051599     ANA M LINDNER                  360     .00                                                  $778,000.00    N
  600051600     PHILLIP I & LAURIE M MENA      360     .00                                                  $484,000.00    N
  600051601     WILLIAM A & JOANNE L BIRC      360     .00                                                  $410,000.00    N
  600051602     DILBERT YEE & LINDA YANG       360     .00                                                  $318,000.00    N
  600051603     JAMES A & DIANE MILLER         360     .00                                                  $390,000.00    N
  600051604     JOHN W & BILLIE J DALTON       360     .00                                                  $335,500.00    N

(vlegal.ace v1.4)                                                       Page  76
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051605     DAVID MIGUEL & DANI T CAS   106 MALAGA ROAD            SANTA FE, NM       NM     87501      $245,826.02
  600051606     LUIS O & JUDITH A GARCIA    27130 GRAYSLAKE ROAD       RANCHO PALOS VE    CA     90274      $283,294.81
  600051607     SCOTT & YOLANDA ELLIOTT     1904 ALCOR STREET          LOMITA, CA         CA     90717      $218,349.63
  600051608     LARRY N NOLAN               4804 SANDERSTIN DRIVE      DALLAS, TX         TX     75287      $266,007.33
  600051609     DOUGLAS W & JUDIANNE K MA   4122 RICE BLVD             HOUSTON, TX        TX     77005      $343,000.00
  600051610     JAMES B & JANA L ANDREWS,   4409 ACACIA STREET         BELLAIRE, TX       TX     77401      $229,829.31
  600051611     DAVID & LISA CALLAHAN       28241 DRIVER AVE.          AGOURA HILLS, C    CA     91301      $253,800.00
  600051612     JAN W & KATHLEEN A JANSEN   165 PINE VALLEY RD         LAKE OSWEGO, OR    OR     97034      $293,000.00
  600051613     LEONARD A & RONA KLEIN      7161 PROMENADE DRIVE #E10  BOCA RATON, FL     FL     33433      $140,000.00
  600051614     PATRICK J & MARY S MCCUE    5910 MENORCA LANE          APOLLO BEACH, F    FL     33572      $255,810.01
  600051615     JAMES P & STACIE L O'NEIL   130 AMALFIE ROAD           SARASOTA, FL       FL     33333      $280,000.00
  600051616     MICHAEL A & LAURA J OLERI   28632 BRECKENRIDGE DRIVE   LAGUNA NIGUEL,     CA     92677      $299,588.41
  600051617     DAVID H HOLLADAY            13944 WHISPERING MEADOWS   JAMUL, CA          CA     91935      $207,000.00
  600051618     ROBERT & MIGDALIA BERRIOS   500 SOUTH CAMARITAS DRIVE  DIAMOND BAR, CA    CA     91765      $215,939.63

                                              INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                        RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------           --------    -----  ------     -----   ------     --------
  600051605     DAVID MIGUEL & DANI T CAS     7.750      .250    7.500     .0350     7.465      04/01/2026
  600051606     LUIS O & JUDITH A GARCIA      7.625      .250    7.375     .0350     7.340      04/01/2026
  600051607     SCOTT & YOLANDA ELLIOTT       7.875      .250    7.625     .0350     7.590      04/01/2026
  600051608     LARRY N NOLAN                 7.625      .250    7.375     .0350     7.340      04/01/2026
  600051609     DOUGLAS W & JUDIANNE K MA     7.875      .250    7.625     .0350     7.590      05/01/2026
  600051610     JAMES B & JANA L ANDREWS,     7.500      .250    7.250     .0350     7.215      04/01/2026
  600051611     DAVID & LISA CALLAHAN         7.750      .250    7.500     .0350     7.465      05/01/2026
  600051612     JAN W & KATHLEEN A JANSEN     8.250      .250    8.000     .0350     7.965      05/01/2026
  600051613     LEONARD A & RONA KLEIN        7.875      .250    7.625     .0350     7.590      05/01/2026
  600051614     PATRICK J & MARY S MCCUE      7.500      .250    7.250     .0350     7.215      04/01/2026
  600051615     JAMES P & STACIE L O'NEIL     8.250      .250    8.000     .0350     7.965      05/01/2026
  600051616     MICHAEL A & LAURA J OLERI     7.750      .250    7.500     .0350     7.465      04/01/2026
  600051617     DAVID H HOLLADAY              7.125      .250    6.875     .0350     6.840      05/01/2026
  600051618     ROBERT & MIGDALIA BERRIOS     7.500      .250    7.250     .0350     7.215      04/01/2026

                                                                                  MI        INTEREST        LOAN
  LOAN #       BORROWER                       S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------         ---------------      ---------        --        --------        ----
  600051605     DAVID MIGUEL & DANI T CAS     9706234              $1,765.96                  05/01/1996
  600051606     LUIS O & JUDITH A GARCIA      9709133              $2,006.60        3         05/01/1996
  600051607     SCOTT & YOLANDA ELLIOTT       9709215              $1,584.28       19         05/01/1996
  600051608     LARRY N NOLAN                 9710350              $1,884.15                  05/01/1996
  600051609     DOUGLAS W & JUDIANNE K MA     9713976              $2,486.99                  05/01/1996
  600051610     JAMES B & JANA L ANDREWS,     9714107              $1,608.19                  05/01/1996
  600051611     DAVID & LISA CALLAHAN         9718533              $1,818.25       19         05/01/1996
  600051612     JAN W & KATHLEEN A JANSEN     9726169              $2,201.21                  05/01/1996
  600051613     LEONARD A & RONA KLEIN        9727958              $1,015.10                  05/01/1996
  600051614     PATRICK J & MARY S MCCUE      9770302              $1,789.99                  05/01/1996
  600051615     JAMES P & STACIE L O'NEIL     9771135              $2,103.55                  05/01/1996
  600051616     MICHAEL A & LAURA J OLERI     9793315              $2,147.80        3         05/01/1996
  600051617     DAVID H HOLLADAY              9794099              $1,394.60                  05/01/1996
  600051618     ROBERT & MIGDALIA BERRIOS     9805276              $1,511.00        3         05/01/1996

                                               PER     LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                        CAP     FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------           ----     -----     ----      ------      ------   ------     -----------   ------
  600051605     DAVID MIGUEL & DANI T CAS       360     .00                                                  $340,000.00    N
  600051606     LUIS O & JUDITH A GARCIA        360     .00                                                  $315,000.00    N
  600051607     SCOTT & YOLANDA ELLIOTT         360     .00                                                  $230,000.00    N
  600051608     LARRY N NOLAN                   360     .00                                                  $332,775.00    N
  600051609     DOUGLAS W & JUDIANNE K MA       360     .00                                                  $428,750.00    N
  600051610     JAMES B & JANA L ANDREWS,       360     .00                                                  $290,000.00    N
  600051611     DAVID & LISA CALLAHAN           360     .00                                                  $282,000.00    N
  600051612     JAN W & KATHLEEN A JANSEN       360     .00                                                  $528,000.00    N
  600051613     LEONARD A & RONA KLEIN          360     .00                                                  $200,000.00    N
  600051614     PATRICK J & MARY S MCCUE        360     .00                                                  $320,000.00    N
  600051615     JAMES P & STACIE L O'NEIL       360     .00                                                  $350,000.00    N
  600051616     MICHAEL A & LAURA J OLERI       360     .00                                                  $320,000.00    N
  600051617     DAVID H HOLLADAY                360     .00                                                  $390,000.00    N
  600051618     ROBERT & MIGDALIA BERRIOS       360     .00                                                  $227,500.00    N

(vlegal.ace v1.4)                                                       Page  77
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051619     EDWARD FRANK & DENISE MUR   3218 18TH STREET           SANTA MONICA, C    CA     90405      $346,000.00
  600051620     BRIAN S & LAURIE A ARMENT   31061 WILDWOODS            EVERGREEN, CO      CO     80439      $279,812.13
  600051621     ROBERT J & BARBARA J MATT   5361 MESA DR.              CASTLE ROCK, CO    CO     80104      $299,808.70
  600051622     CHRISTOPHER & MARY GRACE    8405 GREEN ISLAND CIRCLE   LITTLETON, CO      CO     80124      $364,000.00
  600051623     DONALD & CHRISTINE GROSS    1241 CANON WAY             WESTMINSTER, MD    MD     21157      $270,116.93
  600051624     ROBERT D & M M ALBRING      4467 RIVER ROAD            TOLEDO, OH         OH     43614      $267,829.10
  600051625     STEVEN & STACEY A PRINCIP   33 MERRY LANE              JERICHO, NY        NY     11753      $227,834.98
  600051626     ALVIN H SATO,SR             244 PORTLOCK ROAD          HONOLULU, HI       HI     96825      $474,653.11
  600051627     JOHN & HOLLY LEBEAU         4311 KLIPSTEIN ROAD        CHEYENNE, WY       WY     82009      $310,521.98
  600051628     JAMES A & MARGARET F CUDN   11201 LONG PINE TRAIL      PATOMAC, MD        MD     20854      $245,339.41
  600051629     EDWARD E & BETTY A JORDAN   2509 HARTLEPOOL LANE       MIDLOTHIAN, VA     VA     23113      $346,667.24
  600051630     AUDREY LYNNE NEWMAN         59-753 ALAPIO RD           HALEIWA, HI        HI     96712      $356,722.24
  600051631     ARTHUR R & HOLLY P LEBLAN   10 ALEWIVE FARM ROAD       KENNEBUNK, ME      ME     4043       $306,576.05
  600051632     ALEXANDER P & MARY P KURI   13506 GULLIVER'S TRAIL     BOWIE, MD          MD     20720      $266,801.84

                                               INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                         RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------            --------    -----  ------     -----   ------     --------
  600051619     EDWARD FRANK & DENISE MUR      7.750      .250    7.500     .0350     7.465      05/01/2026
  600051620     BRIAN S & LAURIE A ARMENT      8.000      .250    7.750     .0350     7.715      04/01/2026
  600051621     ROBERT J & BARBARA J MATT      8.250      .250    8.000     .0350     7.965      04/01/2026
  600051622     CHRISTOPHER & MARY GRACE       8.375      .250    8.125     .0350     8.090      05/01/2026
  600051623     DONALD & CHRISTINE GROSS       7.750      .250    7.500     .0350     7.465      03/01/2026
  600051624     ROBERT D & M M ALBRING         8.250      .250    8.000     .0350     7.965      04/01/2026
  600051625     STEVEN & STACEY A PRINCIP      7.625      .250    7.375     .0350     7.340      04/01/2026
  600051626     ALVIN H SATO,SR                7.875      .250    7.625     .0350     7.590      04/01/2026
  600051627     JOHN & HOLLY LEBEAU            8.500      .250    8.250     .0350     8.215      03/01/2026
  600051628     JAMES A & MARGARET F CUDN      8.125      .250    7.875     .0350     7.840      04/01/2026
  600051629     EDWARD E & BETTY A JORDAN      8.000      .250    7.750     .0350     7.715      04/01/2026
  600051630     AUDREY LYNNE NEWMAN            7.625      .250    7.375     .0350     7.340      03/01/2026
  600051631     ARTHUR R & HOLLY P LEBLAN      7.875      .250    7.625     .0350     7.590      03/01/2026
  600051632     ALEXANDER P & MARY P KURI      7.500      .250    7.250     .0350     7.215      04/01/2026

                                                                                  MI        INTEREST        LOAN
  LOAN #       BORROWER                       S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------         ---------------      ---------        --        --------        ----
  600051619     EDWARD FRANK & DENISE MUR     9814698              $2,478.79        3         05/01/1996
  600051620     BRIAN S & LAURIE A ARMENT     9854150              $2,054.54        2         05/01/1996
  600051621     ROBERT J & BARBARA J MATT     9854353              $2,253.80                  05/01/1996
  600051622     CHRISTOPHER & MARY GRACE      9855088              $2,766.66       19         05/01/1996
  600051623     DONALD & CHRISTINE GROSS      9864846              $1,937.90                  05/01/1996
  600051624     ROBERT D & M M ALBRING        9865364              $2,013.40                  05/01/1996
  600051625     STEVEN & STACEY A PRINCIP     9870558              $1,613.77                  05/01/1996
  600051626     ALVIN H SATO,SR               9871342              $3,444.08                  05/01/1996
  600051627     JOHN & HOLLY LEBEAU           9874779              $2,390.55       19         05/01/1996
  600051628     JAMES A & MARGARET F CUDN     9875640              $1,822.83                  05/01/1996
  600051629     EDWARD E & BETTY A JORDAN     9877908              $2,545.43       19         05/01/1996
  600051630     AUDREY LYNNE NEWMAN           9878027              $2,528.53        1         05/01/1996
  600051631     ARTHUR R & HOLLY P LEBLAN     9882605              $2,225.97                  05/01/1996
  600051632     ALEXANDER P & MARY P KURI     9883347              $1,866.91                  05/01/1996

                                             PER     LIFE      LIFE      GROSS        NET        CERT.     PROP       BUYDOWN
  LOAN #       BORROWER                      CAP     FLOOR     CAP       MARGIN      MARGIN     MARGIN     VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------  -----------   ------
  600051619     EDWARD FRANK & DENISE MUR     360     .00                                                 $385,000.00    N
  600051620     BRIAN S & LAURIE A ARMENT     360     .00                                                 $301,000.00    N
  600051621     ROBERT J & BARBARA J MATT     360     .00                                                 $410,000.00    N
  600051622     CHRISTOPHER & MARY GRACE      360     .00                                                 $434,868.00    N
  600051623     DONALD & CHRISTINE GROSS      360     .00                                                 $340,000.00    N
  600051624     ROBERT D & M M ALBRING        360     .00                                                 $390,000.00    N
  600051625     STEVEN & STACEY A PRINCIP     360     .00                                                 $285,000.00    N
  600051626     ALVIN H SATO,SR               360     .00                                                 $625,000.00    N
  600051627     JOHN & HOLLY LEBEAU           360     .00                                                 $345,435.00    N
  600051628     JAMES A & MARGARET F CUDN     360     .00                                                 $370,000.00    N
  600051629     EDWARD E & BETTY A JORDAN     360     .00                                                 $385,450.00    N
  600051630     AUDREY LYNNE NEWMAN           360     .00                                                 $385,000.00    N
  600051631     ARTHUR R & HOLLY P LEBLAN     360     .00                                                 $420,000.00    N
  600051632     ALEXANDER P & MARY P KURI     360     .00                                                 $335,000.00    N

(vlegal.ace v1.4)                                                       Page  78
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051633     JONATHAN & SARAH HANUKA     653 SEQUOIA LANE           FROSSMORE, IL      IL     60422      $276,627.10
  600051634     PHILLIP R & BEVERLY H SHE   958 W TREE DR              COLLIERVILLE, T    TN     38017      $292,303.73
  600051635     PAUL J & LORI A CALLAS      3385 MARTINI ROAD          SPARKS, NV         NV     89434      $239,743.67
  600051636     J WILLIAM ILMANEN           1145 DOVE MEADOW ROAD      SOLVANG, CA        CA     93463      $270,000.00
  600051637     LORNE C & DIANE L DYKE      5400 CANYON CREST DRIVE    SAN RAMON, CA      CA     94583      $226,500.00
  600051638     DAVID D HENDERSON           28770 PARK WOODLAND PLACE  SAUGUS, CA         CA     91350      $246,500.00
  600051639     JOHN H & CHERYL LACY FULF   8609 STIRRUP COURT         POTOMAC, MD        MD     20854      $550,000.00
  600051640     VANISH CHHABRA              1848 EAST MOUNTAIN STREET  PASADENA, CA       CA     91104      $234,000.00
  600051641     TED A & SALLY BROWN GRANT   2444 HIGHTEE COURT         CROFTON, MD        MD     21114      $230,591.20
  600051642     DAVID M & CHRISTY G BRODT   17421 FORBES LANE          HUNTINGTON BEAC    CA     92647      $228,000.00
  600051643     MARK A & KARIN E DILORENZ   55 MERRILL DRIVE           MAHWAH, NJ         NJ     7430       $427,316.60
  600051644     EUGENE N WITKIN             4585 KINGS ABBOTT WAY      NORCORSS, GA       GA     30092      $290,400.79
  600051645     J VEREEN & LESLIE W SMITH   2229 DEMERON RD            TALLAHASSEE, FL    FL     32312      $249,012.98
  600051646     TIMOTHY C GISH              8 RAILROAD AVENUE          WILMINGTON, MA     MA     1887       $117,778.30

                                              INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                        RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------           --------    -----  ------     -----   ------     --------
  600051633     JONATHAN & SARAH HANUKA       8.375      .250    8.125     .0350     8.090     04/01/2026
  600051634     PHILLIP R & BEVERLY H SHE     8.000      .250    7.750     .0350     7.715     04/01/2026
  600051635     PAUL J & LORI A CALLAS        8.500      .250    8.250     .0350     8.215     04/01/2026
  600051636     J WILLIAM ILMANEN             8.125      .250    7.875     .0350     7.840     05/01/2026
  600051637     LORNE C & DIANE L DYKE        7.500      .250    7.250     .0350     7.215     05/01/2026
  600051638     DAVID D HENDERSON             7.500      .250    7.250     .0350     7.215     05/01/2026
  600051639     JOHN H & CHERYL LACY FULF     7.750      .250    7.500     .0350     7.465     05/01/2026
  600051640     VANISH CHHABRA                7.500      .250    7.250     .0350     7.215     05/01/2026
  600051641     TED A & SALLY BROWN GRANT     7.875      .250    7.625     .0350     7.590     04/01/2026
  600051642     DAVID M & CHRISTY G BRODT     8.625      .250    8.375     .0350     8.340     05/01/2026
  600051643     MARK A & KARIN E DILORENZ     7.625      .250    7.375     .0350     7.340     11/01/2015
  600051644     EUGENE N WITKIN               7.750      .250    7.500     .0350     7.465     12/01/2015
  600051645     J VEREEN & LESLIE W SMITH     7.750      .250    7.500     .0350     7.465     03/01/2016
  600051646     TIMOTHY C GISH                7.500      .250    7.250     .0350     7.215     01/01/2016

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051633     JONATHAN & SARAH HANUKA       9887218               $2,103.88       19         05/01/1996
  600051634     PHILLIP R & BEVERLY H SHE     9888303               $2,146.27       19         05/01/1996
  600051635     PAUL J & LORI A CALLAS        9918011               $1,844.54                  05/01/1996
  600051636     J WILLIAM ILMANEN             9929869               $2,004.74                  05/01/1996
  600051637     LORNE C & DIANE L DYKE        9942364               $1,583.72                  05/01/1996
  600051638     DAVID D HENDERSON             9943652               $1,723.56        3         05/01/1996
  600051639     JOHN H & CHERYL LACY FULF     9944849               $3,940.27                  05/01/1996
  600051640     VANISH CHHABRA                9945514               $1,636.16       19         05/01/1996
  600051641     TED A & SALLY BROWN GRANT     9949392               $1,673.10       19         05/01/1996
  600051642     DAVID M & CHRISTY G BRODT     9959899               $1,773.36        2         05/01/1996
  600051643     MARK A & KARIN E DILORENZ     5830654               $3,513.26                  05/01/1996
  600051644     EUGENE N WITKIN               6101554               $2,405.38                  05/01/1996
  600051645     J VEREEN & LESLIE W SMITH     6950577               $2,052.37                  05/01/1996
  600051646     TIMOTHY C GISH                7058592                 $957.85                  05/01/1996

                                              PER     LIFE      LIFE      GROSS     NET      CERT.      PROP         BUYDOWN
  LOAN #       BORROWER                       CAP     FLOOR     CAP       MARGIN   MARGIN   MARGIN      VALUE         TYPE
  ------       --------------------          ----     -----     ----      ------   ------   ------   -----------     ------
  600051633     JONATHAN & SARAH HANUKA       360     .00                                               $311,000.00    N
  600051634     PHILLIP R & BEVERLY H SHE     360     .00                                               $325,000.00    N
  600051635     PAUL J & LORI A CALLAS        360     .00                                               $335,000.00    N
  600051636     J WILLIAM ILMANEN             360     .00                                               $570,000.00    N
  600051637     LORNE C & DIANE L DYKE        360     .00                                               $351,500.00    N
  600051638     DAVID D HENDERSON             360     .00                                               $273,900.00    N
  600051639     JOHN H & CHERYL LACY FULF     360     .00                                             $1,150,000.00    N
  600051640     VANISH CHHABRA                360     .00                                               $260,000.00    N
  600051641     TED A & SALLY BROWN GRANT     360     .00                                               $242,910.00    N
  600051642     DAVID M & CHRISTY G BRODT     360     .00                                               $240,000.00    N
  600051643     MARK A & KARIN E DILORENZ     240     .00                                               $560,000.00    N
  600051644     EUGENE N WITKIN               240     .00                                               $376,000.00    N
  600051645     J VEREEN & LESLIE W SMITH     240     .00                                               $450,000.00    N
  600051646     TIMOTHY C GISH                240     .00                                               $186,000.00    N

(vlegal.ace v1.4)                                                       Page  79
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051647     RALF A & MAI P LEOPOLD      12150 SE 143RD PL          PORTLAND, OR       OR     97236      $407,858.06
  600051648     MARK P & PAMELA G JOHNSON   1000 W 57TH TERRACE        KANSAS CITY, MO    MO     64113      $348,237.82
  600051649     JAN & KIM BEAR              RR9 BOX 65 A               SANTA FE, NM       NM     87505      $397,785.84
  600051650     LAURENCE L & PATTI S WEBB   W299 N1848 WINDRIDGE COUR  PEWAUKEE, WI       WI     53072      $231,146.49
  600051651     RONALD R & CHARLOTTE A JA   5114 HERSCHEL SPEARS CIRC  BRENTWOOD, TN      TN     37027      $244,550.71
  600051652     ANTHONY MATTERA             13 EAST POINT LANE         CANOE PLACE, NY    NY     11946      $189,706.37
  600051653     KENNETH I WRIGHT            1308 EAST 27TH AVENUE      SPOKANE, WA        WA     99203      $400,000.00
  600051654     ERIK & MARY JO AMLIE        3329 NE 17TH STREET        FORT LAUDERDALE    FL     33305      $265,500.00
  600051655     CHARLES C & HENRIETTA Q G   1992 MONTEMAR WAY          SAN JOSE, CA       CA     95125      $284,146.51
  600051656     ROBERT J KILBY              23914 EAST SUMMIT ROAD     LOS GATOS, CA      CA     95030      $376,838.71
  600051657     DARRELL & MALINDA A PERRY   18822 CYPRESS MOUNTAIN DR  SPRING, TX         TX     77388      $233,144.58
  600051658     JAKE & JOHNNIE M SPIKES     6230 PENFIELD LANE         SOLON, OH          OH     44139      $284,587.13
  600051659     JOHN E & ERICA DUDDY        509 MIRAMAR AVENUE         SAN FRANCISCO,     CA     94112      $303,112.64
  600051660     MICHAEL T DEROSA            2207 BRIARMEAD DRIVE       HOUSTON, TX        TX     77057      $243,000.00

                                              INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                        RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------           --------    -----  ------     -----   ------     --------
  600051647     RALF A & MAI P LEOPOLD        7.250      .250    7.000     .0350     6.965     01/01/2016
  600051648     MARK P & PAMELA G JOHNSON     7.375      .250    7.125     .0350     7.090     02/01/2016
  600051649     JAN & KIM BEAR                7.375      .250    7.125     .0350     7.090     02/01/2016
  600051650     LAURENCE L & PATTI S WEBB     7.375      .250    7.125     .0350     7.090     03/01/2016
  600051651     RONALD R & CHARLOTTE A JA     7.375      .250    7.125     .0350     7.090     04/01/2016
  600051652     ANTHONY MATTERA               8.750      .250    8.500     .0350     8.465     04/01/2016
  600051653     KENNETH I WRIGHT              9.125      .875    8.250     .0350     8.215     05/01/2026
  600051654     ERIK & MARY JO AMLIE          9.125      .875    8.250     .0350     8.215     05/01/2026
  600051655     CHARLES C & HENRIETTA Q G     8.625     1.125    7.500     .0350     7.465     12/01/2025
  600051656     ROBERT J KILBY                8.500      .875    7.625     .0350     7.590     12/01/2025
  600051657     DARRELL & MALINDA A PERRY     9.000     1.125    7.875     .0350     7.840     04/01/2026
  600051658     JAKE & JOHNNIE M SPIKES       9.500      .875    8.625     .0350     8.590     12/01/2025
  600051659     JOHN E & ERICA DUDDY          8.750     1.125    7.625     .0350     7.590     12/01/2025
  600051660     MICHAEL T DEROSA              8.250      .875    7.375     .0350     7.340     05/01/2026

                                                                                   MI        INTEREST        LOAN
  LOAN #       BORROWER                        S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------          ---------------      ---------        --        --------        ----
  600051647     RALF A & MAI P LEOPOLD        7858839               $3,250.82                  05/01/1996
  600051648     MARK P & PAMELA G JOHNSON     8022477               $2,815.63                  05/01/1996
  600051649     JAN & KIM BEAR                8196525               $3,191.87                  05/01/1996
  600051650     LAURENCE L & PATTI S WEBB     8789974               $1,851.28                  05/01/1996
  600051651     RONALD R & CHARLOTTE A JA     8948746               $1,955.02                  05/01/1996
  600051652     ANTHONY MATTERA               9017058               $1,679.05                  05/01/1996
  600051653     KENNETH I WRIGHT              1298594               $3,254.53        7         05/01/1996
  600051654     ERIK & MARY JO AMLIE          1493942               $2,160.20       19         05/01/1996
  600051655     CHARLES C & HENRIETTA Q G     6594744               $2,216.70        3         05/01/1996
  600051656     ROBERT J KILBY                6635040               $2,906.49        3         05/01/1996
  600051657     DARRELL & MALINDA A PERRY     7184128               $1,876.96       19         05/01/1996
  600051658     JAKE & JOHNNIE M SPIKES       7192128               $2,398.96       19         05/01/1996
  600051659     JOHN E & ERICA DUDDY          7309213               $2,391.57        3         05/01/1996
  600051660     MICHAEL T DEROSA              8108860               $1,825.58       12         05/01/1996

                                             PER     LIFE      LIFE      GROSS        NET      CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                      CAP     FLOOR     CAP       MARGIN      MARGIN   MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------   ------     -----------   ------
  600051647     RALF A & MAI P LEOPOLD        240     .00                                                 $602,000.00    N
  600051648     MARK P & PAMELA G JOHNSON     240     .00                                                 $535,000.00    N
  600051649     JAN & KIM BEAR                240     .00                                                 $650,000.00    N
  600051650     LAURENCE L & PATTI S WEBB     240     .00                                                 $355,000.00    N
  600051651     RONALD R & CHARLOTTE A JA     240     .00                                                 $500,000.00    N
  600051652     ANTHONY MATTERA               240     .00                                                 $300,000.00    N
  600051653     KENNETH I WRIGHT              360     .00                                                 $450,000.00    N
  600051654     ERIK & MARY JO AMLIE          360     .00                                                 $295,000.00    N
  600051655     CHARLES C & HENRIETTA Q G     360     .00                                                 $300,000.00    N
  600051656     ROBERT J KILBY                360     .00                                                 $420,000.00    N
  600051657     DARRELL & MALINDA A PERRY     360     .00                                                 $245,550.00    N
  600051658     JAKE & JOHNNIE M SPIKES       360     .00                                                 $317,000.00    N
  600051659     JOHN E & ERICA DUDDY          360     .00                                                 $320,000.00    N
  600051660     MICHAEL T DEROSA              360     .00                                                 $270,000.00    N

(vlegal.ace v1.4)                                                       Page  80
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------
  600051661     MARK C & STACY S ROLAND     221 RIVERLAKE ROAD         FAIR PLAY, SC      SC     29643      $225,900.00
  600051662     DAVID & AUSTINE WOOD COMA   10561 HAVEN STREET         LAS VEGAS, NV      NV     89123      $225,000.00
  600051663     DAVID & MARY SCHUYLER       909 NORTH CORDOVA STREET   ALHAMBRA, CA       CA     91801      $298,827.98
  600051664     LAWRENCE O & SYLVIA S SON   330 CANTERHILL LANE        MONCKS CORNER,     SC     29461      $230,249.29
  600051665     DIANE R ZARCONI             3131 HIGHLAND DRIVE        PALMER TWP, PA     PA     18042      $249,706.25
  600051666     ERIC C & C RONDA SMITH      9512 TEXHOMA AVENUE        NORTHRIDGE, CA     CA     91325      $279,000.00
  600051667     SCOTT M & LORRAINE M REID   28306 180TH AVENUE SE      KENT, WA           WA     98042      $220,300.00
  600051668     JAMES A & RENE' OBRIEN      308 LAKE HAMILTON DRIVE    HOT SPRINGS, AR    AR     71913      $266,000.00


                                              INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                        RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------           --------    -----  ------     -----   ------     --------
  600051661     MARK C & STACY S ROLAND       8.750      .875    7.875     .0350     7.840     05/01/2026
  600051662     DAVID & AUSTINE WOOD COMA     8.500      .875    7.625     .0350     7.590     05/01/2026
  600051663     DAVID & MARY SCHUYLER         8.750     1.125    7.625     .0350     7.590     04/01/2026
  600051664     LAWRENCE O & SYLVIA S SON     8.125      .875    7.250     .0350     7.215     04/01/2026
  600051665     DIANE R ZARCONI               8.750     1.125    7.625     .0350     7.590     04/01/2026
  600051666     ERIC C & C RONDA SMITH        7.875      .875    7.000     .0350     6.965     05/01/2026
  600051667     SCOTT M & LORRAINE M REID     8.750      .875    7.875     .0350     7.840     05/01/2026
  600051668     JAMES A & RENE' OBRIEN        9.500     1.125    8.375     .0350     8.340     05/01/2026

                                                                                  MI        INTEREST        LOAN
  LOAN #       BORROWER                       S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------         ---------------      ---------        --        --------        ----
  600051661     MARK C & STACY S ROLAND      8394880              $1,777.16        7         05/01/1996
  600051662     DAVID & AUSTINE WOOD COMA    8401380              $1,730.06       12         05/01/1996
  600051663     DAVID & MARY SCHUYLER        8438193              $2,352.23       12         05/01/1996
  600051664     LAWRENCE O & SYLVIA S SON    8511420              $1,710.71       12         05/01/1996
  600051665     DIANE R ZARCONI              8877735              $1,965.57       19         05/01/1996
  600051666     ERIC C & C RONDA SMITH       9504396              $2,022.94       19         05/01/1996
  600051667     SCOTT M & LORRAINE M REID    9587979              $1,733.10        3         05/01/1996
  600051668     JAMES A & RENE' OBRIEN       9841970              $2,236.67       12         05/01/1996

                                             PER     LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                      CAP     FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------
  600051661     MARK C & STACY S ROLAND      360     .00                                                     $251,000.00    N
  600051662     DAVID & AUSTINE WOOD COMA    360     .00                                                     $250,000.00    N
  600051663     DAVID & MARY SCHUYLER        360     .00                                                     $315,400.00    N
  600051664     LAWRENCE O & SYLVIA S SON    360     .00                                                     $256,000.00    N
  600051665     DIANE R ZARCONI              360     .00                                                     $263,000.00    N
  600051666     ERIC C & C RONDA SMITH       360     .00                                                     $310,000.00    N
  600051667     SCOTT M & LORRAINE M REID    360     .00                                                     $250,000.00    N
  600051668     JAMES A & RENE' OBRIEN       360     .00                                                     $280,000.00    N

(vlegal.ace v1.4)                                                       Page  81
RUN DATE:  05/28/1996     PNC MORTGAGE SECURITIES CORP.
    TIME:  17:15:32            LEGAL LOAN LISTING
REQUESTED STATUS                AS OF 05/01/1996

POOL NUMBER:  1380          POOL NAME:  1996-1 DLJ

                                                                                                            SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS             CITY              STATE    ZIP        BALANCE
  ------       --------------------         --------------------       ---------------   -----   -----     ------------







                                              INTEREST    LNDR     NET      MGMT      PC       SCHEDULED
  LOAN #       BORROWER                        RATE       FEE     RATE      FEE      RATE      MATURITY
  ------       --------------------           --------    -----  ------     -----   ------     --------







                                                                                  MI        INTEREST        LOAN
  LOAN #       BORROWER                       S/S LOAN #         P & I PMT        CO         PAID-TO        TERM
  ------       --------------------         ---------------      ---------        --        --------        ----







                                             PER     LIFE      LIFE      GROSS        NET        CERT.        PROP       BUYDOWN
  LOAN #       BORROWER                      CAP     FLOOR     CAP       MARGIN      MARGIN     MARGIN        VALUE       TYPE
  ------       --------------------         ----     -----     ----      ------      ------     ------     -----------   ------







                   LOAN         # OF              CURRENT           PROPERTY         ORIG LOAN
                   COUNT       BUYDOWN            BALANCE            VALUE             AMOUNT             P & I
 ** POOL           -----       -------         --------------    --------------    --------------     ------------
 ** TOTAL          1114           2            329,894,608.04    451,451,800.08    330,834,258.00     2,382,055.96








                                                                       Exhibit E

SELLING AND SERVICING
CONTRACT

          This Selling and Servicing Contract (the "Contract") made and entered into by PNC Mortgage Securities Corp. ("Buyer") and the Seller ("Seller") identified below,

WITNESSETH:

          WHEREAS, Seller has submitted a Seller Application to Buyer and has otherwise been approved by Buyer; and

          WHEREAS, Seller has received the Buyer's Selling Guide and the Buyer's Servicing Guide (the "Guides");

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Buyer and Seller hereto agree as follows:

          1. GUIDES. The Guides, which set forth the terms and conditions under which Seller is to sell and service mortgages, are supplements to this Contract and such Guides, as may be amended or supplemented form time to time, are incorporated into this Contract in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used herein and not defined herein have the meanings ascribed to them in Appendix A, Glossary of Terms, to the Guides.

          2. SELLERS' DUTIES. Seller shall diligently perform all duties incident to the selling and servicing of all mortgages which may be sold by Seller from time to time and such other mortgages as Buyer and Seller may mutually agree upon. In the performance of such duties, Seller shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by the mortgage banking industry. Seller shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instructions of Buyer. Seller shall perform such services at its sole expense except as otherwise expressly provide din the Guides. Seller agrees to service each of such mortgages continuously beginning with the Purchase Date for such mortgages or the date of designation of Seller as replacement Servicer for mortgages previously purchased by Buyer from another Seller, until all interest and principal on each mortgage has been paid in full, the mortgage has been liquidated a provided in the Guides, or such servicing duties are terminated by Buyer.

          3. COMPENSATION. Seller shall be compensated for its services hereunder as specified in the Guides.

          4. DOCUMENTS AND RECORDS. Seller agrees to create, maintain and transmit all mortgage records and documents including all permanent mortgage account records in accordance with the Guides. With respect to such records and documents, Seller shall have custody privileges and Buyer shall have ownership of the mortgage records and documents. Buyer may inspect such records and documents at reasonable times during Seller's normal business hours. Seller shall maintain accurate records and books of account, an adequate system of audit and internal control, and shall conduct its origination and servicing activities in a responsible and businesslike manner. Seller shall promptly notify Buyer in writing of any activity or action, either internal or external, which could potentially affect adversely the terms of any mortgage serviced hereunder or the ability of Seller to service any mortgage.

          5. WARRANTIES, OBLIGATIONS AND REPRESENTATIONS. The warranties, obligations and representations stated in the Guides and hereby made or undertaken by Seller with respect to each of the mortgages to be sold and serviced by it on behalf of Buyer, unless expressly waived in writing by Buyer. All warranties made by Seller shall survive (i) any investigation made by or on behalf of Buyer, its assignee or designee, (ii) liquidation of the mortgage,
(iii) purchase of the mortgage by Buyer, its designee or assignee,
(iv) repurchase of the mortgage by Seller, and (v) termination of this Contract, or similar event, and all such warranties shall inure to the benefit of Buyer, its successors and assigns and any transferee of any mortgage. Upon specific written request from Buyer, Seller shall supply evidence that is satisfactory to Buyer of its compliance with any provisions of the Guides.

          6. REPURCHASE OBLIGATION. If, after purchase of any mortgage by Buyer, any of the representations or warranties of the Seller contained herein or in the Selling Guide are untrue, Buyer may, at its option, without regard to the Seller's actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Seller's actual knowledge), in addition to and without limitation as to any other remedy accruing to Buyer, require the Seller to repurchase said mortgage pursuant to the Guides. It is contemplated that a third party will purchase from Buyer the mortgages purchased from Seller, and Seller agrees that Buyer may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

          7. CUSTODIANSHIP OF FUNDS. Seller shall fully account to Buyer for the custodianship of funds received from, or on behalf of, a Borrower for mortgages serviced hereunder. Seller shall establish and maintain custodial accounts in accordance with the Guides for (i) the segregation of all principal and interest received, and (ii) the administration of all amounts to be deposited into escrow accounts, and such accounts shall be maintained free and clear of any lien or encumbrance. Seller must be in control of the funds in its custody at all times, and upon request from time to time of Buyer shall submit complete and accurate analyses of cash balances on hand and of the receipt, deposit and disposition of monies handled.

          8. INDEMNIFICATION BY SELLER. Seller shall indemnify Buyer from and hold Buyer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Contract or from any claim, demand, defense or assertion against or involving Buyer or its assignee or transferee of any mortgage based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by Buyer in reliance upon any warranty, obligation or representation made by Seller contained in or made pursuant to this Contract. Seller hereby acknowledges Buyer's intent to sell the mortgages to third parties in reliance upon Seller's warranties, obligations and representations. The obligations of Seller under this paragraph shall survive delivery and payment for the mortgages, liquidation or repurchase of the mortgages and termination of this Contract or the expiration hereof.

          9. NO ASSIGNMENT. This Contract is of the nature of a personal service agreement and accordingly may not be assigned by Seller. Except as provided in paragraph 10 of this Contract, Seller may not assign or otherwise transfer its responsibility for servicing individual mortgages to any other entity, including affiliates. Any attempt to assign servicing rights without the prior written consent of Buyer shall be null and void. Any such assignment without the consent of Buyer shall be grounds for immediate termination of the servicing rights with respect to the servicing purportedly assigned.

          10. SUBCONTRACTING OF SERVICING. Seller may not, without Buyer's prior written approval, subcontract with any other entity, including affiliates, its responsibility for servicing any mortgage it has contracted to service for Buyer.

          11. TERMINATION BY BUYER. Buyer may terminate the right of Seller to continue to service mortgage loans for Buyer and/or revoke the status of Seller as an approved Seller for any of the reasons set forth in the Guides, including a change in Seller's form of organization, a transfer of 25% or more of the equity interest in Seller or change in its principal executive or financial officers. No such termination shall release Seller from any of its obligations hereunder or under the Guides or from any liability arising hereunder or thereunder. Any forbearance or delay by Buyer in exercising such rights shall not be deemed a waiver of and shall not preclude the exercise of any such right. Upon termination by Buyer of this Contract for any reason other than a failure of Seller to meet the eligibility requirements as set forth in the Guides as determined by Buyer, Seller shall be compensated for such termination in the amount specified in the Servicing Guide.

          12. ATTORNEY'S FEES. In the event of a dispute arising from or concerning an obligation of the Seller or Buyer under this Contract which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

          13. OFFSET. Buyer shall have the right to offset amounts due from Seller against the purchase price to be paid for the acquisition of mortgages. Amounts due which may be offset include but are not limited to past due pair-off fees and funds for the repurchase of mortgages which are subject to an outstanding repurchase demand.

          14. NOTICE. Any notice required or permitted hereunder shall be in writing and shall be sent to Seller at its address shown under its signature below or to such other address Seller may designate in writing or to Buyer at 440 North Fairway Drive, Vernon Hills, Illinois 60061 or to such other address designated by Buyer in writing, by certified mail, return receipt requested, postage prepaid.

          15. PRIOR AGREEMENTS. This Contract supersedes any prior agreements and understandings between Buyer and Seller governing the subject matter hereof; provided, however, that Seller shall not be released from any responsibility or liability that may have arisen under such agreements and understandings.

          16. GOVERNING LAW. This Contract is made in the State of Illinois and shall be governed by the law of such state.

          17. USE OF TERM "SELLER". Wherever the term "Seller" is used in this contract in a context involving loan administration, servicing, and accounting obligations, such term shall be deemed to mean "Servicer" as is used in the Buyer's Servicing Guide.

          18. EFFECTIVE DATE OF CONTRACT. This contract is not effective until it is accepted by Buyer. An executed copy of the Contract will be returned to the Seller.

          19. STATUS OF PARTIES. Seller and Buyer each represent, warrant and agree that as of the date of this Contract: (i) each party is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this Contract and agreements to which both are parties as contemplated by this Contract; (ii) this Contract has been duly authorized, executed and delivered to both parties and constitutes a valid and legally binding agreement of each party, enforceable in accordance with its terms; (iii) there is no action, proceeding or investigation pending or threatened, nor any basis therefore known to either party that questions the validity or prospective validity of this Contract insofar as the Contract relates to either party, or any essential element upon which this Contract depends, or any action to be taken by either party pursuant to this Contract; and (iv) insofar as either party's capacity to carry out any obligation under this Contract is concerned, neither party will be in violation of any provision of any charter, certificate or incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects either party's capacity to carry out any such obligation. Seller's and Buyer's execution of, and performance pursuant to, this Contract will not result in any such violation. At all times Seller shall act as an independent contractor.

          IN WITNESS WHEREOF, the parties have executed this Contract by proper officials duly authorized on the dates hereinafter set forth. This Contract shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of the Buyer.

________________________________________    _____________________________
Name of Seller                              Seller I.D. number

________________________________________    _____________________________
Type of Organization                        Organized under laws of

_________________________________________________________________________
Principal place of business:  street address, city, state, zip code

_________________________________________________________________________
Typed name and title of Seller's authorized officer

________________________________________    _____________________________
Signature of Seller's authorized officer    Date


Agreed to and accepted by PNC MORTGAGE SECURITIES CORP.

_________________________________________________________________________
Typed name and title of authorized representative

________________________________________    _____________________________
Signature of authorized representative      Date

                                                                       Exhibit F

FORM OF TRANSFEROR CERTIFICATE FOR
CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


[Date]


State Street Bank and Trust Company, as Trustee
Corporate Trust Department, 5th Floor
One Heritage Drive
North Quincy, MA  02171-2128


     Re: PURCHASE OF PNC MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1996-1, CLASS [B-4] [B-5] [B-6] (the "Certificates")

Ladies and Gentlemen:

     In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and
(b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.


                              Very truly yours,



                              [Name of Transferor]

                              By:
                                    Authorized Officer

Exhibit G

FORM OF TRANSFEREE"S AGREEMENT FOR
CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                     [Date]


State Street Bank and Trust Company
Corporate Trust Department, 5th Floor
One Heritage Drive
North Quincy, MA  02171-2128

PNC Mortgage Securities Corp.
440 N. Fairway Drive
Vernon Hills, Illinois  60061


          The undersigned (the "Purchaser") proposes to purchase [Class B-4] [Class B-5] [Class B-6] Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-1 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of May 1, 1996 (the "Pooling Agreement"), between PNC Mortgage Securities Corp. ("PNC") and State Street Bank and Trust Company, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-1.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

          (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

          (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

          (d)  The Purchaser is not affiliated with the Trustee;

          (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the Trust, the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

          (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

          (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

          Section 3.     Transfer of Purchased Certificates.

          (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder"s prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee"s Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

          (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

     [Purchaser]


     By: ____________________________

     Its: ___________________________

                           Exhibit A to Form of Transferee Agreement (Exhibit G)

                          PNC MORTGAGE SECURITIES CORP.

                             BENEFIT PLAN AFFIDAVIT

RE:  PNC MORTGAGE SECURITIES CORP.
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-1
     (THE "TRUST") [CLASS B-4] [CLASS B-5] [CLASS B-6]
     CERTIFICATES (THE "PURCHASED CERTIFICATES")


          Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.   That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

          3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust or (iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.


          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:

Its:

          Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

SUBSCRIBED and SWORN to before me
this day of ____________, 19__.

________________________________
         Notary Public

                                                                       Exhibit H


          FINANCIAL                                           FINANCIAL GUARANTY
          SECURITY                                              INSURANCE POLICY
          ASSURANCE

Trust:    As described in Endorsement No. 1                          Policy No.:
Certificates:  $           PNC Mortgage Securities             Date of Issuance:
               Corp. Mortgage Pass-Through Certificates,
               Series 1996-1, Class  (the "Guaranteed
               Certificates")

     FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

     For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

     Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

     Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

     Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

     This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or Instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                              FINANCIAL SECURITY ASSURANCE INC.




                              By
                                      AUTHORIZED OFFICER


A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, N.Y.  10022-6022                       (212) 826-0100
Form 101NY (5/89)

                              ENDORSEMENT NO. 1 TO
                       FINANCIAL GUARANTY INSURANCE POLICY


FINANCIAL SECURITY ASSURANCE INC.

TRUST: Established pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as Trustee.

POLICY NO.:

CERTIFICATES:  $          PNC Mortgage Securities Corp. Mortgage Pass-Through
               Certificates, Series 1996-1, Class    (the "Guaranteed
               Certificates")

DATE OF ISSUANCE:   May 30, 1996

     1. DEFINITIONS. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

     "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

     "GUARANTEED CERTIFICATES" means the Class     Certificates.

     "GUARANTEED CERTIFICATEHOLDER" means a Holder of Guaranteed Certificates.

     "GUARANTEED DISTRIBUTIONS" means, with respect to each Distribution Date, the distribution to be made to the Holders of the Guaranteed Certificates in an amount equal to the sum of (i) an amount attributable to interest equal to the product of (a) 1/12 of the Remittance Rate applicable to the Guaranteed Certificates and (b) the Class Principal Balance of such Guaranteed Certificates as of such Distribution Date, net of (x) any prepayments interest shortfalls covered by the Reserve Fund or paid as Compensating Interest by the Master Servicer with respect to such Guaranteed Certificates and (y) interest shortfalls allocable to such Guaranteed Certificates resulting from the application of the Soldiers' and Sailors Relief Act of 1940, as amended, and
(ii) any losses of principal allocated to such Guaranteed Certificates with respect to such Distribution Date, in each case in accordance with the original terms of the Guaranteed Certificates when issued and without regard to any amendment or modification of the Guaranteed Certificates or the Pooling and Servicing Agreement which has not been consented to by Financial Security. Notwithstanding the foregoing, Guaranteed Distributions shall include interest shortfalls (i) otherwise covered by Compensating Interest payable by the Master Servicer if (a) the Master Servicer fails to make such Compensating Interest payment in accordance with the terms of the Pooling and Servicing Agreement and such failure gives rise to an Event of Default and (b) the Trustee fails to make such Compensating Interest payment in accordance with the terms of the Pooling and Servicing Agreement and (ii) to the extent not actually paid from the Reserve Fund. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of any taxes, withholding or other charge imposed by any governmental authority. "Guaranteed Distributions" includes the Certificate Principal Balance with respect to the Guaranteed Certificates to the extent unpaid on the last scheduled maturity date of the Mortgage Loan that is last to mature.

     "POLICY" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

     "POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing Agreement dated as of May 1, 1996 between PNC Mortgage Securities Corp., as Depositor and Master Servicer, State Street Bank and Trust Company, as Trustee.

     "RECEIPT" and "RECEIVED" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, at or prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

     "TERM OF THIS POLICY" means the period from and including the Date of Issuance to and including the date on which the last of the following occurs (i) the principal balance of all the Guaranteed Certificates is zero, (ii) any period during which any payment on the Guaranteed Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and non-appealable order in resolution of each such proceeding has been entered.

     "TRUSTEE" means State Street Bank and Trust Company in its capacity as Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

     2. NOTICES AND CONDITIONS TO PAYMENT IN RESPECT OF GUARANTEED DISTRIBUTIONS. Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Trustee.

     Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

     3. NOTICES AND CONDITIONS TO PAYMENT IN RESPECT OF GUARANTEED DISTRIBUTIONS AVOIDED AS PREFERENCE PAYMENTS. If any payment of principal or interest to a Guaranteed Certificateholder of a Guaranteed Certificate is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trustee of
(A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the relevant Guaranteed Certificateholder is required to return principal or interest distributed with respect to the Guaranteed Certificate during the Term of this Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the relevant Guaranteed Certificateholder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the relevant Guaranteed Certificateholder, in such form as is reasonably required by Financial Security and provided to the relevant Guaranteed Certificateholder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the relevant Guaranteed Certificateholder relating to or arising under the Guaranteed Certificate against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Guaranteed Certificateholder directly (unless a Guaranteed Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trustee for distribution to such Guaranteed Certificateholder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 3.16(f) of the Pooling and Servicing Agreement.

     4. GOVERNING LAW. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     5. FISCAL AGENT. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee,
(i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial

Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     6. WAIVER OF DEFENSES. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

     7. NOTICES. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                    Financial Security Assurance Inc.
                    350 Park Avenue
                    New York, NY  10022
                    Attention:          Senior Vice President
                                        Surveillance Department
                    Telecopy No.:       (212) 339-3518
                    Confirmation:       (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

     8. PRIORITIES. In the event any term or provision on the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

     9. EXCLUSIONS FROM INSURANCE GUARANTY FUNDS. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     10. SURRENDER OF POLICY. The Holder shall surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                              FINANCIAL SECURITY ASSURANCE INC.


                              By:
                                      Authorized Officer

                                                                       Exhibit I

                             TRANSFEROR CERTIFICATE

                                     [Date]

State Street Bank and Trust Company, as Trustee
Corporate Trust Department, 5th Floor
One Heritage Drive
North Quincy, MA  02171-2128




     Re: PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-1, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the sale by
                     (the "Seller") to                                  (the
"Purchaser") of $____________________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-1, Class R (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of May 1, 1996 among PNC Mortgage Securities Corp., as packager and master servicer (the "Company"), and State Street Bank and Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

     4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

     5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

     6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                         Very truly yours,



                         [Seller]

                         By: ____________________________________
                         Name: _________________________________
                         Title: ___________________________________

                                                                       Exhibit J

                       TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF       )
               )   ss:
COUNTY OF      )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class R Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of
                           ] [the United States], on behalf of which he makes
this affidavit and agreement.

     2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers" cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

     3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

     4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5. That the Owner is aware that the Trustee will not register the Transfer of the Class R Certificates unless the transferee, or the transferees" agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

     6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class R Certificates were issued

(in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

     7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

     8. The Owner"s Taxpayer Identification Number is                        .

     9. That no purpose of the Owner relating to the purchase of the Class R Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

     10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

     11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

     12. That no purpose of the Owner relating to any sale of the Class R Certificates by the Owner will be to impede the assessment or collection of tax.

     13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

     15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

     16. The Owner as transferee of the Class R Certificates has represented to their transferor that, if the Class R Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificates as they become due.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its
[Assistant] Secretary, this           day of            , 19    .

[Name of Owner]


          By:
          [Name of Officer]
          [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this      day of                     , 19  .




     NOTARY PUBLIC


     COUNTY OF
     STATE OF
     My Commission expires the     day
     of                   , 19

                                                                    Exhibit K


     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family fixed-rate mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     The Company promises to distribute on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), such Certificateholder"s Undivided Interest represented by this Certificate in the portion of the Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed under its official seal.

PNC Mortgage Securities Corp.                PNC MORTGAGE SECURITIES CORP.
Incorporated July 21, 1978
Corporate Seal, Delaware                     -----------------------------
                                             By:
                                             Its: Vice President

(SEAL)

Attest:


- ------------------------
By:
Its: Assistant Secretary


                    (TRUSTEE"S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

STATE STREET BANK AND TRUST
COMPANY, as Trustee


- ----------------------------------------
By:


Dated: _________________________________

                          PNC MORTGAGE SECURITIES CORP.
                        MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Certificates, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of each Class of Certificates evidencing Undivided Interests aggregating not less than 66% of the Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among the Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Company upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Company in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder"s attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Undivided Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Trust Fund subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Company and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company"s right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------

(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate of PNC MORTGAGE SECURITIES CORP. and hereby irrevocably constitutes and appoints_____________________________ Attorney to transfer said Certificate on the books of said Corporation, with full power of substitution in the premises.

Dated:____________   ________________________________________________________
                     Signature Guaranteed
          ___________________________________________________________________
          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT L

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


             Description of Rule 144A Securities, including numbers:

                 _______________________________________________
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________

     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of May 30, 1996 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.02(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     3. The Buyer warrants and represents to, and covenants with, the Seller, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to
Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer"s purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or
(iii) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.


     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

___________________________                  _________________________________
Print Name of Seller                         Print Name of Buyer

By:________________________               By:_________________________________
   Name:                                     Name:
   Title:                                    Title:

Taxpayer Identification:                     Taxpayer Identification:

No.                                         No.

Date:                                       Date:

                                                            ANNEX 1 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

    The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.


                                     L-1-1

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer"s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___      ___      Will the Buyer be purchasing the Rule 144A
  Yes    No         Securities only for the Buyer"s own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.


                                     L-1-2

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer"s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              Print Name of Buyer

                              By:
                                   Name:
                                   Title:

                              Date:

                                    L-1-3

                                                            ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer"s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer"s Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer"s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer"s own account.


                                     L-2-1

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer"s purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

     ____________________________________
     Print Name of Buyer

     By:_________________________________

        Name:____________________________

        Title:___________________________


     IF AN ADVISER:

      ___________________________________
      Print Name of Buyer

     Date:_______________________________

     Signature __________________________

(SEAL)

                                     L-2-2

                                                                       EXHIBIT M

[Date]

[Company]


Re: Pooling and Servicing Agreement dated as of May 1, 1996 among PNC Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-1

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section
2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clause (vi) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                              ____________________________
                              as Trustee

                              By:_________________________

                              Name:_______________________

                              Title:______________________



                                      M-1